UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03605

Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Institutional Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-7547

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1. Reports to Stockholders.

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

19	SCHEDULES OF INVESTMENTS

19	DIVERSIFIED ASSETS PORTFOLIO

23	GOVERNMENT PORTFOLIO

27	GOVERNMENT SELECT PORTFOLIO

30	TREASURY PORTFOLIO

31	TAX-EXEMPT PORTFOLIO

40	MUNICIPAL PORTFOLIO

62	ABBREVIATIONS AND OTHER INFORMATION

63	NOTES TO THE FINANCIAL STATEMENTS

69	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

70	TAX INFORMATION

71	FUND EXPENSES

73	TRUSTEES AND OFFICERS

73	APPROVAL OF ADVISORY AGREEMENT FOR TREASURY PORTFOLIO

80	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended November 30, 2008, the Diversified Assets Portfolio posted a 2.45% return, compared with the 2.85% return of the iMoneyNet™ First Tier Institutional Average.

Despite selective intervention by regulators to stabilize the financial system and restore investor confidence, short-term markets remained under considerable stress during the period, and the credit crisis deepened. Early in the period, risk premiums spiked dramatically following the orchestrated bankruptcy rescue of Bear Stearns by the Federal Reserve and JPMorgan Chase after market forces precipitated the deterioration of Bear Stearns’ liquidity position. Furthermore, concerns that capitalization for Fannie Mae and Freddie Mac might not be adequate resurfaced, leading to temporary government support in the form of a massive capital injection into those entities. As market conditions continued to deteriorate sharply, Lehman Brothers declared bankruptcy and Merrill Lynch was forced to sell itself to Bank of America, further unsettling the markets.

While credit markets continue to reassess risk given the heightened degree of uncertainty, principal and liquidity preservation continue to be our primary objectives. Northern Trust Corporation entered into a capital support arrangement with the Portfolio for one of its portfolio securities. For further details, please refer to Note 8 in the Notes to Financial Statements. The Portfolio focused also on strengthening its liquidity by investing its maturity proceeds in overnight investments in order to accommodate any unexpected redemptions. In addition, we remain extremely selective in our purchases and continue to focus on maintaining a high quality portfolio of assets.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET™ FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	2.45%	2.18%	2.85%
FIVE YEAR	3.19	2.92	3.19	0.52	%**
TEN YEAR	3.43	3.14	3.38

*	Since inception.
**	For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2008. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 0.50% for Shares as of November 30, 2008. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2008, the maturity analysis for the Diversified Assets Portfolio as a percentage of investments was:

MATURITY	%
0 - 14 DAYS	70.3%
15 - 30 DAYS	2.3
31 - 60 DAYS	1.2
61 - 90 DAYS	0.3
91 - 180 DAYS	22.9
181 - 364 DAYS	3.0

PORTFOLIO MANAGER

PETER YI

With Northern Trust since 2000

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BDAXX

INCEPTION DATE
SHARES	6/1/83
SERVICE SHARES	7/1/98
PREMIER SHARES*	4/1/99

TOTAL NET ASSETS	$9,219,461,832

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	–

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

GOVERNMENT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The fiscal period saw a series of Federal Reserve rate cuts, beginning with a lowering of the benchmark federal funds rate by 25 basis points to 4.25% in December 2007. After additional cuts in January, March and April, the federal funds rate was at 2.00%. The next several months saw the Fed hold steady. During the last two weeks of September, however, a series of events caused Federal Reserve Chairman Bernanke and Treasury Secretary Paulson to issue a dire statement about the health of the economy. First, Lehman Brothers failed and on the same day the sale of Merrill Lynch to Bank of America was announced. Because of Lehman’s debt security exposure, the Reserve Primary Fund “broke the buck”. Seeking to access the Fed’s liquidity mechanisms, Goldman Sachs and Morgan Stanley converted to bank holding companies. The Fed cut the benchmark rate to 1.50% at yet another unscheduled meeting in October. At the end of October, the federal funds rate was cut by another 50 basis points, to 1.00%, where it remains. At the end of November, there was a shift in the Fed’s monetary policy, as it began pumping cash directly into the banking system, using a new program called ZIRP, or “Zero Interest Rate Policy.”

The Portfolio’s return of 2.30% for the 12-month ended November 30, 2008 lagged the 2.38% return of its benchmark, the iMoneyNet™ Government/Agencies Institutional Average. During the period, the Portfolio maintained a focus on liquidity by investing its maturity proceeds in overnight investments in order to accommodate any unexpected redemptions, and is currently in a neutral position with regard to interest rate exposure.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	SHARES	SERVICE SHARES		PREMIER SHARES		IMONEYNET™ GOVT & AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	2.30%	2.04%		1.77%		2.38%
FIVE YEAR	3.11	2.84		2.30		3.04	0.96	%**
TEN YEAR	3.32	2.99	*	2.88	*	3.25

*	Since inception.
**	For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2008. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 0.94% for Shares as of November 30, 2008. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2008, the maturity analysis for the Government Portfolio as a percentage of investments was:

MATURITY	%
0 - 14 DAYS	34.6%
15 - 30 DAYS	20.6
31 - 60 DAYS	13.4
61 - 90 DAYS	15.9
91 - 180 DAYS	14.8
181 - 364 DAYS	0.7

PORTFOLIO MANAGER

MARY ANN FLYNN

With Northern Trust since 1969

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BNGXX

INCEPTION DATE
SHARES	10/29/85
SERVICE SHARES	4/1/99
PREMIER SHARES*	12/15/98

TOTAL NET ASSETS	$7,612,368,511

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	1.00

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Stress factors in the market increased dramatically during the fiscal year. Consumers and businesses have become less willing to invest. Orders for durable goods such as cars, machinery and computers have dropped more than expected. Gross domestic product shrank by half a percent, the biggest decline since the 2001 recession. Since the beginning of the period, the Federal Reserve’s overnight lending rate has been slashed from 4.25% to 1%.

In order to keep the housing crisis from worsening, Federal regulators took control of Fannie Mae and Freddie Mac. The government has assumed responsibility for trillions of dollars of debt and has agreed to inject billions of dollars. The Treasury Department has agreed to lend directly to the two agencies as needed through 2009. In an effort to stabilize the mortgage market, Fannie Mae and Freddie Mac are expected to modestly increase their holdings of mortgage securities. After that, in order to reduce risk, we expect that they will reduce their direct mortgage holdings.

The Portfolio’s return of 2.31% for the 12-month period ended November 30, 2008 lagged the 2.38% return of its benchmark, the iMoneyNet™ Government/Agencies Institutional Average. The flight to quality by investors has kept Treasury bill rates lower than other short-term issuance. The Portfolio has focused on strengthening its liquidity by investing its maturity proceeds in overnight investments in order to accommodate any unexpected redemptions. We have also maintained a neutral position with respect to interest rate exposure.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	SHARES	SERVICE SHARES		IMONEYNET™ GOVT & AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	2.31%	2.05%		2.38%
FIVE YEAR	3.18	2.92		3.04	0.77	%**
TEN YEAR	3.40	3.05	*	3.25

*	Since inception.
**	For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2008. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 0.65% for Shares as of November 30, 2008. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2008, the maturity analysis for the Government Select Portfolio as a percentage of investments was:

MATURITY	%
0 - 14 DAYS	37.7%
15 - 30 DAYS	27.4
31 - 60 DAYS	10.5
61 - 90 DAYS	12.3
91 - 180 DAYS	10.7
181 - 364 DAYS	1.4

PORTFOLIO MANAGER

MARY ANN FLYNN

With Northern Trust since 1969

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BGSXX

INCEPTION DATE
SHARES	11/7/90
SERVICE SHARES	5/28/99
PREMIER SHARES*	11/23/98

TOTAL NET ASSETS	$15,998,833,061

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	–

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During the fiscal period, the Federal Reserve slashed its overnight target rate from 4.25% to 1% as rising defaults in the subprime mortgage market spread to other parts of the mortgage marketplace and the broader financial sector. The financial collapse triggered an economic recession which many have described as the worst since the Great Depression.

Amid the turmoil, investors sought the safety of U.S. Treasury securities. Several waves of financial market panic drove short-term Treasury Bills to near-zero yields. Three-month bills began the year at 3.14% and closed November near 0.0%. The two-year note began 2008 at 3% and ended November at 0.90%. With the Fed target at 1%, Treasury bills with maturities of up to 4 months recently traded at yields near zero. Economic data in the last few months of the period confirmed a weakening economy. Amid this difficult financial and economic backdrop, the Treasury Portfolio was launched.

From its inception date of November 5, 2008 until November 31, 2008, the Treasury Portfolio posted a 0.02% return, compared with the 0.02% return of the iMoneyNet™ Treasury and Repo Institutional Average for the same time period. Low Treasury yields and low collateral funding rates negatively impacted performance during November. In addition, the Portfolio’s duration has been shorter than that of other similar funds due to the lack of reasonable returns for Treasury bills.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	SHARES	IMONEYNET™ TREASURY & REPO INSTL	CURRENT 7-DAY YIELD
SINCE INCEPTION	0.02%	0.02%	0.32	%*

*	For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2008. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been (0.15%) for Shares as of November 30, 2008. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2008, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%
0 - 14 DAYS	95.6%
91 -180 DAYS	3.3
181 - 364 DAYS	1.1

PORTFOLIO MANAGER

BILAL MEMON

With Northern Trust since 2007

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	NITXX

INCEPTION DATE
SHARES	11/5/08

TOTAL NET ASSETS	$471,790,365

NET ASSET VALUE
SHARES	$1.00

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX - EXEMPT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The Portfolio’s return for the 12-month period was 2.18%, compared with the 2.06% return of its benchmark, the iMoneyNet™ Tax-Free Institutional Average.

The U.S. economy faltered and the financial markets seized up during the past 12 months, creating a significant liquidity crisis. These issues spilled over into the municipal money markets, providing us with many opportunities to lock in attractive yields on fixed-rate notes amid the broader environment of declining interest rates.

The Portfolio continued to experience growth during the past 12 months, bringing its total assets to over $1 billion by November 30, 2008. We believe that the Portfolio was well positioned to weather the storm that spread through the financial markets, but we took care to carefully reassess all credits throughout the period. As a result of this process, we exited several holdings guaranteed by monoline insurers in favor of bonds backed by the strongest financial guarantors — general obligations or essential services. Our security selection process was intensely focused on credit, which we believe enabled the Portfolio to avoid losses. In terms of duration strategy, our approach was to maintain liquidity and lock in elevated fixed-rate yields. The Portfolio was extremely liquid, positioned with approximately 80% of its holdings in weekly demand bonds having puts of less than seven days. Beginning at mid-year, we purchased approximately $200 million of fixed-rate municipals, thereby locking in yield and adding approximately 10 days of Portfolio duration.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	SHARES	SERVICE SHARES		IMONEYNET™ TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	2.18%	1.92%		2.06%
FIVE YEAR	2.29	2.03		2.16	0.99	%**
TEN YEAR	2.32	2.02	*	2.19

*	Since inception.
**	For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2008. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 0.97% for Shares as of November 30, 2008. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Income from Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2008, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:

MATURITY	%
0 - 14 DAYS	81.5%
31 - 60 DAYS	0.4
61 - 90 DAYS	3.2
91 - 180 DAYS	4.8
181 - 364 DAYS	10.1

PORTFOLIO MANAGER

KURT STOEBER

With Northern Trust since 2000

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BTEXX

INCEPTION DATE
SHARES	8/12/83
SERVICE SHARES	5/13/99

TOTAL NET ASSETS	$1,116,741,501

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

We believe that the Portfolio performed well in a difficult period, retaining its strong credit profile, with a return of 2.29%, compared with the 2.06% return of the benchmark, the iMoneyNet™ Tax-Free Institutional Average. Portfolio assets grew by approximately $800 million and totaled nearly $5 billion by the end of the fiscal year.

A deterioration of credit market conditions, along with heightened concerns regarding the direction of global economic growth, created a significant liquidity crisis that ultimately spilled into the municipal money markets. This environment provided us with many opportunities to lock in attractive yields on fixed-rate notes amid the broader environment of declining interest rates.

Throughout the period, our selection criteria were based on the credit strength of individual securities. We pared back or eliminated holdings guaranteed by some monoline insurers in favor of bonds backed by strong guarantors, general obligations or essential services. We also purchased a significant amount of fixed-rate municipal notes in order to lock in yield. Additionally, in order to maintain liquidity, we invested approximately 80% of the Portfolio in variable rate bonds with puts of less than seven days.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET™ TAX-FREE INSTL		CURRENT 7-DAY YIELD
ONE YEAR	2.29%	2.02%	2.06%
FIVE YEAR	2.44	2.17	2.16		1.02	%**
SINCE INCEPTION	2.38	2.08	2.12	*

*	Since inception of Shares Class.
**	For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2008. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 0.90% for Shares as of November 30, 2008. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Income from Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2008, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%
0 - 14 DAYS	86.7%
31 - 60 DAYS	1.1
61 - 90 DAYS	1.3
91 - 180 DAYS	2.4
181 - 364 DAYS	8.5

PORTFOLIO MANAGER

KURT STOEBER

With Northern Trust since 2000

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	NMUXX

INCEPTION DATE
SHARES	12/1/99
SERVICE SHARES	12/11/00
PREMIER SHARES*	11/9/05

TOTAL NET ASSETS	$4,949,589,594

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	–

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2008

Amounts in thousands, except per share data	DIVERSIFIED ASSETS PORTFOLIO		GOVERNMENT PORTFOLIO	GOVERNMENT SELECT PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	MUNICIPAL PORTFOLIO
ASSETS:
Investments, at amortized cost	$5,489,129	(1)	$6,310,501	$15,995,870	$19,942	$1,092,798	$4,922,712
Repurchase agreements, at cost which approximates fair value	3,698,724		1,378,701	–	451,899	–	–
Investment in capital support agreement, at value (cost $-)	29,819		–	–	–	–	–
Cash	–		95,353	–	63,000	21,429	48,161
Interest income receivable	7,491		11,274	16,745	13	2,343	9,836
Dividend income receivable	–		–	–	–	625	2,269
Receivable for fund shares sold	375,000		–	–	–	10	–
Receivable for securities sold	–		–	–	–	5,852	12,980
Receivable from affiliated administrator	61		161	251	100	18	74
Prepaid and other assets	384		213	336	–	29	128
Total Assets	9,600,608		7,796,203	16,013,202	534,954	1,123,104	4,996,160
LIABILITIES:
Cash overdraft	374,999		–	42	–	–	–
Payable for fund shares redeemed	–		95,000	–	63,000	–	–
Payable for securities purchased	–		80,199	1	–	5,000	40,600
Distributions payable to shareholders	3,290		6,274	11,271	64	1,024	5,052
Payable to affiliates:
Investment advisory fees	1,770		1,534	1,298	21	216	395
Co-administration fees	708		614	1,298	21	86	395
Custody and accounting fees	84		71	116	6	10	40
Transfer agent fees	1		26	43	–	–	–
Trustee fees	78		25	45	–	6	16
Accrued other liabilities	216		91	255	52	20	72
Total Liabilities	381,146		183,834	14,369	63,164	6,362	46,570
Net Assets	$9,219,462		$7,612,369	$15,998,833	$471,790	$1,116,742	$4,949,590
ANALYSIS OF NET ASSETS:
Capital stock	$9,215,728		$7,612,245	$15,998,601	$471,790	$1,116,562	$4,949,338
Accumulated undistributed net investment income	3,734		124	232	–	180	252
Net Assets	$9,219,462		$7,612,369	$15,998,833	$471,790	$1,116,742	$4,949,590
Net Assets:
Shares	$9,107,046		$7,449,332	$15,486,752	$471,790	$1,112,129	$4,877,332
Service Shares	112,416		157,444	512,081	–	4,613	72,258
Premier Shares	–		5,593	–	–	–	–
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	9,103,353		7,449,180	15,486,517	471,790	1,111,940	4,877,089
Service Shares	112,376		157,440	512,076	–	4,614	72,249
Premier Shares	–		5,593	–	–	–	–
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Service Shares	1.00		1.00	1.00	–	1.00	1.00
Premier Shares	–		1.00	–	–	–	–

(1)	Certain defaulted securities reflect a fair market value rather than amortized cost. Investments at cost are $5,518,948.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR OR PERIOD ENDED NOVEMBER 30, 2008

Amounts in thousands	DIVERSIFIED ASSETS PORTFOLIO	GOVERNMENT PORTFOLIO	GOVERNMENT SELECT PORTFOLIO	TREASURY PORTFOLIO(1)	TAX-EXEMPT PORTFOLIO	MUNICIPAL PORTFOLIO
INVESTMENT INCOME:
Interest income	$318,717	$161,915	$272,212	$64	$23,522	$102,468
Dividend income	–	–	–	–	575	2,136
Total Investment Income	318,717	161,915	272,212	64	24,097	104,604
EXPENSES:
Investment advisory fees	27,001	16,215	23,231	21	2,407	8,553
Co-administration fees	10,800	6,486	11,606	21	963	4,276
Custody and accounting fees	1,199	726	1,187	6	114	455
Transfer agent fees	110	66	214	–	18	29
Registration fees	115	54	78	47	39	87
Printing fees	80	19	46	2	5	24
Professional fees	351	111	239	3	36	128
Trustee fees and expenses	203	60	143	–	15	75
Shareholder servicing fees	357	397	1,729	–	8	188
Other	1,339	752	1,165	1	100	422
Total Expenses	41,555	24,886	39,638	101	3,705	14,237
Less voluntary waivers of investment advisory fees	–	–	(11,625)	(21)	–	(4,277)
Less expenses reimbursed by affiliated administrator	(2,312)	(795)	(1,763)	(80)	(206)	(732)
Less custodian credits	–	(252)	(111)	–	(27)	(126)
Net Expenses	39,243	23,839	26,139	–	3,472	9,102
Net Investment Income	279,474	138,076	246,073	64	20,625	95,502
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on investments	3,748	134	232	–	181	252
Net change in unrealized depreciation on investments	(29,819)	–	–	–	–	–
Net change in unrealized appreciation on capital support agreement	29,819	–	–	–	–	–
Net Gains on Investments	3,748	134	232	–	181	252
Net Increase in Net Assets Resulting from Operations	$283,222	$138,210	$246,305	$64	$20,806	$95,754

(1)	Commenced investment operations on November 5, 2008.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	DIVERSIFIED ASSETS PORTFOLIO		GOVERNMENT PORTFOLIO
Amounts in thousands	2008	2007	2008	2007
OPERATIONS:
Net investment income	$279,474	$699,910	$138,076	$144,521
Net realized gains (losses) on investment transactions	3,748	(18)	134	16
Net Increase in Net Assets Resulting from Operations	283,222	699,892	138,210	144,537
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	(5,747,181)	2,309,540	4,505,063	58,846
Net increase (decrease) in net assets resulting from Service Shares transactions	(97,464)	78,748	(21,995)	75,232
Net increase (decrease) in net assets resulting from Premier Shares transactions	(14,705)	(7,958)	1,391	87
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,859,350)	2,380,330	4,484,459	134,165
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(276,273)	(690,565)	(134,790)	(137,553)
Total Distributions to Shares Shareholders	(276,273)	(690,565)	(134,790)	(137,553)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(3,075)	(7,694)	(3,204)	(6,800)
Total Distributions to Service Shares Shareholders	(3,075)	(7,694)	(3,204)	(6,800)
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income	(122)	(1,741)	(82)	(168)
Total Distributions to Premier Shares Shareholders	(122)	(1,741)	(82)	(168)
Total Increase (Decrease) in Net Assets	(5,855,598)	2,380,222	4,484,593	134,181
NET ASSETS:
Beginning of Year	15,075,060	12,694,838	3,127,776	2,993,595
End of Year	$9,219,462	$15,075,060	$7,612,369	$3,127,776
Accumulated Undistributed Net Investment Income	$3,734	$–	$124	$ –

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO		TREASURY PORTFOLIO(1)	TAX-EXEMPT PORTFOLIO		MUNICIPAL PORTFOLIO
2008	2007	2008	2008	2007	2008	2007

$246,073	$307,017	$64	$20,625	$26,568	$95,502	$138,589
232	23	–	181	25	252	47
246,305	307,040	64	20,806	26,593	95,754	138,636

7,481,359	3,291,749	471,790	178,345	384,241	821,346	1,601,808
427,172	16,610	–	765	(176)	25,596	(8,522)
(241,344)	(28,970)	–	–	–	(332)	(91)
7,667,187	3,279,389	471,790	179,110	384,065	846,610	1,593,195

(238,728)	(294,727)	(64)	(20,573)	(26,436)	(94,094)	(137,241)
(238,728)	(294,727)	(64)	(20,573)	(26,436)	(94,094)	(137,241)

(2,917)	(3,401)	–	(63)	(132)	(1,441)	(1,536)
(2,917)	(3,401)	–	(63)	(132)	(1,441)	(1,536)

(4,447)	(8,884)	–	–	–	(14)	(14)
(4,447)	(8,884)	–	–	–	(14)	(14)
7,667,400	3,279,417	471,790	179,280	384,090	846,815	1,593,040

8,331,433	5,052,016	–	937,462	553,372	4,102,775	2,509,735
$15,998,833	$8,331,433	$471,790	$1,116,742	$937,462	$4,949,590	$4,102,775
$232	$19	$–	$180	$10	$252	$47

(1)	Commenced investment operations on November 5, 2008.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO	SHARES

Selected per share data	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.05		0.03	0.01
Total from Investment Operations	0.02		0.05		0.05		0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.05)		(0.03)	(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.05)		(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(1)	2.45	%(4)	5.07%		4.70%		2.78%	1.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$9,107,046		$14,850,516		$12,541,081		$10,608,494	$9,278,804
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.36	%(2)	0.35	%(3)	0.35	%(3)	0.35%	0.35%
Expenses, before reimbursements and credits	0.38%		0.37%		0.37%		0.37%	0.37%
Net investment income, net of reimbursements and credits	2.60%		4.96%		4.61%		2.75%	0.99%
Net investment income, before reimbursements and credits	2.58%		4.94%		4.59%		2.73%	0.97%

	SERVICE

Selected per share data	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.04		0.02	0.01
Total from Investment Operations	0.02		0.05		0.04		0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.04)		(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.04)		(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(1)	2.18	%(4)	4.80%		4.43%		2.51%	0.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$112,416		$209,839		$131,092		$123,798	$109,686
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.62	%(2)	0.61	%(3)	0.61	%(3)	0.61%	0.61%
Expenses, before reimbursements and credits	0.64%		0.63%		0.63%		0.63%	0.63%
Net investment income, net of reimbursements and credits	2.34%		4.70%		4.35%		2.49%	0.73%
Net investment income, before reimbursements and credits	2.32%		4.68%		4.33%		2.47%	0.71%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $ 1,026,000 and $ 13,000 for Shares and Service Shares, respectively, which represents 0.01 % of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $859,000 and $806,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(4)	Without the value of the capital support agreement, the total return would have been 2.19% and 1.95%, for the Shares and Service Shares, respectively.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO	SHARES

Selected per share data	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.05		0.03		0.01
Total from Investment Operations	0.02		0.05		0.05		0.03		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.05)		(0.03)		(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.05)		(0.03)		(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(1)	2.30%		4.93%		4.65%		2.74%		0.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,449,332		$2,944,139		$2,885,277		$2,768,848		$2,441,013
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.36	%(2)	0.35	%(3)	0.35	%(3)	0.35	%(3)	0.35%
Expenses, before reimbursements and credits	0.38%		0.37%		0.38%		0.37%		0.38%
Net investment income, net of reimbursements and credits	2.13%		4.87%		4.57%		2.74%		0.95%
Net investment income, before reimbursements and credits	2.11%		4.85%		4.54%		2.72%		0.92%

	SERVICE

Selected per share data	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.04		0.02		0.01
Total from Investment Operations	0.02		0.05		0.04		0.02		0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.04)		(0.02)		(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.04)		(0.02)		(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(1)	2.04%		4.67%		4.38%		2.48%		0.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$157,444		$179,435		$104,203		$87,499		$80,782
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.62	%(2)	0.61	%(3)	0.61	%(3)	0.61	%(3)	0.61%
Expenses, before reimbursements and credits	0.64%		0.63%		0.64%		0.63%		0.64%
Net investment income, net of reimbursements and credits	1.87%		4.61%		4.31%		2.48%		0.69%
Net investment income, before reimbursements and credits	1.85%		4.59%		4.28%		2.46%		0.66%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $622,000 and $10,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $348,000, $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

GOVERNMENT PORTFOLIO	PREMIER

Selected per share data	2008		2007		2006		2005		2004(4)
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.04		0.04		0.02		—
Total from Investment Operations	0.02		0.04		0.04		0.02		—
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.04)		(0.04)		(0.02)		—
Total Distributions Paid	(0.02)		(0.04)		(0.04)		(0.02)		—
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(1)	1.77%		4.40%		4.10%		2.22%		0.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,593		$4,202		$4,115		$16,070		$3,637
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.88	%(2)	0.87	%(3)	0.87	%(3)	0.87	%(3)	0.87%
Expenses, before reimbursements and credits	0.90%		0.89%		0.90%		0.89%		0.90%
Net investment income, net of reimbursements and credits	1.61%		4.35%		4.05%		2.22%		0.43%
Net investment income, before reimbursements and credits	1.59%		4.33%		4.02%		2.20%		0.40%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $1,000 for Premier Shares, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $348,000, $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(4)	Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO	SHARES

Selected per share data	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.05		0.03	0.01
Total from Investment Operations	0.02		0.05		0.05		0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.05)		(0.03)	(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.05)		(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(1)	2.31%		5.03%		4.72%		2.85%	1.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$15,486,752		$8,005,182		$4,713,406		$4,060,096	$4,220,463
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21	%(2)	0.20	%(3)	0.20	%(3)	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.33%		0.32%		0.32%		0.33%	0.32%
Net investment income, net of waivers, reimbursements and credits	2.13%		4.90%		4.64%		2.80%	1.04%
Net investment income, before waivers, reimbursements and credits	2.01%		4.78%		4.52%		2.67%	0.92%

	SERVICE

Selected per share data	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05		0.04		0.03	0.01
Total from Investment Operations	0.02		0.05		0.04		0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)		(0.04)		(0.03)	(0.01)
Total Distributions Paid	(0.02)		(0.05)		(0.04)		(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(1)	2.05%		4.75%		4.45%		2.58%	0.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$512,081		$84,905		$68,295		$69,519	$116,841
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.47	%(2)	0.46	%(3)	0.46	%(3)	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.59%		0.58%		0.58%		0.59%	0.58%
Net investment income, net of waivers, reimbursements and credits	1.87%		4.64%		4.38%		2.54%	0.78%
Net investment income, before waivers, reimbursements and credits	1.75%		4.52%		4.26%		2.41%	0.66%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $920,000 and $24,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $380,000 and $416,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

TREASURY PORTFOLIO	SHARES
Selected per share data	2008(3)
Net Asset Value, Beginning of Period	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	—
Total from Investment Operations	—
LESS DISTRIBUTIONS PAID:
From net investment income	—
Total Distributions Paid	—
Net Asset Value, End of Period	$1.00
Total Return(1)	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$471,790
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	0.00%
Expenses, before waivers, reimbursements and credits	0.47%
Net investment income, net of waivers, reimbursements and credits	0.30%
Net investment loss, before waivers, reimbursements and credits	(0.17)%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	For the period November 5, 2008 (commencement of operations) through November 30, 2008. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

TAX-EXEMPT PORTFOLIO	SHARES

Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03	0.03	0.02	0.01
Total from Investment Operations	0.02		0.03	0.03	0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.03)	(0.03)	(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.03)	(0.03)	(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	2.18%		3.36%	3.11%	1.98%	0.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,112,129		$933,614	$549,349	$685,136	$616,369
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.36	%(2)	0.35%	0.35%	0.35%	0.35%
Expenses, before reimbursements and credits	0.38%		0.38%	0.38%	0.38%	0.38%
Net investment income, net of reimbursements and credits	2.14%		3.32%	3.00%	1.96%	0.86%
Net investment income, before reimbursements and credits	2.12%		3.29%	2.97%	1.93%	0.83%

	SERVICE

Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03	0.03	0.02	0.01
Total from Investment Operations	0.02		0.03	0.03	0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.03)	(0.03)	(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.03)	(0.03)	(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	1.92%		3.10%	2.82%	1.72%	0.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,613		$3,848	$4,023	$4,769	$4,347
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.62	%(2)	0.61%	0.61%	0.61%	0.61%
Expenses, before reimbursements and credits	0.64%		0.64%	0.64%	0.64%	0.64%
Net investment income, net of reimbursements and credits	1.88%		3.06%	2.74%	1.70%	0.60%
Net investment income, before reimbursements and credits	1.86%		3.03%	2.71%	1.67%	0.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $75,000 and $ 1,000 for Shares and Service Shares, respectively, which represents 0.01 % of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SHARES

Selected per share data	2008		2007	2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03	0.03		0.02	0.01
Total from Investment Operations	0.02		0.03	0.03		0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.03)	(0.03)		(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.03)	(0.03)		(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(1)	2.29%		3.52%	3.24%		2.13%	1.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,877,332		$4,055,785	$2,454,129		$1,095,146	$1,237,629
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21	%(2)	0.20%	0.20	%(3)	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.33%		0.32%	0.32%		0.32%	0.33%
Net investment income, net of waivers, reimbursements and credits	2.24%		3.47%	3.23%		2.12%	1.03%
Net investment income, before waivers, reimbursements and credits	2.12%		3.35%	3.11%		2.00%	0.90%

	SERVICE

Selected per share data	2008		2007	2006		2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00		$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.03	0.03		0.02	0.01
Total from Investment Operations	0.02		0.03	0.03		0.02	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.03)	(0.03)		(0.02)	(0.01)
Total Distributions Paid	(0.02)		(0.03)	(0.03)		(0.02)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(1)	2.02%		3.26%	2.98%		1.87%	0.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72,258		$46,658	$55,183		$89,445	$74,568
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.47	%(2)	0.46%	0.46	%(3)	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.59%		0.58%	0.58%		0.58%	0.59%
Net investment income, net of waivers, reimbursements and credits	1.98%		3.21%	2.97%		1.86%	0.77%
Net investment income, before waivers, reimbursements and credits	1.86%		3.09%	2.85%		1.74%	0.64%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $322,000 and $7,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATE OF DEPOSIT – 0.6%

Domestic Depository Institution – 0.6%

Citibank, New York,

2.75%, 12/5/08	$50,000	$50,000
Total Certificate of Deposit
(Cost $50,000)		50,000

COMMERCIAL PAPER – 4.9%

Multi-Seller Conduits – 2.7%

Clipper Receivables Corp.,

1.50%, 12/1/08	150,000	150,000

Galleon Capital Corp.,

1.50%, 12/1/08	100,000	100,000
		250,000

Non-Depository Personal Credit – 2.2%

General Electric Capital Corp.,

0.60%, 12/1/08	120,000	120,000

2.93%, 4/17/09	35,000	34,610

2.90%, 5/5/09	45,000	44,438
		199,048
Total Commercial Paper
(Cost $449,048)		449,048

CORPORATE NOTES/BONDS – 2.4%

Non-Depository Personal Credit – 2.0%

General Electric Capital Corp., FRN,

2.86%, 12/16/08	55,640	55,634

1.44%, 12/24/08	83,000	83,000

4.25%, 1/5/09	45,000	44,998
		183,632

Structured Investment Vehicles – 0.4%

Whistlejacket Capital LLC, FRN, (1) (2) †

5.15%, 4/21/08	31,535	17,501

2.78%, 5/15/08	19,713	10,941

3.81%, 7/23/08	19,712	10,940
		39,382
Total Corporate Notes/Bonds
(Cost $252,833)		223,014

EURODOLLAR TIME DEPOSITS – 25.7%

Domestic Depository Institution – 4.9%

Citibank, Nassau,

0.50%, 12/1/08	200,000	200,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EURODOLLAR TIME DEPOSITS – 25.7% continued

Domestic Depository Institution – 4.9% continued

JPMorgan Chase Bank, Toronto,

0.63%, 12/1/08	$250,000	$250,000
		450,000

Foreign Depository Institutions – 20.8%

BNP Paribas, Grand Cayman,

0.63%, 12/1/08	250,000	250,000

CALYON, Grand Cayman,

0.88%, 12/1/08	125,000	125,000

Deutsche Bank, Grand Cayman,

0.50%, 12/1/08	200,000	200,000

Rabobank Nederland, London,

0.75%, 12/1/08	270,000	270,000

Royal Bank of Canada, Toronto, Canada,

0.60%, 12/1/08	370,000	370,000

Royal Bank of Scotland, London,

0.65%, 12/1/08	240,000	240,000

Societe Generale, Grand Cayman,

0.75%, 12/1/08	210,000	210,000

UBS AG, Grand Cayman,

0.63%, 12/1/08	250,000	250,000
		1,915,000
Total Eurodollar Time Deposits
(Cost $2,365,000)		2,365,000

U.S. GOVERNMENT AGENCIES – 17.6% (3)

Fannie Mae – 2.7%

FNMA Discount Notes,

1.15%, 5/1/09	175,000	174,156

1.75%, 5/20/09	50,000	49,587

2.84%, 7/2/09	30,000	29,496
		253,239

Federal Home Loan Bank – 9.5%

FHLB Bonds,

2.56%, 2/13/09	24,000	24,016

2.39%, 3/18/09	40,000	40,020

2.13%, 3/27/09	12,000	11,999

2.20%, 4/1/09	24,000	23,991

2.30%, 4/3/09	38,000	38,004

2.22%, 4/7/09	24,000	24,000

2.25%, 4/17/09	24,000	24,000

2.52%, 4/21/09	25,000	25,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 17.6% (3) continued

Federal Home Loan Bank – 9.5% continued

FHLB Bonds, continued

2.32%, 4/24/09	$35,000	$35,000

2.45%, 4/28/09	30,000	30,000

2.63%, 5/5/09	30,000	30,000

2.48%, 5/7/09	40,000	39,951

2.38%, 5/27/09	40,000	39,967

2.64%, 6/3/09	50,000	50,000

2.91%, 6/18/09	40,000	40,000

3.00%, 6/18/09	25,000	25,030

2.85%, 10/2/09	30,000	30,000

FHLB Discount Notes,

2.41%, 3/9/09	20,000	19,869

2.47%, 3/13/09	20,000	19,860

1.27%, 5/13/09	30,000	29,827

1.20%, 5/18/09	60,000	59,664

1.58%, 5/18/09	215,000	213,418
		873,616

Freddie Mac – 5.4%

FHLMC Discount Notes,

1.00%, 3/25/09	65,450	65,243

1.30%, 4/2/09	75,000	74,670

1.25%, 5/5/09	150,000	149,193

1.15%, 5/11/09	75,000	74,614

1.30%, 5/26/09	30,000	29,809

1.70%, 5/27/09	25,000	24,791

2.94%, 8/17/09	30,000	29,365

FHLMC Notes,

4.75%, 3/5/09	26,600	26,732

2.45%, 4/9/09	24,000	24,000
		498,417
Total U.S. Government Agencies
(Cost $1,625,272)		1,625,272

U.S. GOVERNMENT OBLIGATIONS – 8.4%

U.S. Treasury Bills – 6.5%

1.58%, 4/23/09	150,000	149,060

0.82%, 5/7/09	70,000	69,748

0.85%, 5/14/09	140,000	139,461

0.94%, 5/15/09	240,000	238,962
		597,231

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 8.4% continued

U.S. Treasury Notes – 1.9%

4.75%, 12/31/08	$65,000	$65,173

4.50%, 4/30/09	40,000	40,397

3.63%, 7/15/09	25,000	25,219

4.63%, 7/31/09	48,000	48,775
		179,564
Total U.S. Government Obligations
(Cost $776,795)		776,795

Investments, at Amortized Cost
(Cost $5,518,948)		5,489,129

REPURCHASE AGREEMENTS – 40.1%
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 2.4% (4)

Morgan Stanley & Co., Inc., dated 11/28/08, repurchase price $48,776

0.10%, 12/1/08	48,775	48,775

Societe Generale, New York Branch, dated 11/28/08, repurchase price $97,553

0.25%, 12/1/08	97,551	97,551

UBS Securities LLC, dated 11/28/08, repurchase price $73,164

0.20%, 12/1/08	73,163	73,163
		219,489
(Collateralized at a minimum of 102%) Repurchase Agreements – 37.7% (5)

Bank of America Securities LLC, dated 11/28/08, repurchase price $350,008

0.28%, 12/1/08	350,000	350,000

Bank of America Securities LLC, dated 11/28/08, repurchase price $400,013

0.40%, 12/1/08	400,000	400,000

Barclays Capital, Inc., dated 11/28/08, repurchase price $950,020

0.25%, 12/1/08	950,000	950,000

Citigroup Global Markets, Inc., dated 11/28/08, repurchase price $300,010

0.40%, 12/1/08	300,000	300,000

Deutsche Bank Securities, Inc., dated 11/28/08, repurchase price $1,150,029

0.30%, 12/1/08	1,150,000	1,150,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 40.1% continued
(Collateralized at a minimum of 102%) Repurchase Agreements – 37.7% (5) continued

HSBC Securities (USA), Inc., dated 11/28/08, repurchase price $300,009

0.35%, 12/1/08	$300,000	$300,000

JPMorgan Securities, dated 11/28/08, repurchase price $29,236

0.28%, 12/1/08	29,235	29,235
		3,479,235
Total Repurchase Agreements
(Cost $3,698,724)		3,698,724

CAPITAL SUPPORT AGREEMENT – 0.3%
Northern Trust Corp., (6)	—	29,819
Total Capital Support Agreement
(Cost $—)		29,819

Total Investments – 100.0%
(Cost $9,217,672) (7)		9,217,672
Other Assets less Liabilities – 0.0%		1,790
NET ASSETS – 100.0%		$9,219,462

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	Restricted security that has been deemed illiquid. At November 30, 2008, the value of these restricted illiquid securities amounted to approximately $39,382,000 or 0.4% of net assets. Additional information on each restricted, illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Whistlejacket Capital LLC, FRN,
5.15%, 4/21/08	4/11/07	$31,529
2.78%, 5/15/08	5/10/07	19,709
3.81%, 7/23/08	7/17/07	19,708

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$152,692	3.63% - 7.50%	11/15/16 - 2/15/37
U.S. Treasury Notes	$71,630	0.88% - 4.63%	1/15/10 - 2/15/17

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$892,684	11/1/18 - 11/1/38	4.50% - 6.11%
FNMA	$2,526,253	4/1/17 - 11/1/38	4.07% - 8.00%
GNMA	$161,609	11/15/38	5.00%

(6)	Investment in affiliate.

(7)	The cost for federal income tax purposes was $9,217,672.

†	Defaulted security. The security has been valued at fair value according to procedures approved, in good faith, by the Trust’s Board of Trustees. Northern Trust Corporation has entered into a Capital Support Agreement (“CSA”) with Northern Institutional Funds on behalf of the Diversified Assets Portfolio (the “Portfolio”) and has committed to provide capital to the Portfolio, in the event that the Portfolio realizes a loss on the Whistlejacket Capital LLC security. Additional information regarding the CSA can be found in the Notes to the Financial Statements.

Percentages shown are based on Net Assets.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Diversified Assets Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	9,148,471	—
Level 3	39,382	29,819

Total	$9,187,853	$29,819

*	Other financial instruments include futures, forwards and capital support agreement, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued	NOVEMBER 30, 2008

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Balance as of 11/30/07	$ —	$ —
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(29,819)	29,819
Net purchases (sales)	(20,780)	—
Transfers in and/or out of Level 3	89,981	—

Balance as of 11/30/08	$39,382	$29,819

*	Other financial instruments include futures, forwards and capital support agreement, if applicable.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 80.3% (1)

Fannie Mae – 26.4%

FNMA Discount Notes,

2.23%, 12/1/08	$50,000	$50,000
2.62%, 12/1/08	14,500	14,500

3.38%, 12/1/08	50,000	50,000

1.40%, 12/3/08	40,000	39,997

1.63%, 12/3/08	45,000	44,996

1.27%, 12/5/08	52,850	52,843

1.30%, 12/5/08	60,000	59,991

1.55%, 12/5/08	18,500	18,497
1.50%, 12/8/08	75,000	74,978

1.41%, 12/10/08	30,000	29,989

1.20%, 12/15/08	39,944	39,925

1.35%, 12/15/08	25,000	24,987

1.30%, 12/16/08	15,000	14,992

1.35%, 12/16/08	25,000	24,986
1.30%, 12/18/08	15,000	14,991

1.26%, 12/22/08	40,000	39,971

1.50%, 12/29/08	42,500	42,450

1.50%, 12/31/08	25,000	24,969

2.10%, 1/14/09	50,000	49,872

0.38%, 1/15/09	34,100	34,084

0.70%, 1/27/09	16,158	16,140
1.80%, 2/2/09	50,000	49,842

2.80%, 2/2/09	45,000	44,779

3.00%, 2/2/09	150,000	149,212

3.07%, 2/2/09	80,000	79,613
2.60%, 2/17/09	50,000	49,718

2.15%, 2/27/09	25,000	24,869

1.00%, 3/2/09	45,000	44,886

1.86%, 3/2/09	30,500	30,357

1.05%, 3/9/09	70,000	69,800
0.95%, 3/30/09	40,000	39,874

1.35%, 3/30/09	120,000	119,464

1.00%, 4/1/09	40,000	39,867

1.01%, 4/20/09	35,000	34,863
1.75%, 5/20/09	40,000	39,669

FNMA FRN,

3.31%, 12/26/08	312,500	312,940

FNMA Notes,

5.25%, 1/15/09	13,001	13,075
5.00%, 1/23/09	10,000	10,034
4.00%, 1/26/09	60,000	60,232

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 80.3% (1) continued

Fannie Mae – 26.4% continued

FNMA Notes, continued

5.08%, 2/2/09	$20,000	$20,085

5.00%, 4/20/09	10,000	10,140
		2,006,477

Federal Farm Credit Bank – 3.9%

FFCB Discount Notes,

0.10%, 12/2/08	40,000	40,000

2.63%, 7/8/09	25,000	24,600

FFCB FRN,

2.72%, 12/2/08	50,000	49,999

1.41%, 12/12/08	25,000	25,000

1.25%, 12/16/08	25,000	25,000

1.39%, 12/22/08	50,000	50,000

1.39%, 12/25/08	30,000	30,000

1.31%, 12/27/08	50,000	49,999
		294,598

Federal Home Loan Bank – 35.5%

FHLB Bonds,

4.75%, 12/12/08	6,750	6,755

3.14%, 12/29/08	75,000	75,087

2.40%, 2/5/09	10,000	9,997

2.56%, 2/13/09	50,000	50,058

5.25%, 3/13/09	7,235	7,293

2.31%, 3/24/09	50,000	50,000

2.25%, 4/3/09	15,200	15,197

2.26%, 4/7/09	10,000	10,000

3.24%, 4/7/09	25,000	25,191

2.30%, 4/14/09	30,000	30,000

FHLB Discount Notes,

0.10%, 12/1/08	265,601	265,601

0.12%, 12/1/08	35,000	35,000

0.32%, 12/8/08	50,000	49,997

0.18%, 12/9/08	50,000	49,998

0.22%, 12/10/08	100,000	99,995

0.18%, 12/12/08	25,000	24,999

0.35%, 12/12/08	40,535	40,531

2.52%, 12/15/08	50,000	49,951

0.30%, 12/17/08	56,000	55,993

0.09%, 12/19/08	40,000	39,998

0.25%, 12/19/08	50,000	49,994

0.18%, 12/22/08	50,000	49,995

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 80.3% (1) continued

Federal Home Loan Bank – 35.5% continued

FHLB Discount Notes, continued

0.25%, 12/22/08	$59,184	$59,175

0.25%, 12/26/08	80,000	79,986

0.35%, 12/30/08	25,000	24,993

2.05%, 1/2/09	35,000	34,936

1.65%, 1/5/09	50,000	49,920

2.05%, 1/5/09	35,000	34,930

1.75%, 1/9/09	50,000	49,905

2.40%, 1/9/09	100,000	99,740

0.78%, 1/16/09	40,000	39,960

2.15%, 1/30/09	125,000	124,552

2.52%, 1/30/09	50,000	49,790

0.75%, 2/2/09	9,088	9,076

2.55%, 2/17/09	65,000	64,641

2.12%, 2/25/09	25,000	24,873

2.65%, 2/27/09	55,000	54,644

2.13%, 3/12/09	25,000	24,851

1.20%, 3/16/09	50,000	49,825

1.20%, 3/17/09	25,000	24,914

1.45%, 5/20/09	50,000	49,658

1.50%, 5/26/09	80,000	79,413

1.60%, 5/28/09	100,000	99,209

FHLB FRN,

1.35%, 12/28/08	35,000	34,970

4.08%, 1/8/09	95,000	95,206

3.35%, 1/24/09	115,000	115,312

3.24%, 1/31/09	25,000	25,000

2.67%, 2/5/09	100,000	100,000

2.69%, 2/5/09	35,000	35,000

2.12%, 2/11/09	75,000	75,000
		2,701,109

Freddie Mac – 14.3%

FHLMC Bond,

4.88%, 2/17/09	20,000	20,114

FHLMC Discount Notes,

1.25%, 12/1/08	60,000	60,000

0.35%, 12/5/08	12,000	12,000

1.25%, 12/8/08	30,000	29,993

0.30%, 12/15/08	13,300	13,298

1.35%, 12/15/08	25,000	24,987

0.25%, 12/19/08	25,000	24,997

2.53%, 12/23/08	45,000	44,930

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 80.3% (1) continued

Freddie Mac – 14.3% continued

FHLMC Discount Notes, continued

1.30%, 12/29/08	$25,000	$24,975

1.57%, 12/30/08	21,032	21,005

0.25%, 12/31/08	25,000	24,995

2.06%, 1/6/09	42,500	42,412

1.95%, 1/12/09	87,500	87,301

0.88%, 1/13/09	15,000	14,984

2.43%, 1/26/09	31,053	30,936

1.05%, 2/18/09	45,000	44,896

2.60%, 2/19/09	25,000	24,856

2.61%, 2/19/09	25,000	24,855

0.80%, 2/23/09	10,157	10,138

2.60%, 2/23/09	50,000	49,697

2.60%, 2/25/09	25,000	24,845

1.00%, 2/27/09	24,750	24,689

2.12%, 3/2/09	30,000	29,839

0.75%, 3/19/09	20,000	19,955

1.25%, 3/20/09	25,000	24,905

1.12%, 3/25/09	25,754	25,663

1.10%, 4/8/09	40,000	39,845

0.98%, 4/13/09	25,000	24,909

1.15%, 5/11/09	15,000	14,923

1.16%, 5/26/09	9,608	9,553

1.20%, 6/8/09	30,000	29,811

FHLMC Notes,

4.63%, 12/19/08	169,024	169,238

3.88%, 1/12/09	20,000	20,037
		1,089,581

Tennessee Valley Authority – 0.2%

Tennessee Valley Authority Discount Note,

1.05%, 12/18/08	18,750	18,741
		18,741
Total U.S. Government Agencies
(Cost $6,110,506)		6,110,506

U.S. GOVERNMENT OBLIGATIONS – 2.6%

U.S. Treasury Bills – 2.0%

0.10%, 12/18/08	50,000	49,998

0.70%, 1/2/09	75,000	74,953

0.92%, 5/15/09	25,000	24,895
		149,846

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 2.6% continued

U.S. Treasury Note – 0.6%

2.63%, 3/15/09	$50,000	$50,149
		50,149
Total U.S. Government Obligations
(Cost $199,995)		199,995

Investments, at Amortized Cost
(Cost $6,310,501)		6,310,501

REPURCHASE AGREEMENTS – 18.1%
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 1.0% (2)

Morgan Stanley & Co., Inc., dated 11/28/08, repurchase price $16,207

0.10%, 12/1/08	16,207	16,207

Societe Generale, New York Branch, dated 11/28/08, repurchase price $32,415

0.25%, 12/1/08	32,414	32,414

UBS Securities LLC, dated 11/28/08, repurchase price $24,311

0.20%, 12/1/08	24,311	24,311
		72,932
(Collateralized at a minimum of 102%) Repurchase Agreements – 17.1% (3)

Bank of America, N.A., dated 11/28/08, repurchase price $400,009

0.28%, 12/1/08	400,000	400,000

Bank of America Securities LLC, dated 11/28/08, repurchase price $100,002

0.28%, 12/1/08	100,000	100,000

Bank of America Securities LLC, dated 11/28/08, repurchase price $200,007

0.40%, 12/1/08	200,000	200,000

Citigroup Global Markets, Inc., dated 11/28/08, repurchase price $200,007

0.40%, 12/1/08	200,000	200,000

Deutsche Bank Securities, Inc., dated 11/28/08, repurchase price $400,010

0.30%, 12/1/08	400,000	400,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 18.1% continued
(Collateralized at a minimum of 102%) Repurchase Agreements – 17.1% (3) continued

JPMorgan Securities, dated 11/28/08, repurchase price $5,769

0.28%, 12/1/08	$5,769	$5,769
		1,305,769
Total Repurchase Agreements
(Cost $1,378,701)		1,378,701

Total Investments – 101.0%
(Cost $7,689,202) (4)		7,689,202
Liabilities less Other Assets – (1.0)%		(76,833)
NET ASSETS – 100.0%		$7,612,369

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$50,739	3.63% - 7.50%	11/15/16 - 2/15/37
U.S. Treasury Notes	$23,802	0.88% - 4.63%	1/15/10 - 2/15/17

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$107,870	1/1/19 - 9/1/37	4.50% - 6.08%
FNMA	$1,236,305	1/1/19 - 11/1/38	4.50% - 7.00%

(4)	The cost for federal income tax purposes was $7,689,202.

Percentages shown are based on Net Assets.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO continued	NOVEMBER 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Government Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	7,689,202	—
Level 3	—	—

Total	$7,689,202	$ —

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GOVERNMENT SELECT PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.9% (1)

Federal Farm Credit Bank – 6.2%

FFCB Discount Notes,

0.10%, 12/1/08	$80,000	$80,000

0.12%, 12/2/08	60,000	60,000

0.10%, 12/3/08	100,000	99,999

0.15%, 12/3/08	125,000	124,999

0.08%, 12/4/08	34,000	34,000

1.15%, 12/16/08	30,000	29,986

0.15%, 12/19/08	50,000	49,996

0.18%, 12/22/08	25,000	24,997

0.40%, 12/31/08	50,000	49,983

FFCB FRN,

2.72%, 12/2/08	75,000	74,999

1.41%, 12/12/08	55,000	54,999

1.25%, 12/16/08	60,000	60,000

1.39%, 12/22/08	100,000	100,000

1.27%, 12/23/08	25,000	24,999

1.39%, 12/25/08	40,000	40,000

1.31%, 12/27/08	85,000	84,999
		993,956

Federal Home Loan Bank – 91.2%

FHLB Bonds,

4.75%, 12/12/08	20,000	20,020

5.25%, 12/24/08	69,115	69,257

3.14%, 12/29/08	150,000	150,174

5.13%, 12/29/08	10,000	10,028

2.70%, 12/30/08	30,000	29,999

5.25%, 1/14/09	20,000	20,063

5.25%, 1/16/09	20,000	20,070

2.19%, 1/28/09	20,000	20,042

2.55%, 1/30/09	25,000	25,000

2.40%, 2/5/09	60,000	59,967

2.76%, 2/11/09	25,000	25,082

5.00%, 2/20/09	20,000	20,186

2.63%, 2/27/09	65,000	65,040

2.90%, 2/27/09	60,000	60,014

2.25%, 3/13/09	45,000	45,114

2.31%, 3/24/09	70,000	70,000

2.90%, 3/24/09	40,000	40,205

2.15%, 3/27/09	35,500	35,586

2.35%, 3/27/09	40,000	40,134

2.25%, 3/30/09	25,000	25,078

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.9% (1) continued

Federal Home Loan Bank – 91.2% continued

FHLB Bonds, continued

2.25%, 4/3/09	$22,800	$22,795

2.26%, 4/7/09	20,000	20,000

3.24%, 4/7/09	60,000	60,460

3.00%, 4/15/09	40,000	40,025

2.34%, 4/17/09	150,000	150,000

5.25%, 6/12/09	22,350	22,625

2.70%, 6/16/09	75,000	75,000

2.72%, 6/17/09	100,000	100,000

5.13%, 8/5/09	30,000	30,442

FHLB Discount Notes,

0.10%, 12/1/08	2,102,487	2,102,487

0.15%, 12/1/08	267,931	267,931

0.28%, 12/1/08	101,818	101,818

1.22%, 12/1/08	20,000	20,000

1.25%, 12/1/08	100,000	100,000

2.95%, 12/1/08	40,000	40,000

0.10%, 12/2/08	25,000	25,000

0.50%, 12/2/08	100,000	99,999

1.25%, 12/2/08	47,531	47,529

0.10%, 12/3/08	24,200	24,200

0.15%, 12/3/08	225,000	224,998

0.20%, 12/3/08	95,500	95,499

0.27%, 12/3/08	75,000	74,999

0.28%, 12/3/08	100,000	99,998

1.27%, 12/3/08	30,000	29,998

1.36%, 12/3/08	23,000	22,998

0.15%, 12/4/08	75,422	75,421

1.25%, 12/4/08	50,000	49,995

0.20%, 12/5/08	92,000	91,998

0.35%, 12/5/08	100,000	99,996

1.25%, 12/5/08	47,400	47,393

1.25%, 12/8/08	85,041	85,020

1.30%, 12/8/08	115,000	114,971

0.15%, 12/9/08	44,516	44,514

0.18%, 12/9/08	450,000	449,982

0.35%, 12/9/08	28,500	28,498

1.20%, 12/9/08	28,470	28,462

0.15%, 12/10/08	49,900	49,898

0.20%, 12/10/08	123,526	123,520

0.30%, 12/10/08	94,225	94,218

1.25%, 12/11/08	327,275	327,161

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT SELECT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.9% (1) continued

Federal Home Loan Bank – 91.2% continued

FHLB Discount Notes, continued

0.20%, 12/12/08	$21,520	$21,519

0.43%, 12/12/08	100,000	99,987

0.10%, 12/15/08	39,800	39,798

0.19%, 12/15/08	75,000	74,994

0.20%, 12/15/08	14,790	14,789

0.21%, 12/15/08	35,000	34,997

0.22%, 12/15/08	98,000	97,992

0.25%, 12/15/08	59,420	59,415

0.45%, 12/15/08	25,000	24,996

1.30%, 12/15/08	30,000	29,985

1.45%, 12/15/08	75,000	74,958

2.52%, 12/15/08	75,000	74,926

0.25%, 12/16/08	148,500	148,484

1.25%, 12/16/08	27,750	27,736

0.15%, 12/17/08	69,700	69,695

0.18%, 12/17/08	99,600	99,592

0.25%, 12/17/08	39,200	39,196

0.30%, 12/17/08	75,000	74,990

1.32%, 12/17/08	100,000	99,941

0.25%, 12/18/08	30,336	30,332

0.10%, 12/19/08	110,000	109,994

0.15%, 12/19/08	80,000	79,994

0.25%, 12/19/08	126,883	126,867

0.30%, 12/19/08	28,640	28,636

0.10%, 12/22/08	192,759	192,748

0.18%, 12/22/08	250,000	249,974

0.19%, 12/22/08	40,000	39,996

0.25%, 12/22/08	250,000	249,964

1.33%, 12/22/08	100,000	99,922

0.30%, 12/23/08	30,540	30,534

1.35%, 12/23/08	75,000	74,938

1.39%, 12/23/08	97,000	96,918

0.25%, 12/24/08	127,310	127,290

0.30%, 12/24/08	75,000	74,986

0.45%, 12/24/08	75,000	74,978

1.40%, 12/24/08	22,900	22,879

0.27%, 12/26/08	150,000	149,972

0.45%, 12/26/08	75,000	74,977

0.16%, 12/29/08	100,000	99,988

0.45%, 12/29/08	75,000	74,974

0.65%, 12/29/08	40,000	39,980

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.9% (1) continued

Federal Home Loan Bank – 91.2% continued

FHLB Discount Notes, continued

0.25%, 12/30/08	$137,503	$137,475

1.35%, 12/30/08	25,300	25,272

0.45%, 1/2/09	120,000	119,952

2.00%, 1/2/09	23,657	23,615

2.05%, 1/2/09	121,909	121,687

2.45%, 1/2/09	100,000	99,782

2.05%, 1/5/09	50,000	49,900

1.70%, 1/7/09	75,000	74,869

1.70%, 1/9/09	30,000	29,945

1.72%, 1/9/09	75,000	74,860

1.75%, 1/9/09	55,000	54,896

2.40%, 1/9/09	150,000	149,610

1.80%, 1/15/09	25,000	24,944

0.78%, 1/26/09	70,000	69,915

2.15%, 1/30/09	150,000	149,462

2.52%, 1/30/09	75,000	74,685

0.75%, 2/17/09	47,040	46,964

2.55%, 2/17/09	30,000	29,834

1.05%, 2/18/09	100,000	99,770

2.60%, 2/18/09	75,000	74,572

0.80%, 2/23/09	40,000	39,925

2.12%, 2/25/09	25,000	24,873

2.65%, 2/26/09	75,000	74,520

2.10%, 2/27/09	60,000	59,692

2.55%, 2/27/09	180,000	178,878

2.65%, 2/27/09	225,000	223,542

2.12%, 3/3/09	100,000	99,458

2.00%, 3/9/09	30,000	29,837

1.00%, 3/11/09	70,000	69,806

2.13%, 3/12/09	45,000	44,731

1.17%, 3/13/09	70,000	69,769

1.95%, 3/13/09	20,000	19,889

2.01%, 3/13/09	20,000	19,886

1.20%, 3/16/09	25,000	24,913

1.20%, 3/17/09	25,000	24,912

1.15%, 5/13/09	80,000	79,583

1.17%, 5/18/09	30,000	29,836

1.60%, 5/18/09	75,000	74,440

1.45%, 5/20/09	150,000	148,973

1.50%, 5/26/09	200,000	198,533

1.60%, 5/28/09	200,000	198,418

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 98.9% (1) continued

Federal Home Loan Bank – 91.2% continued

FHLB FRN,

2.66%, 12/11/08	$100,000	$99,999

1.31%, 12/23/08	75,000	74,907

1.35%, 12/28/08	100,000	99,915

4.08%, 1/8/09	175,000	175,375

3.35%, 1/24/09	420,000	421,371

3.24%, 1/31/09	45,000	45,000

2.67%, 2/5/09	120,000	120,000

2.69%, 2/5/09	75,000	75,000

2.12%, 2/11/09	155,000	155,000

2.12%, 2/18/09	175,000	175,480

FHLB Note,

2.36%, 2/27/09	60,000	60,168
		14,588,376

Tennessee Valley Authority – 1.5%

Tennessee Valley Authority Discount Notes,

0.25%, 12/4/08	35,000	34,999

0.75%, 12/11/08	150,000	149,969

0.85%, 12/18/08	40,000	39,984

1.05%, 12/18/08	18,750	18,741
		243,693
Total U.S. Government Agencies
(Cost $15,826,025)		15,826,025

U.S. GOVERNMENT OBLIGATIONS – 1.1%

U.S. Treasury Bills – 1.1%

0.10%, 12/18/08	70,000	69,997

0.70%, 1/2/09	75,000	74,953

0.92%, 5/15/09	25,000	24,895
Total U.S. Government Obligations
(Cost $169,845)		169,845

Investments, at Amortized Cost
(Cost $15,995,870)		15,995,870

Total Investments – 100.0%
(Cost $15,995,870) (2)		15,995,870
Other Assets less Liabilities – 0.0%		2,963
NET ASSETS – 100.0%		$15,998,833

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)	The cost for federal income tax purposes was $15,995,870.

Percentages shown are based on Net Assets.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Government Select Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	15,995,870	—
Level 3	—	—

Total	$15,995,870	$ —

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 4.2%

U.S. Treasury Bills – 4.2%

0.52%, 5/15/09	$10,000	$9,976

0.56%, 5/28/09	5,000	4,986

0.70%, 7/2/09	5,000	4,980
Total U.S. Government Obligations
(Cost $19,942)		19,942

Investments, at Amortized Cost
(Cost $19,942)		19,942

REPURCHASE AGREEMENTS – 95.8%
(Collateralized at a minimum of 102%) Joint Repurchase Agreements – 9.8% (1)

Morgan Stanley & Co., Inc., dated 11/28/08, repurchase price $10,271

0.10%, 12/1/08	10,271	10,271

Societe Generale, New York Branch, dated 11/28/08, repurchase price $20,543

0.25%, 12/1/08	20,542	20,542

UBS Securities LLC, dated 11/28/08, repurchase price $15,407

0.20%, 12/1/08	15,407	15,407
		46,220
(Collateralized at a minimum of 102%) Repurchase Agreements – 86.0% (2)

Bank of America Securities LLC, dated 11/28/08, repurchase price $55,680

0.15%, 12/1/08	55,679	55,679

BNP Paribas Securities Corp., dated 11/28/08, repurchase price $120,003

0.25%, 12/1/08	120,000	120,000

Citigroup Global Markets, Inc., dated 11/28/08, repurchase price $120,002

0.20%, 12/1/08	120,000	120,000

HSBC Securities (USA), Inc., dated 11/28/08, repurchase price $110,002

0.20%, 12/1/08	110,000	110,000
		405,679
Total Repurchase Agreements
(Cost $451,899)		451,899

Total Investments – 100.0%
(Cost $471,841) (3)		471,841
Liabilities less Other Assets – (0.0)%		(51)
NET ASSETS – 100.0%		$471,790

(1)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$32,156	3.63% - 7.50%	11/15/16 - 2/15/37
U.S. Treasury Notes	$15,085	0.88% - 4.63%	1/15/10 - 2/15/17

(2)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$168,777	4.38% - 8.75%	8/15/20 - 2/15/38
U.S. Treasury Notes	$244,724	2.00% - 4.88%	3/31/09 - 4/15/12

(3)	The cost for federal income tax purposes was $471,841.

Percentages shown are based on Net Assets.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Treasury Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	471,841	—
Level 3	—	—

Total	$471,841	$ —

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4%

Alabama – 1.0%

Homewood Educational Building Authority Revenue VRDB, Series 2008-A, Samford University (Allied Irish Bank LOC),

1.15%, 12/8/08	$6,300	$6,300

Hoover Multifamily Housing Revenue Refunding VRDB, Series 2004, Royal Oaks Apartment Project (FHLMC Insured),

1.14%, 12/8/08	5,200	5,200
		11,500

Arizona – 2.1%

Arizona Health Facilities Authority Revenue Refunding Bonds, Series 2007, The Terraces Project (Lloyds TSB Bank LOC),

1.00%, 12/8/08	1,200	1,200

Arizona School District TANS Financing Program COPS, Series 2008,

3.00%, 7/30/09	5,000	5,045

Arizona Sports & Tourism Authority Revenue Refunding VRDB, Series 2008, Multipurpose Stadium (Allied Irish Bank LOC),

1.00%, 12/8/08	800	800

Arizona State Board of Regents University System Revenue Refunding VRDB, Series 2008-B (Lloyds TSB Bank LOC),

0.77%, 12/8/08	3,500	3,500

Pima County IDA Revenue VRDB, Series 2002A, Senior Living Facilities La Posada (Bank of America N.A. LOC),

0.90%, 12/8/08	2,735	2,735

Salt River Project Agricultural Improvement and Power District Revenue Bonds, Citigroup Eagle Series 2006-14, (1)

1.07%, 12/8/08	2,300	2,300

Sun Devil Energy Center LLC Revenue Refunding Bonds, Series 2008, Arizona State University Project (Assured Guaranty Insured),

1.05%, 12/8/08	8,000	8,000
		23,580

California – 4.3%

Bay Area Toll Authority Toll Bridge Revenue VRDB, Series B2, San Francisco Bay Area,

0.48%, 12/8/08	9,700	9,700

California Pollution Control Financing Authority Revenue Refunding VRDB, Series 2008, BP West Coast Production LLC,

0.60%, 12/1/08	200	200

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

California – 4.3% continued

California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002B-2 (BNP Paribas LOC),

0.65%, 12/1/08	$1,800	$1,800

Series 2002C-7 (FSA Corp. Insured),

3.00%, 12/8/08	900	900

California State Economic Recovery G.O. VRDB, Series 2004C-16 (FSA Corp. Insured),

3.00%, 12/8/08	15,500	15,500

California State G.O., Soc Gen Municipal Securities Trust Receipts SGC 6 Class A (Societe Generale LOC), (1)

0.93%, 12/8/08	6,600	6,600
Metropolitan Water District of Southern California Waterworks Revenue VRDB, Series 2001C-1,

0.65%, 12/1/08	1,500	1,500
Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding VRDB, Series 2008-A,

2.85%, 12/8/08	11,765	11,765
		47,965

Colorado – 3.9%
Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC),

1.30%, 12/1/08	2,045	2,045
Colorado Educational and Cultural Facilities Authority Revenue VRDB, Museum of Contemporary Art (KeyBank N.A. LOC),

2.30%, 12/8/08	5,100	5,100
Colorado Educational and Cultural Facilities Authority Revenue VRDB, Series 2003, Vail Mountain School Project (KeyBank N.A. LOC),

1.80%, 12/8/08	10,100	10,100
Colorado Educational and Cultural Facilities Authority Revenue VRDB, Series 2005, Kent Denver School Project (Bank of New York LOC),

1.10%, 12/8/08	5,200	5,200
Colorado Educational and Cultural Facilities Authority Revenue VRDB, Series 2008, Foundations Academy Project (U.S. Bank N.A. LOC),

1.05%, 12/8/08	4,655	4,655

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Colorado – 3.9% continued

Colorado Health Facilities Authority Revenue Refunding VRDB, Covenant Retirement (Bank of America N.A. LOC),

0.90%, 12/8/08	$5,295	$5,295

Colorado Health Facilities Authority Revenue VRDB, Series 2004B, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.90%, 12/8/08	4,320	4,320

Traer Creek Metropolitan District Revenue VRDB, Series 2004 (BNP Paribas LOC),

1.20%, 12/8/08	200	200

Triview Metropolitan District G.O. VRDB, Series 2006-A (Compass Bank LOC),

1.08%, 12/8/08	6,745	6,745
		43,660

District of Columbia – 0.7%

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation,

1.03%, 12/8/08	1,200	1,200

District of Columbia Water and Sewer Revenue Bonds, Citicorp Eagle Trust 8121A (FSA Corp. Insured), (1)

1.44%, 12/8/08	7,000	7,000
		8,200

Florida – 9.4%

Bay Medical Center Hospital Revenue Bonds, Series 2007-B, Bay Medical Center Project (Regions Bank LOC),

3.25%, 12/8/08	9,700	9,700

Capital Trust Agency Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation (FNMA LOC),

1.10%, 12/8/08	14,470	14,470

Citizens Property Insurance Corp. Revenue Notes, Series 2008 A-2,

4.50%, 6/1/09	10,000	10,048

Gainesville Utility System Revenue VRDB, Series 2008-B,

0.90%, 12/8/08	7,335	7,335

Highlands County Health Facilities Authority Revenue VRDB,

Series 1996A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.90%, 12/8/08	10,005	10,005

Series 1997A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.90%, 12/8/08	1,365	1,365

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Florida – 9.4% continued

Highlands County Health Facilities Authority Revenue VRDB, Series 2, Adventist (SunTrust Bank LOC),

0.90%, 12/8/08	$10,500	$10,500

Jacksonville Health Facilities Authority Hospital Revenue VRDB, Series 2008-B, Baptist Medical (Branch Banking & Trust Co. LOC),

0.90%, 12/8/08	10,000	10,000

JEA Florida Electric System Revenue VRDB, Series 2008 Three-D-2,

1.15%, 12/8/08	8,300	8,300

Orange County School Board COPS VRDB, Series 2008-B (Assured Guaranty Insured),

3.85%, 12/8/08	10,700	10,700

Palm Beach County Health Facilities Authority Revenue VRDB, Series 2001, Bethesda Healthcare System Project (SunTrust Bank LOC),

1.00%, 12/1/08	1,500	1,500

Sunshine Government Financing Authority CP, Series L, Miami-Dade (Dexia Bank Belgium LOC),

1.70%, 12/4/08	10,000	10,000

Tampa Revenue Refunding VRDB, Series 2007, Volunteers of America (Regions Bank LOC),

1.48%, 12/8/08	1,000	1,000
		104,923

Georgia – 6.3%

Fulco Hospital Authority Revenue VRDB, Series 1999, Revenue Anticipation Certificates, Piedmont Hospital Project (SunTrust Bank LOC),

0.95%, 12/8/08	8,800	8,800

Fulton County Development Authority Revenue Bonds, Series 1999, Alfred and Adele Davis (Branch Banking & Trust Co. LOC),

0.95%, 12/8/08	11,845	11,845

Fulton County Residential Care Facilities Revenue VRDB, Series C, Lenbrook Project, First Mortgage (Royal Bank of Scotland PLC LOC),

0.85%, 12/8/08	800	800

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Georgia – 6.3% continued

Macon-Bibb County Hospital Authority Revenue VRDB, Series 2003, Revenue Anticipation Certificates, Medical Center of Central Georgia (SunTrust Bank LOC),

1.00%, 12/8/08	$2,600	$2,600

Macon Lease Revenue Refunding Bonds, Series 2004, Bibb County School District Project,

1.28%, 12/8/08	1,850	1,850

Private Colleges and Universities Authority Revenue VRDB, Series 2008A, Emory University,

1.75%, 7/7/09	3,000	3,000

Richmond County Development Authority Revenue VRDB, Series 2008-A, MCG Health, Inc. Project (UBS AG LOC),

1.15%, 12/8/08	7,500	7,500

Richmond County Hospital Authority Revenue Bonds, Series 2003, Revenue Anticipation Certificates, University Health Services, Inc. Project (SunTrust Bank LOC),

1.00%, 12/8/08	6,450	6,450

Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F & M Villages Project (FNMA Gtd.),

1.10%, 12/8/08	7,220	7,220

State of Georgia G.O. VRDB, Series 2006 H-1,

3.50%, 12/8/08	20,446	20,446
		70,511

Illinois – 6.5%

Arlington Heights Multifamily Housing Revenue Refunding VRDB, Series 1997, Dunton Tower Apartments Project (Marshall & Ilsley Bank LOC),

1.08%, 12/8/08	3,890	3,890

City of Chicago G.O. Refunding VRDB, Series 2007-E,

0.80%, 12/1/08	8,100	8,100

City of Springfield Community Improvement Revenue VRDB, Series 2007A, Abraham Lincoln (Harris N.A. LOC),

1.25%, 12/8/08	5,000	5,000

Illinois Educational Facilities Authority Revenue Bonds, Series B-3, University of Chicago,

1.95%, 5/5/09	3,000	3,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Illinois – 6.5% continued

Illinois Finance Authority Revenue Bonds, Put Option, Series 2005, Mercy Alliance Project (Marshall & Ilsley Bank LOC),

1.05%, 12/8/08	$5,400	$5,400

Illinois Finance Authority Revenue VRDB, Series 2006B, Montgomery Place (Fifth Third Bank LOC),

1.90%, 12/8/08	1,590	1,590

Illinois Finance Authority Revenue VRDB, Series 2008, Marwen Foundation Project (Bank of New York LOC),

0.95%, 12/8/08	5,080	5,080

Illinois Health Facilities Authority Revenue Bonds, Series 2003C, Advocate Healthcare Network,

2.35%, 2/26/09	9,425	9,425

Illinois International Port District Revenue Refunding VRDB, Series 2003 (Bank of America N.A. LOC),

2.13%, 12/8/08	3,000	3,000

Illinois State Sales TRB, Citigroup ROCS RR-II-R-4542, (1)

1.06%, 12/8/08	3,895	3,895

Illinois State Tollway Highway Authority Revenue VRDB, Series A-1, Senior Priority,

2.00%, 12/8/08	2,300	2,300

Kane County Revenue Bonds, Series 1993, Glenwood School for Boys (Harris N.A. LOC),

1.40%, 12/8/08	6,000	6,000

Morton Grove Cultural Facilities Revenue VRDB, Series 2006, Holocaust Museum (Bank of America N.A. LOC),

1.20%, 12/8/08	9,500	9,500

Peoria IDR Bonds, Series 1997, Peoria Production Shop Project (JPMorgan Chase Bank LOC),

1.40%, 12/8/08	555	555

Will County Revenue VRDB, Series 2004, Joliet Catholic Academy Project (Harris N.A. LOC),

1.25%, 12/8/08	6,250	6,250
		72,985

Indiana - 2.4%

Indiana Bond Bank Revenue Notes, Series 2008-A, Advance Funding Program Notes,

3.00%, 1/30/09	10,000	10,014

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Indiana – 2.4% continued

Indiana Bond Bank Revenue Notes, Series 2008-A, Midyear Funding Program Notes,

3.00%, 5/28/09	$5,000	$5,028

Indiana Finance Authority Health System Revenue Refunding VRDB, Series 2008-I, Sisters St. Francis (Wells Fargo Bank N.A. LOC),

0.77%, 12/8/08	3,600	3,600

Indiana Finance Authority Health System Revenue VRDB, Series 2008-G, Sisters St. Francis Health (Bank of New York LOC),

0.65%, 12/8/08	5,250	5,250

Indiana Health and Educational Facilities Financing Authority Revenue Bonds, Series 2005A, Howard Regional Health System Project (Comerica Bank LOC),

2.05%, 12/1/08	900	900

Indiana Health Facility Financing Authority Revenue VRDB, Series 2000, Senior Living Greencroft Obligation Project (Bank of America N.A. LOC),

0.95%, 12/8/08	1,146	1,146

Indiana Health Facility Financing Authority Revenue VRDB, Series 2004A, Margaret Mary Community Hospital Project (Fifth Third Bank LOC),

2.55%, 12/1/08	700	700
		26,638

Iowa – 1.3%

Iowa Finance Authority Revenue VRDB, Series 2000, YMCA and Rehab Center Project (Bank of America N.A. LOC),

1.00%, 12/8/08	2,100	2,100

Iowa Finance Authority Revenue VRDB, Series 2003A, St. Luke’s Health Foundation of Sioux City Project (General Electric Capital Corp. LOC),

1.00%, 12/8/08	3,100	3,100

Iowa Higher Education Loan Authority Revenue Bonds, Series 2002, Luther College Project (U.S. Bank N.A. LOC),

0.90%, 12/8/08	2,895	2,895

Iowa Higher Education Loan Authority Revenue VRDB, Private College, Series 2003, Des Moines University Project (Allied Irish Bank LOC),

1.23%, 12/1/08	1,000	1,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Iowa – 1.3% continued

Iowa State School Cash Anticipation Program Warrant, Certificates, Series 2008-A (FSA Corp. Insured),

3.50%, 6/25/09	$5,000	$5,049
		14,144

Kansas – 0.4%

Kansas Development Finance Authority Revenue VRDB, Series 1998BB, Shalom Village Obligation Group (Citibank N.A. LOC),

0.91%, 12/8/08	4,635	4,635

Kentucky – 1.0%

Fort Mitchell League of Cities Revenue VRDB, Series 2002A, Trust Lease Program (U.S. Bank N.A. LOC),

1.03%, 12/8/08	2,150	2,150

Kentucky Asset Liability Commission General Fund TRANS, Series 2008-A,

3.00%, 6/25/09	5,000	5,034

Kentucky Economic Development Finance Authority Revenue Refunding VRDB, Series 2008, Retirement Housing Foundation (KBC Bank N.V. LOC),

0.90%, 12/8/08	4,015	4,015

Morehead League of Cities Revenue VRDB, Series 2004A, Trust Lease Program (U.S. Bank N.A. LOC),

1.03%, 12/8/08	440	440
		11,639

Louisiana – 1.9%

Jefferson Parish Hospital Revenue Refunding VRDB, Series 2004, East Jefferson General Hospital (JPMorgan Chase Bank LOC),

1.40%, 12/8/08	1,700	1,700

Lake Charles Harbor & Terminal District Revenue Bonds, Cogeneration Project (Rabobank Group GIC),

2.25%, 3/15/09	20,000	20,000
		21,700

Maryland – 4.9%

Maryland State Community Development Administration Department of Housing and Community Development Revenue VRDB, Series 2008-F, Multifamily (FHLMC Insured),

1.05%, 12/8/08	3,100	3,100

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Maryland – 4.9% continued

Maryland State Health and Higher Educational Facilities Authority Revenue Bonds, Series 2003-B, Sheppard Pratt (SunTrust Bank LOC),

1.00%, 12/8/08	$5,000	$5,000

Maryland State Health and Higher Educational Facilities Authority Revenue Bonds, Series A, Pooled Loan Program (JPMorgan Chase Bank LOC),

0.80%, 12/8/08	10,200	10,200

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2005A, Adventist Healthcare (Bank of America N.A. LOC),

0.90%, 12/8/08	11,400	11,400

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-H, University of Maryland Medical System (Manufacturers & Traders Trust Co. LOC),

1.03%, 12/8/08	12,000	12,000

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series A, Adventist Health Care (Manufacturers & Traders Trust Co. LOC),

1.00%, 12/8/08	13,265	13,265
		54,965

Massachusetts – 3.5%

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Northfield Mount Hermon (JPMorgan Chase Bank LOC),

1.10%, 12/8/08	23,355	23,355

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Seashore Port-Deaconess, Inc. (Banco Santander Central Hispano LOC),

0.82%, 12/8/08	800	800

Massachusetts State G.O. RANS, Series 2008-B,

4.00%, 4/30/09	10,000	10,073

Massachusetts State G.O. VRDB, Series B,

0.95%, 12/1/08	3,100	3,100

Massachusetts State Water Resources Authority Revenue Refunding VRDB, Series 2008-F,

0.60%, 12/8/08	1,500	1,500
		38,828

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Michigan – 1.4%

Jackson County Economic Development Corp. Limited Obligation Revenue Refunding VRDB, Series 2001A, Vista Grande Villa (Bank of America N.A. LOC),

0.85%, 12/1/08	$4,400	$4,400

Kentwood Economic Development Corp. Revenue VRDB, Series 2002B, Holland Home Obligated Group (Bank of America N.A. LOC),

0.90%, 12/8/08	1,275	1,275

State of Michigan G.O. Notes, Series 2008-A,

3.00%, 9/30/09	10,000	10,078
		15,753

Minnesota – 2.3%

Center City, Minnesota Healthcare Facilities Revenue VRDB, Series 2002, Hazelden Foundation Project (Allied Irish Bank LOC),

1.06%, 12/8/08	2,200	2,200

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2007-6Q, Concordia University St. Paul (U.S. Bank N.A. LOC),

1.28%, 12/1/08	1,300	1,300

Rochester Health Care Facilities Revenue VRDB, Series C, Mayo Foundation,

0.60%, 12/8/08	17,000	17,000

Rochester Health Care Facilities Revenue VRDB, Series E, Mayo Clinic,

1.68%, 5/7/09	5,000	5,000
		25,500

Mississippi – 0.8%

Mississippi Business Finance Corp. Revenue VRDB, Series 2000, St. Andrew’s Episcopal School Project (Allied Irish Bank LOC),

1.03%, 12/8/08	1,920	1,920

Mississippi Business Finance Corp. Revenue VRDB, Series 2007, Gulfport Promenade Project (Regions Bank LOC),

1.43%, 12/8/08	7,000	7,000
		8,920

Missouri – 1.7%

Chesterfield IDA Educational Facilities Revenue VRDB, Series 2003, Gateway Academy, Inc. Project (U.S. Bank N.A. LOC),

1.23%, 12/1/08	370	370

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Missouri – 1.7% continued

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Coach House South Apartments (FHLMC LOC),

1.08%, 12/8/08	$1,800	$1,800

Missouri State Health and Educational Facilities Authority Revenue Bonds, Series C-2, Ascension Health,

1.75%, 3/3/09	5,000	5,000

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 1999B, St. Louis University,

1.23%, 12/1/08	2,415	2,415

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2002, Missouri Baptist College (U.S. Bank N.A. LOC),

1.05%, 12/1/08	2,100	2,100

St. Charles County IDA Revenue Refunding VRDB, Series 1993, Remington Apartments Project (FNMA Gtd.),

1.05%, 12/8/08	100	100

St. Louis County IDA Revenue Bonds, Series 2008-A, International Lutheran Laymens Project (Fifth Third Bank LOC),

2.15%, 12/1/08	7,055	7,055
		18,840

Nevada – 1.3%

Carson City Hospital Revenue VRDB, Series 2003-B, Tahoe Hospital Project (U.S. Bank N.A. LOC),

0.90%, 12/8/08	2,800	2,800

Las Vegas Economic Development Revenue VRDB, Series A, Keep Memory Alive Project (Bank of New York LOC),

1.03%, 12/8/08	11,800	11,800
		14,600

New Hampshire – 1.3%

New Hampshire Health & Education Facilities Authority Revenue VRDB, Series 2008, Riverwoods Exeter (Bank of America N.A. LOC),

1.15%, 12/8/08	14,665	14,665

New Jersey – 1.4%

New Jersey TRANS, Series 2008-A,

3.00%, 6/25/09	15,000	15,117

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

New Mexico – 1.3%

New Mexico Finance Authority Revenue Refunding Bonds, Subseries 2008 B-2, Sub Lien (UBS AG LOC),

0.95%, 12/8/08	$9,200	$9,200

New Mexico Hospital Equipment Loan Council Revenue VRDB, Series 2008-C, Presbyterian Healthcare,

0.75%, 12/8/08	5,000	5,000
		14,200

North Carolina – 1.4%

Charlotte G.O. VRDB,

0.95%, 12/8/08	5,700	5,700

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2007, Lutheran Retirement Project (SunTrust Bank LOC),

1.05%, 12/8/08	9,300	9,300

University of North Carolina Revenue Bonds, Citigroup Eagle 720053014 Class 2005A, (1)

1.07%, 12/8/08	800	800
		15,800

Ohio – 1.0%

Cleveland-Cuyahoga County Port Authority Revenue VRDB, Series 2005-B, Museum of Art Project,

0.90%, 12/8/08	7,500	7,500

Franklin County Hospital Revenue Refunding VRDB, Series 1996-B, U.S. Health Corp. of Columbus (Citibank N.A. LOC),

0.78%, 12/8/08	100	100

Middletown Development Revenue Bonds, Series 2003, Bishop Fenwick High School Project (JPMorgan Chase Bank LOC),

0.80%, 12/8/08	2,445	2,445

Ohio State Air Quality Development Authority Revenue Refunding VRDB, Series 2006A, Pollution Control, Firstenergy (KeyBank N.A. LOC),

1.45%, 12/8/08	300	300

Ohio State Higher Educational Facilities Revenue VRDB, Series 2007, Ohio Dominican University Project (JPMorgan Chase Bank LOC),

1.03%, 12/8/08	700	700
		11,045

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Oklahoma – 2.3%

Edmond EDA Student Housing Revenue VRDB, Series 2001A, Edmond Project (Allied Irish Bank LOC),

1.03%, 12/8/08	$4,200	$4,200

Oklahoma Turnpike Authority Revenue Refunding VRDB, Series B,

1.70%, 12/8/08	6,670	6,670

Oklahoma Turnpike Authority Revenue Refunding VRDB, Series C,

1.70%, 12/8/08	9,405	9,405

Oklahoma Water Resource Board State Loan Program Revenue VRDB,

1.65%, 3/2/09	5,000	5,000
		25,275

Oregon – 0.5%

State of Oregon G.O., Series 2008-A, TRANS,

3.00%, 6/30/09	5,000	5,037

Pennsylvania – 1.2%

Berks County Municipal Authority Revenue VRDB, Series 2008-A, Phoebe-Devitt Home Project (Banco Santander Central Hispano LOC),

0.90%, 12/8/08	6,000	6,000

Southcentral General Authority Revenue VRDB,

Series 2008-B, Wellspan Health Obligation Group (Royal Bank of Scotland PLC LOC),

0.77%, 12/8/08	6,000	6,000

Series 2008-D, Wellspan Health Obligation Group (SunTrust Bank LOC),

0.82%, 12/8/08	1,600	1,600
		13,600

South Carolina – 1.1%

Piedmont Municipal Power Agency Revenue VRDB, Series 2008-C (Assured Guaranty Insured),

2.00%, 12/8/08	12,500	12,500

South Dakota – 1.1%

South Dakota Health and Educational Facilities Authority Revenue VRDB, Series 2008, Regional Health (U.S. Bank N.A. LOC),

1.20%, 12/1/08	1,700	1,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

South Dakota – 1.1% continued

South Dakota Health and Educational Facilities Authority Revenue VRDB, Series 2008-C, Avera Health (Allied Irish Bank LOC),

1.06%, 12/8/08	$10,000	$10,000
		11,700

Tennessee – 2.3%

Chattanooga Health Educational and Housing Facility Board Revenue VRDB, Series 2004A, Tennessee Health Program-Cumberland Medical (AmSouth Bank Birmingham LOC),

1.45%, 12/8/08	8,100	8,100

Clarksville Public Building Authority Revenue Bonds, Series 2003, Pooled Financing Tennessee Municipal Bond Fund (Bank of America N.A. LOC),

0.90%, 12/1/08	1,500	1,500

Metropolitan Government Nashville and Davidson County Heath and Educational Facilities Board Revenue Refunding VRDB, Series 2002, Timberlake Project, Multifamily (FNMA Insured),

1.20%, 12/8/08	7,350	7,350

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2002, University of Nashville Project (SunTrust Bank LOC),

1.00%, 12/8/08	1,300	1,300

Tennergy Corp. Gas Revenue Bonds, STARS Trust Receipts 1260B (BNP Paribas LOC), (1)

1.06%, 12/8/08	5,390	5,390

Williamson County IDB Revenue Bonds, Series 2003, Currey Ingram Academy Project (SunTrust Bank LOC),

1.90%, 12/8/08	2,160	2,160
		25,800

Texas – 15.5%

City of Houston G.O. CP Notes,

1.62%, 12/8/08	5,000	5,000

Granbury Independent School District G.O., Series 1999 SG-129 (PSF of Texas Gtd.), (1)

1.03%, 12/8/08	4,815	4,815

Grand Prairie Independent School District G.O. VRDB, Building Bonds (PSF of Texas Gtd.),

1.90%, 8/1/09	5,000	5,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Texas – 15.5% continued

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Subseries C-1, Methodist Hospital,

0.60%, 12/1/08	$5,500	$5,500

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series 2006B (BNP Paribas LOC),

0.95%, 12/8/08	4,600	4,600

Houston Independent School District G.O. VRDB, Series 2004, Schoolhouse (PSF of Texas Gtd.),

1.85%, 6/15/09	10,000	10,000

Houston Utilities System Revenue Refunding Bonds, Series B2, First Lien (Dexia Credit Local LOC),

2.30%, 12/8/08	2,200	2,200

Irving Independent School District G.O., VRDB, Series 2004-B (PSF of Texas Gtd.),

1.85%, 2/1/09	15,850	15,850

Metropolitan Transit Authority/Harris County Tax Exempt CP Notes,

0.95%, 1/28/09	5,000	5,000

Oakbend Medical Center Revenue VRDB, Series 2008 (Regions Bank LOC),

1.30%, 12/1/08	14,000	14,000

Princeton Independent School District G.O., Soc Gen Series 2003 SGB-41 (PSF of Texas Gtd.), (1)

1.10%, 12/8/08	4,750	4,750

Tarrant County Health Facilities Development Corp. Revenue VRDB, Series 1996-A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.90%, 12/8/08	3,990	3,990

Texas A&M University Revenue Bonds, Series 2003A, ROCS RR-II-R-4005, (1)

1.06%, 12/8/08	4,715	4,715

Texas State Transportation Commission Revenue VRDB, Series B, First Tier,

0.82%, 12/8/08	21,600	21,600

Texas TRANS, Series 2008,

3.00%, 8/28/09	40,000	40,413

Texas Water Development Board Revenue Refunding VRDB, Series 2007-A, Sub Lien,

1.35%, 12/1/08	18,000	18,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Texas – 15.5% continued

Waco Educational Finance Corp. Revenue Refunding VRDB, Series 2008-A, Baylor University,

0.90%, 12/8/08	$8,100	$8,100
		173,533

Utah – 1.0%

Utah Water Finance Agency Revenue VRDB, Series 2008-B, (1)

1.10%, 12/8/08	3,900	3,900

Series 2008 B-3,

1.10%, 12/8/08	7,400	7,400
		11,300

Washington – 2.8%

Energy Northwest Electric Revenue Refunding VRDB, Subseries 2008 F-1, Project 3,

2.65%, 12/8/08	17,000	17,000

Washington State Health Care Facilities Authority Revenue Bonds, Series 05-C-1, Overlake Hospital Medical Center (KeyBank N.A. LOC),

2.10%, 12/8/08	10,000	10,000

Washington State Housing Finance Commission Nonprofit Housing Revenue VRDB, Series 2000, Living Care Centers Project (Wells Fargo Bank N.A. LOC),

0.84%, 12/8/08	2,045	2,045

Washington State Housing Finance Commission Nonprofit Housing Revenue VRDB, Series 2003, Gonzaga Preparatory School Project (Bank of America N.A. LOC),

1.00%, 12/8/08	1,865	1,865
		30,910

Wisconsin – 1.7%

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2002, Meriter Hospital, Inc. Project (Marshall & Ilsley Bank LOC),

2.05%, 12/1/08	250	250

Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds, Series 2008 B-3, Marquette University (JPMorgan Chase Bank LOC),

1.08%, 12/8/08	4,100	4,100

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 93.4% continued

Wisconsin – 1.7% continued

Wisconsin Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2005, Lutheran Home, Put Option (Marshall & Ilsley Bank LOC),

1.00%, 12/8/08	$4,680	$4,680

Wisconsin Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2008-B, Medical College (U.S. Bank N.A. LOC), (1)

0.70%, 12/8/08	9,600	9,600
		18,630

Wyoming – 0.4%

Lincoln County PCR Bonds, Series 1994, Pacificorp Project (Wells Fargo Bank N.A. LOC),

0.95%, 12/8/08	3,200	3,200

Platte County PCR Bonds, Series 1984A, Tri-State Generation & Transmission (National Rural Utility Cooperative Finance Co. LOC),

0.95%, 12/1/08	1,000	1,000
		4,200
Total Municipal Investments
(Cost $1,042,798)		1,042,798

U.S. GOVERNMENT AGENCY – 4.5% (2)

Federal Home Loan Bank – 4.5%

FHLB Discount Note,

0.10%, 12/1/08	50,000	50,000
Total U.S. Government Agency
(Cost $50,000)		50,000

Total Investments – 97.9%
(Cost $1,092,798) (3)		1,092,798
Other Assets less Liabilities – 2.1%		23,944
NET ASSETS – 100.0%		$1,116,742

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(3)	The cost for federal income tax purposes was $1,092,798.

Percentages shown are based on Net Assets.

At November 30, 2008, the industry sectors for the Tax-Exempt Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	8.8%
Educational Services	11.9
Electric Services, Gas and Combined Utilities	7.8
Executive, Legislative and General Government	22.0
General Medical, Surgical and Nursing and Personal Care	10.8
Health Services and Residential Care	14.8
Urban and Community Development, Housing Programs and Social Services	7.7
All other sectors less than 5%	16.2

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Tax-Exempt Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	1,092,798	—
Level 3	—	—

Total	$1,092,798	$ —

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4%

Alabama – 0.3%

Birmingham Medical Clinic Board Revenue Bonds, University of Alabama Health Services (SunTrust Bank LOC),

1.00%, 12/8/08	$4,000	$4,000

Health Care Authority for Baptist Revenue VRDB, Series 2006-C (AmSouth Bank Birmingham LOC),

0.85%, 12/8/08	11,400	11,400
		15,400

Arizona – 1.7%

Arizona Health Facilities Authority Revenue Bonds, Series 2003B-1, The Terraces Project (Lloyds TSB Bank LOC),

0.91%, 12/8/08	9,855	9,855

Arizona Health Facilities Authority Revenue Refunding Bonds, Series 2007, The Terraces Project (Lloyds TSB Bank LOC),

1.00%, 12/8/08	2,900	2,900

Arizona Health Facilities Authority Revenue VRDB, Series 2002, Royal Oaks Project (Bank of America N.A. LOC),

0.90%, 12/8/08	18,140	18,140

Arizona Health Facilities Authority Revenue VRDB, Series 2008-B, Banner Health (Bank of Nova Scotia LOC),

0.70%, 12/8/08	1,650	1,650

Arizona School District TANS Financing Program COPS, Series 2008,

3.00%, 7/30/09	9,000	9,080

Arizona Sports & Tourism Authority Revenue Refunding VRDB, Series 2008, Multipurpose Stadium (Allied Irish Bank LOC),

1.00%, 12/8/08	800	800

Arizona State Board of Regents University System Revenue Refunding VRDB, Series 2008-A (Lloyds TSB Bank LOC),

0.90%, 12/8/08	6,340	6,340

Pima County IDA Revenue VRDB, Series 2002A, Senior Living Facilities La Posada (Bank of America N.A. LOC),

0.90%, 12/8/08	16,745	16,745

Salt River Project Agricultural Improvement and Power District Electric System Revenue Bonds, Citigroup ROCS RR-II-R-12029, (1)

1.07%, 12/8/08	6,890	6,890

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Arizona – 1.7% continued
Tempe IDA Senior Living Revenue VRDB, Series 2002C, Friendship Village Project (Fortis Bank LOC),
1.00%, 12/8/08	$10,035	$10,035
Yavapai County IDA Hospital Facilities Revenue Refunding VRDB, Series 2008A, Yavapai Regional Medical Center (UBS AG LOC),
1.02%, 12/8/08	1,900	1,900
		84,335

California – 1.6%
Antelope Valley-East Kern Water Agency COPS VRDB, Series 2008 A-2 (Wells Fargo Bank N.A. LOC),
0.45%, 12/8/08	14,150	14,150
Bay Area Toll Authority Toll Bridge Revenue VRDB, Series B2, San Francisco Bay Area,
0.48%, 12/8/08	15,900	15,900
California Educational Facilities Authority Revenue VRDB, Series 2005B, Pomona College,
0.70%, 12/8/08	8,050	8,050
California Health Facilities Financing Authority Revenue Bonds, Series B1, Stanford Hospital (FSA Corp. Insured),
2.00%, 12/8/08	15,000	15,000
California Pollution Control Financing Authority Revenue Refunding VRDB, Series 2008, BP West Coast Production LLC,
0.60%, 12/1/08	2,900	2,900
California State Department of Water Resources and Power Supply Revenue VRDB, Series 2002B-2 (BNP Paribas LOC),
0.65%, 12/1/08	6,000	6,000
Series 2002C-1 (Dexia Credit Local LOC),
2.30%, 12/8/08	2,200	2,200
Subseries G3 (FSA Corp. Insured),
3.00%, 12/8/08	900	900
California State Economic Recovery Revenue VRDB, Series 2004C-16 (FSA Corp. Insured),
3.00%, 12/8/08	8,410	8,410
Orange County Housing Authority Apartment Development Revenue Refunding VRDB, Series 1998 I, Oasis Martinique (FNMA Gtd.),
0.61%, 12/8/08	6,400	6,400

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

California – 1.6% continued

State of California G.O. VRDB, Series 2004A9, Kindergarten-University Public Education Facilities (Citibank N.A. LOC),

0.65%, 12/8/08	$500	$500
		80,410

Colorado – 2.9%

Base Village Metropolitan District Number 2 G.O. VRDB, Limited Tax, Junior Series 2008-B (U.S. Bank N.A. LOC),

1.03%, 12/8/08	6,510	6,510

Castle Pines North Metropolitan District G.O. Refunding VRDB, Series 2006-C, Limited Tax (U.S. Bank N.A. LOC),

1.05%, 12/8/08	2,715	2,715

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Concordia University Irvine Project (U.S. Bank N.A. LOC),

1.30%, 12/1/08	4,325	4,325

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Immanuel Lutheran School Project (Bank of America N.A. LOC),

1.30%, 12/1/08	6,325	6,325

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2005, Bear Creek School Project (U.S. Bank N.A. LOC),

0.90%, 12/8/08	6,880	6,880

Colorado Educational and Cultural Facilities Authority Revenue Bonds, Series 2006, Pueblo Serra Worship Holdings (Wells Fargo Bank N.A. LOC),

1.08%, 12/8/08	7,805	7,805

Colorado Health Facilities Authority Revenue VRDB, Series 2002, Sisters of Charity Leavenworth Health,

0.88%, 12/8/08	2,500	2,500

Colorado Health Facilities Authority Revenue VRDB, Series 2002, Total Longterm Care Project (U.S. Bank N.A. LOC),

0.94%, 12/8/08	2,780	2,780

Colorado Health Facilities Authority Revenue VRDB, Series 2004B, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.90%, 12/8/08	10,585	10,585

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Colorado – 2.9% continued

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Golden West Manor (U.S. Bank N.A. LOC),

1.05%, 12/8/08	$2,480	$2,480

Colorado Health Facilities Authority Revenue VRDB, Series 2008, Frasier Meadows Community Project (JPMorgan Chase Bank LOC),

0.90%, 12/8/08	2,700	2,700

Colorado Springs School District Number 11 Facilities Corp. Refunding COPS, Series 2004 (FSA Corp. Insured),

3.50%, 12/8/08	3,375	3,375

Colorado Springs Utilities System Revenue VRDB, Series 2007-A,

1.75%, 12/8/08	34,215	34,215

Denver City and County Multi-Family Housing Revenue Bonds, Series 1985, Ogden Project (CALYON LOC),

1.15%, 12/1/08	1,700	1,700

Denver Urban Renewal Authority Tax Increment Revenue VRDB, Series 2008 A-2, Tax Allocation, Stapleton (U.S. Bank N.A. LOC),

1.02%, 12/8/08	800	800

Larkridge G.O. VRDB, Series 2004, Metropolitan District Number 1 (U.S. Bank N.A. LOC),

1.03%, 12/8/08	10,000	10,000

Steamboat Springs Redevelopment Authority Tax Increment Revenue Bonds, Series 2007, Base Area Redevelopment Project (Wells Fargo Bank N.A. LOC),

0.95%, 12/8/08	5,900	5,900

Telluride Excise Tax Revenue VRDB, Series 2007, VY Floor Open Space Project (KeyBank N.A. LOC),

1.95%, 12/8/08	8,760	8,760

Traer Creek Metropolitan District Revenue VRDB, Series 2002, Avon (BNP Paribas LOC),

1.20%, 12/8/08	13,855	13,855

Traer Creek Metropolitan District Revenue VRDB, Series 2004 (BNP Paribas LOC),

1.20%, 12/8/08	10,200	10,200
		144,410

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Connecticut – 0.2%

Connecticut State Health and Educational Facility Authority Revenue VRDB, Series V-1, Yale University,

0.50%, 12/1/08	$3,600	$3,600

Series Y-3, Yale University,

0.50%, 12/1/08	5,000	5,000
		8,600

District of Columbia – 2.2%

District of Columbia G.O., Citi ROCS RR-II-R-11180WF (Wells Fargo & Co. Gtd.), (1)

1.33%, 12/8/08	16,300	16,300

District of Columbia G.O. Refunding VRDB, Series 2008-A (Allied Irish Bank LOC),

0.95%, 12/8/08	4,285	4,285

Series 2008-C (Dexia Credit Local LOC),

1.50%, 12/8/08	12,000	12,000

Series D (Dexia Credit Local LOC),

1.75%, 12/8/08	20,000	20,000

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation,

1.03%, 12/8/08	4,700	4,700

District of Columbia Revenue VRDB, Series 2003, American Psychological Association Project (Bank of America N.A. LOC),

0.97%, 12/8/08	2,350	2,350

District of Columbia Revenue VRDB, Series 2007, Preparatory Academy (Manufacturers & Traders Trust Co. LOC),

1.08%, 12/8/08	9,580	9,580

District of Columbia Revenue VRDB, Series 2008, American Legacy Foundations,

1.43%, 12/8/08	6,000	6,000

Washington, District of Columbia Metro Area Transportation Authority Revenue CP Notes, Series 2006-A (Wachovia Bank N.A. LOC),

1.85%, 1/7/09	33,900	33,900
		109,115

Florida – 10.1%

Broward County Educational Facilities Authority Revenue Bonds, City College Project (Citibank N.A. LOC),

0.90%, 12/8/08	10,795	10,795

Charlotte County Utility Revenue Refunding VRDB, Series 2003A (FSA Corp. Insured),

1.55%, 12/8/08	5,400	5,400

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Florida – 10.1% continued

Citizens Property Insurance Corp. Revenue Notes, Series 2008 A-2, Senior Secured,

4.50%, 6/1/09	$43,500	$43,713

Florida Gas Utility Revenue VRDB, Series 2006, Gas Supply Project Number 2-A-2,

1.75%, 12/8/08	7,500	7,500

Florida Housing Finance Corp. Multifamily Revenue Refunding Bonds, Series 1998, South Pointe Project (FNMA Insured),

0.90%, 12/8/08	3,900	3,900

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series 2004, Maitland Apartments (FHLMC Gtd.),

1.06%, 12/8/08	19,675	19,675

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series C, Monterey Lake (FHLMC LOC),

0.90%, 12/8/08	7,325	7,325

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series K, Reflections (FHLMC Gtd.),

0.90%, 12/8/08	13,500	13,500

Florida Housing Finance Corp. Multifamily Revenue VRDB, Series 2008 L, Hudson Ridge Apartments (FHLB LOC),

1.11%, 12/8/08	11,250	11,250

Florida Keys Aqueduct Authority Water Revenue Refunding VRDB, Series 2008 (Toronto-Dominion Bank LOC),

0.77%, 12/8/08	10,500	10,500

Florida Multifamily Housing Finance Agency Revenue Bonds, Series 1985, Huntington (FHLMC Gtd.),

0.96%, 12/8/08	4,000	4,000

Florida Multifamily Housing Finance Agency Revenue Bonds, Series 1985, River Oaks (FHLMC Insured),

1.12%, 12/8/08	4,200	4,200

Florida State Board of Education G.O., Eagle 720050054 - Class A, (1)

1.07%, 12/8/08	10,000	10,000

Florida State Board of Education Revenue Bonds, Series 2004, Citigroup ROCS RR-II-R-6037, (1)

1.06%, 12/8/08	5	5

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Florida – 10.1% continued

Gainesville Utility System Revenue VRDB, Series 2008-B,

0.90%, 12/8/08	$7,330	$7,330

Hernando County IDR VRDB, Series 2008, Goodwill Industries-Suncoast, Inc. (SunTrust Bank LOC),

1.10%, 12/8/08	5,000	5,000

Highlands County Health Facilities Authority Revenue Refunding VRDB, Series 2006-A, Adventist Health (FSA Corp. Insured),

6.50%, 12/8/08	32,236	32,236

Highlands County Health Facilities Authority Revenue VRDB, Series 1996A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.90%, 12/8/08	9,460	9,460

Series 1997A, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.90%, 12/8/08	14,135	14,135

Series 2003B, Adventist Health System Sunbelt (SunTrust Bank LOC),

0.95%, 12/8/08	17,450	17,450

Highlands County Health Facilities Authority Revenue VRDB, Series 2007 A-2, Adventist Health System,

1.00%, 12/8/08	10,000	10,000

Highlands County Health Facilities Authority Revenue VRDB, Series A, Adventist (SunTrust Bank LOC),

1.00%, 12/8/08	10,000	10,000

Series B, Adventist (SunTrust Bank LOC),

1.00%, 12/8/08	10,000	10,000

Jacksonville Electric System Revenue Bonds, Series 2008 Three-D-2,

1.15%, 12/8/08	17,000	17,000

Jacksonville Electric System Revenue VRDB, Series Three-D-1,

0.95%, 12/8/08	45,000	45,000

Jacksonville Transportation Revenue VRDB, Series 2008-B,

4.35%, 12/8/08	13,500	13,500

Lakeland Energy System Revenue Refunding VRDB, Series 2008-A (BNP Paribas LOC),

0.65%, 12/8/08	15,000	15,000

Lee County HFA Multifamily Revenue Refunding Bonds, Series 1995-A, Forestwood Apartments Project (FNMA Gtd.),

1.11%, 12/8/08	11,085	11,085

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Florida – 10.1% continued

Leesburg Hospital Revenue Refunding VRDB, Series 2008-A, Leesburg Regional (Regions Bank LOC),

1.43%, 12/8/08	$4,655	$4,655

Leesburg Hospital Revenue VRDB, The Villages Regional Hospital (Royal Bank of Scotland PLC LOC),

1.03%, 12/8/08	10,000	10,000

Marion County Hospital District Revenue Bonds, Series 2000, Munroe Regional Health System (AmSouth Bank Birmingham LOC),

0.85%, 12/8/08	6,800	6,800

Orange County Health Facilities Authority Revenue VRDB, Series 2008-D, Orlando Regional (SunTrust Bank LOC),

1.00%, 12/1/08	2,800	2,800

Orange County Housing Finance Authority Multifamily Revenue Refunding VRDB, Series 1997, Post Fountains Project (FNMA Gtd.),

1.05%, 12/8/08	2,550	2,550

Orange County School Board COPS VRDB, Series 2008-B (Assured Guaranty Insured),

3.85%, 12/8/08	6,300	6,300

Orlando and Orange County Expressway Authority Revenue Refunding VRDB, Subseries 2008-B2 (SunTrust Bank LOC),

0.95%, 12/8/08	20,000	20,000

Orlando Utilities Commission Water and Electric Revenue VRDB, Series 2008-B,

0.85%, 12/8/08	21,000	21,000

Palm Beach County School Board COPS, Series 2002B (FSA Corp. Insured),

4.35%, 12/8/08	7,975	7,975

Pinellas County Health Facility Authority Revenue Refunding VRDB, Series 2004, Bayfront Projects,

1.00%, 12/1/08	17,800	17,800

Sunshine Government Finance Authority CP, Series L, Miami-Dade (Dexia Bank Belgium LOC),

1.70%, 12/4/08	30,000	30,000
		498,839

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Georgia – 2.6%

Clayton County Housing Authority Revenue Bonds, Series 1985, Rivers Edge Development (FHLMC Gtd.),

1.06%, 12/8/08	$1,500	$1,500

Cobb County Housing Authority Multifamily Revenue VRDB, Series 1996, Post Bridge Project (FNMA Insured),

1.10%, 12/8/08	3,300	3,300

Cobb County Housing Authority Revenue Bonds, Post Mill Project (FNMA Gtd.),

1.10%, 12/8/08	2,000	2,000

Cobb County Kennestone Hospital Authority Revenue VRDB, Series A, Certificates (SunTrust Bank LOC),

1.18%, 12/8/08	20,000	20,000

Cobb County Multifamily Housing Authority Revenue Refunding VRDB, Series 1999, Six Flags Association (FHLMC LOC),

1.09%, 12/8/08	5,290	5,290

Fayette County Hospital Authority Revenue VRDB, Series 2007, RANS, Fayette Community Hospital Project (SunTrust Bank LOC),

1.00%, 12/8/08	8,000	8,000

Floyd County Development Authority Revenue VRDB, Series 2000, Darlington School Project (SunTrust Bank LOC),

1.40%, 12/8/08	2,800	2,800

Fulco Hospital Authority Revenue VRDB, Series 1999, Revenue Anticipation Certificates, Piedmont Hospital Project (SunTrust Bank LOC),

0.95%, 12/8/08	4,400	4,400

Fulton County Development Authority Revenue VRDB, Series 2004, Holy Innocents Episcopal School Project (SunTrust Bank LOC),

1.00%, 12/8/08	1,500	1,500

Gainesville and Hall County Development Authority Economic Development Corp. Revenue VRDB, Series 2007, Project (Dexia Bank Belgium LOC),

1.40%, 12/8/08	6,365	6,365

Gwinnett County Multifamily Housing Revenue VRDB, Series 1996, Post Corners Project (FNMA Gtd.),

1.20%, 12/8/08	7,400	7,400

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Georgia – 2.6% continued

Metro Atlanta Rapid Transit Sales Tax Revenue CP Notes, Series 2007-D,

3.50%, 12/11/08	$22,000	$22,000

Monroe Country Development Authority PCR VRDB, Scherer Project,

1.00%, 12/1/08	3,900	3,900

Private Colleges and Universities Authority Revenue VRDB, Series 2008A, Emory University,

1.75%, 7/7/09	6,000	6,000

Series C4, Emory University,

0.45%, 12/8/08	5,000	5,000

Richmond County Development Authority Revenue VRDB, Series 2008-A, MCG Health, Inc. Project (UBS AG LOC),

1.15%, 12/8/08	800	800

Richmond County Hospital Authority Revenue Bonds, Series 2003, Revenue Anticipation Certificates, University Health Services, Inc. Project (SunTrust Bank LOC),

1.00%, 12/8/08	3,400	3,400

Roswell Housing Authority Multifamily Revenue Refunding VRDB, Series 1994, Wood Crossing Project (FHLMC LOC),

0.93%, 12/8/08	3,300	3,300

Roswell Housing Authority Multifamily Revenue Refunding VRDB, Series 1996, Azalea Park Apartments (FNMA Insured),

0.90%, 12/8/08	5,400	5,400

Roswell Housing Authority Multifamily Revenue Refunding VRDB, Series 2002, Chambrel at Roswell Project (FNMA Gtd.),

0.90%, 12/8/08	2,100	2,100

Smyrna Multifamily Housing Authority Revenue Bonds, Series 1997, F & M Villages Project (FNMA Gtd.),

1.10%, 12/8/08	1,450	1,450

State of Georgia G.O. VRDB, Series 2006 H-1,

3.50%, 12/8/08	10,800	10,800
		126,705

Hawaii – 0.1%

Hawaii State Housing Finance and Development Corp. Multifamily Revenue VRDB, Series 2008, Lokahi Ka’u,

0.95%, 12/8/08	5,200	5,200

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Idaho – 0.3%

Idaho Health Faculties Authority Revenue VRDB, Series 2000, St. Lukes Medical Center Project (FSA Corp. Insured),

3.70%, 12/1/08	$8,390	$8,390

Idaho Housing and Finance Association Nonprofit Facilities Revenue VRDB, Series 2008, College of Idaho Project (U.S. Bank N.A. LOC),

0.90%, 12/8/08	5,000	5,000
		13,390

Illinois – 10.7%

Bridgeview G.O. Refunding VRDB, Series 2008 A-2,

6.00%, 12/8/08	17,500	17,500

Chicago Wastewater Transmission Revenue Refunding VRDB, Subseries 2008 C-1 (Harris N.A. LOC),

0.85%, 12/1/08	12,000	12,000

Chicago Wastewater Transmission Revenue Refunding VRDB, Subseries 2008 C-2 (Bank of America N.A. LOC),

0.85%, 12/1/08	15,500	15,500

City of Chicago G.O. Refunding VRDB, Series 2007-E,

0.80%, 12/1/08	21,900	21,900

City of Aurora Revenue VRDB, Series 2003, Community Counseling Center of Fox Valley Project (Harris N.A. LOC),

1.25%, 12/8/08	3,210	3,210

City of Chicago G.O. Refunding VRDB, Series 2005D, Project Refunding (FSA Corp. Insured),

1.85%, 12/8/08	34,490	34,490

Illinois Development Finance Authority Revenue VRDB, BAPS, Inc. Project (Comerica Bank LOC),

1.55%, 12/8/08	8,525	8,525

Illinois Development Finance Authority Revenue VRDB, Series 1994, Aurora Central Catholic High School Project (Allied Irish Bank LOC),

1.10%, 12/8/08	1,000	1,000

Illinois Development Finance Authority Revenue VRDB, Series 2001, Oak Park Residence Corp. Project (Bank of America N.A. LOC),

0.95%, 12/8/08	1,650	1,650

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Illinois – 10.7% continued

Illinois Development Finance Authority Revenue VRDB, Series 2002, Roosevelt University Project (JPMorgan Chase Bank LOC),

0.85%, 12/8/08	$10,000	$10,000

Illinois Development Finance Authority Revenue VRDB, Series 2003, Mount Carmel High School Project (JPMorgan Chase Bank LOC),

0.85%, 12/8/08	11,900	11,900

Illinois Educational Facilities Authority Revenue Bonds, Series 1985, Cultural Pool (JPMorgan Chase Bank LOC),

1.15%, 12/8/08	10,790	10,790

Illinois Educational Facilities Authority Revenue Bonds, Series 2003B, Augustana College (Harris N.A. LOC),

1.02%, 12/8/08	6,790	6,790

Illinois Educational Facilities Authority Revenue Bonds, Series B-3, University of Chicago,

1.95%, 5/5/09	5,000	5,000

Illinois Educational Facilities Authority Revenue Bonds, Series A, Illinois Institute of Technology Student Housing (Harris N.A. LOC),

0.85%, 12/8/08	10,000	10,000

Illinois Educational Facilities Authority Revenue VRDB, Series 1999A, National Louis University (JPMorgan Chase Bank LOC),

0.95%, 12/8/08	10,150	10,150

Illinois Finance Authority PCR Refunding VRDB, Series 2008-F, Commonwealth Edison Co. (Bank of Nova Scotia LOC),

0.90%, 12/8/08	18,200	18,200

Illinois Finance Authority Revenue Bonds, Citigroup Eagle 20060115-Class A, Northwestern University, (1)

1.07%, 12/8/08	8,170	8,170

Illinois Finance Authority Revenue Bonds, Nazareth Academy Project (Harris N.A. LOC),

0.85%, 12/8/08	5,900	5,900

Illinois Finance Authority Revenue Bonds, Northwestern, Citi ROCS RR-II-R-12043, (1)

1.07%, 12/8/08	10,395	10,395

Illinois Finance Authority Revenue Bonds, Put Option, Series 2005, Mercy Alliance Project (Marshall & Ilsley Bank LOC),

1.05%, 12/8/08	11,900	11,900

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Illinois – 10.7% continued

Illinois Finance Authority Revenue Bonds, Series 2005, Joan W. & Irving B. Dance Project (Bank of America N.A. LOC),

0.85%, 12/8/08	$9,100	$9,100

Illinois Finance Authority Revenue Bonds, Series 2007, Erikson Project (Bank of America N.A. LOC),

0.95%, 12/8/08	6,000	6,000

Illinois Finance Authority Revenue Bonds, Series 2008, Chicago Horticultural Project (JPMorgan Chase Bank LOC),

0.85%, 12/8/08	9,000	9,000

Illinois Finance Authority Revenue VRDB, Series 2005C, Friendship Village Schaumburg (Bank of America N.A. LOC),

0.90%, 12/8/08	21,800	21,800

Illinois Finance Authority Revenue VRDB, Series 2006 B, Loyola University Health System (Harris N.A. LOC),

0.81%, 12/8/08	50,600	50,600

Illinois Finance Authority Revenue VRDB, Series 2007, North American Spine Society (Harris N.A. LOC),

1.25%, 12/8/08	12,500	12,500

Illinois Finance Authority Revenue VRDB, Series 2007-B, Sedgebrook, Inc. (Lloyds TSB Bank LOC),

0.90%, 12/8/08	19,420	19,420

Illinois Finance Authority Revenue VRDB, Series 2008-A, Community Action Partnership (Harris N.A. LOC),

0.85%, 12/8/08	3,000	3,000

Illinois Finance Authority Revenue VRDB, Easter Seals Metropolitan Chicago (Harris N.A. LOC),

1.25%, 12/8/08	7,700	7,700

Illinois Finance Authority Revenue VRDB, Series A, Franciscan Communities (Bank of America N.A. LOC),

0.95%, 12/8/08	8,045	8,045

Illinois Finance Authority Revenue VRDB, Series B, Landing at Plymouth (Lloyds TSB Bank LOC),

0.91%, 12/8/08	2,300	2,300

Illinois Finance Authority Revenue VRDB, Series D, The Clare At Water Tower Project (Bank of America N.A. LOC),

0.90%, 12/8/08	23,650	23,650

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Illinois – 10.7% continued

Illinois Health Facilities Authority Revenue Bonds, Series 2003C, Advocate Healthcare Network,

2.35%, 2/26/09	$14,140	$14,140

Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1996 B, Franciscan Eldercare Village (Bank of America N.A. LOC),

0.90%, 12/8/08	2,300	2,300

Illinois Municipal Electric Agency Power Supply Revenue Bonds, Citigroup ROCS RR-II-R-11185WF (Wells Fargo Bank N.A. Gtd.), (1)

1.33%, 12/8/08	16,105	16,105

Illinois State Tollway Highway Authority Revenue Refunding VRDB, Series 2008A-2, Senior Priority,

3.30%, 12/8/08	33,300	33,300

Illinois State Tollway Highway Authority Revenue VRDB, Series A-1, Senior Priority,

2.00%, 12/8/08	2,200	2,200

Kane County Revenue Bonds, Series 1993, Glenwood School for Boys (Harris N.A. LOC),

1.40%, 12/8/08	2,000	2,000

Lisle Multifamily Housing Revenue Refunding VRDB, Series 1996, Four Lakes Phase V (Bank of America N.A. LOC),

0.95%, 12/8/08	20,000	20,000

Lombard Multifamily Housing Revenue Refunding Bonds, Series 2000, Clover Creek Apartments Project (FNMA LOC),

0.92%, 12/8/08	11,915	11,915

Morton Grove Cultural Facilities Revenue VRDB, Series 2006, Holocaust Museum (Bank of America N.A. LOC),

1.20%, 12/8/08	4,750	4,750

Normal G.O. VRDB, Series 2003, McLean County Project,

1.12%, 12/8/08	1,000	1,000

Rockford Revenue Bonds, Series 2002, Wesley Willows Obligation (Marshall & Ilsley Bank LOC),

1.00%, 12/1/08	13,700	13,700
		529,495

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Indiana – 2.9%

Daviess County Economic Development Revenue Refunding and Improvement VRDB, Daviess Community (KeyBank N.A. LOC),

1.00%, 12/8/08	$9,800	$9,800

Elkhart County Multifamily Housing Revenue VRDB, Series 2008 II-A, Ashton Pine Apartments (FHLB Indianapolis LOC),

0.85%, 12/8/08	8,000	8,000

Indiana Bond Bank Revenue Notes, Series 2008-A, Advance Funding Program Notes,

3.00%, 1/30/09	40,000	40,058

Indiana Bond Bank Revenue Notes, Series 2008-A, Midyear Funding Program Notes,

3.00%, 5/28/09	10,000	10,056

Indiana Finance Authority Hospital Revenue Refunding VRDB, Series 2008-A, Clarian Health (Branch Banking & Trust Co. LOC),

0.85%, 12/8/08	15,000	15,000

Indiana Health and Educational Facilities Financing Authority Revenue Bonds, Series 2005, Harrison County Hospital Project (JPMorgan Chase Bank LOC),

1.23%, 12/1/08	7,900	7,900

Indiana Health and Educational Facilities Financing Authority Revenue Bonds, Series 2005A, Howard Regional Health System Project (Comerica Bank LOC),

2.05%, 12/1/08	8,800	8,800

Indiana Health Facility Financing Authority Revenue VRDB, Series 2001, Franciscan Eldercare Village Project (Bank of America N.A. LOC),

0.90%, 12/8/08	290	290

Indiana Health Facility Financing Authority Revenue VRDB, Series 2002B Fayette Memorial Hospital Association (U.S. Bank N.A. LOC),

1.23%, 12/1/08	6,615	6,615

Indiana Health Facility Financing Authority Revenue VRDB, Series 2004A, Margaret Mary Community Hospital Project (Fifth Third Bank LOC),

2.55%, 12/1/08	1,000	1,000

Indiana State Development Finance Authority Revenue VRDB, Series 2003, YMCA of Southwest Indiana Project (Wells Fargo Bank N.A. LOC),

0.81%, 12/8/08	2,800	2,800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Indiana – 2.9% continued

Indiana State Finance Authority Revenue Refunding VRDB, Series 2008 D-2, Trinity Health,

0.65%, 12/8/08	$5,000	$5,000

Indiana State Finance Authority Revenue VRDB, Series 2008 E-3, Ascension Health Senior Center,

0.45%, 12/8/08	10,000	10,000

Indianapolis Economic Development Revenue VRDB, Series 2008, Brookhaven County Line Project,

0.90%, 12/8/08	18,000	18,000

Vincennes Economic Development Revenue VRDB, Knox County Association (Wells Fargo Bank N.A. LOC),

0.81%, 12/8/08	2,100	2,100
		145,419

Iowa – 1.4%

City of Hills Revenue VRDB, Series 2008, Mercy Hospital Project (Allied Irish Bank LOC),

1.23%, 12/1/08	6,200	6,200

Grinnell Hospital Revenue Refunding VRDB, Series 2001, Grinnell Regional Medical Center Project (U.S. Bank N.A. LOC),

1.05%, 12/1/08	3,200	3,200

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project (U.S. Bank N.A. LOC),

1.08%, 12/8/08	6,100	6,100

Iowa Finance Authority Private College Revenue VRDB, Series 2001, Morningside College Project (U.S. Bank N.A. LOC),

1.05%, 12/1/08	4,500	4,500

Iowa Finance Authority Retirement Community Revenue VRDB, Series 2007-C, Edgewater A Wesley (Banco Santander Central Hispano LOC),

0.92%, 12/8/08	20,000	20,000

Iowa Higher Education Loan Authority Revenue Bonds, Series 2002, Luther College Project (U.S. Bank N.A. LOC),

0.90%, 12/8/08	11,570	11,570

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Series 2006, Private College Facilities, Loras (Bank of America N.A. LOC),

0.85%, 12/1/08	5,400	5,400

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Iowa – 1.4% continued

Iowa Higher Education Loan Authority Revenue VRDB, Series 2003, Private College, Des Moines University Project (Allied Irish Bank LOC),

1.23%, 12/1/08	$3,600	$3,600

Iowa State School Cash Anticipation Program Warrant, Certificates, Series 2008-A (FSA Corp. Insured),

3.50%, 6/25/09	10,000	10,097
		70,667

Kansas – 1.0%

Kansas Development Finance Authority Multifamily Revenue Refunding VRDB, Chesapeake Apartments Project (FHLMC LOC),

1.08%, 12/8/08	14,800	14,800

Kansas Development Finance Authority Revenue VRDB, Series 1998BB, Shalom Village Obligation Group (Citibank N.A. LOC),

0.91%, 12/8/08	3,360	3,360

Kansas Development Finance Authority Revenue VRDB, Series 2004C, Adventist Health System/Sunbelt (SunTrust Bank LOC),

1.30%, 12/8/08	13,300	13,300

Series 2004C, Adventist Health System/Sunbelt (SunTrust Bank LOC),

1.05%, 12/8/08	11,800	11,800

Olathe Multifamily Housing Revenue Refunding VRDB, Jefferson Place Apartments Project (FHLMC GIC),

1.05%, 12/8/08	7,780	7,780
		51,040

Kentucky – 0.9%

Fort Mitchell League of Cities Revenue VRDB, Series 2002A, Trust Lease Program (U.S. Bank N.A. LOC),

1.03%, 12/8/08	8,300	8,300

Jefferson County Multifamily Housing Revenue Refunding VRDB, Series 2002, Camden Meadows Project (FNMA Insured),

0.91%, 12/8/08	8,200	8,200

Kentucky Asset Liability Commission General Fund TRANS, Series 2008-A,

3.00%, 6/25/09	10,000	10,068

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Kentucky – 0.9% continued

Morehead League of Cities Revenue VRDB, Series 2004A, Trust Lease Program (U.S. Bank N.A. LOC),

1.03%, 12/8/08	$9,685	$9,685

Warren County Hospital Revenue Refunding VRDB, Series 2008, Bowling Green-Warren (Assured Guaranty Insured),

1.05%, 12/8/08	8,555	8,555
		44,808

Louisiana – 2.0%

Lafayette EDA Gulf Opportunity Zone Revenue VRDB, Series 2008, Stirling Lafayette LLC Project (Regions Bank LOC),

1.43%, 12/8/08	22,050	22,050

Lake Charles Harbor & Terminal District Revenue Bonds, Cogeneration Project (Rabobank Group GIC),

2.25%, 3/15/09	40,000	40,000

Louisiana Local Government Environmental Revenue VRDB, Series 2004C, University Monroe (Regions Bank LOC),

1.43%, 12/8/08	9,900	9,900

Louisiana Public Facilities Authority Multifamily Housing Revenue Refunding VRDB, Linlake Ventures Project (FHLMC LOC),

0.90%, 12/8/08	8,000	8,000

Louisiana Public Facilities Authority Revenue Bonds, Series 1985A, Hospital Equipment Financing and Refunding (JPMorgan Chase Bank LOC),

1.00%, 12/8/08	1,950	1,950

Louisiana Public Facilities Authority Revenue Refunding VRDB, Series 1988, Multifamily (FNMA LOC),

0.91%, 12/8/08	8,900	8,900

Louisiana Public Facilities Authority Revenue VRDB, Series 2007, International Matex Tank Terminals (SunTrust Bank LOC),

1.00%, 12/8/08	10,000	10,000
		100,800

Maryland – 2.6%

Gaithersburg Economic Development Revenue VRDB, Series B, Asbury Maryland Obligation (KBC Bank N.V. LOC),

1.00%, 12/8/08	10,980	10,980

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Maryland – 2.6% continued

Maryland Economic Development Corp. Revenue VRDB, Series 2008-A, Howard Hughes Medical Institute,

0.45%, 12/8/08	$9,500	$9,500

Maryland State Health and Higher Educational Facilities Authority Revenue Bonds, Series A, Pooled Loan Program (JPMorgan Chase Bank LOC),

0.80%, 12/8/08	29,100	29,100

Maryland State Health and Higher Educational Facilities Authority Revenue Refunding VRDB, Series 2005B, Adventist Healthcare (Manufacturers & Traders Trust Co. LOC),

1.00%, 12/8/08	13,700	13,700

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series A, Adventist Healthcare (Manufacturers & Traders Trust Co. LOC),

1.00%, 12/8/08	10,950	10,950

Series 2005A, Adventist Healthcare (Bank of America N.A. LOC),

0.90%, 12/8/08	11,400	11,400

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008, Suburban Hospital (SunTrust Bank LOC),

1.00%, 12/8/08	5,500	5,500

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008, Woodmont Academy (Allied Irish Bank LOC),

1.01%, 12/8/08	3,780	3,780

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-A, University of Maryland System (Citizens Bank of Pennsylvania LOC),

0.95%, 12/8/08	6,500	6,500

Maryland State Health and Higher Educational Facilities Authority Revenue VRDB, Series 2008-B, Upper Chesapeake Hospital (Branch Banking & Trust Co. LOC),

0.85%, 12/8/08	11,600	11,600

Montgomery County Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project (Manufacturers & Traders Trust Co. LOC),

1.00%, 12/8/08	885	885

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Maryland – 2.6% continued

Prince Georges County Revenue Refunding VRDB, Series A, Collington Episcopal (Bank of America N.A. LOC),

0.90%, 12/8/08	$10,000	$10,000

Town of Chestertown Revenue Refunding VRDB, Series 2008-A, Economic Development Project, Washington College (RBS Citizens N.A. LOC),

1.02%, 12/8/08	7,000	7,000
		130,895

Massachusetts – 2.4%

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Phillips Academy,

0.95%, 12/8/08	7,800	7,800

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Groton School,

1.08%, 12/8/08	10,000	10,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Seashore Port-Deaconess, Inc. (Banco Santander Central Hispano LOC),

0.82%, 12/8/08	7,755	7,755

Massachusetts State G.O. VRDB, Series 2006 A, Consolidated Loans,

1.05%, 12/1/08	1,000	1,000

Massachusetts State G.O. VRDB, Series B,

0.95%, 12/1/08	3,000	3,000

Massachusetts State G.O. RANS, Series 2008-B,

4.00%, 4/30/09	38,000	38,278

Massachusetts State Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2007-B, Suffolk University (JPMorgan Chase Bank LOC),

1.10%, 12/8/08	18,690	18,690

Massachusetts State Health and Educational Facilities Authority Revenue VRDB, Series 1998-B, Hallmark Health System (FSA Corp. Insured),

1.70%, 12/8/08	14,110	14,110

Massachusetts State Health and Educational Facilities Authority Revenue VRDB, Series 2007-A, Suffolk University (RBS Citizens N.A. LOC),

1.15%, 12/8/08	17,230	17,230

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Massachusetts – 2.4% continued

Massachusetts Water Resource Authority Revenue Refunding VRDB, Series 2008-A,

3.85%, 12/8/08	$1,200	$1,200

Series 2008-F,

0.60%, 12/8/08	1,515	1,515
		120,578

Michigan – 3.4%

Eastern Michigan University Revenue Refunding VRDB, Series 2008 (Dexia Credit Local LOC),

5.50%, 12/8/08	12,300	12,300

Grand Rapids Economic Development Corp. Revenue Refunding Bonds, Series 1991A, Amway Hotel (Bank of America N.A. LOC),

1.11%, 12/8/08	3,075	3,075

Jackson County Hospital Finance Authority Revenue Refunding Bonds, Foote Hospital (Assured Guaranty Insured),

1.40%, 12/8/08	6,300	6,300

Kent Hospital Finance Authority Revenue Refunding VRDB, Series 2008-B-1, Spectrum Health (RBS Citizens N.A. LOC),

0.77%, 12/8/08	15,000	15,000

Kentwood Economic Development Corp. Revenue Refunding VRDB, Series 2006B, Limited Obligation, Holland (Bank of America N.A. LOC),

0.90%, 12/8/08	12,175	12,175

Kentwood Economic Development Corp. Revenue VRDB, Series 2002B, Holland Home (Bank of America N.A. LOC),

0.90%, 12/8/08	4,160	4,160

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Series 2004, Hope College (JPMorgan Chase Bank LOC),

1.02%, 12/8/08	2,400	2,400

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007A, Limited Obligation, Calvin (JPMorgan Chase Bank LOC),

2.04%, 12/8/08	13,300	13,300

Series 2007B, Limited Obligation, Calvin (JPMorgan Chase Bank LOC),

2.04%, 12/8/08	20,000	20,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Michigan – 3.4% continued

Michigan Public Educational Facilities Authority Revenue Notes, Series 2008 A-2 (RBS Citizens N.A. LOC),

3.00%, 7/20/09	$6,630	$6,675

Michigan State Hospital Finance Authority Revenue VRDB, Marquette General Hospital (Assured Guaranty Insured),

1.23%, 12/8/08	20,000	20,000

Michigan State Hospital Finance Authority Revenue VRDB, Series 2004B, Holland Community Hospital (JPMorgan Chase Bank LOC),

1.02%, 12/8/08	7,500	7,500

Michigan State Hospital Finance Authority Revenue VRDB, Series 2008 B-4, Ascension Health Senior Center,

0.45%, 12/8/08	10,500	10,500

State of Michigan G.O. Notes, Series 2008-A,

3.00%, 9/30/09	30,000	30,233

Wayne Charter County Revenue VRDB, Series 2001, University of Detroit Jesuit Project (Allied Irish Bank LOC),

1.02%, 12/8/08	2,700	2,700
		166,318

Minnesota – 2.0%

Bloomington Port Authority Special Tax Revenue Refunding VRDB, Series 1999-B, Mall of America (FSA Corp. Insured),

2.12%, 12/8/08	14,500	14,500

Maple Grove Economic Development Revenue Bonds, Series 2004, Heritage Christian Academy (U.S. Bank N.A. LOC),

0.90%, 12/8/08	3,570	3,570

Minneapolis and St. Paul Housing and Redevelopment Authority Heath Care System Revenue VRDB, Series C2, Allina Health (Wells Fargo Bank N.A. LOC),

0.76%, 12/8/08	10,000	10,000

Minneapolis Health Care System Revenue VRDB, Series 2008-E, Fairview Health Services (Wells Fargo Bank N.A. LOC),

0.65%, 12/8/08	6,500	6,500

Minneapolis Revenue Bonds, Series 2003A, Guthrie Theater Project (Wells Fargo Bank N.A. LOC),

0.76%, 12/8/08	900	900

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Minnesota – 2.0% continued

Minneapolis Student Housing Revenue VRDB, Series 2003, Riverton Community Housing Project (Bank of America N.A. LOC),

0.08%, 12/8/08	$6,995	$6,995

Minnesota Higher Education Facilities Authority Revenue VRDB, Series 2004-A, College Street Scholastica - Six (Marshall & Ilsley Bank LOC),

2.05%, 12/1/08	7,690	7,690

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 20045Z, University St. Thomas (U.S. Bank N.A. LOC),

1.02%, 12/8/08	9,600	9,600

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series 2007-6Q, Concordia University St. Paul (U.S. Bank N.A. LOC),

1.28%, 12/1/08	5,900	5,900

Oak Park Heights Multifamily Housing Revenue Refunding VRDB, Series 2005, Boutwells Landing (FHLMC Gtd.),

1.00%, 12/8/08	7,325	7,325

Robbinsdale Multifamily Housing Revenue Refunding VRDB, Series 2004-C, Copperfield Hill (Bank of America N.A. LOC),

1.08%, 12/8/08	3,500	3,500

Rochester Health Care Facilities Revenue VRDB, Series D, Mayo Clinic,

1.68%, 3/30/09	10,000	10,000

St. Louis Park Revenue Refunding VRDB, Series 2008-A, Park Nicollet (Wells Fargo Bank N.A. LOC),

0.76%, 12/8/08	10,005	10,005

St. Paul Housing and Redevelopment Authority Revenue VRDB, Series 2002, Public Radio Project (Allied Irish Bank LOC),

1.23%, 12/1/08	1,300	1,300

St. Paul Port Authority District Revenue VRDB, Series 2001-1-M (Dexia Credit Local LOC),

3.05%, 12/1/08	1,300	1,300
		99,085

Mississippi – 0.7%

Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue VRDB, Series 2007, SG Resources Mississippi LLC Project (SunTrust Bank LOC),

1.00%, 12/8/08	10,000	10,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Mississippi – 0.7% continued

Mississippi Business Finance Corp. Revenue VRDB, Series 2000, St. Andrew’s Episcopal School Project (Allied Irish Bank LOC),

1.03%, 12/8/08	$2,065	$2,065

Mississippi Business Finance Corp. Revenue VRDB, Series 2007-A, PSL North America LLC (JPMorgan Chase Bank LOC),

1.14%, 12/8/08	8,300	8,300

Mississippi Hospital Equipment and Facilities Authority Revenue VRDB, Mississippi Health,

0.75%, 12/8/08	4,968	4,968

Mississippi Hospital Equipment and Facilities Authority Revenue VRDB, Series 2006, Mississippi Baptist Health System (AmSouth Bank Birmingham LOC),

1.48%, 12/8/08	8,500	8,500
		33,833

Missouri – 3.1%

Chesterfield IDA Educational Facilities Revenue VRDB, Series 2003, Gateway Academy, Inc. Project (U.S. Bank N.A. LOC),

1.23%, 12/1/08	4,840	4,840

Independence IDA Multifamily Housing Revenue Refunding VRDB, Series 2005, The Mansions Project (FHLMC LOC),

1.06%, 12/8/08	4,140	4,140

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Series 1995, Willow Creek IV Apartments (FNMA Insured),

1.25%, 12/8/08	8,595	8,595

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Series 2000, Coach House North Apartments (FHLMC LOC),

1.08%, 12/8/08	8,000	8,000

Kansas City IDA Multifamily Housing Revenue VRDB, Series 2002, Cloverset Apartments Project (FNMA LOC),

1.00%, 12/8/08	2,065	2,065

Missouri State Health and Educational Facilities Authority Revenue Bonds, Series C-2, Ascension Health,

1.75%, 3/3/09	10,000	10,000

Missouri State Health and Educational Facilities Authority Revenue Bonds, Series 2000, Lutheran Senior Services (U.S. Bank N.A. LOC),

0.90%, 12/8/08	9,410	9,410

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Missouri – 3.1% continued

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 1999B, St. Louis University,

1.23%, 12/1/08	$2,780	$2,780

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 1999-C, Pooled Hospital Freeman Health System (KBC Bank N.V. LOC),

1.00%, 12/8/08	3,520	3,520

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2002, De Smet Jesuit High School (U.S. Bank N.A. LOC),

1.05%, 12/1/08	3,300	3,300

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2003, Southwest Baptist University Project (Bank of America N.A. LOC),

1.23%, 12/1/08	1,565	1,565

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2004, Bethesda Health Group Project (U.S. Bank N.A. LOC),

1.05%, 12/1/08	3,295	3,295

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2004A, St. Joseph - St. Pius (Allied Irish Bank LOC),

1.05%, 12/8/08	2,680	2,680

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2007, Lutheran Church Extension (Fifth Third Bank LOC),

2.15%, 12/1/08	31,630	31,630

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008, Lutheran Senior Services Project (U.S. Bank N.A. LOC),

0.90%, 12/8/08	9,000	9,000

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, BJC Health Systems,

0.45%, 12/8/08	19,000	19,000

South Point Hunter Ridge Trust Revenue VRDB Certificate Series Trust Various States, Series 2005A (Wachovia Bank N.A. LOC), (1)

1.48%, 12/8/08	10,575	10,575

Series 2005B (Wachovia Bank N.A. LOC), (1)

1.48%, 12/8/08	8,365	8,365

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Missouri – 3.1% continued

St. Charles County IDA Revenue Refunding VRDB, Country Club Apartments Project (FNMA LOC),

1.05%, 12/8/08	$4,000	$4,000

St. Louis County IDA Revenue VRDB, Series B, Friendship Village South (Bank of America N.A. LOC),

0.92%, 12/8/08	5,615	5,615
		152,375

Nevada – 0.5%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Hospital Project (U.S. Bank N.A. LOC),

0.90%, 12/8/08	9,700	9,700

Carson City Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center (U.S. Bank N.A. LOC),

0.90%, 12/8/08	5,225	5,225

Clark County Economic Development Revenue VRDB, Opportunity Village Foundation Project (Allied Irish Bank LOC),

1.53%, 12/8/08	7,400	7,400
		22,325

New Hampshire – 0.6%

New Hampshire Business Finance Authority Revenue VRDB, Cottage Hospital Issue (Allied Irish Bank LOC),

1.53%, 12/8/08	885	885

New Hampshire Business Finance Authority Revenue VRDB, Series 2008, Alice Peck Day Health System (Toronto-Dominion Bank LOC),

1.10%, 12/1/08	6,000	6,000

New Hampshire Health and Educational Facilities Authority Revenue VRDB, Riverwoods at Exeter (Bank of America N.A. LOC),

1.03%, 12/8/08	12,360	12,360

New Hampshire Health and Educational Facilities Authority Revenue VRDB, Series 2005A, Weeks Medical Center (Allied Irish Bank LOC),

1.53%, 12/8/08	3,470	3,470

New Hampshire Health and Educational Facilities Authority Revenue VRDB, Series 2006, Tilton School (Bank of Nova Scotia LOC),

1.03%, 12/8/08	8,500	8,500
		31,215

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

New Jersey – 1.3%

New Jersey EDA Revenue Bonds, Passaic Hebrew Institution (Bank of Nova Scotia LOC),

0.84%, 12/8/08	$1,000	$1,000

New Jersey EDA Revenue Refunding VRDB, Series 2006-A, Cedar Crest Village, Inc. (Bank of Nova Scotia LOC),

0.82%, 12/8/08	1,300	1,300

New Jersey TRANS, Series 2008-A,

3.00%, 6/25/09	60,000	60,469
		62,769

New Mexico – 0.5%

New Mexico Finance Authority Revenue Refunding Bonds, Subseries 2008 A-2, Sub Lien (UBS AG LOC),

0.70%, 12/8/08	8,000	8,000

New Mexico Mortgage Finance Authority Housing Revenue VRDB, Series A, Villas San Ignacio (FNMA LOC),

1.15%, 12/8/08	8,000	8,000

New Mexico Hospital Equipment Loan Council Revenue VRDB, Series 2008-C, Presbyterian Healthcare,

0.75%, 12/8/08	11,000	11,000
		27,000

New York – 2.2%

Chemung County IDA Revenue VRDB, Series 2007-A, Elmira College Project (JPMorgan Chase Bank LOC),

1.08%, 12/8/08	5,300	5,300

City of New York G.O., Subseries J-10, Fiscal 2008,

0.60%, 12/8/08	4,720	4,720

Metropolitan Transportation Authority Revenue Bonds, Citigroup Eagle 20080030 Class A (Berkshire Hathaway, Inc., Gtd.) (1)

1.15%, 12/8/08	28,000	28,000

Metropolitan Transportation Authority Revenue VRDB, Series G1 (Bank of Nova Scotia LOC),

0.45%, 12/8/08	14,325	14,325

New York City Housing Development Corp. Multifamily Rent Revenue VRDB, Series A, Gold Street (FNMA Insured),

0.70%, 12/8/08	14,700	14,700

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

New York – 2.2% continued

New York City Industrial Development Agency Civic Facilities Revenue VRDB, Series 2006, Cong Machne Chaim, Inc. (Banco Santander Central Hispano LOC),

1.03%, 12/8/08	$8,400	$8,400

New York State Dormitory Authority Supported Debt Revenue Bonds, Series 1999-A, New York Library (Toronto-Dominion Bank LOC),

0.65%, 12/8/08	7,625	7,625

New York State Dormitory Authority Supported Debt Revenue VRDB, Series B, University of Rochester (HSBC USA, Inc. LOC),

0.75%, 12/1/08	4,700	4,700

New York State Urban Development Corp. Revenue VRDB, Series A3A, State Facilities,

2.35%, 12/8/08	18,900	18,900
		106,670

North Carolina – 3.6%

Charlotte Airport Revenue Refunding VRDB, Series 2008-D, Charlotte Douglas (Bank of America N.A. LOC),

0.95%, 12/8/08	4,700	4,700

Charlotte G.O. VRDB,

0.95%, 12/8/08	8,300	8,300

City of Greensboro Street Improvement G.O. VRDB,

0.95%, 12/8/08	10,000	10,000

Durham County Industrial Facilities and Pollution Control Financing Authority Revenue VRDB, Series 2007, Research Triangle (SunTrust Bank LOC),

1.03%, 12/8/08	7,440	7,440

North Carolina Capital Facilities Finance Agency Revenue VRDB, Elon University (Bank of America N.A. LOC),

0.95%, 12/8/08	8,700	8,700

North Carolina Capital Facilities Finance Agency Revenue VRDB, Series 2007, High Point University Project (Branch Banking & Trust Co. LOC),

0.95%, 12/8/08	10,500	10,500

Series 2008, High Point University Project (Branch Banking & Trust Co. LOC),

0.95%, 12/8/08	10,000	10,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

North Carolina – 3.6% continued

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding Bonds, Series 2005-C, Duke University Health System,

0.85%, 12/8/08	$11,550	$11,550

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2007, Lutheran Retirement Project (SunTrust Bank LOC),

1.05%, 12/8/08	2,500	2,500

North Carolina Medical Care Commission Healthcare Facilities Revenue Refunding VRDB, Series 2008-A, Wake Forest University (Branch Banking & Trust Co. LOC),

0.85%, 12/8/08	10,000	10,000

North Carolina Medical Care Commission Healthcare Facilities Revenue VRDB, Series 2004-A, Novant Health Group,

0.80%, 12/8/08	32,950	32,950

North Carolina Medical Care Commission Retirement Facilities Revenue VRDB, Series 2001, Aldersgate Project (Branch Banking & Trust Co. LOC),

0.90%, 12/8/08	13,015	13,015

North Carolina Medical Care Commission Retirement Facilities Revenue VRDB, Series 2007-C, First Mortgage, Southminster (Banco Santander Central Hispano LOC),

0.91%, 12/8/08	7,500	7,500

University of North Carolina Revenue Bonds, Citigroup Eagle 720053014 Class 2005A, (1)

1.07%, 12/8/08	18,400	18,400

Wake County G.O. BANS, Series 2008,

3.50%, 10/15/09	15,000	15,231

Wake County G.O. VRDB, Series 2003C, Public Improvement Bonds,

0.85%, 12/8/08	9,400	9,400
		180,186

Ohio – 2.1%

Akron Bath Copley Joint Township Hospital District Revenue VRDB, Series 2004B, Summa Health System Project (JPMorgan Chase Bank LOC),

1.02%, 12/8/08	6,190	6,190

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Ohio – 2.1% continued

Cleveland-Cuyahoga County Port Authority Revenue VRDB, Series 2007, Carnegie/89th Garage Project (JPMorgan Chase Bank LOC),

0.80%, 12/8/08	$15,200	$15,200

Clinton County Hospital Revenue Refunding VRDB, Series 2002 A-1, Memorial Hospital Project (Fifth Third Bank LOC),

3.05%, 12/8/08	7,745	7,745

Cuyahoga County Economic Development Revenue VRDB, Series 2001, Cleveland Botanical Garden Project (Allied Irish Bank LOC),

1.02%, 12/8/08	15,050	15,050

Franklin County Healthcare Facilities Revenue Refunding Bonds, Series 2005, Chelsea First Community (KBC Bank N.V. LOC),

0.89%, 12/8/08	7,500	7,500

Franklin County Hospital Revenue Refunding VRDB, Series 1996-B, U.S. Health Corp. of Columbus (Citibank N.A. LOC),

0.78%, 12/8/08	390	390

Hamilton County Hospital Facilities Revenue VRDB, Series 2007-N, Children’s Hospital Medical Center (JPMorgan Chase Bank LOC),

1.00%, 12/8/08	5,000	5,000

Licking County Health Care Facilities Revenue Refunding VRDB, Series 2003, Kendal (Bank of Scotland PLC LOC),

0.88%, 12/8/08	18,400	18,400

Ohio State Air Quality Development Authority Revenue Refunding VRDB, Series 2006A, Pollution Control, Firstenergy (KeyBank N.A. LOC),

1.45%, 12/8/08	13,800	13,800

Ohio State Higher Educational Facility Commission Revenue VRDB, Series 2008-C, University Hospital Health System (Wells Fargo Bank N.A. LOC),

0.75%, 12/8/08	12,700	12,700

Richland County Health Care Facilities Revenue Refunding Bonds, Series 2004-A, Wesleyan Senior Living (JPMorgan Chase Bank LOC),

0.93%, 12/8/08	1,105	1,105
		103,080

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Oklahoma – 1.0%

Edmond EDA Student Housing Revenue VRDB, Series 2001A, Edmond Project (Allied Irish Bank LOC),

1.03%, 12/8/08	$4,105	$4,105

Oklahoma Water Resource Board State Loan Program Revenue VRDB,

1.65%, 3/2/09	5,035	5,035

Oklahoma State Industrial Authority and Educational Facilities Revenue VRDB, Oklahoma Christian University Project (Bank of America N.A. LOC),

1.06%, 12/8/08	23,100	23,100

Oklahoma Turnpike Authority Revenue Refunding VRDB, Series F,

1.50%, 12/1/08	18,325	18,325
		50,565

Oregon – 1.4%

Clackamas County Hospital Facility Authority Revenue Refunding VRDB, Willamette Series A-1 (Bank of New York LOC),

0.90%, 12/8/08	5,200	5,200

Clackamas County Hospital Facility Authority Revenue VRDB, Series 2008-A, Legacy Health System (U.S. Bank N.A. LOC),

0.78%, 12/8/08	13,700	13,700

Multnomah County Hospital Facilities Authority Revenue VRDB, Series 2006C, Terwilliger Plaza Project (Bank of America N.A. LOC),

0.95%, 12/8/08	800	800

Oregon State Facilities Authority Revenue VRDB, Series 2005A, Quatama Crossing (FNMA LOC),

0.92%, 12/8/08	10,145	10,145

Salem Hospital Facility Authority Revenue VRDB, Series 2008-B, Salem Hospital Project (U.S. Bank N.A. LOC),

1.15%, 12/8/08	6,000	6,000

Series 2008-C, Salem Hospital Project (Allied Irish Bank LOC),

1.25%, 12/8/08	6,500	6,500

State of Oregon G.O. TRANS, Series 2008-A,

3.00%, 6/30/09	25,000	25,185
		67,530

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Pennsylvania – 1.9%

Allegheny County Hospital Development Authority Revenue VRDB, Series 2003, UPMC Senior Living Corp. (FNMA LOC),

1.05%, 12/8/08	$8,950	$8,950

Allentown Redevelopment Authority Revenue Refunding Bonds, Series 1990, Arcadia Association Project (Societe Generale LOC),

1.08%, 12/8/08	6,000	6,000

Delaware River Joint Toll Bridge Commission Revenue VRDB, Series B-1 (Dexia Credit Local LOC),

3.25%, 12/8/08	8,000	8,000

Lancaster County Hospital Authority Revenue VRDB, Series 2000, Quarryville Presbyterian (Manufacturers & Traders Trust Co. LOC),

1.00%, 12/8/08	14,545	14,545

Lancaster IDA Revenue VRDB, Series 2007, Mennonite Home Project (Manufacturers & Traders Trust Co. LOC),

1.08%, 12/8/08	26,615	26,615

Latrobe IDA Revenue VRDB, Series 2003, Greensburg Diocese (Allied Irish Bank LOC),

1.01%, 12/8/08	2,585	2,585

Philadelphia Water and Wastewater Revenue Refunding VRDB, Series 2003 (FSA Corp. Insured),

5.60%, 12/8/08	18,150	18,150

Pittsburgh Urban Redevelopment Authority Water and Sewer System Revenue Refunding VRDB, Subseries 2008 C-1 (FSA Corp. Insured),

6.35%, 12/8/08	8,910	8,910

Southcentral General Authority Revenue VRDB, Series 2008-B, Wellspan Health Obligation Group (Royal Bank of Scotland PLC LOC),

0.77%, 12/8/08	100	100
		93,855

South Carolina – 0.9%

Charleston Educational Excellence Finance Corp. Revenue Bonds, Citigroup ROCS RR-II-R-497M, (1)

1.06%, 12/8/08	9,115	9,115

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

South Carolina – 0.9% continued

Greenville Hospital System Board Facilities Revenue Refunding VRDB, Series 2008-D (Wachovia Bank N.A. LOC),

0.90%, 12/8/08	$7,900	$7,900

Oconee County PCR Refunding VRDB, Series 1993, Duke Energy Corp. (SunTrust Bank LOC),

1.00%, 12/8/08	4,950	4,950

Piedmont Municipal Power Agency Revenue VRDB, Series 2008-C (Assured Guaranty Insured),

2.00%, 12/8/08	10,000	10,000

South Carolina Transportation Infrastructure Bank Revenue Refunding VRDB, Series B2 (Branch Banking & Trust Co. LOC),

0.80%, 12/8/08	15,125	15,125
		47,090

South Dakota – 0.1%

South Dakota Health and Educational Facilities Authority Revenue VRDB, Series 2004-B, Sioux Valley Hospital and Health (U.S. Bank N.A. LOC),

1.08%, 12/8/08	4,705	4,705

Tennessee – 1.7%

Blount County Public Building Authority Revenue VRDB, Series 2008 C-3-A, Local Government Public Improvement,

0.90%, 12/8/08	8,000	8,000

Series 2008 E-1-A, Local Government Public Improvement (SunTrust Bank LOC),

0.90%, 12/1/08	7,000	7,000

Hendersonville IDB Multifamily Housing Revenue Refunding VRDB, Windsor Park (FNMA Insured),

0.90%, 12/8/08	3,095	3,095

Knox County Health, Educational, and Housing Facilities Board Revenue Refunding VRDB, Series 2001-A-2, Cookeville Regional Project (Amsouth Bank Birmingham LOC),

1.80%, 12/8/08	6,310	6,310

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Revenue Refunding Bonds, Richland Place, Inc. Project (SunTrust Bank LOC),

1.00%, 12/8/08	6,000	6,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Tennessee – 1.7% continued

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 1989, Multifamily Housing, Belle (Societe Generale LOC),

1.08%, 12/8/08	$9,680	$9,680

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2002, University of Nashville Project (SunTrust Bank LOC),

1.00%, 12/8/08	400	400

Metropolitan Government Nashville and Davidson County IDB Revenue Refunding VRDB, Series 2004, Ridgelake Apartments Project (FHLMC Gtd.),

1.07%, 12/8/08	17,029	17,029

Montgomery County Public Building Authority Revenue Bonds, Tennessee County Loan Pool (Bank of America N.A. LOC),

0.90%, 12/1/08	1,000	1,000

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2003, St. Benedict Auburndale School Project (AmSouth Bank Birmingham LOC),

1.43%, 12/8/08	3,100	3,100

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2007, Tipton Rosemark Academy (Regions Bank LOC),

1.53%, 12/8/08	8,045	8,045

Shelby County Health, Educational and Housing Facilities Board Revenue VRDB, Series 2007-B, Trezevant Manor Project (Bank of America N.A. LOC),

1.03%, 12/8/08	6,000	6,000

Tennergy Corp. Gas Revenue Bonds, Series 1258Q, Putters (JPMorgan Chase & Co. LOC), (1)

1.06%, 12/8/08	11,105	11,105
		86,764

Texas – 9.4%

Atascosa County Industrial Development Corp. PCR Refunding VRDB, Series 2008, San Miguel Electric Cooperative,

1.30%, 12/8/08	9,600	9,600

Austin Hotel Occupancy Tax Revenue Refunding VRDB, Subseries 2008-A, Sub Lien (Dexia Credit Local LOC),

2.75%, 12/8/08	6,260	6,260

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Texas – 9.4% continued

Bexar County and Clear Creek Revenue Bonds, Series 2007-28, Clipper Tax-Exempt Certificate Trust, (1)

1.17%, 12/8/08	$6,255	$6,255

Bexar County Housing Finance Corp. Multifamily Revenue VRDB, Series 2005-A, Summit Hills Apartments Project (FHLMC Insured),

1.08%, 12/8/08	3,500	3,500

City of Houston G.O. CP Notes,

1.62%, 12/8/08	10,000	10,000

Cypress-Fairbanks Independent School District G.O., Series 2002B, School House (PSF of Texas Gtd.),

1.80%, 8/15/09	4,600	4,600

Grand Prairie Independent School District G.O. VRDB, Building Bonds (PSF of Texas Gtd.),

1.90%, 8/1/09	15,000	15,000

Harris County Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, Series 2008 D-2, Hermann Health (Allied Irish Bank LOC),

1.00%, 12/8/08	4,100	4,100

Series 2008 D-3, Hermann Health (Compass Bank LOC),

1.00%, 12/8/08	3,625	3,625

Harris County Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, Subseries 2008 B-2, Texas Medical Center (Compass Bank LOC),

0.80%, 12/8/08	4,850	4,850

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Subseries C-1, Methodist Hospital,

0.60%, 12/1/08	44,600	44,600

Harris County Flood Control District G.O. Refunding, Series 2008-B,

4.00%, 12/8/08	14,000	14,000

Harris County G.O., Series 2003B, Citigroup ROCS RR-II-R-4541 (U.S. Treasuries Escrowed), (1)

0.50%, 12/8/08	6,545	6,545

HFDC of Central Texas, Inc. Retirement Facilities Revenue VRDB, Series 2006 C, Village Gleannloch Farms (Citibank N.A. LOC),

0.95%, 12/8/08	7,750	7,750

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Texas – 9.4% continued

Houston Independent School District G.O. Revenue VRDB, Series 2004, Schoolhouse (PSF of Texas Gtd.),

1.85%, 6/15/09	$30,000	$30,000

Houston Utilities System Revenue Refunding Bonds, Series B2, First Lien (Dexia Credit Local LOC),

2.30%, 12/8/08	4,800	4,800

Katy Independent School District G.O. VRDB, Series C, Fort Bend, Harris and Waller Counties, CSH Building (PSF of Texas Gtd.),

1.00%, 12/8/08	3,600	3,600

Lovejoy Texas Independent School District G.O., Series DB-514, Deutsche Bank Spears/Lifers Trust Various States (PSF of Texas Gtd.), (1)

0.88%, 12/8/08	3,280	3,280

Metropolitan Transit Authority/Harris County Tax Exempt CP Notes,

0.95%, 1/28/09	20,000	20,000

Midway Independent School District G.O. VRDB, Series 2008-A, School Building (PSF of Texas Gtd.),

3.13%, 2/1/09	12,500	12,624

North Central Texas Health Facility Development Corp. Hospital Revenue VRDB, Series A, Baylor Health Care Project,

3.50%, 12/8/08	60,990	60,990

Oakbend Medical Center Revenue VRDB, Series 2008 (Regions Bank LOC),

1.30%, 12/1/08	16,000	16,000

Tarrant County Health Facilities Development Corp. Revenue VRDB, Series A, Adventist Health System - Sunbelt (SunTrust Bank LOC),

0.90%, 12/8/08	5,555	5,555

Tarrant County Housing Finance Corp. Revenue VRDB, Series 2003, Gateway Arlington Apartments Project (FNMA Gtd.),

0.90%, 12/8/08	1,565	1,565

Texas State Transportation Commission Revenue VRDB, Series B, First Tier,

0.82%, 12/8/08	3,350	3,350

Texas TRANS, Series 2008,

3.00%, 8/28/09	130,000	131,321

Texas Water Development Board Revenue Refunding VRDB, Series 2007-A, Sub Lien,

1.35%, 12/1/08	85	85

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Texas – 9.4% continued

Travis County Housing Finance Corp. Student Housing Revenue Bonds, College Houses Project (Wachovia Bank N.A. LOC),

1.00%, 12/8/08	$10,850	$10,850

University of Texas Revenue VRDB, Series 2008-B, Financing System,

0.45%, 12/8/08	20,900	20,900
		465,605

Utah – 0.4%

Duchesne County Hospital Development Revenue VRDB, Series 2007A, Uintah Basin Medical Center (JPMorgan Chase Bank LOC),

1.03%, 12/8/08	9,000	9,000

Utah State Board of Regents Revenue Refunding VRDB, University of Utah Hospital (Wells Fargo Bank N.A. LOC),

0.85%, 12/8/08	3,100	3,100

Utah Transit Authority Revenue VRDB, Subseries B (Fortis Bank LOC),

1.20%, 12/1/08	200	200

Utah Water Finance Agency Revenue VRDB, Series 2008 B-3,

1.10%, 12/8/08	7,100	7,100
		19,400

Vermont – 0.2%

Vermont Educational & Health Buildings Financing Agency Revenue Refunding VRDB, Series 2008-A, Fletcher Allen (Toronto-Dominion Bank LOC),

0.78%, 12/8/08	9,120	9,120

Virginia – 0.6%

Fairfax County Water Authority Revenue Bonds, Citigroup Eagle 200691 Class A (U.S. Treasuries Escrowed), (1)

1.07%, 12/8/08	3,000	3,000

Hampton Redevelopment and Multifamily Housing Authority Revenue Refunding VRDB, Hampton Center Apartments Project (FHLMC Insured),

1.04%, 12/8/08	4,000	4,000

Madison County IDA Educational Facilities Revenue VRDB, Woodberry Forest School (SunTrust Bank LOC),

1.00%, 12/1/08	5,000	5,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Virginia – 0.6% continued

University of Virginia Revenue Bonds, Citigroup Eagle 20060017, Class A, (1)

1.07%, 12/8/08	$12,000	$12,000

Virginia College Building Authority Revenue VRDB, Series 2004, University of Richmond Project,

1.00%, 12/8/08	4,200	4,200
		28,200

Washington – 2.9%

Everett Washington Public Facilities District Revenue VRDB, Series 2007,

3.05%, 12/1/08	7,050	7,050

Washington State G.O., Series 1993B Smith Barney, Soc Gen Trust SGB-13, (1)

1.05%, 12/8/08	1,350	1,350

Washington State Healthcare Facilities Authority Revenue Bonds, Series B, Kadlec Medical Center (Assured Guaranty Insured),

4.00%, 12/8/08	14,000	14,000

Washington State Healthcare Facilities Authority Revenue VRDB, Seattle Cancer Care (KeyBank N.A. LOC),

1.50%, 12/8/08	8,980	8,980

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2003, Association of Community and Migrant Health Centers (U.S. Bank N.A. LOC),

1.05%, 12/8/08	1,145	1,145

Washington State Healthcare Facilities Authority Revenue VRDB, Series 2008-A, Southwest Washington Medical Center (Allied Irish Bank LOC),

0.60%, 12/8/08	4,750	4,750

Series 2008-B, Southwest Washington Medical Center (Bank of America N.A. LOC),

0.60%, 12/8/08	6,975	6,975

Washington State Healthcare Facilities Authority Revenue VRDB, Series A, Fred Hutchinson Center (Bank of America N.A. LOC),

0.95%, 12/8/08	23,125	23,125

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series A, Gonzaga University Project (Bank of America N.A. LOC),

0.95%, 12/8/08	32,550	32,550

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Washington – 2.9% continued

Washington State Higher Education Facilities Authority Revenue VRDB, Series 2003A, Cornish College of Arts Project (Bank of America N.A. LOC),

1.00%, 12/8/08	$1,900	$1,900

Washington State Higher Education Facilities Authority Revenue VRDB, Series B, Puget Sound Project (Bank of America N.A. LOC),

1.10%, 12/8/08	6,000	6,000

Washington State Housing Finance Commission Nonprofit Revenue Refunding VRDB, Judson Park Project (KBC Bank N.V. LOC),

1.00%, 12/8/08	8,200	8,200

Washington State Housing Finance Commission Nonprofit Revenue Refunding VRDB, Series 2003, Emerald Heights Project (Bank of America N.A. LOC),

1.25%, 12/1/08	590	590

Washington State Housing Finance Commission Nonprofit Revenue Refunding VRDB, Series 2005, Antioch University Project (U.S. Bank N.A. LOC),

0.95%, 12/8/08	4,225	4,225

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Bertschi School Project (Bank of America N.A. LOC),

0.85%, 12/8/08	5,400	5,400

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2007B, Eastside Catholic School (KeyBank N.A. LOC),

1.53%, 12/8/08	4,000	4,000

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series 2008, The Overlake School Project (Wells Fargo Bank N.A. LOC),

0.81%, 12/8/08	5,000	5,000

Washington State Housing Finance Community Nonprofit Revenue VRDB, YMCA Tacoma and Pierce Project (U.S. Bank N.A. LOC), Series A 1998,

1.80%, 12/8/08	2,875	2,875

Series B 1998,

1.80%, 12/8/08	3,685	3,685
		141,800

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

West Virginia – 0.6%

West Virginia State Hospital Finance Authority Revenue Refunding VRDB, Series 2008-B, Cabell Hospital (Branch Banking & Trust Co. LOC),

0.90%, 12/8/08	$10,000	$10,000

West Virginia State Hospital Finance Authority Revenue VRDB, Series 2008-A, Charleston Area Medical Center (Branch Banking & Trust Co. LOC),

0.70%, 12/8/08	18,250	18,250
		28,250

Wisconsin – 3.3%

City of Milwaukee Tax Exempt CP (State Street Bank & Trust LOC),

1.60%, 12/8/08	8,000	8,000

Milwaukee Redevelopment Authority Revenue VRDB, Series 1998, Library Hill Project (U.S. Bank N.A. LOC),

1.03%, 12/8/08	275	275

Milwaukee Redevelopment Authority Revenue VRDB, Series 2007, Riverwest Student Housing Project (Marshall & Ilsley Bank LOC),

1.03%, 12/8/08	25	25

Oak Creek PCR Refunding VRDB, Wisconsin Electric (Wells Fargo Bank N.A. LOC),

0.95%, 12/8/08	13,000	13,000

Pleasant Prairie PCR Refunding VRDB, Wisconsin Electric (Wells Fargo Bank N.A. LOC),

0.90%, 12/8/08	9,100	9,100

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Oakwood Village (Marshall & Ilsley Bank LOC),

1.05%, 12/8/08	13,500	13,500

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series B, Beaver Dam Community Hospital (U.S. Bank N.A. LOC),

0.95%, 12/8/08	3,215	3,215

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2001B, Newcastle Place Project (Bank of America N.A. LOC),

0.95%, 12/8/08	10,800	10,800

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Wisconsin – 3.3% continued

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2002, Meriter Hospital, Inc. Project (Marshall & Ilsley Bank LOC),

2.05%, 12/1/08	$1,300	$1,300

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2003, Mequon Jewish Project (JPMorgan Chase Bank LOC),

1.15%, 12/8/08	3,250	3,250

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2003C, Mercy Health Systems (Marshall & Ilsley Bank LOC),

1.05%, 12/8/08	5,900	5,900

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2004, Wisconsin Institute of Torah Study, Inc. Project (Harris N.A. LOC),

0.90%, 12/8/08	3,140	3,140

Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 2005, Lakeland College, Put Option (Marshall & Ilsley Bank LOC),

1.00%, 12/8/08	7,600	7,600

Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds, Series 2007, Mercy Alliance, Inc. (Marshall & Ilsley Bank LOC),

1.05%, 12/8/08	9,200	9,200

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Goodwill Industries Southeastern (JPMorgan Chase Bank LOC),

1.08%, 12/8/08	1,790	1,790

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 1997, Alverno College Project (Allied Irish Bank LOC),

1.23%, 12/1/08	1,000	1,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2002B, Capital Access Pool, Vernon Memorial Hospital (U.S. Bank N.A. LOC),

1.05%, 12/1/08	1,630	1,630

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 90.4% continued

Wisconsin – 3.3% continued

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2002H, Pooled Loan Financing Program (U.S. Bank N.A. LOC),

0.93%, 12/8/08	$5,000	$5,000

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2003B, Wheaton Franciscan Services (U.S. Bank N.A. LOC),

0.81%, 12/8/08	19,500	19,500

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2005, Hospice Care Holdings, Inc. Project (Marshall & Ilsley Bank LOC),

1.08%, 12/8/08	1,280	1,280

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2006-C, Upland Hills Health (Allied Irish Bank LOC),

1.00%, 12/8/08	7,150	7,150

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-A, Meriter Retirement Services (KBC Bank N.V. LOC),

1.05%, 12/8/08	3,150	3,150

Wisconsin Health and Educational Facilities Authority Revenue VRDB, Series 2008-B, Gundersen Lutheran (Wells Fargo Bank N.A. LOC),

0.76%, 12/8/08	7,500	7,500

Wisconsin School Districts Temporary Borrowing Program COPS TRANS, Series 2008, Cash Flow Management Program,

3.00%, 9/17/09	25,000	25,234
		161,539

Wyoming – 0.1%

Uinta County PCR Refunding Bonds, Series 1997, Chevron U.S.A., Inc. Project (Chevron Corp. Gtd.),

0.80%, 12/1/08	3,335	3,335
Total Municipal Investments
(Cost $4,472,720)		4,472,720

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 9.1% (2)

Federal Home Loan Bank – 9.1%

FHLB Discount Notes,

0.10%, 12/1/08	$100,000	$100,000

0.15%, 12/1/08	100,000	100,000

0.15%, 12/9/08	250,000	249,992
Total U.S. Government Agencies
(Cost $449,992)		449,992

Total Investments – 99.5%
(Cost $4,922,712) (3)		4,922,712
Other Assets less Liabilities – 0.5%		26,878
NET ASSETS – 100.0%		$4,949,590

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(3)	The cost for federal income tax purposes was $4,922,712.

Percentages shown are based on Net Assets.

At November 30, 2008, the industry sectors for the Municipal Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Educational Services	13.2%
Executive, Legislative and General Government	19.3
General Medical, Surgical and Nursing and Personal Care	10.3
Health Services and Residential Care	18.0
Urban and Community Development, Housing Programs and Social Services	19.4
All other sectors less than 5%	19.8

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Municipal Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$ —	$ —
Level 2	4,922,712	—
Level 3	—	—

Total	$4,922,712	$ —

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2008

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

BANS	Bond Anticipation Notes	IDB	Industrial Development Board
COPS	Certificates of Participation	IDR	Industrial Development Revenue
CP	Commercial Paper	LOC	Letter of Credit
EDA	Economic Development Authority	PCR	Pollution Control Revenue
FFCB	Federal Farm Credit Bank	PSF	Permanent School Fund
FHLB	Federal Home Loan Bank	RANS	Revenue Anticipation Notes
FHLMC	Freddie Mac	ROCS	Reset Option Certificates
FNMA	Fannie Mae	SGB	Sociète Generale Bank
FRN	Floating Rate Notes	Soc Gen	Sociète Generale
FSA	Financial Security Assurance	STARS	Short Term Adjustable Rate Securities
GIC	Guaranteed Investment Contract	TANS	Tax Anticipation Notes
GNMA	Government National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
G.O.	General Obligation	TRB	Tax Revenue Bonds
Gtd.	Guaranteed	TSB	Trustee Savings Bank
HFA	Housing Finance Authority	VRDB	Variable Rate Demand Bonds
IDA	Industrial Development Authority

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2008

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s money market portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”), formerly PFPC Inc., serve as the Trust’s co-administrators and Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following six money market portfolios: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Treasury Portfolio (commenced operations on November 5, 2008), Tax-Exempt Portfolio and Municipal Portfolio (the “Portfolios” or “Money Market Portfolios”). Each of these diversified Portfolios is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2008, Shares and Service Shares were outstanding for the Money Market Portfolios except the Government Portfolio which has Shares, Service Shares and Premier Shares outstanding and the Treasury Portfolio which has only Shares outstanding.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Amortized cost was not deemed to approximate fair value for certain investments in the Diversified Assets Portfolio. The valuation methodology for such investments is described on page 21 of this annual report.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Tax-Exempt Portfolio and Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Portfolio’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago.

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio, Government Portfolio and Treasury Portfolio have entered into such joint repurchase agreements at November 30, 2008, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date. The Tax-Exempt and Municipal Portfolios’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain money market portfolios receive dividend income from investment companies.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all the Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Each Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2008, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$7,106
Government	—	6,424
Government Select	—	11,552
Treasury	—	64
Tax-Exempt	1,029	181
Municipal	5,070	252

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2008, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$330,586
Government	—	143,924
Government Select	—	262,228
Tax-Exempt	21,912	12
Municipal	100,342	47

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2007, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$697,748
Government	—	144,695
Government Select	—	299,622
Tax-Exempt	25,797	—
Municipal	136,066	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Portfolios adopted the provisions of FIN 48 on December 1, 2007 and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Portfolios. As of November 30, 2008, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2005 through November 30, 2007 remain subject to examination by the Internal Revenue Service.

MONEY MARKET PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2008

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2008, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2008, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVERS	ADVISORY FEE AFTER WAIVER
Diversified Assets	0.25%	—%	0.25%
Government	0.25%	—%	0.25%
Government Select	0.20%	0.10%	0.10%
Treasury	0.20%	0.20%	—%
Tax-Exempt	0.25%	—%	0.25%
Municipal	0.20%	0.10%	0.10%

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES	PREMIER SHARES
Diversified Assets	$96	$13	$1
Government	50	15	1
Government Select	145	16	53
Tax-Exempt	17	1	—
Municipal	21	7	1

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

For the fiscal year ended November 30, 2008, NTI and PNC Global Investment Servicing, the co-administrators of the Portfolios, were entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. The co-administrators were also entitled to additional fees for special legal services. The Portfolios paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

In addition, if in any fiscal year the sum of a Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service plan for the Portfolios’ Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets, NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2008, under such arrangements are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Servicing Agents”) under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service and Premier Shares, respectively.

Class-specific shareholder servicing fees for the year ended November 30, 2008, were as follows:

Amounts in thousands	SERVICE SHARES	PREMIER SHARES
Diversified Assets	$330	$27
Government	373	24
Government Select	405	1,324
Tax-Exempt	8	—
Municipal	184	4

As compensation for services rendered as a Servicing Agent, Northern Trust received shareholder servicing fees for the year ended November 30, 2008, as follows:

Amounts in thousands	SERVICE SHARES	PREMIER SHARES
Diversified Assets	$85	$5
Government	31	—
Government Select	109	—

6. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 11, 2008 the agreement was renewed. Borrowings under the new agreement by the Trust will bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.75 percent above the IBOR or (iii) 0.75 percent above the LIBOR, at the option of the Trust and in accordance with the terms of the agreement. The agreement will expire on December 10, 2009, unless renewed.

At November 30, 2008, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2008.

7. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$158,912,159	$3,782	$(164,663,122)	$(5,747,181)
Government	136,216,699	2,333	(131,713,969)	4,505,063
Government Select	120,834,341	16,560	(113,369,542)	7,481,359
Treasury	1,336,380	—	(864,590)	471,790
Tax-Exempt	7,071,354	40	(6,893,049)	178,345
Municipal	24,362,841	14,185	(23,555,680)	821,346

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN NET ASSETS
Diversified Assets	$226,053,554	$12,271	$(223,756,285)	$2,309,540
Government	60,338,545	1,351	(60,281,050)	58,846
Government Select	44,265,332	27,712	(41,001,295)	3,291,749
Tax-Exempt	5,707,842	576	(5,324,177)	384,241
Municipal	24,509,714	22,789	(22,930,695)	1,601,808

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$1,687,903	$—	$(1,785,367)	$(97,464)
Government	584,410	—	(606,405)	(21,995)
Government Select	1,788,104	—	(1,360,932)	427,172
Tax-Exempt	14,747	—	(13,982)	765
Municipal	190,416	—	(164,820)	25,596

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

MONEY MARKET PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2008

Transactions in Service Shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$2,159,360	$—	$(2,080,612)	$78,748
Government	555,948	—	(480,716)	75,232
Government Select	575,500	—	(558,890)	16,610
Tax-Exempt	14,526	—	(14,702)	(176)
Municipal	102,165	—	(110,687)	(8,522)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$18,203	$—	$(32,908)	$(14,705)
Government	2,881	—	(1,490)	1,391
Government Select	547,967	—	(789,311)	(241,344)
Municipal	1,368	—	(1,700)	(332)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$643,165	$—	$(651,123)	$(7,958)
Government	1,445	—	(1,358)	87
Government Select	279,686	1	(308,657)	(28,970)
Municipal	1,008	—	(1,099)	(91)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008 and September 29, 2008, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Diversified Assets Portfolio (the “Portfolio”). The Corporation currently has a First Tier credit rating. The CSA will expire no later than February 28, 2009. This date may be extended to November 6, 2009 upon agreement of the Trust and Corporation, subject to the prior approval of the staff of the U.S. Securities and Exchange Commission.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation will not receive any consideration from the Portfolio. Under the CSA, the Corporation has committed to provide capital to the Portfolio in the event that the Portfolio realizes a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio will promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualify as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to February 28, 2009 (or November 6, 2009 if the termination date of the CSA is extended). In addition, the Board of Trustees may, at its option, cause the Portfolio to sell the Security at any time if it determines that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, is insufficient. The CSA provides support in the maximum amount of $90,000,000. The maximum contribution amount may be increased at any time as agreed by the Corporation and the Trust.

The value of the CSA may increase or decrease as a result of changes in the value of the Security or other factors prior to the actual payment of a capital contribution by the Corporation to the Portfolio. No events occurred during the period which required the actual payment of a capital contribution to the Portfolio. The maximum value of the CSA is limited to the maximum contribution amount.

As of November 30, 2008, the amortized cost and fair value of the Portfolio’s holdings covered by the CSA is as follows:

AMORTIZED COST	FAIR VALUE
$69,201	$39,382

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Additional information regarding the CSA can be found in the Portfolio financial statements and schedule of investments.

9. U.S. DEPARTMENT OF THE TREASURY’S TEMPORARY GUARANTY PROGRAM

On October 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by each of the Portfolios in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market Portfolios except the Treasury Portfolio, which had not commenced operations as of that date. The Program protects the NAV of certain shares of a shareholder of record in the Portfolios at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be guaranteed. If a customer closes his or her account with the Portfolios or a broker-dealer or other intermediary, any future investment in the Portfolios will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund. Each Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place. Prior to December 3, 2008, the fee for participation in the Program was 0.01% of the NAV of the Government, Government Select, Tax-Exempt, and Municipal Portfolios and 0.015% of the NAV of the Diversified Assets Portfolio as of September 19, 2008.

On December 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by each of the Portfolios in the extension (the “Extension”) of the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds.

Each Portfolio will continue to bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation in the Extension after December 3, 2008 is 0.015% of the NAV of the Government, Government Select, Tax-Exempt, and Municipal Portfolios and 0.022% of the NAV of the Diversified Assets Portfolio, all as of September 19, 2008.

The Extension terminates on April 30, 2009, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department further extends the Program, the Board of Trustees will consider whether to continue to participate.

10. ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a portfolio uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolios’ financial statements and financial disclosures, if any.

11. SUBSEQUENT EVENT

Starting January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolios. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolios by PNC Global Investment Servicing. The administration fee rate payable by the Portfolios is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. Starting January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

MONEY MARKET PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt and Municipal Portfolios, comprising the Money Market Portfolios (the “Portfolios”) of the Northern Institutional Funds, as of November 30, 2008, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt and Municipal Portfolios at November 30, 2008, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2009

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MONEY MARKET PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2008 (UNAUDITED)

During the fiscal year ended November 30, 2008, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends”, excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio – 99.52% and Municipal Portfolio – 99.49%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2010. The Trust designates the following percentages as Qualified Interest Income (QII) for the fiscal year ended November 30, 2008:

Diversified Assets	100%
Government	100%
Government Select	100%

MONEY MARKET PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

FUND EXPENSES	NOVEMBER 30, 2008 (UNAUDITED)

As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2008 through November 30, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/08 - 11/30/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DIVERSIFIED ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.37%	$1,000.00	$1,008.10	$1.86
Hypothetical	0.37%	$1,000.00	$1,023.15	$1.87	**
SERVICE SHARES
Actual	0.63%	$1,000.00	$1,006.80	$3.16
Hypothetical	0.63%	$1,000.00	$1,021.85	$3.18	**

GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.37%	$1,000.00	$1,008.00	$1.86
Hypothetical	0.37%	$1,000.00	$1,023.15	$1.87	**
SERVICE SHARES
Actual	0.63%	$1,000.00	$1,006.80	$3.16
Hypothetical	0.63%	$1,000.00	$1,021.85	$3.18	**
PREMIER SHARES
Actual	0.89%	$1,000.00	$1,005.40	$4.46
Hypothetical	0.89%	$1,000.00	$1,020.55	$4.50	**

GOVERNMENT SELECT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.21%	$1,000.00	$1,008.00	$1.05
Hypothetical	0.21%	$1,000.00	$1,023.95	$1.06	**
SERVICE SHARES
Actual	0.47%	$1,000.00	$1,006.70	$2.36
Hypothetical	0.47%	$1,000.00	$1,022.65	$2.38	**

TREASURY(1)

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.00%	$1,000.00	$1,000.20	$0.00
Hypothetical	0.00%	$1,000.00	$1,003.42	$0.00	**

(1)	Treasury Portfolio commenced operations on 11/5/08. Thus, to calculate account values and expenses paid, the 25 day rate of return was used (as opposed to the 6 month rate of return).

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2008. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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MONEY MARKET PORTFOLIOS

FUND EXPENSES continued	NOVEMBER 30, 2008 (UNAUDITED)

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.37%	$1,000.00	$1,009.70	$1.86
Hypothetical	0.37%	$1,000.00	$1,023.15	$1.87	**
SERVICE SHARES
Actual	0.63%	$1,000.00	$1,008.40	$3.16
Hypothetical	0.63%	$1,000.00	$1,021.85	$3.18	**

MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.21%	$1,000.00	$1,010.40	$1.06
Hypothetical	0.21%	$1,000.00	$1,023.95	$1.06	**
SERVICE SHARES
Actual	0.47%	$1,000.00	$1,009.00	$2.36
Hypothetical	0.47%	$1,000.00	$1,022.65	$2.38	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2008. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS	NOVEMBER 30, 2008

TREASURY PORTFOLIO

APPROVAL OF ADVISORY AGREEMENT

The Trustees oversee the management of Northern Institutional Funds (the “Trust”), and review the investment performance and expenses of the Treasury Portfolio (the “Portfolio”). In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) for the Portfolio with Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”).

At a Special Meeting of the Board of Trustees held on September 24, 2008 (the “Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) voting separately, considered and initially approved the Advisory Agreement. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Meeting without employees of the Investment Adviser present.

In evaluating the Advisory Agreement, the Trustees generally relied upon their knowledge of the Investment Adviser and its services resulting from their meetings and interactions with management throughout the past year. They also relied upon written materials and oral presentations regarding the Advisory Agreement, which they had received in preparation for their consideration of the Advisory Agreement. In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

NATURE, QUALITY AND EXTENT OF SERVICES

The Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered the Investment Adviser’s staffing for the Portfolio and the experience of the portfolio manager and other personnel who would be managing the Portfolio. They also considered the Investment Adviser’s financial resources and its ability to attract and retain portfolio management talent and its experience in managing money market funds. The Trustees also discussed the Investment Adviser’s commitment to address the regulatory compliance requirements that would be applicable to the Portfolio and the prospective involvement of internal audit in reviewing operations related to the Portfolio. The Trustees also considered the Investment Adviser’s past responsiveness to their requests for information. The Trustees concluded that the Investment Adviser was able to commit substantial financial and other resources to the operations of the Portfolio and was able to provide quality services to the Portfolio.

FEES, EXPENSES AND PERFORMANCE

The Trustees also considered the Portfolio’s contractual advisory fee rates; the Portfolio’s projected total operating expense ratio; and whether a consistent methodology was in place in determining the fees and expenses of the Portfolio. Information was also considered by the Board with respect to the Investment Adviser’s projected expenses and profitability regarding the Portfolio, which the Investment Adviser estimated would be approximately in the same range as the existing money market portfolios. Information on the Portfolio’s contractual fee rate and projected total operating expense ratio was compared to similar information for other money market portfolios advised by the Investment Adviser and other, unaffiliated investment management firms. The comparisons of the Portfolio’s fee rate and total operating expense ratio with unaffiliated funds were prepared by Lipper. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees to be paid by the Portfolio. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Portfolio’s total expense ratio to a specified level.

The Trustees did not consider the investment performance of the Portfolio because it had no performance history.

ECONOMIES OF SCALE

The Trustees also reviewed information as to whether the Investment Adviser was likely to pass benefits from its economies of scale to shareholders. In this regard, the Trustees considered the Investment Adviser’s view that the Portfolio would be sharing in economies of scale through the level at which its advisory fee is set and through the Investment Adviser’s voluntary expense cap for the Portfolio.

OTHER BENEFITS

The Trustees considered other benefits derived by the Investment Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered the non-advisory services that would be provided to the Portfolio by the Investment Adviser and its affiliates, which included services as the Portfolio’s custodian, transfer agent and co-administrator. The Trustees also considered that many of the Portfolio’s shareholders were likely to have other client relationships with the Investment Adviser and its affiliates.

After deliberation, the Trustees concluded at the Meeting, that the advisory fee to be paid by the Portfolio was reasonable in light of the services provided by the Investment Adviser, its projected costs and the Portfolio’s projected asset levels, and that the Advisory Agreement should be approved.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 64 Trustee since 2001	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Commonwealth Edison since 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. • Taylor Capital Group, Inc.

MONEY MARKET PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2008

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Michael E. Murphy(3) Age: 72 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (100 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Stephen N. Potter(4) Age: 51 Trustee since 2008

•   President of Northern Trust Global Investments, Ltd. since 2008;

•   Director, Northern Trust Global Investments, Ltd. And Northern Trust Global Advisors, Inc.;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman of Northern Trust Investments, N.A. since 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

Mary Jacobs Skinner, Esq.(4) Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin, LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	Mr. Murphy retired from the Board as of December 31, 2008.

(4)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008	Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

MONEY MARKET PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2008

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim Age: 31 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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MONEY MARKET PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q is available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	PRIME OBLIGATIONS PORTFOLIO

10	ABBREVIATIONS AND OTHER INFORMATION

11	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	FUND EXPENSES

17	TRUSTEES AND OFFICERS

21	TAX INFORMATION

24	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,

not affiliated with Northern Trust

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

In 2008, short-term investors observed a deepening in the credit crisis that ultimately led to the failure of several financial institutions and the bailout of other financial market entities. These unprecedented circumstances led to a massive crisis in confidence that overwhelmed the markets. While Federal regulators allowed the failure of Lehman Brothers and forced the sale of Merrill Lynch to Bank of America on the same weekend, they confused the market by providing support to AIG shortly afterwards. Policymakers also initiated extraordinary measures to unfreeze credit markets by creating liquidity facilities for primary dealers, money market investors and various financial institutions. Toward the end of the period, U.S. lawmakers passed the $700 billion Troubled Assets Relief Program, or TARP, to strengthen the financial system.

For the 12-month period ended November 30, 2008, the Prime Obligations Portfolio posted a 2.58% return, compared with the 2.85% return of the iMoneyNet™ First Tier Institutional Average. During the period, we continued to manage the portfolio conservatively by underweighting longer-maturity credit products and purchasing short-dated securities in the U.S. government and agency categories along with securities from select banking institutions that we believe remain well-capitalized and positioned to weather turbulent market conditions.

Principal and liquidity preservation remain our primary objectives. Northern Trust Corporation entered into a capital support arrangement with the Portfolio for one of its portfolio securities. For further details, please refer to Note 8 in the Notes to the Financial Statements. The Portfolio focused also on strengthening its liquidity position by investing its maturity proceeds in over-night investments in order to accommodate any unexpected redemptions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	SHARES	SERVICE SHARES	IMONEY NET™ FIRST TIER INSTL		CURRENT 7-DAY YIELD
ONE YEAR	2.58%	2.32%	2.85%

THREE YEAR	3.34	3.07	3.19		0.82	%**

SINCE INCEPTION	3.21	2.96	3.93	*

* Since inception of Shares.

** For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2008. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 0.69% for Shares as of November 30, 2008. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2008, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%
0 - 14 DAYS	71.6%

15 - 30 DAYS	3.0

31 - 60 DAYS	3.6

61 - 90 DAYS	0.3

91 - 180 DAYS	17.4

181 - 364 DAYS	4.1

PORTFOLIO MANAGER

PETER YI

With Northern Trust since 2000

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	NPAXX

INCEPTION DATE
SHARES	8/21/03
SERVICE SHARES	9/2/03
PREMIER SHARES*	11/18/05

TOTAL NET ASSETS	$2,001,313,433

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	–

* Currently, Premier Shares are not being offered to Investors.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2008

Amounts in thousands, except per share data	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at amortized cost	$1,220,260	(1)
Repurchase agreements, at cost which approximates fair value	769,814
Investment in capital support agreement, at value (cost $–)	9,939
Cash	1
Interest income receivable	3,168
Receivable from affiliated administrator	346
Prepaid and other assets	111
Total Assets	2,003,639
LIABILITIES:
Distributions payable to shareholders	1,570
Payable to affiliates:
Investment advisory fees	205
Co-administration fees	205
Custody and accounting fees	201
Trustee fees	14
Accrued other liabilities	131
Total Liabilities	2,326
Net Assets	$2,001,313
ANALYSIS OF NET ASSETS:
Capital stock	$1,999,828
Accumulated undistributed net investment income	1,485
Net Assets	$2,001,313
Net Assets:
Shares	$1,873,486
Service Shares	127,827
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	1,872,058
Service Shares	127,770
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00
Service Shares	1.00

(1)	Certain defaulted securities reflect a fair market value rather than amortized cost. Investments at cost are $1,230,199.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

Amounts in thousands	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$94,523
EXPENSES:
Investment advisory fees	4,919
Co-administration fees	3,283
Custody and accounting fees	412
Transfer agent fees	59
Registration fees	91
Printing fees	32
Professional fees	147
Trustee fees and expenses	82
Shareholder servicing fees	621
Other	368
Total Expenses	10,014
Less voluntary waivers of investment advisory fees	(1,637)
Less expenses reimbursed by affiliated administrator	(2,543)
Less custodian credits	(2)
Net Expenses	5,832
Net Investment Income	88,691
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	1,490
Net change in unrealized depreciation on investments	(9,939)
Net change in unrealized appreciation on capital support agreement	9,939
Net Gains on Investments	1,490
Net Increase in Net Assets Resulting from Operations	$90,181

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	PRIME OBLIGATIONS PORTFOLIO
Amounts in thousands	2008	2007
OPERATIONS:
Net investment income	$88,691	$229,262
Net realized gain (loss) on investment transactions	1,490	(6)
Net Increase in Net Assets Resulting from Operations	90,181	229,256
CAPITAL SHARE TRANSACTIONS: (1)
Net increase (decrease) in net assets resulting from Shares transactions	(2,553,577)	2,798,458
Net increase (decrease) in net assets resulting from Service Shares transactions	(39,704)	12,606
Net increase (decrease) in net assets resulting from Premier Shares transactions	(86,628)	76,091
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,679,909)	2,887,155
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(84,132)	(220,685)
Total Distributions to Shares Shareholders	(84,132)	(220,685)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(2,831)	(7,409)
Total Distributions to Service Shares Shareholders	(2,831)	(7,409)
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income	(1,727)	(1,171)
Total Distributions to Premier Shares Shareholders	(1,727)	(1,171)
Total Increase (Decrease) in Net Assets	(2,678,418)	2,887,146
NET ASSETS:
Beginning of year	4,679,731	1,792,585
End of year	$2,001,313	$4,679,731
Accumulated Undistributed Net Investment Income	$1,485	$–

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.05	0.05	0.03	0.01
Total from Investment Operations	0.03		0.05	0.05	0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Total Distributions Paid	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	2.58	%(3)	5.23%	4.86%	2.94%	1.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,873,486		$4,425,630	$1,627,181	$828,872	$594,224
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.16	%(2)	0.20%	0.20%	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.29%		0.26%	0.27%	0.29%	0.29%
Net investment income, net of waivers, reimbursements and credits	2.73%		5.11%	4.82%	2.97%	1.18%
Net investment income, before waivers, reimbursements and credits	2.60%		5.05%	4.75%	2.88%	1.09%

	SERVICE
Selected per share data	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05	0.04	0.03	0.01
Total from Investment Operations	0.02		0.05	0.04	0.03	0.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.05)	(0.04)	(0.03)	(0.01)
Total Distributions Paid	(0.02)		(0.05)	(0.04)	(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	2.32	%(3)	4.96%	4.59%	2.67%	0.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$127,827		$167,473	$154,867	$54,814	$48,496
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.42	%(2)	0.46%	0.46%	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.55%		0.52%	0.53%	0.55%	0.55%
Net investment income, net of waivers, reimbursements and credits	2.47%		4.85%	4.56%	2.71%	0.92%
Net investment income, before waivers, reimbursements and credits	2.34%		4.79%	4.49%	2.62%	0.83%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Participation Fee”) of approximately $228,000 and $12,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(3)	Without the value of the capital support agreement, the total return would have been 2.30% and 2.06%, for the Shares and Service Shares, respectively.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CERTIFICATE OF DEPOSIT – 0.5%

Domestic Depository Institutions – 0.5%

Citibank, New York,

2.75%, 12/5/08	$10,000	$10,000
Total Certificate of Deposit
(Cost $10,000)		10,000

COMMERCIAL PAPER – 7.0%

Multi-Seller Conduits – 6.0%

Clipper Receivables Corp.,

1.50%, 12/1/08	60,000	60,000

Galleon Capital Corp.,

1.50%, 12/1/08	60,000	60,000
		120,000

Non-Depository Personal Credit – 1.0%

General Electric Capital Corp.,

0.60%, 12/1/08	10,000	10,000

2.93%, 4/17/09	5,000	4,944

2.90%, 5/5/09	5,000	4,937
		19,881
Total Commercial Paper
(Cost $139,881)		139,881

CORPORATE NOTES/BONDS – 3.0%

Non-Depository Personal Credit – 2.3%

General Electric Capital Corp., FRN,

2.92%, 12/15/08	3,000	3,000

2.86%, 12/16/08	25,000	24,998

1.44%, 12/24/08	9,000	9,000

4.25%, 1/5/09	10,000	10,000
		46,998

Structured Investment Vehicles – 0.7%

Whistlejacket Capital LLC, FRN, (1) (2) †

5.15%, 4/21/08	11,826	6,563

2.50%, 5/20/08	3,943	2,188

3.81%, 7/23/08	7,885	4,376
		13,127
Total Corporate Notes/Bonds
(Cost $70,064)		60,125

EURODOLLAR TIME DEPOSITS – 26.0%

Domestic Depository Institutions – 8.0%

Citibank, Nassau,

0.50%, 12/1/08	80,000	80,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EURODOLLAR TIME DEPOSITS – 26.0% continued

Domestic Depository Institutions – 8.0% continued

JPMorgan Chase Bank, Toronto, Canada,

0.63%, 12/1/08	$80,000	$80,000
		160,000

Foreign Depository Institutions –18.0%

BNP Paribas, Grand Cayman,

0.63%, 12/1/08	70,000	70,000

CALYON, Grand Cayman,

0.88%, 12/1/08	35,000	35,000

Rabobank Nederland, London,

0.75%, 12/1/08	60,000	60,000

Royal Bank of Scotland, London,

0.65%, 12/1/08	50,000	50,000

Societe Generale, Grand Cayman,

0.75%, 12/1/08	70,000	70,000

UBS AG, Grand Cayman,

0.63%, 12/1/08	75,000	75,000
		360,000
Total Eurodollar Time Deposits
(Cost $520,000)		520,000

U.S. GOVERNMENT AGENCIES – 12.3% (3)

Fannie Mae – 1.0%

FNMA Discount Notes,

1.15%, 5/1/09	10,000	9,952

1.75%, 5/20/09	5,000	4,959

FNMA Note,

6.38%, 6/15/09	5,000	5,088
		19,999

Federal Home Loan Bank – 8.4%

FHLB Bonds,

2.56%, 2/13/09	7,000	7,005

2.39%, 3/18/09	6,000	6,003

2.13%, 3/27/09	3,000	3,000

2.20%, 4/1/09	7,000	6,997

2.30%, 4/3/09	11,000	11,001

2.22%, 4/7/09	7,000	7,000

2.52%, 4/21/09	5,000	5,000

2.32%, 4/24/09	5,000	5,000

2.45%, 4/28/09	3,000	3,000

2.63%, 5/5/09	5,000	5,000

2.48%, 5/7/09	10,000	9,988

2.38%, 5/27/09	10,000	9,992

2.64%, 6/3/09	10,000	10,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 12.3% (3) continued

Federal Home Loan Bank – 8.4% continued

FHLB Bonds, continued

2.63%, 6/10/09	$15,000	$14,989

2.91%, 6/18/09	10,000	10,000

3.00%, 6/19/09	10,000	10,012

2.85%, 10/2/09	5,000	5,000

FHLB Discount Notes,

2.41%, 3/9/09	5,000	4,967

2.47%, 3/13/09	5,000	4,965

1.20%, 5/18/09	10,000	9,944

1.48%, 5/18/09	20,000	19,862
		168,725

Freddie Mac – 2.9%

FHLMC Discount Notes,

1.30%, 4/2/09	10,000	9,956

1.28%, 5/4/09	10,000	9,945

1.25%, 5/5/09	25,000	24,866

1.70%, 5/27/09	5,000	4,958

FHLMC Note,

2.45%, 4/9/09	7,000	7,000
		56,725
Total U.S. Government Agencies
(Cost $245,449)		245,449

U.S. GOVERNMENT OBLIGATIONS – 12.2%

U.S. Treasury Bills – 7.2%

1.59%, 4/23/09	110,000	109,303

0.83%, 5/7/09	5,000	4,982

0.84%, 5/14/09	10,000	9,962

0.95%, 5/15/09	20,000	19,913
		144,160

U.S. Treasury Notes – 5.0%

4.75%, 12/31/08	58,000	58,134

3.25%, 1/15/09	5,000	5,011

4.50%, 4/30/09	10,000	10,099

3.63%, 7/15/09	5,000	5,044

4.63%, 7/31/09	22,000	22,357
		100,645
Total U.S. Government Obligations
(Cost $244,805)		244,805

Investments, at Amortized Cost
(Cost $1,230,199)		1,220,260

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 38.4%
(Collateralized at a minimum of 102%) (4)

Bank of America Securities LLC, dated 11/28/08, repurchase price $150,004

0.28%, 12/1/08	$150,000	$150,000

Barclays Capital, Inc., dated 11/28/08, repurchase price $150,003

0.25%, 12/1/08	150,000	150,000

Citigroup Global Markets, Inc., dated 11/28/08, repurchase price $50,002

0.40%, 12/1/08	50,000	50,000

Deutsche Bank Securities, Inc., dated 11/28/08, repurchase price $400,010

0.30%, 12/1/08	400,000	400,000

JPMorgan Securities, dated 11/28/08, repurchase price $19,814

0.28%, 12/1/08	19,814	19,814
Total Repurchase Agreements
(Cost $769,814)		769,814

CAPITAL SUPPORT AGREEMENT – 0.5%
Northern Trust Corp., (5)	—	9,939
Total Capital Support Agreement
(Cost $—)		9,939

Total Investments – 99.9%
(Cost $2,000,013) (6)		2,000,013
Other Assets less Liabilities – 0.1%		1,300
NET ASSETS – 100.0%		$2,001,313

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	Restricted security that has been deemed illiquid. At November 30, 2008, the value of these restricted illiquid securities amounted to approximately $13,127,000 or 0.7% of net assets. Additional information on each restricted, illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Whistlejacket Capital LLC, FRN,
5.15%, 4/21/08	4/11/07	$11,823
2.50%, 5/20/08	5/10/07	3,942
3.81%, 7/23/08	7/17/07	7,883

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$371,038	4.72% - 5.50%	12/1/34 - 3/1/38
FNMA	$421,460	5.00% - 6.00%	8/1/33 - 10/1/38

(5)	Investment in affiliate.

(6)	The cost for federal income tax purposes was $2,000,013.

†	Defaulted security. The security has been valued at fair value according to procedures approved, in good faith, by the Trust’s Board of Trustees. Northern Trust Corporation has entered into a Capital Support Agreement (“CSA”) with Northern Institutional Funds on behalf of the Prime Obligations Portfolio (the “Portfolio”) and has committed to provide capital to the Portfolio, in the event that the Portfolio realizes a loss on the Whistlejacket Capital LLC Security. Additional information regarding the CSA can be found in the Notes to the Financial Statements.

Percentages shown are based on Net Assets.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Prime Obligations Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)
Level 1	$ —	$ —
Level 2	1,976,947	—
Level 3	13,127	9,939

Total	$1,990,074	$9,939

*	Other financial instruments include futures, forwards and capital support agreement, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)
Balance as of 11/30/07	$ —	$ —
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(9,939)	9,939
Net purchases (sales)	(6,927)	—
Transfers in and/or out of Level 3	29,993	—

Balance as of 11/30/08	$13,127	$9,939

*	Other financial instruments include futures, forwards and capital support agreement, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2008

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FHLB	Federal Home Loan Bank	FRN	Floating Rate Notes
FHLMC	Freddie Mac
FNMA	Fannie Mae

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2008

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Prime Obligations Portfolio (the “Portfolio”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”), formerly PFPC Inc., serve as the Trust’s co-administrators and Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2008, Shares and Service Shares were outstanding.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Amortized cost was not deemed to approximate fair value for certain investments in the Portfolio. The valuation methodology for such investments is described on page 9 of this annual report.

B) REPURCHASE AGREEMENTS During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

At November 30, 2008, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

UNDISTRIBUTED ORDINARY INCOME*

Amount in thousands
Prime Obligations	$3,072

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2008 and 2007 were as follows:

DISTRIBUTED FROM ORDINARY INCOME*

Amounts in thousands	2008	2007
Prime Obligations	$104,290	$219,729

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Portfolio adopted the provisions of FIN 48 on December 1, 2007 and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Portfolio. As of November 30, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2005 through November 30, 2007 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.15 percent of the Portfolio’s average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive 0.05 percent of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2008, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES	PREMIER SHARES
Prime Obligations	$34	$12	$13

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are reflected in the Portfolio’s Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

For the fiscal year ended November 30, 2008, NTI and PNC Global Investment Servicing, the co-administrators of the Portfolio, were entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets. The co-administrators were also entitled to additional fees for special legal services. The Portfolio paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

In addition, if in any fiscal year the sum of the Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service Plan for the Portfolio’s Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets, NTI as co-administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement. In addition, NTI as a co-administrator has voluntarily agreed to reimburse an additional 0.05% of the Prime Obligations Portfolio's Other Operating Expenses.

The expenses reimbursed during the fiscal year ended November 30, 2008, under such agreements are shown in the accompanying Statement of Operations.

PRIME OBLIGATIONS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2008

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolio for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service and Premier Shares, respectively. Class-specific shareholder servicing fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SERVICE SHARES	PREMIER SHARES
Prime Obligations	$290	$331

6. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 11, 2008 the agreement was renewed. Borrowings under the new agreement by the Trust will bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.75 percent above the IBOR or (iii) 0.75 percent above the LIBOR, at the option of the Trust and in accordance with the terms of the agreement. The agreement will expire on December 10, 2009, unless renewed.

At November 30, 2008, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2008.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Shares	$7,293,667	$17,218	$(9,864,462)	$(2,553,577)
Service Shares	314,745	—	(354,449)	(39,704)
Premier Shares	223,737	—	(310,365)	(86,628)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN NET ASSETS
Shares	$11,331,392	$29,944	$(8,562,878)	$2,798,458
Service Shares	216,131	—	(203,525)	12,606
Premier Shares	104,793	—	(28,702)	76,091

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008 and September 29, 2008, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Prime Obligations Portfolio (the “Portfolio”). The Corporation currently has a First Tier credit rating. The CSA will expire no later than February 28, 2009. This date may be extended to November 6, 2009 upon agreement of the Trust and Corporation, subject to the prior approval of the staff of the U.S. Securities and Exchange Commission.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued NOVEMBER 30, 2008 investors in the Portfolio. The Corporation will not receive any consideration from the Portfolio. Under the CSA, the Corporation has committed to provide capital to the Portfolio in the event that the Portfolio realizes a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio will promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualify as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to February 28, 2009 (or November 6, 2009 if the termination date of the CSA is extended). In addition, the Board of Trustees may, at its option, cause the Portfolio to sell the Security at any time if it determines that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, is insufficient. The CSA provides support in the maximum amount of $30,000,000. The maximum contribution amount may be increased at any time as agreed by the Corporation and the Trust.

The value of the CSA may increase or decrease as a result of changes in the value of the Security or other factors prior to the actual payment of a capital contribution by the Corporation to the Portfolio. No events occurred during the period which required the actual payment of a capital contribution to the Portfolio. The maximum value of the CSA is limited to the maximum contribution amount.

As of November 30, 2008, the amortized cost and fair value of the Portfolio’s holdings covered by the CSA is as follows:

AMORTIZED COST	FAIR VALUE
$23,066	$13,127

Additional information regarding the CSA can be found in the Portfolio financial statements and schedule of investments.

9. U.S. DEPARTMENT OF THE TREASURY’S TEMPORARY GUARANTY PROGRAM

On October 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by the Portfolio in the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for Prime Obligations Portfolio. The Program protects the NAV of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be guaranteed. If a customer closes his or her account with the Portfolio or a broker-dealer or other intermediary, any future investment in the Portfolio will not be guaranteed. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund. The Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place. Prior to December 3, 2008, the fee for participation in the Program was 0.01% of the NAV of the Portfolio as of September 19, 2008.

On December 3, 2008, the Board of Trustees of the Northern Institutional Funds approved the participation by the Portfolios in the extension (the “Extension”) of the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds.

The Portfolio will continue to bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation in the Extension after December 3, 2008 is 0.015% of the NAV of the Portfolio as of September 19, 2008.

The Extension terminates on April 30, 2009, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department further extends the Program, the Board of Trustees will consider whether to continue to participate.

10. ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a portfolio uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and financial disclosures, if any.

11. SUBSEQUENT EVENT

Starting January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolio. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolio by PNC Global Investment Servicing. The administration fee rate payable by the Portfolio is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the Portfolio. Starting January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2008, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2009

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2008 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2008 through November 30, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/08 - 11/30/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.17%	$1,000.00	$1,009.00	$0.85
Hypothetical	0.17%	$1,000.00	$1,024.15	$0.86	**
SERVICE SHARES
Actual	0.43%	$1,000.00	$1,007.70	$2.16
Hypothetical	0.43%	$1,000.00	$1,022.85	$2.17	**

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2008. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2008

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 64 Trustee since 2001	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Commonwealth Edison since 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. • Taylor Capital Group, Inc.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Michael E. Murphy(3) Age: 72 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (100 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Stephen N. Potter(4) Age: 51 Trustee since 2008

•   President of Northern Trust Global Investments, Ltd. since 2008;

•   Director, Northern Trust Global Investments, Ltd. And Northern Trust Global Advisors, Inc.;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman of Northern Trust Investments, N.A. since 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

Mary Jacobs Skinner, Esq.(4) Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin, LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	Mr. Murphy retired from the Board as of December 31, 2008.

(4)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

PRIME OBLIGATIONS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2008

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008	Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2008

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim Age: 31 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2008 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2010. The Trust designates 100% of its Qualified Interest Income (QII) for the fiscal year ended November 30, 2008.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

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PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	BOND PORTFOLIO

27	CORE BOND PORTFOLIO

31	U.S. TREASURY INDEX PORTFOLIO

33	INTERMEDIATE BOND PORTFOLIO

37	SHORT BOND PORTFOLIO

40	U.S. GOVERNMENT SECURITIES PORTFOLIO

42	NOTES TO THE FINANCIAL STATEMENTS

50	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

51	TAX INFORMATION

52	FUND EXPENSES

54	TRUSTEES AND OFFICERS

60	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolios.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

As 2008 draws to a close, global markets continue to struggle for stability. Central banks, financial institutions and many investors as well were slow to realize that the issues were deeper than liquidity and went straight to solvency. The traditional route of rate cuts proved ineffectual. The Federal Reserve, Treasury Department and other regulatory and legislative bodies resorted to throwing as much money at the crisis as they could in an effort to stanch the bleeding. Historic changes that took place during the period include, but were not limited to, the government taking over Fannie Mae, Freddie Mac and AIG, along with the failure of Lehman Brothers and the conversion of Morgan Stanley and Goldman Sachs to bank holding companies.

The Portfolio’s return of 1.77% for the 12-month period ended November 30, 2008 outpaced the 1.74% return of its benchmark, the Barclays Capital U.S. Aggregate Index. Performance for the period was favorable, particularly in the second half of the fiscal year. The Portfolio was positioned very defensively for most of the fiscal year as we expected the financial crisis to deepen. In particular, our underweight positioning to the credit and commercial mortgage sectors was helpful for performance.

The Portfolio remains defensively positioned. Currently, fixed income markets are being supported by massive government intervention. The efficacy and ultimate cost of these programs remain uncertain, but it is clear that the damage to the economy will be much worse than many had anticipated. We believe that the key for the timing of any recovery will be new credit lending by financial institutions that are currently hoarding liquidity.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. AGGREGATE INDEX
ONE YEAR	1.77%	1.58%	1.48%	1.74%
FIVE YEAR	4.00	3.74	3.63	4.10
TEN YEAR	4.74	4.49	4.32	5.28

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed-income securities with remaining maturities of one year and longer.

PORTFOLIO MANAGER

COLIN A. ROBERTSON

With Northern Trust since 1999

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BBPAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS C SHARES	7/3/95
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$269,295,965

NET ASSET VALUE
CLASS A SHARES	$19.14
CLASS C SHARES	19.13
CLASS D SHARES	19.14

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

CORE BOND PORTFOLIO FIXED INCOME PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

The trend toward reducing leverage that first emerged in 2007 continued to escalate throughout 2008 as the ability of both consumers and institutions to obtain financing remains severely constrained. The markets were exposed to multiple unprecedented events in 2008 including the shrinking of the broker/dealer asset class, which we think is a significant material development from a long-term perspective. Bear Stearns and Merrill Lynch were acquired by commercial banks, Lehman Brothers was allowed to fail, and Morgan Stanley and Goldman Sachs converted to bank holding companies in order to more readily access Federal Reserve liquidity. The full implications of these changes are still emerging, but we think a less leveraged, less liquid and less creative financial market is likely over the next several years.

The Portfolio’s return for the 12-month period ended November 30, 2008 was 1.02%, compared to the 1.74% return of its benchmark, the Barclays Capital U.S. Aggregate Index. Our asset allocation was helpful to relative performance, as we were underweight higher beta assets throughout the period, favoring Treasuries, agencies and conventional mortgage-backed securities over the credit and commercial mortgage sectors. Security selection was a negative factor, constraining performance both early and late in the fiscal period.

The length and depth of the financial market meltdown has led to fundamental deterioration in the global economy, as evidenced by an increase in domestic job losses as the unemployment rate for November to hit 6.7%. Consensus expectations call for fundamentals to worsen despite massive government efforts to stabilize the economy, including the government’s taking of an equity stake in multiple institutions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. AGGREGATE INDEX
ONE YEAR	1.02%	0.90%	0.57%	1.74%
FIVE YEAR	3.43	3.17	3.06	4.10
SINCE INCEPTION	4.22	4.00	3.94	5.08	*

*	Since inception of the Portfolio.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed-income securities with remaining maturities of one year and longer.

PORTFOLIO MANAGER

COLIN A. ROBERTSON

With Northern Trust since 1999

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	NOCBX

INCEPTION DATE
CLASS A SHARES	3/29/01
CLASS C SHARES	3/29/01
CLASS D SHARES	3/29/01

TOTAL NET ASSETS	$174,558,139

NET ASSET VALUE
CLASS A SHARES	$9.48
CLASS C SHARES	9.48
CLASS D SHARES	9.54

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

As financial contagion spread during the past 12 months, financial markets worldwide experienced a degree of stress not seen in decades. Liquidity dried up as balance sheets became stretched, and several Wall Street firms and large banks succumbed to the pressures. the result was a wave of mergers, bankruptcies and government bailouts. A massive flight to safety was driven by a reduction in leverage across a variety of asset classes and a general need for liquidity. The Federal Reserve and the U.S. Treasury responded by placing the mortgage giants Fannie Mae and Freddie Mac into conservatorship, orchestrating a number of stimulus packages and drastically increasing the size and number of existing liquidity facilities. Treasuries benefited from increased demand even as their supply soared in the wake of a swelling federal budget.

The impact of the financial crisis quickly spread to world economies. In the United States, employers shed 1.9 million jobs during the period, housing continued to slide and consumer spending fell. While a steep decline in commodity prices lessened pressures on headline inflation, deflationary signs have recently emerged. Treasuries benefited from the Federal Reserve’s steep rate cuts. The Fed has been aggressive not only in cutting rates but also in using non-standard operations. However, market participants are left contemplating what further steps are available to the Fed as overnight rates approach zero.

The Portfolio provided a return of 10.10% for the 12-month period ended November 30, 2008, matching the 10.10% return for its benchmark, the Barclays Capital U.S. Treasury Index. We intend to continue investing in Treasury securities to seek to provide returns that closely approximate those of the benchmark Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. TREASURY INDEX
ONE YEAR	10.10%	9.85%	9.62%	10.10%
FIVE YEAR	5.68	5.43	5.21	5.83
TEN YEAR	5.71	5.51	5.27	5.93

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE

With Northern Trust since 1996

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BTIAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS C SHARES	10/6/98
CLASS D SHARES	11/16/94

TOTAL NET ASSETS	$219,578,521

NET ASSET VALUE
CLASS A SHARES	$23.15
CLASS C SHARES	23.17
CLASS D SHARES	23.07

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio is not guaranteed or insured by the U.S. Government.

FIXED INCOME PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

INTERMEDIATE BOND PORTFOLIO	FIXED INCOME PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

Investors will likely be debating the root cause of the financial market meltdown for years to come, as the process of reducing leverage accelerated throughout 2008 and seemed to worsen by the week. The ability of both consumers and institutions to obtain financing of any sort remains constrained, as bank balance sheets are clogged with investments made earlier in the cycle at materially higher prices and under less onerous terms. The actions taken by the government to help stabilize markets have been unprecedented, including taking equity stakes in a number of institutions and putting both Fannie Mae and Freddie Mac into conservatorship. Yet the markets remain illiquid.

We think the shrinking of the broker/dealer asset class is very significant from a long-term perspective. Bear Stearns and Merrill Lynch were acquired by commercial banks, Lehman Brothers was allowed to fail, and Morgan Stanley and Goldman Sachs converted to become bank holding companies in order to more readily access Federal Reserve liquidity. The full implications of these changes have yet to be felt, but we think a less leveraged, less liquid and less creative financial market is likely over the next several years.

The Portfolio’s return for the 12-month period ended November 30, 2008 was 2.17%, compared to the 2.34% return of its benchmark, the Barclays Capital U.S. Intermediate Government Credit Index. Performance relative to peers was solid, particularly from an asset allocation perspective, as we avoided many of the higher beta asset classes that materially added to performance in 2005 and 2006. We favored Treasury and agency securities at the expense of the investment-grade credit sector, and largely avoided allocations to the high-yield sector after the first quarter of 2008. Securities selection was a negative factor and contributed to underperformance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL U.S. INTERMEDIATE GOV’T/CREDIT INDEX
ONE YEAR	2.17%	(0.57)%	2.34%
FIVE YEAR	3.33	2.44	3.79
TEN YEAR	4.51	3.86	5.16

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital U.S. Intermediate Government/Credit Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years.

PORTFOLIO MANAGER

COLIN A. ROBERTSON

With Northern Trust since 1999

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	NIBAX

INCEPTION DATE
CLASS A SHARES	8/1/97
CLASS D SHARES	10/2/98

TOTAL NET ASSETS	$25,805,529

NET ASSET VALUE
CLASS A SHARES	$19.55
CLASS D SHARES	19.12

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SHORT BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2008, confidence in the financial markets continued to deteriorate significantly. As a result, major equity indices fell to levels not seen since the mid-1990s, while bond index spreads expanded to unprecedented levels. As the financial contagion grew, the ability of both consumers and institutions to obtain financing grew more difficult, forcing several Wall Street firms to merge, declare bankruptcy or seek government assistance. With the markets in turmoil, the Federal Reserve and the U.S. Treasury acted quickly to try to restore investor confidence and provide market liquidity by increasing the size and number of existing liquidity facilities, placing Fannie Mae and Freddie Mac into conservatorship, and orchestrating economic stimulus.

The length and depth of the financial crisis led to fundamental deterioration in the global economy, with domestic job losses rising, the unemployment rate hitting 6.7% in November, and consumer spending and confidence falling. Consensus expectations call for fundamentals to worsen despite the unprecedented actions taken by the U.S. government.

With a return of 1.86%, the Portfolio underperformed the Barclays Capital 1-3 Year U.S. Government/Credit Index return of 3.98% for the 12-month period, with the bulk of underperformance occurring in January, February and September. Exposure to poor-performing sectors not represented in the benchmark — specifically AAA-rated commercial mortgage-backed securities — negatively impacted returns in January and February. In September, security selection contributed to underperformance. However, we believe that the Portfolio continues to be defensively positioned well versus its peers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX
ONE YEAR	1.86%	1.47%	3.98%
FIVE YEAR	3.03	2.63	3.68
TEN YEAR	4.08	3.67	4.71

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital 1-3 Year U.S. Government/ Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

PORTFOLIO MANAGER

COLIN A. ROBERTSON

With Northern Trust since 1999

FU ND FACTS (as of 11/30/08)

TICKER SYMBOL	BSBAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$115,917,938

NET ASSET VALUE
CLASS A SHARES	$18.11
CLASS D SHARES	18.07

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Prior to December 31, 2006, the name of the Portfolio was the Short-Intermediate Bond Portfolio. As of December 31, 2006, the average-weighted dollar maturity of the Portfolio’s investments is one to three years.

FIXED INCOME PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

U.S. GOVERNMENT SECURITIES PORTFOLIO FIXED INCOME PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

During the past 12 months, financial markets worldwide experienced a degree of stress not seen in decades. As financial contagion spread, balance sheets became stretched and liquidity dried up. Several Wall Street firms and large banks succumbed to the pressures, leading to mergers, bankruptcies and government bailouts. A reduction in leverage across a variety of asset classes and a general need for liquidity led to a massive flight to safety. The Federal Reserve and the U.S. Treasury placed the mortgage giants Fannie Mae and Freddie Mac into conservatorship, orchestrated a number of stimulus packages and drastically increased the size and number of existing liquidity facilities. Although Treasuries were the beneficiaries of increased demand, Treasury supply soared as federal budgets swelled.

What began as a financial crisis quickly spread to the world’s economies. Employers shed 1.9 million jobs during the period, housing continued to slide and consumer spending fell. A steep decline in commodity prices lessened pressures on headline inflation. However, deflationary signs have recently emerged. Treasuries benefited from aggressive rate cuts by the Federal Reserve. Although the Fed has been aggressive in both cutting rates and using non-standard operations, market participants are left contemplating the next steps available as overnight rates approach zero.

Over the 12-month period ended November 30, 2008, the Portfolio’s 7.15% return modestly lagged the 7.32% return of its benchmark, the Barclays Capital 1-5 Year U.S. Government Index. We believe that our yield curve and duration positioning with respect to agencies, as well as timely trading of mortgage-backed securities, benefited the portfolio.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT/INDEX
ONE YEAR	7.15%	6.65%	7.32%
FIVE YEAR	4.08	3.68	4.48
TEN YEAR	4.86	4.45	5.13

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Barclays Capital 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE

With Northern Trust since 1996

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BUSAX

INCEPTION DATE
CLASS A SHARES	4/5/93
CLASS D SHARES	9/15/94

TOTAL NET ASSETS	$72,203,311

NET ASSET VALUE
CLASS A SHARES	$20.34
CLASS D SHARES	20.28

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio are not guaranteed or insured by the U.S. Government.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	BOND PORTFOLIO	CORE BOND PORTFOLIO
ASSETS:
Investments, at cost	$375,965	$236,950
Investments, at value (1)	$374,243	$235,269
Cash	–	–
Interest income receivable	1,664	1,162
Receivable for securities sold	47,650	13,748
Receivable for fund shares sold	280	116
Receivable from affiliated administrator	–	2
Prepaid and other assets	9	3
Total Assets	423,846	250,300
LIABILITIES:
Cash overdraft	16,488	7,179
Payable upon return of securities loaned	40,138	25,113
Payable for securities purchased	44,075	29,301
Payable for when–issued securities	46,535	14,085
Payable for fund shares redeemed	7,212	–
Payable to affiliates:
Investment advisory fees	56	36
Co-administration fees	23	14
Custody and accounting fees	4	3
Transfer agent fees	2	1
Trustee fees	4	3
Accrued other liabilities	13	7
Total Liabilities	154,550	75,742
Net Assets	$269,296	$174,558
ANALYSIS OF NET ASSETS:
Capital stock	$298,198	$185,248
Undistributed net investment income	673	217
Accumulated undistributed net realized losses	(27,853)	(9,226)
Net unrealized appreciation (depreciation)	(1,722)	(1,681)
Net Assets	$269,296	$174,558
Net Assets:
Class A	$269,001	$174,556
Class C	208	1
Class D	87	1
Total Shares Outstanding (no par value, unlimited shares authorized):
Class A	14,058	18,407
Class C	11	–
Class D	5	–
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$19.14	$9.48
Class C	19.13	9.48
Class D	19.14	9.54

(1)	Amounts include value of securities loaned of $40,117, $24,886, $91,590, $5,176, $32,330, and $15,203, respectively.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

U.S. TREASURY INDEX PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	SHORT BOND PORTFOLIO	U.S. GOVERNMENT SECURITIES PORTFOLIO

$298,300	$40,578	$179,337	$105,430
$312,302	$40,033	$179,599	$106,137

–	–	65	–
1,837	179	893	412

–	4,968	37,677	7,701
797	–	2	2,320
	–	3	5
10	6	3	3
314,946	45,186	218,242	116,578

–	1,792	–	7,701

92,883	5,241	32,884	15,444
2,424	12,284	28,605	21,163
–	–	38,406	–

	43	2,380	34
27	6	25	14
18	3	10	6
3	2	2	2
2	–	1	–
2	3	3	3
8	7	8	8
95,367	19,381	102,324	44,375
$219,579	$25,805	$115,918	$72,203

$205,380	$27,499	$123,333	$71,785
205	29	84	46
(8)	(1,178)	(7,761)	(335)
14,002	(545)	262	707

$219,579	$25,805	$115,918	$72,203
$216,204	$25,801	$115,874	$72,092
3,318	–	–	–
57	4	44	111
9,338	1,320	6,397	3,544
143	–	–	–
2	–	2	5

$23.15	$19.55	$18.11	$20.34
23.17	–	–	–
23.07	19.12	18.07	20.28

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF OPERATIONS

Amounts in thousands	BOND PORTFOLIO	CORE BOND PORTFOLIO
INVESTMENT INCOME:
Interest income	$12,378	$9,141
Net income from securities loaned	398	280
Total Investment Income	12,776	9,421
EXPENSES:
Investment advisory fees	1,131	826
Co-administration fees	283	206
Custody and accounting fees	53	45
Transfer agent fees	29	21
Blue sky fees	29	32
SEC fees	–	4
Printing fees	7	7
Professional fees	12	12
Trustee fees and expenses	7	7
Shareholder servicing fees	1	–
Proxy expense	3	3
Other	10	10
Total Expenses	1,565	1,173
Less voluntary waivers of investment advisory fees	(424)	(310)
Less expenses reimbursed by affiliated administrator	(117)	(119)
Less custodian credits	(5)	(2)
Net Expenses	1,019	742
Net Investment Income	11,757	8,679
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(6,038)	(4,860)
Futures	1,488	1,073
Net change in unrealized appreciation (depreciation) on:
Investments	(3,055)	(2,917)
Net Gains (Losses) on Investments	(7,605)	(6,704)
Net Increase in Net Assets Resulting from Operations	$4,152	$1,975

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

U.S. TREASURY INDEX PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	SHORT BOND PORTFOLIO	U.S. GOVERNMENT SECURITIES PORTFOLIO

$6,411	$1,241	$4,305	$2,086
337	60	227	156
6,748	1,301	4,532	2,242
526	125	518	267

176	31	130	67
31	28	28	28
20	3	13	7
26	24	26	25
4	4	4	4
6	6	7	7
12	12	12	12
7	8	7	7
5	–	–	–
3	3	3	3
10	10	10	10
826	254	758	437
(263)	(47)	(194)	(100)
(98)	(94)	(97)	(96)
(1)	–	–	–
464	113	467	241
6,284	1,188	4,065	2,001

868	(196)	(1,295)	2,419
–	211	40	102
10,750	(572)	(396)	183
11,618	(557)	(1,651)	2,704
$17,902	$631	$2,414	$4,705

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND PORTFOLIO		CORE BOND PORTFOLIO
Amounts in thousands	2008	2007	2008	2007
OPERATIONS:
Net investment income	$11,757	$13,283	$8,679	$10,131
Net realized gains (losses)	(4,550)	(1,244)	(3,787)	(2,110)
Net change in unrealized appreciation (depreciation)	(3,055)	(592)	(2,917)	(412)
Net Increase in Net Assets Resulting from Operations	4,152	11,447	1,975	7,609
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(3,694)	27,043	(26,342)	13,513
Net increase (decrease) in net assets resulting from Class C share transactions	(120)	140	–	–
Net increase (decrease) in net assets resulting from Class D share transactions	(17)	(29)	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(3,831)	27,154	(26,342)	13,513
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(11,880)	(13,317)	(8,669)	(10,199)
Total Distributions to Class A Shareholders	(11,880)	(13,317)	(8,669)	(10,199)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(13)	(14)	–	–
Total Distributions to Class C Shareholders	(13)	(14)	–	–
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(4)	(6)	–	–
Total Distributions to Class D Shareholders	(4)	(6)	–	–
Total Increase (Decrease) in Net Assets	(11,576)	25,264	(33,036)	10,923
NET ASSETS:
Beginning of year	280,872	255,608	207,594	196,671
End of year	$269,296	$280,872	$174,558	$207,594
Accumulated Undistributed Net Investment Income	$673	$745	$217	$172

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO		INTERMEDIATE BOND PORTFOLIO		SHORT BOND PORTFOLIO		U.S. GOVERNMENT SECURITIES PORTFOLIO
2008	2007	2008	2007	2008	2007	2008	2007

$6,284	$2,415	$1,188	$1,609	$4,065	$7,944	$2,001	$3,123
868	(43)	15	(215)	(1,255)	(658)	2,521	186
10,750	2,975	(572)	(57)	(396)	575	183	232
17,902	5,347	631	1,337	2,414	7,861	4,705	3,541

75,222	79,083	(5,746)	1,258	(12,925)	(44,201)	2,241	(2,977)
1,482	434	–	–	–	–	–	–
(1,172)	237	(43)	(33)	(283)	34	(37)	(90)
75,532	79,754	(5,789)	1,225	(13,208)	(44,167)	2,204	(3,067)

(6,076)	(2,279)	(1,186)	(1,612)	(4,087)	(8,020)	(2,022)	(3,137)
(6,076)	(2,279)	(1,186)	(1,612)	(4,087)	(8,020)	(2,022)	(3,137)

(81)	(53)	–	–	–	–	–	–
(81)	(53)	–	–	–	–	–	–

(11)	(38)	(1)	(3)	(5)	(13)	(3)	(8)
(11)	(38)	(1)	(3)	(5)	(13)	(3)	(8)
87,266	82,731	(6,345)	947	(14,886)	(44,339)	4,884	(2,671)

132,313	49,582	32,150	31,203	130,804	175,143	67,319	69,990
$219,579	$132,313	$25,805	$32,150	$115,918	$130,804	$72,203	$67,319
$205	$89	$29	$28	$84	$98	$46	$55

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO	CLASS A
Selected per share data	2008(3)	2007(3)	2006(3)	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$19.66	$19.82	$19.57	$20.14	$20.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.81	1.02	0.97	0.97	0.92
Net realized and unrealized gains (losses)	(0.51)	(0.15)	0.28	(0.52)	0.07
Total from Investment Operations	0.30	0.87	1.25	0.45	0.99
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.82)	(1.03)	(1.00)	(1.02)	(0.99)
Total Distributions Paid	(0.82)	(1.03)	(1.00)	(1.02)	(0.99)
Net Asset Value, End of Year	$19.14	$19.66	$19.82	$19.57	$20.14
Total Return(2)	1.77%	4.47%	6.61%	2.24%	5.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$269,001	$280,428	$255,271	$303,091	$369,729
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income, net of waivers, reimbursements and credits	4.15%	5.22%	4.99%	4.84%	4.55%
Net investment income, before waivers, reimbursements and credits	3.96%	5.03%	4.80%	4.65%	4.36%
Portfolio Turnover Rate	570.64%	604.49%	680.00%	328.83%	163.71%

	CLASS C
Selected per share data	2008(3)	2007(3)	2006(3)	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$19.65	$19.81	$19.56	$20.14	$20.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.77	0.98	0.91	0.93	0.84
Net realized and unrealized gains (losses)	(0.52)	(0.17)	0.30	(0.56)	0.10
Total from Investment Operations	0.25	0.81	1.21	0.37	0.94
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.77)	(0.97)	(0.96)	(0.95)	(0.94)
Total Distributions Paid	(0.77)	(0.97)	(0.96)	(0.95)	(0.94)
Net Asset Value, End of Year	$19.13	$19.65	$19.81	$19.56	$20.14
Total Return(2)	1.58%	4.22%	6.37%	1.85%	4.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$208	$338	$201	$106	$3,772
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income, net of waivers, reimbursements and credits	3.91%	4.98%	4.75%	4.60%	4.31%
Net investment income, before waivers, reimbursements and credits	3.72%	4.79%	4.56%	4.41%	4.12%
Portfolio Turnover Rate	570.64%	604.49%	680.00%	328.83%	163.71%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BOND PORTFOLIO	CLASS D
Selected per share data	2008(3)	2007(3)	2006(3)	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$19.64	$19.79	$19.53	$20.10	$20.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.73	0.95	0.90	0.89	0.81
Net realized and unrealized gains (losses)	(0.49)	(0.17)	0.28	(0.52)	0.10
Total from Investment Operations	0.24	0.78	1.18	0.37	0.91
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.74)	(0.93)	(0.92)	(0.94)	(0.91)
Total Distributions Paid	(0.74)	(0.93)	(0.92)	(0.94)	(0.91)
Net Asset Value, End of Year	$19.14	$19.64	$19.79	$19.53	$20.10
Total Return(2)	1.48%	4.07%	6.24%	1.84%	4.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$87	$106	$136	$258	$365
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income, net of waivers, reimbursements and credits	3.76%	4.83%	4.60%	4.45%	4.16%
Net investment income, before waivers, reimbursements and credits	3.57%	4.64%	4.41%	4.26%	3.97%
Portfolio Turnover Rate	570.64%	604.49%	680.00%	328.83%	163.71%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

CORE BOND PORTFOLIO	CLASS A
Selected per share data	2008	2007		2006	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$9.79	$9.93		$9.83	$10.05	$10.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.41	0.49		0.47	0.41	0.40
Net realized and unrealized gains (losses)	(0.31)	(0.13)		0.10	(0.20)	0.02
Total from Investment Operations	0.10	0.36		0.57	0.21	0.42
LESS DISTRIBUTIONS PAID:
From net investment income	(0.41)	(0.50)		(0.47)	(0.42)	(0.41)
From net realized gains	–	–		–	(0.01)	–
Total Distributions Paid	(0.41)	(0.50)		(0.47)	(0.43)	(0.41)
Net Asset Value, End of Year	$9.48	$9.79		$9.93	$9.83	$10.05
Total Return(1)	1.02%	3.76%		6.02%	2.15%	4.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$174,556	$207,592		$196,669	$156,072	$123,408
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36	%(2)	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.57%	0.57%		0.57%	0.58%	0.59%
Net investment income, net of waivers, reimbursements and credits	4.19%	5.07%		4.81%	4.14%	3.93%
Net investment income, before waivers, reimbursements and credits	3.98%	4.86%		4.60%	3.92%	3.70%
Portfolio Turnover Rate	681.34%	716.62%		817.80%	339.65%	150.99%

	CLASS C
Selected per share data	2008	2007		2006	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$9.76	$9.87		$9.78	$10.01	$10.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39	0.47		0.45	0.40	0.38
Net realized and unrealized gains (losses)	(0.30)	(0.14)		0.09	(0.21)	–
Total from Investment Operations	0.09	0.33		0.54	0.19	0.38
LESS DISTRIBUTIONS PAID:
From net investment income	(0.37)	(0.44)		(0.45)	(0.41)	(0.40)
From net realized gains	–	–		–	(0.01)	–
Total Distributions Paid	(0.37)	(0.44)		(0.45)	(0.42)	(0.40)
Net Asset Value, End of Year	$9.48	$9.76		$9.87	$9.78	$10.01
Total Return(1)	0.90%	3.48%		5.75%	1.88%	3.91%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1	$1		$1	$1	$1
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60	%(2)	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.81%	0.81%		0.81%	0.82%	0.83%
Net investment income, net of waivers, reimbursements and credits	3.95%	4.83%		4.57%	3.90%	3.69%
Net investment income, before waivers, reimbursements and credits	3.74%	4.62%		4.36%	3.68%	3.46%
Portfolio Turnover Rate	681.34%	716.62%		817.80%	339.65%	150.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

CORE BOND PORTFOLIO	CLASS D
Selected per share data	2008	2007		2006	2005(3)	2004(3)
Net Asset Value, Beginning of Year	$9.84	$9.95		$9.85	$10.06	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.45		0.45	0.40	0.38
Net realized and unrealized gains (losses)	(0.30)	(0.13)		0.09	(0.21)	–
Total from Investment Operations	0.06	0.32		0.54	0.19	0.38
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.43)		(0.44)	(0.39)	(0.38)
From net realized gains	–	–		–	(0.01)	–
Total Distributions Paid	(0.36)	(0.43)		(0.44)	(0.40)	(0.38)
Net Asset Value, End of Year	$9.54	$9.84		$9.95	$9.85	$10.06
Total Return(1)	0.57%	3.35%		5.70%	1.93%	3.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1	$1		$1	$1	$1
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75	%(2)	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.96%	0.96%		0.96%	0.97%	0.98%
Net investment income, net of waivers, reimbursements and credits	3.80%	4.68%		4.42%	3.75%	3.54%
Net investment income, before waivers, reimbursements and credits	3.59%	4.47%		4.21%	3.53%	3.31%
Portfolio Turnover Rate	681.34%	716.62%		817.80%	339.65%	150.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average nets assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007	2006(2)	2005	2004
Net Asset Value, Beginning of Year	$21.79	$21.07	$20.99	$21.27	$21.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.79	0.88	0.89	0.80	0.76
Net realized and unrealized gains (losses)	1.35	0.72	0.08	(0.25)	(0.07)
Total from Investment Operations	2.14	1.60	0.97	0.55	0.69
LESS DISTRIBUTIONS PAID:
From net investment income	(0.78)	(0.88)	(0.89)	(0.80)	(0.76)
From net realized gains	–	–	–	(0.03)	(0.27)
Total Distributions Paid	(0.78)	(0.88)	(0.89)	(0.83)	(1.03)
Net Asset Value, End of Year	$23.15	$21.79	$21.07	$20.99	$21.27
Total Return(1)	10.10%	7.83%	4.78%	2.60%	3.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year	$216,204	$129,448	$47,481	$49,372	$41,638
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses, before waivers, reimbursements and credits	0.47%	0.55%	0.57%	0.57%	0.56%
Net investment income, net of waivers, reimbursements and credits	3.57%	4.37%	4.27%	3.81%	3.47%
Net investment income, before waivers, reimbursements and credits	3.36%	4.08%	3.96%	3.50%	3.17%
Portfolio Turnover Rate	33.07%	36.29%	39.97%	61.26%	45.64%

	CLASS C
Selected per share data	2008(2)	2007	2006(2)	2005	2004
Net Asset Value, Beginning of Year	$21.80	$21.07	$20.98	$21.26	$21.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.74	0.87	0.84	0.75	0.69
Net realized and unrealized gains (losses)	1.36	0.68	0.09	(0.25)	(0.06)
Total from Investment Operations	2.10	1.55	0.93	0.50	0.63
LESS DISTRIBUTIONS PAID:
From net investment income	(0.73)	(0.82)	(0.84)	(0.75)	(0.70)
From net realized gains	–	–	–	(0.03)	(0.27)
Total Distributions Paid	(0.73)	(0.82)	(0.84)	(0.78)	(0.97)
Net Asset Value, End of Year	$23.17	$21.80	$21.07	$20.98	$21.26
Total Return(1)	9.85%	7.61%	4.58%	2.35%	2.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year	$3,318	$1,679	$1,191	$1,458	$1,450
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses, before waivers, reimbursements and credits	0.71%	0.79%	0.81%	0.81%	0.80%
Net investment income, net of waivers, reimbursements and credits	3.33%	4.13%	4.03%	3.57%	3.23%
Net investment income, before waivers, reimbursements and credits	3.12%	3.84%	3.72%	3.26%	2.93%
Portfolio Turnover Rate	33.07%	36.29%	39.97%	61.26%	45.64%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO	CLASS D
Selected per share data	2008(2)	2007	2006(2)	2005	2004
Net Asset Value, Beginning of Year	$21.72	$20.99	$20.96	$21.24	$21.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.77	0.81	0.80	0.72	0.65
Net realized and unrealized gains (losses)	1.27	0.70	0.04	(0.25)	(0.06)
Total from Investment Operations	2.04	1.51	0.84	0.47	0.59
LESS DISTRIBUTIONS PAID:
From net investment income	(0.69)	(0.78)	(0.81)	(0.72)	(0.67)
From net realized gains	–	–	–	(0.03)	(0.27)
Total Distributions Paid	(0.69)	(0.78)	(0.81)	(0.75)	(0.94)
Net Asset Value, End of Year	$23.07	$21.72	$20.99	$20.96	$21.24
Total Return(1)	9.62%	7.45%	4.12%	2.20%	2.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$57	$1,186	$910	$2,087	$2,837
Ratio to average net assets of:(1)
Expenses, net of waivers, reimbursements and credits	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses, before waivers, reimbursements and credits	0.86%	0.94%	0.96%	0.96%	0.95%
Net investment income, net of waivers, reimbursements and credits	3.18%	3.98%	3.88%	3.42%	3.08%
Net investment income, before waivers, reimbursements and credits	2.97%	3.69%	3.57%	3.11%	2.78%
Portfolio Turnover Rate	33.07%	36.29%	39.97%	61.26%	45.64%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE BOND PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$19.89	$20.07	$20.03	$20.48	$20.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.74	1.01	0.97	0.79	0.73
Net realized and unrealized gains (losses)	(0.34)	(0.17)	0.04	(0.45)	(0.05)
Total from Investment Operations	0.40	0.84	1.01	0.34	0.68
LESS DISTRIBUTIONS PAID:
From net investment income	(0.74)	(1.02)	(0.97)	(0.79)	(0.73)
Total Distributions Paid	(0.74)	(1.02)	(0.97)	(0.79)	(0.73)
Net Asset Value, End of Year	$19.55	$19.89	$20.07	$20.03	$20.48
Total Return(1)	2.17%	4.30%	5.19%	1.66%	3.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$25,801	$32,103	$31,123	$36,798	$33,215
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.81%	0.78%	0.77%	0.72%	0.70%
Net investment income, net of waivers, reimbursements and credits	3.77%	5.12%	4.85%	3.91%	3.48%
Net investment income, before waivers, reimbursements and credits	3.32%	4.70%	4.44%	3.55%	3.14%
Portfolio Turnover Rate	558.33%	371.48%	392.92%	297.81%	140.90%

	CLASS D
Selected per share data	2008(2)	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$19.88	$20.06	$20.02	$20.47	$20.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.81	0.95	0.89	0.72	0.65
Net realized and unrealized gains (losses)	(0.95)	(0.21)	0.04	(0.46)	(0.05)
Total from Investment Operations	(0.14)	0.74	0.93	0.26	0.60
LESS DISTRIBUTIONS PAID:
From net investment income	(0.62)	(0.92)	(0.89)	(0.71)	(0.65)
Total Distributions Paid	(0.62)	(0.92)	(0.89)	(0.71)	(0.65)
Net Asset Value, End of Year	$19.12	$19.88	$20.06	$20.02	$20.47
Total Return(1)	(0.57)%	3.79%	4.79%	1.27%	3.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4	$47	$80	$100	$118
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	1.20%	1.17%	1.16%	1.11%	1.09%
Net investment income, net of waivers, reimbursements and credits	3.38%	4.73%	4.46%	3.52%	3.09%
Net investment income, before waivers, reimbursements and credits	2.93%	4.31%	4.05%	3.16%	2.75%
Portfolio Turnover Rate	558.33%	371.48%	392.92%	297.81%	140.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR FISCAL YEARS ENDED NOVEMBER 30,

SHORT BOND PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$18.35	$18.33	$18.24	$18.68	$18.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.57	0.87	0.81	0.65	0.53
Net realized and unrealized gains (losses)	(0.23)	0.03	0.09	(0.44)	(0.14)
Total from Investment Operations	0.34	0.90	0.90	0.21	0.39
LESS DISTRIBUTIONS PAID:
From net investment income	(0.58)	(0.88)	(0.81)	(0.65)	(0.53)
Total Distributions Paid	(0.58)	(0.88)	(0.81)	(0.65)	(0.53)
Net Asset Value, End of Year	$18.11	$18.35	$18.33	$18.24	$18.68
Total Return(1)	1.86%	5.03%	5.05%	1.16%	2.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$115,874	$130,477	$174,851	$151,500	$178,519
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.58%	0.56%	0.57%	0.57%	0.56%
Net investment income, net of waivers, reimbursements and credits	3.13%	4.76%	4.49%	3.50%	2.85%
Net investment income, before waivers, reimbursements and credits	2.91%	4.56%	4.28%	3.29%	2.65%
Portfolio Turnover Rate	508.41%	168.98%	446.57%	271.88%	199.57%

	CLASS D
Selected per share data	2008(2)	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$18.30	$18.27	$18.19	$18.62	$18.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.52	0.79	0.73	0.58	0.45
Net realized and unrealized gains (losses)	(0.26)	0.03	0.09	(0.43)	(0.13)
Total from Investment Operations	0.26	0.82	0.82	0.15	0.32
LESS DISTRIBUTIONS PAID:
From net investment income	(0.49)	(0.79)	(0.74)	(0.58)	(0.46)
Total Distributions Paid	(0.49)	(0.79)	(0.74)	(0.58)	(0.46)
Net Asset Value, End of Year	$18.07	$18.30	$18.27	$18.19	$18.62
Total Return(1)	1.47%	4.60%	4.61%	0.82%	1.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$44	$327	$292	$246	$285
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	0.97%	0.95%	0.96%	0.96%	0.95%
Net investment income, net of waivers, reimbursements and credits	2.74%	4.37%	4.10%	3.11%	2.46%
Net investment income, before waivers, reimbursements and credits	2.52%	4.17%	3.89%	2.90%	2.26%
Portfolio Turnover Rate	508.41%	168.98%	446.57%	271.88%	199.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO	CLASS A
Selected per share data	2008	2007		2006		2005	2004(3)
Net Asset Value, Beginning of Year	$19.57	$19.48		$19.33		$19.78	$20.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.60	0.89		0.84		0.64	0.48
Net realized and unrealized gains (losses)	0.77	0.10		0.16		(0.42)	(0.14)
Total from Investment Operations	1.37	0.99		1.00		0.22	0.34
LESS DISTRIBUTIONS PAID:
From net investment income	(0.60)	(0.90)		(0.85)		(0.67)	(0.50)
From net realized gains	–	–		–		–	(0.30)
Total Distributions Paid	(0.60)	(0.90)		(0.85)		(0.67)	(0.80)
Net Asset Value, End of Year	$20.34	$19.57		$19.48		$19.33	$19.78
Total Return(1)	7.15%	5.25%		5.31%		1.11%	1.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72,092	$67,176		$69,757		$76,622	$116,558
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.36%	0.36	%(2)	0.36	%(2)	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.65%	0.63%		0.63%		0.59%	0.58%
Net investment income, net of waivers, reimbursements and credits	2.99%	4.61%		4.35%		3.25%	2.39%
Net investment income, before waivers, reimbursements and credits	2.70%	4.34%		4.08%		3.02%	2.17%
Portfolio Turnover Rate	1,243.35%	1,322.04%		841.27%		226.32%	206.62%

	CLASS D
Selected per share data	2008	2007		2006		2005	2004(3)
Net Asset Value, Beginning of Year	$19.53	$19.41		$19.26		$19.71	$20.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.56	0.86		0.81		0.57	0.40
Net realized and unrealized gains (losses)	0.72	0.06		0.11		(0.43)	(0.14)
Total from Investment Operations	1.28	0.92		0.92		0.14	0.26
LESS DISTRIBUTIONS PAID:
From net investment income	(0.53)	(0.80)		(0.77)		(0.59)	(0.42)
From net realized gains	–	–		–		–	(0.30)
Total Distributions Paid	(0.53)	(0.80)		(0.77)		(0.59)	(0.72)
Net Asset Value, End of Year	$20.28	$19.53		$19.41		$19.26	$19.71
Total Return(1)	6.65%	4.90%		4.91%		0.71%	1.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$111	$143		$233		$438	$717
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.75%	0.75	%(2)	0.75	%(2)	0.75%	0.75%
Expenses, before waivers, reimbursements and credits	1.04%	1.02%		1.02%		0.98%	0.97%
Net investment income, net of waivers, reimbursements and credits	2.60%	4.22%		3.96%		2.86%	2.00%
Net investment income, before waivers, reimbursements and credits	2.31%	3.95%		3.69%		2.63%	1.78%
Portfolio Turnover Rate	1,243.35%	1,322.04%		841.27%		226.32%	206.62%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expense ratio includes custodian credits of approximately $12,000 and $8,000, which represents 0.02% and 0.01% of average net assets for the fiscal years ended November 30, 2007 and November 30, 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 13.1%

Agriculture – 0.5%

Philip Morris International, Inc., 4.88%, 5/16/13†	$930	$889

5.65%, 5/16/18†	450	404
		1,293

Banks – 0.2%

Bank of America Corp.,

5.65%, 5/1/18	430	399

8.00%, 12/29/49†	330	229
		628

Commercial Services – 0.2%

Erac USA Finance Co., 7.00%, 10/15/37(1) (2) †	725	434

Diversified Financial Services – 4.6%

ANZ Capital Trust, 4.48%, 1/29/49(1) (2)	1,325	1,024

Bear Stearns (The) Cos., Inc., 7.25%, 2/1/18	595	602

Citigroup Capital XXI, 8.30%, 12/21/57	905	546

Countrywide Home Loans, Inc., 4.00%, 3/22/11†	1,125	1,050

General Electric Capital Corp., 5.63%, 9/15/17†	3,975	3,679

Goldman Sachs Group (The), Inc.,

3.25%, 6/15/12	3,680	3,685

6.15%, 4/1/18	790	645

Merrill Lynch & Co., Inc., 6.15%, 4/25/13	395	374
Power Receivable Finance LLC, 6.29%, 1/1/12(1) (2)	770	752
		12,357

Electric – 1.3%

Duke Energy Carolinas LLC, 7.00%, 11/15/18	940	991

Florida Power Corp., 6.40%, 6/15/38†	1,305	1,254
Nevada Power Co., 6.50%, 8/1/18	1,315	1,199
		3,444

Holding Companies – Diversified - 0.1%
Capmark Financial Group, Inc., 6.30%, 5/10/17	1,370	383

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 13.1% continued

Insurance – 0.3%
Berkshire Hathaway Finance Corp., 5.00%, 8/15/13(1) (2)	$915	$909

Media – 1.4%

News America, Inc., 6.65%, 11/15/37	1,440	1,155

Time Warner Cable, Inc.,

5.85%, 5/1/17	1,405	1,179

8.75%, 2/14/19†	1,355	1,331
		3,665

Metal Fabrication/Hardware – 0.2%
Commercial Metals Co., 7.35%, 8/15/18	655	471

Mining – 0.3%

Alcoa, Inc., 6.00%, 7/15/13	895	768

Oil & Gas – 1.3%

Premcor Refining Group (The), Inc., 6.75%, 5/1/14	2,370	2,201
XTO Energy, Inc., 4.63%, 6/15/13	1,405	1,267
		3,468

Oil & Gas Services – 0.6%

Cameron International Corp.,

6.38%, 7/15/18†	1,290	1,146

7.00%, 7/15/38	695	555
		1,701

Pharmaceuticals – 0.7%

GlaxoSmithKline Capital, Inc.,

5.65%, 5/15/18†	745	718

6.38%, 5/15/38†	1,345	1,273
		1,991

Pipelines – 0.2%
Williams Cos., Inc., 7.63%, 7/15/19†	630	482

Real Estate Investment Trusts – 0.0%
iStar Financial, Inc., 5.88%, 3/15/16†	430	159

Telecommunications – 1.2%
AT&T, Inc., 5.50%, 2/1/18†	660	569

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 13.1% continued

Telecommunications – 1.2% continued

Verizon Communications, Inc.,

5.50%, 4/1/17	$675	$570

8.95%, 3/1/39	435	446

Verizon Wireless, 8.50%, 11/15/18(1) (2) †	1,565	1,579
		3,164
Total Corporate Bonds
(Cost $39,371)		35,317

FOREIGN ISSUER BONDS – 3.0%

Beverages – 0.2%

Diageo Capital PLC, 5.20%, 1/30/13	555	532

Diversified Financial Services – 0.5%

BP Capital Markets PLC, 5.25%, 11/7/13	1,340	1,344

Insurance – 0.5%

Allied World Assurance Holdings Ltd. of Bermuda, 7.50%, 8/1/16	845	663

Catlin Insurance Co. Ltd., 7.25%, 1/19/17(1) (2)	1,270	328

XL Capital Ltd., 6.50%, 4/15/17	1,735	521
		1,512

Iron/Steel – 0.5%

ArcelorMittal, 5.38%, 6/1/13	1,760	1,266

Media – 0.3%

Thomson Reuters Corp., 5.95%, 7/15/13	755	717

Mining – 0.5%

Rio Tinto Finance USA Ltd., 5.88%, 7/15/13†	1,690	1,314

Oil & Gas – 0.5%

Petro-Canada, 6.80%, 5/15/38	1,765	1,255
Total Foreign Issuer Bonds
(Cost $11,665)		7,940

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 52.8% (3)

Fannie Mae – 34.2%

Pool #255452, 5.50%, 10/1/19	$1,730	$1,767

Pool #545437, 7.00%, 2/1/32	11	11

Pool #585617, 7.00%, 5/1/31	—	—

Pool #725424, 5.50%, 4/1/34	6,979	7,110

Pool #725787, 5.00%, 9/1/19	4,553	4,628

Pool #735893, 5.00%, 10/1/35	5,380	5,422

Pool #829125, 5.50%, 10/1/35	3,118	3,173

Pool #831810, 6.00%, 9/1/36	4,253	4,351

Pool #869217, 5.45%, 2/1/36	2,880	2,919

Pool #871232, 6.00%, 4/1/36	3,574	3,656

Pool #889150, 5.50%, 1/1/38	9,764	9,932

Pool #889843, 5.00%, 12/1/34	2,930	2,956

Pool #890001, 5.00%, 2/1/38	6,077	6,126

Pool #890009, 5.50%, 9/1/36	4,128	4,206

Pool #893082, 5.82%, 9/1/36	1,885	1,917

Pool #944500, 5.50%, 7/1/37	4,778	4,861

Pool #955782, 6.50%, 10/1/37	2,190	2,254

Pool #968158, 6.50%, 1/1/38	1,675	1,724

Pool #968160, 6.50%, 1/1/38	2,192	2,255

Pool TBA,

5.00%, 12/1/23(4)	2,047	2,070

4.50%, 12/31/23(4)	6,584	6,582

6.00%, 12/31/30(4)	8,405	8,591

5.50%, 12/31/38(4)	5,501	5,592
		92,103

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 52.8% (3) continued

Federal Home Loan Bank – 3.5%

3.38%, 8/13/10	$2,820	$2,874

3.63%, 7/1/11	3,370	3,457

3.63%, 5/29/13	3,000	3,056
		9,387

Freddie Mac – 7.9%

3.25%, 7/16/10	4,446	4,528

3.13%, 10/25/10	7,149	7,253

4.75%, 1/19/16	1,376	1,454

Pool #1B3575, 6.06%, 9/1/37	1,709	1,707

Pool #1G2296, 6.18%, 11/1/37	2,449	2,467

Pool #1J0365, 5.92%, 4/1/37	1,777	1,833

Pool #1J2840, 5.97%, 9/1/37	1,934	1,971
		21,213

Freddie Mac Gold – 6.7%

Pool #A61560, 5.50%, 10/1/36	4,072	4,136

Pool #A62213, 6.00%, 6/1/37	2,930	2,995

Pool #A65182, 6.50%, 9/1/37	1,021	1,051

Pool #C00910, 7.50%, 1/1/30	547	576

Pool #C02790, 6.50%, 4/1/37	1,938	1,996

Pool #C02838, 5.50%, 5/1/37	2,988	3,034

Pool #G02869, 5.00%, 11/1/35	4,311	4,338
		18,126

Government National Mortgage Association – 0.5%

Pool #486873, 6.50%, 1/15/29	—	—

Pool #627123, 5.50%, 3/15/34	1,241	1,267
		1,267
Total U.S. Government Agencies
(Cost $139,468)		142,096

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 28.2%

U.S. Treasury Bonds – 3.6%

4.38%, 2/15/38 †	$8,483	$9,828

U.S. Treasury Notes—24.6%

1.25%, 11/30/10	17,330	17,400

2.00%, 11/30/13	24,832	24,873

4.00%, 2/15/15 †	1,216	1,345

5.13%, 5/15/16 †	10,774	12,610

3.75%, 11/15/18 †	9,276	9,901
		66,129
Total U.S. Government Obligations
(Cost $72,528)		75,957

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 14.9%

Northern Institutional Funds – Liquid Assets Portfolio (5) (6)	40,137,566	$40,138
Total Investment Companies
(Cost $40,138)		40,138

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 27.0%

Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$72,795	$72,795
Total Short-Term Investments
(Cost $72,795)		72,795
Total Investments – 139.0%
(Cost $375,965)		374,243
Liabilities less Other Assets—(39.0)%		(104,947)
NET ASSETS – 100.0%		$269,296

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Restricted security that has been deemed illiquid. At November 30, 2008, the value of these restricted illiquid securities amounted to approximately $5,026,000 or 1.9% of net assets. Prices have been provided by independent pricing services, and the inputs used in determining those prices have been characterized as Level 2 inputs for purposes of SFAS 157 (e.g. quoted prices in active markets for similiar securities, commonly quoted benchmark interest rates and yield curves, and/or securities indices). See notes to Schedule of Investments. Additional information on each restricted illiquid security is as follows:

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued	NOVEMBER 30, 2008

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

ANZ Capital Trust, 4.48%, 1/29/49	9/21/06	$1,286

Berkshire Hathaway Finance Corp., 5.00%, 8/15/13	7/30/08	912

Catlin Insurance Co. Ltd., 7.25%, 1/19/17	1/11/07 - 6/27/07	1,257

Erac USA Finance Co., 7.00%, 10/15/37	10/10/07	719

Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03	770

Verizon Wireless, 8.50%, 11/15/18	11/18/08	1,548

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)	When-Issued Security.
(5)	Investment relates to cash collateral received from portfolio securities loaned.
(6)	Investment in affiliated portfolio.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the credit quality distribution (unaudited) for the Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	87.0%
AA	1.5
A	4.5
BBB	6.9
BB	0.1

Total	100.0%

* Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 — Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Bond Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$40,138	$–

Level 2	334,105	–

Level 3	–	–

Total	$374,243	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 13.2%

Agriculture – 0.3%

Philip Morris International, Inc.,

4.88%, 5/16/13†	$355	$340

5.65%, 5/16/18†	280	251
		591

Banks – 0.3%

Bank of America Corp.,

5.65%, 5/1/18†	330	306

8.00%, 12/29/49	205	142
		448

Commercial Services – 0.1%

Erac USA Finance Co., 7.00%, 10/15/37(1) (2)	455	273

Diversified Financial Services – 4.7%

ANZ Capital Trust, 4.48%, 1/29/49(2)	915	707

Bear Stearns (The) Cos., Inc., 7.25%, 2/1/18	450	456

Citigroup Capital XXI, 8.30%, 12/21/57	570	344

Countrywide Home Loans, Inc., 4.00%, 3/22/11	600	560

General Electric Capital Corp., 5.63%, 9/15/17†	2,500	2,314

Goldman Sachs Group, Inc.,

3.25%, 6/15/12	2,325	2,328

6.15%, 4/1/18	495	404

Merrill Lynch & Co., Inc., 6.15%, 4/25/13	310	293

Nelnet, Inc., 5.13%, 6/1/10	930	561

Power Receivable Finance LLC, 6.29%, 1/1/12(2)	168	164
		8,131

Electric – 1.3%

Duke Energy Carolinas LLC, 7.00%, 11/15/18	595	627

Florida Power Corp., 6.40%, 6/15/38†	955	918

Nevada Power Co., 6.50%, 8/1/18	815	743
		2,288

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 13.2% continued

Holding Companies - Diversified – 0.2%

Capmark Financial Group, Inc., 6.30%, 5/10/17	$1,015	$284

Insurance – 0.4%

Berkshire Hathaway Finance Corp., 5.00%, 8/15/13(2)	670	666

Media – 1.3%

News America, Inc., 6.65%, 11/15/37	935	750

Time Warner Cable, Inc.,

5.85%, 5/1/17	810	680

8.75%, 2/14/19†	850	835
		2,265

Metal Fabrication/Hardware – 0.2%

Commercial Metals Co., 7.35%, 8/15/18	480	345

Mining – 0.2%

Alcoa, Inc., 6.00%, 7/15/13	485	416

Oil & Gas – 1.2%

Premcor Refining Group (The), Inc., 6.75%, 5/1/14	1,500	1,393

XTO Energy, Inc., 4.63%, 6/15/13	880	793
		2,186

Oil & Gas Services – 0.7%

Cameron International Corp.,

6.38%, 7/15/18	945	840

7.00%, 7/15/38	505	403
		1,243

Pharmaceuticals – 0.6%

GlaxoSmithKline Capital, Inc.,

5.65%, 5/15/18†	185	178

6.38%, 5/15/38†	860	814
		992

Pipelines – 0.2%

Williams Cos., Inc., 7.63%, 7/15/19†	475	363

Real Estate Investment Trusts – 0.1% iStar Financial, Inc., 5.88%, 3/15/16†	340	126

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 13.2% continued

Telecommunications – 1.4%

AT&T, Inc.,

5.50%, 2/1/18 †	$415	$358

Verizon Communications, Inc.,

5.50%, 4/1/17 †	425	359

8.95%, 3/1/39 †	290	297

Verizon New Jersey, Inc.,

5.88%, 1/17/12 †	510	478

Verizon Wireless,

8.50%, 11/15/18 (2) †	985	994
		2,486
Total Corporate Bonds
(Cost $26,222)		23,103

FOREIGN ISSUER BONDS – 2.8%

Beverages – 0.2%

Diageo Capital PLC,

5.20%, 1/30/13	360	345

Diversified Financial Services – 0.5%

BP Capital Markets PLC,

5.25%, 11/7/13	830	832

Insurance – 0.7%

Allied World Assurance Holdings Ltd. of Bermuda,

7.50%, 8/1/16	825	647

Catlin Insurance Co. Ltd.,

7.25%, 1/19/17 (2)	995	257

XL Capital Ltd.,

6.50%, 12/31/49	1,345	404
		1,308

Iron/Steel – 0.3%

ArcelorMittal,

5.38%, 6/1/13 (1) (2)	715	514

Media – 0.3%

Thomson Reuters Corp.,

5.95%, 7/15/13 †	560	532

Mining – 0.5%

Rio Tinto Finance USA Ltd.,

5.88%, 7/15/13	1,070	832

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS - 2.8% continued

Oil & Gas - 0.3%

Petro-Canada,

6.80%, 5/15/38	$690	$491
Total Foreign Issuer Bonds
(Cost $7,383)		4,854

U.S. GOVERNMENT AGENCIES - 53.3% (3)

Fannie Mae - 31.6%

Pool #255452,

5.50%, 10/1/19	1,016	1,038

Pool #535714,

7.50%, 1/1/31	48	51

Pool #555599,

7.00%, 4/1/33	108	113

Pool #656035,

7.50%, 9/1/32	42	44

Pool #712130,

7.00%, 6/1/33	58	60

Pool #725424,

5.50%, 4/1/34	3,948	4,022

Pool #725787,

5.00%, 9/1/19	1,634	1,661

Pool #735893,

5.00%, 10/1/35	1,579	1,591

Pool #794338,

6.00%, 9/1/34	979	1,003

Pool #797773,

5.00%, 3/1/20	150	152

Pool #829125,

5.50%, 10/1/35	2,451	2,495

Pool #831810,

6.00%, 9/1/36	3,493	3,573

Pool #845182,

5.50%, 11/1/35	2,445	2,489

Pool #869217,

5.45%, 2/1/36	2,163	2,192

Pool #869801,

5.50%, 4/1/21	389	397

Pool #871232,

6.00%, 4/1/36	3,386	3,464

Pool #889150,

5.50%, 1/1/38	5,224	5,314

Pool #889843,

5.00%, 12/1/34	1,968	1,986

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 53.3% (3) continued

Fannie Mae – 31.6% continued

Pool #890001,

5.00%, 2/1/38	$4,152	$4,183

Pool #890009,

5.50%, 9/1/36	2,914	2,969

Pool #893082,

5.82%, 9/1/36	851	865

Pool #944500,

5.50%, 7/1/37	2,661	2,707

Pool #968158,

6.50%, 1/1/38	1,241	1,277

Pool #968160,

6.50%, 1/1/38	1,624	1,671

Pool TBA,

5.00%, 12/1/23(4)	1,294	1,309

4.50%, 12/31/23(4)	2,888	2,887

6.00%, 12/15/38(4)	3,827	3,912

5.50%, 12/31/38(4)	1,726	1,755
		55,180

Federal Home Loan Bank – 3.3%

3.38%, 8/13/10	562	573

3.63%, 7/1/11	2,610	2,677

3.63%, 5/29/13	2,400	2,445
		5,695

Freddie Mac – 9.5%

3.25%, 7/16/10	3,230	3,289

3.13%, 10/25/10	4,735	4,804

4.63%, 10/25/12	443	468

4.75%, 1/19/16	1,054	1,114

Pool #1B3575,

6.06%, 9/1/37	1,471	1,469

Pool #1G2296,

6.18%, 11/1/37	1,989	2,004

Pool #1J0365,

5.92%, 4/1/37	1,403	1,447

Pool #1J2840,

5.99%, 9/1/37	1,934	1,971
		16,566

Freddie Mac Gold – 8.6%

Pool #A61560,

5.50%, 10/1/36	3,416	3,469

Pool #A62213,

6.00%, 6/1/37	1,953	1,996

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 53.3% (3) continued

Freddie Mac Gold – 8.6% continued

Pool #A65182,

6.50%, 9/1/37	$2,330	$2,400

Pool #C02790,

6.50%, 4/1/37	1,523	1,569

Pool #C02838,

5.50%, 5/1/37	2,364	2,400

Pool #G02869,

5.00%, 11/1/35	3,233	3,254
		15,088

Government National Mortgage Association – 0.3%

Pool #604183,

5.50%, 4/15/33	52	54

Pool #627123,

5.50%, 3/15/34	457	466

Pool #633627,

5.50%, 9/15/34	65	66
		586
Total U.S. Government Agencies
(Cost $91,276)		93,115

U.S. GOVERNMENT OBLIGATIONS – 26.1%

U.S. Treasury Bonds – 3.6%

4.38%, 2/15/38†	5,386	6,240

U.S. Treasury Notes – 22.5%

1.25%, 11/30/10	7,038	7,067

3.38%, 11/30/12†	410	444

2.00%, 11/30/13	17,986	18,015

4.00%, 2/15/15†	2,080	2,301

5.13%, 5/15/16†	2,833	3,316

3.75%, 11/15/18†	7,581	8,091
		39,234
Total U.S. Government Obligations
(Cost $43,346)		45,474

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 14.4%
Northern Institutional Funds – Liquid Assets Portfolio (5) (6)	25,112,918	$25,113
Total Investment Companies
(Cost $25,113)		25,113

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 25.0%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$43,610	$43,610
Total Short-Term Investments
(Cost $43,610)		43,610

Total Investments – 134.8%
(Cost $236,950)		235,269
Liabilities less Other Assets – (34.8)%		(60,711)
NET ASSETS – 100.0%		$174,558

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Restricted security that has been deemed illiquid. At November 30, 2008, the value of these restricted illiquid securities amounted to approximately $3,575,000 or 2.10% of net assets. Prices have been provided by independent pricing services, and the inputs used in determining those prices have been characterized as Level 2 inputs for purposes of SFAS 157 (e.g. quoted prices in active markets for similiar securities, commonly quoted benchmark interest rates and yield curves, and/or securities indices). See notes to Schedule of Investments. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
ANZ Capital Trust,
4.48%, 1/29/49	9/21/06	$888
ArcelorMittal,
5.38%, 6/1/13	6/11/08	707
Berkshire Hathaway Finance Corp.,
5.00%, 8/15/13	7/30/08	668
Catlin Insurance Co. Ltd.,
7.25%, 1/19/17	1/11/07-6/27/07	987
Erac USA Finance Co.,
7.00%, 10/15/37	10/10/07	451
Power Receivable Finance LLC,
6.29%, 1/1/12	9/30/03	168
Verizon Wireless,
8.50%, 11/15/18	11/18/08	975

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)	When-Issued Security.
(5)	Investment relates to cash collateral received from portfolio securities loaned.
(6)	Investment in affiliated portfolio.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the credit quality distribution(unaudited) for the Core Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	86.7%
AA	1.5
A	4.7
BBB	6.7
BB	0.4

Total	100.0%

* Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Core Bond Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$25,113	$–

Level 2	210,156	–

Level 3	–	–

Total	$235,269	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 98.3%

U.S. Treasury Bonds – 22.6%

12.50%, 8/15/14	$1,000	$1,078

7.25%, 5/15/16†	1,500	1,924

8.88%, 8/15/17†	1,500	2,142

9.00%, 11/15/18	3,200	4,718

8.13%, 8/15/19	1,000	1,402

8.75%, 8/15/20	1,000	1,477

8.13%, 5/15/21†	2,000	2,866

8.00%, 11/15/21	2,600	3,722

7.63%, 11/15/22	1,500	2,124

6.25%, 8/15/23†	2,150	2,748

6.88%, 8/15/25†	2,000	2,817

6.50%, 11/15/26	1,500	2,047

6.13%, 11/15/27†	3,500	4,622

5.25%, 11/15/28	2,000	2,416

5.25%, 2/15/29†	1,100	1,330

6.25%, 5/15/30†	2,500	3,417

4.75%, 2/15/37†	1,250	1,518

5.00%, 5/15/37	3,000	3,780

4.38%, 2/15/38†	1,000	1,158
4.50%, 5/15/38†	2,000	2,366
		49,672

U.S. Treasury Notes – 75.7%

3.50%, 12/15/09	3,000	3,085

3.25%, 12/31/09†	5,000	5,134

2.13%, 1/31/10†	5,000	5,080

3.50%, 2/15/10†	1,100	1,138

4.75%, 2/15/10	1,500	1,573

6.50%, 2/15/10	900	961

2.00%, 2/28/10†	5,000	5,083

1.75%, 3/31/10†	1,000	1,015

2.13%, 4/30/10†	3,500	3,573

3.88%, 5/15/10†	2,100	2,195

2.88%, 6/30/10	4,500	4,642

3.88%, 7/15/10	3,000	3,150

2.75%, 7/31/10†	6,000	6,194

5.75%, 8/15/10†	1,100	1,192

2.38%, 8/31/10†	2,000	2,051

2.00%, 9/30/10†	2,000	2,040

4.25%, 10/15/10†	3,000	3,192

4.38%, 12/15/10†	3,500	3,747

5.00%, 2/15/11†	1,900	2,072

4.75%, 3/31/11†	2,500	2,717

4.88%, 5/31/11†	3,200	3,500

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 98.3% continued

U.S. Treasury Notes – 75.7% continued

4.88%, 7/31/11†	$3,000	$3,298

4.63%, 8/31/11†	4,000	4,378

4.63%, 10/31/11†	1,200	1,319

4.50%, 11/30/11†	3,000	3,281

4.63%, 2/29/12†	4,000	4,427

4.50%, 3/31/12†	1,000	1,105

4.50%, 4/30/12†	3,000	3,321

4.88%, 6/30/12†	1,000	1,125

4.13%, 8/31/12†	1,000	1,104

4.25%, 9/30/12†	1,200	1,335

3.88%, 10/31/12†	500	551

4.00%, 11/15/12†	950	1,052

3.63%, 12/31/12†	3,000	3,279

2.88%, 1/31/13†	300	319

2.75%, 2/28/13†	4,000	4,214

2.50%, 3/31/13	3,000	3,123

3.63%, 5/15/13	2,500	2,712

3.38%, 7/31/13†	4,000	4,288

4.25%, 8/15/13†	1,500	1,670

3.00%, 8/31/13†	3,000	3,175

3.13%, 9/30/13†	2,000	2,117

2.75%, 10/31/13†	1,800	1,871

4.25%, 11/15/13†	2,000	2,231

4.75%, 5/15/14†	1,500	1,719

4.25%, 8/15/14†	3,000	3,367

4.25%, 11/15/14†	3,000	3,386

4.00%, 2/15/15†	3,150	3,485

4.13%, 5/15/15†	3,000	3,332

4.25%, 8/15/15†	2,000	2,243

4.50%, 11/15/15†	1,250	1,429

4.50%, 2/15/16†	3,000	3,416

4.88%, 8/15/16†	1,500	1,725

4.63%, 2/15/17†	1,900	2,148

4.75%, 8/15/17†	3,500	3,981

4.25%, 11/15/17†	3,500	3,866

3.50%, 2/15/18†	4,000	4,183

3.88%, 5/15/18†	5,000	5,397

4.00%, 8/15/18†	3,500	3,816
		166,122
Total U.S. Government Obligations
(Cost $201,793)		215,794

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO continued	NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES- 42.3%

Northern Institutional Funds - Liquid Assets Portfolio (1) (2)	92,882,665	$92,883
Total Investment Companies
(Cost $92,882)		92,883

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS - 1.6%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$3,625	$3,625
Total Short-Term Investments
(Cost $3,625)		3,625

Total Investments - 142.2%
(Cost $298,300)		312,302
Liabilities less Other Assets — (42.2)%		(92,723)
NET ASSETS — 100.0%		$219,579

(1)	Investment relates to cash collateral received from portfolio securities loaned.
(2)	Investment in affiliated portfolio.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the credit quality distribution (unaudited) for the U.S. Treasury Index Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	100.0%

Total	100.0%

*	Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 — Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 — Other observable inputs (e.g., quoted prices in active markiets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the U.S. Treasury Index Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$92,883	$–

Level 2	219,419	–

Level 3	–	–

Total	$312,302	$–

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 23.3%

Agriculture – 0.2%
Philip Morris International, Inc., 4.88%, 5/16/13†	$65	$62

Banks – 0.6%

Bank of America Corp., 5.65%, 5/1/18†	135	125

8.00%, 12/29/49	35	24
		149

Beverages – 0.8%

Anheuser - Busch Cos., Inc., 5.50%, 1/15/18†	55	48
PepsiCo., Inc., 4.65%, 2/15/13†	155	156
		204

Chemicals – 0.5%
Praxair, Inc., 5.25%, 11/15/14†	135	132

Computers – 1.0%

Dell, Inc., 5.65%, 4/15/18(1) (2) †	145	123
Hewlett-Packard Co., 4.50%, 3/1/13	130	126
		249

Diversified Financial Services – 6.6%

ANZ Capital Trust, 4.48%, 1/29/49(1) (2)	150	116

Bear Stearns (The) Cos., Inc., 7.25%, 2/1/18	45	46

Countrywide Home Loans, Inc., 4.00%, 3/22/11	125	117

General Electric Capital Corp., 5.63%, 9/15/17	275	255

Goldman Sachs Group (The), Inc., 3.25%, 6/15/12	413	414

6.15%, 4/1/18	60	49

HSBC Finance Corp., 5.25%, 1/15/14†	270	253

JP Morgan Chase & Co., 5.75%, 1/2/13†	255	246

Merrill Lynch & Co., Inc., 6.15%, 4/25/13	175	165

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 23.3% continued

Diversified Financial Services – 6.6% continued
Power Receivable Finance LLC, 6.29%, 1/1/12(1) (2)	$44	$43
		1,704

Electric – 2.0%

Duke Energy Carolinas LLC, 5.10%, 4/15/18	100	93

7.00%, 11/15/18	75	79

Florida Power & Light Co., 5.55%, 11/1/17	95	95

Florida Power Corp., 5.65%, 6/15/18†	110	107
Nevada Power Co., 6.50%, 8/1/18	150	137
		511

Healthcare - Services – 0.5%
UnitedHealth Group, Inc., 4.88%, 3/15/15†	150	125

Holding Companies - Diversified – 0.2%
Capmark Financial Group, Inc., 6.30%, 5/10/17	150	42

Insurance – 1.0%

Berkshire Hathaway Finance Corp., 5.00%, 8/15/13(1) (2)	100	99
Protective Life Secured Trust, 4.85%, 8/16/10	165	161
		260

Media – 1.1%

Time Warner Cable, Inc., 5.85%, 5/1/17	165	139

8.75%, 2/14/19†	150	147
		286

Metal Fabrication/Hardware – 0.2%
Commercial Metals Co., 7.35%, 8/15/18	75	54

Mining – 0.2%
Alcoa, Inc., 6.00%, 7/15/13	70	60

Miscellaneous Manufacturing – 0.5%
General Electric Co., 5.25%, 12/6/17	150	137

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 23.3% continued

Oil & Gas – 2.2%

ConocoPhillips, 4.40%, 5/15/13†	$50	$48

Devon Financing Corp. ULC, 6.88%, 9/30/11	90	90

Premcor Refining Group (The), Inc., 6.75%, 5/1/14	330	307
XTO Energy, Inc., 4.63%, 6/15/13	135	122
		567

Oil & Gas Services – 0.5%

Cameron International Corp., 6.38%, 7/15/18	140	124

Pharmaceuticals – 1.1%

Abbott Laboratories, 5.60%, 11/30/17†	140	140

GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	65	63
Schering-Plough Corp., 6.00%, 9/15/17†	95	89
		292

Pipelines – 1.4%

Consolidated Natural Gas Co., 5.00%, 3/1/14	275	243

Kinder Morgan Energy Partners LP, 6.00%, 2/1/17	90	77
Williams Cos., Inc., 7.63%, 7/15/19†	45	35
		355

Real Estate Investment Trusts – 0.1%
iStar Financial, Inc., 5.88%, 3/15/16	50	18

Retail – 0.7%

Lowe’s Cos., Inc., 5.60%, 9/15/12†	110	111
Wal-Mart Stores, Inc., 4.25%, 4/15/13†	60	60
		171

Telecommunications – 1.9%

AT&T, Inc., 5.50%, 2/1/18	35	30

5.60%, 5/15/18†	95	82

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 23.3% continued

Telecommunications – 1.9% continued

Verizon Communications, Inc., 5.50%, 4/1/17	$55	$47

Verizon New England, Inc., 6.50%, 9/15/11	65	64

Verizon New Jersey, Inc., 5.88%, 1/17/12	150	141
Verizon Wireless, 8.50%, 11/15/18(1) (2) †	140	141
		505
Total Corporate Bonds
(Cost $6,513)		6,007
FOREIGN ISSUER BONDS – 3.9%

Beverages – 0.2%
Diageo Capital PLC, 5.20%, 1/30/13	50	48

Diversified Financial Services – 0.4%

BP Capital Markets PLC, 5.25%, 11/7/13	120	120

Insurance – 0.7%

Allied World Assurance Holdings Ltd. of Bermuda, 7.50%, 8/1/16	100	78

Catlin Insurance Co. Ltd., 7.25%, 1/19/17(1) (2)	155	40
XL Capital Ltd., 6.50%, 12/31/49	215	65
		183

Iron/Steel – 0.5%
ArcelorMittal, 5.38%, 6/1/13	180	130

Media – 0.3%
Thomson Reuters Corp., 5.95%, 7/15/13	80	76

Mining – 0.6%
Rio Tinto Finance USA Ltd., 5.88%, 7/15/13	190	148

Oil & Gas – 0.4%

Petro-Canada, 6.05%, 5/15/18	75	59

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS - 3.9% continued

Oil & Gas - 0.4% continued
Suncor Energy, Inc., 6.10%, 6/1/18	$55	$46
		105

Telecommunications - 0.8%
Telefonos de Mexico S.A. de CV, 4.75%, 1/27/10†	210	207
Total Foreign Issuer Bonds
(Cost $1,424)		1,017
U.S. GOVERNMENT AGENCIES - 24.2% (3)

Fannie Mae - 11.2%

2.38%, 5/20/10	625	629

2.88%, 10/12/10	700	707

3.63%, 8/15/11	637	654

3.25%, 4/9/13	550	553

3.88%, 7/12/13	350	362
Pool #585617, 7.00%, 5/1/31	—	—
		2,905

Federal Home Loan Bank - 4.1%

3.38%, 8/13/10	317	323

3.63%, 7/1/11	370	379

3.63%, 5/29/13	350	357
		1,059

Freddie Mac - 8.9%

3.25%, 7/16/10	540	550

3.13%, 10/25/10	318	323

2.88%, 11/23/10	700	705

4.75%, 1/19/16	672	710
		2,288
Total U.S. Government Agencies
(Cost $6,143)		6,252
U.S. GOVERNMENT OBLIGATIONS - 47.8%

U.S. Treasury Notes - 47.8%

1.25%, 11/30/10	5,128	5,149

2.00%, 11/30/13	3,611	3,617

5.13%, 5/15/16†	2,380	2,785

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 47.8% continued

U.S. Treasury Notes - 47.8% continued

3.75%, 11/15/18†	$727	$776
		12,327
Total U.S. Government Obligations
(Cost $12,068)		12,327

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 20.3%
Northern Institutional Funds - Liquid Assets Portfolio (4) (5)	5,240,618	$5,241
Total Investment Companies
(Cost $5,241)		5,241

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT- TERM INVESTMENTS - 35.6%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$9,189	$9,189
Total Short-Term Investments
(Cost $9,189)		9,189
Total Investments — 155.1%
(Cost $40,578)		40,033
Liabilities less Other Assets – (55.1)%		(14,228)
NET ASSETS—100.0%		$25,805

(1)	Restricted security that has been deemed illiquid. At November 30, 2008, the value of these restricted illiquid securities amounted to approximately $562,000 or 2.2% of net assets. Prices have been provided by independent pricing services, and the inputs used in determining those prices have been characterized as Level 2 inputs for purposes of SFAS 157 (e.g. quoted prices in active markets for similiar securities, commonly quoted benchmark interest rates and yield curves, and/or securities indices). See notes to Schedule of Investments. Additional information on each restricted illiquid security is as fol- lows:

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued	NOVEMBER 30, 2008

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000S)

ANZ Capital Trust, 4.48%, 1/29/49	9/21/06	$146

Berkshire Hathaway Finance Corp., 5.00%, 8/15/13	7/30/08	100

Catlin Insurance Co. Ltd., 7.25%, 1/19/17	1/11/07-6/27/07	153

Dell, Inc., 5.65%, 4/15/18	4/14/08	145

Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03-8/24/07	44

Verizon Wireless, 8.50%, 11/15/18	11/18/08	139

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)	Investment relates to cash collateral received from portfolio securities loaned.
(5)	Investment in affiliated portfolio.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the credit quality distribution (unaudited) for the Intermediate Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	80.1%
AA	3.3
A	9.1
BBB	7.4
BB	0.1

Total	100.0%

*	Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markiets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Intermediate Bond Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$5,241	$–

Level 2	34,792	–

Level 3	–	–

Total	$40,033	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS - 15.9%

Banks - 1.1%
JPMorgan Chase & Co., 4.85%, 6/16/11	$1,325	$1,307

Diversified Financial Services - 7.6%

Allstate Life Global Funding Trusts, 4.50%, 5/29/09†	2,395	2,380

ANZ Capital Trust, 4.48%, 1/29/49(1) (2)	900	695

Capital One Bank, 4.25%, 12/1/08	930	930

General Electric Capital Corp., 6.00%, 6/15/12	1,450	1,442

Goldman Sachs Group, Inc., 3.25%, 6/15/12	1,580	1,582

International Lease Finance Corp., 5.75%, 6/15/11	970	684
John Deere Capital Corp., 4.88%, 3/16/09†	1,125	1,127
		8,840

Media - 0.7%

AOL Time Warner, Inc., 6.75%, 4/15/11 †	855	808

Pipelines - 0.4%

Duke Capital LLC, 4.37%, 3/1/09	500	496

Retail - 2.7%

CVS Caremark Corp., 4.00%, 9/15/09 †	1,300	1,264
Target Corp., 5.38%, 6/15/09 †	1,800	1,814
		3,078

Software - 0.6%

Oracle Corp., 5.00%, 1/15/11†	720	719

Telecommunications - 2.8%

SBC Communications, Inc., 6.25%, 3/15/11†	1,440	1,435

Verizon Communications, Inc., 5.35%, 2/15/11†	1,440	1,424

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS - 15.9% continued

Telecommunications - 2.8% continued
Verizon New Jersey, Inc., 5.88%, 1/17/12†	$400	$375
		3,234
Total Corporate Bonds
(Cost $19,310)		18,482
FOREIGN ISSUER BONDS - 1.9%

Oil & Gas - 1.1%

Conoco Funding Co., 6.35%, 10/15/11	1,260	1,295

Telecommunications - 0.8%
Telefonos de Mexico S.A. de CV, 4.75%, 1/27/10†	885	871
Total Foreign Issuer Bonds
(Cost $2,221)		2,166
U.S. GOVERNMENT AGENCIES - 34.3% (3)

Fannie Mae - 19.5%

2.50%, 4/9/10	4,845	4,880

2.38%, 5/20/10	2,450	2,465

3.25%, 8/12/10	3,250	3,308

3.63%, 8/15/11	2,684	2,755

Pool #555649, 7.50%, 10/1/32	139	146

Pool #869217, 5.45%, 2/1/36	1,832	1,857

Pool #893082, 5.82%, 9/1/36	1,306	1,329

Pool TBA,

5.00%, 12/1/23(4)	3,513	3,552

6.00%, 12/15/38(4)	2,302	2,353
		22,645

Federal Farm Credit Bank - 2.5%

2.63%, 4/21/11	2,848	2,850

Federal Home Loan Bank - 8.4%

2.75%, 6/18/10	3,400	3,436

3.38%, 6/24/11	2,385	2,423

3.63%, 7/1/11	3,750	3,847
		9,706

Freddie Mac - 3.9%

3.25%, 7/16/10	2,705	2,755

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 34.3% (3) continued

Freddie Mac - 3.9% continued
Pool #1B3617, 5.94%, 10/1/37	$1,737	$1,771
		4,526
Total U.S. Government Agencies
(Cost $39,269)		39,727
U.S. GOVERNMENT OBLIGATIONS - 43.3%

U.S. Treasury Notes - 43.3%

1.25%, 11/30/10	21,864	21,953

4.25%, 1/15/11†	12,539	13,438

1.75%, 11/15/11†	14,643	14,827
		50,218
Total U.S. Government Obligations
(Cost $49,531)		50,218

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES - 28.4%
Northern Institutional Funds - Liquid Assets Portfolio (5) (6)	32,884,105	$32,884
Total Investment Companies
(Cost $32,884)		32,884

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT - TERM INVESTMENTS - 31.1%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$36,122	$36,122
Total Short-Term Investments
(Cost $36,122)		36,122

Total Investments - 154.9%
(Cost $179,337)		179,599
Liabilities less Other Assets - (54.9)%		(63,681)
NET ASSETS - 100.0%		$115,918

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Restricted security that has been deemed illiquid. At November 30, 2008, the value of these restricted illiquid securities amounted to approximately $695,000 or 0.6% of net assets. Prices have been provided by independent pricing services, and the inputs used in determining those prices have been characterized as Level 2 inputs for purposes of SFAS 157 (e.g. quoted prices in active markets for similiar securities, commonly quoted benchmark interest rates and yield curves, and/or securities indices). See notes to Schedule of Investments. Additional information on each restricted illiquid security is as fol- lows:

SECURITY	ACQUISTION AND ENFORCEABLE DATE	ACQUISTION COST (000S)

ANZ Capital Trust, 4.48%, 1/29/49	9/21/06	$874

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)	When-Issued Security.
(5)	Investment relates to cash collateral received from portfolio securities loaned.
(6)	Investment in affiliated portfolio.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the credit quality distribution(unaudited) for the Short Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	84.8%
AA	3.2
A	9.8
BBB	2.2

Total	100.0%

* Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1– Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markiets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Short Bond Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$32,884	$–

Level 2	146,715	–

Level 3	–	–

Total	$179,599	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SECURITIES PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES - 34.1% (1)

Fannie Mae - 7.3%

3.38%, 5/19/11	$600	$612

3.63%, 8/15/11	1,250	1,283

6.13%, 3/15/12	825	908

Pool #555649, 7.50%, 10/1/32	100	105

Pool #869217, 5.45%, 2/1/36	1,356	1,374

Pool #893082, 5.82%, 9/1/36	492	501
Pool #968158, 6.50%, 1/1/38	454	467
		5,250

Federal Farm Credit Bank - 2.5%

2.63%, 4/21/11	448	448

3.88%, 8/25/11	1,335	1,376
		1,824

Federal Home Loan Bank - 9.5%

3.38%, 10/20/10	1,000	1,018

5.00%, 12/11/09	1,500	1,545

2.75%, 6/18/10	2,000	2,021

3.38%, 6/24/11	665	676

4.00%, 9/6/13	700	726

3.63%, 10/18/13	875	894
		6,880

Freddie Mac - 14.8%

4.13%, 7/12/10	2,055	2,121

3.25%, 7/16/10	2,000	2,037

4.13%, 12/21/12	1,100	1,143

4.13%, 9/27/13	500	522

4.88%, 11/15/13	1,000	1,080

Pool #1J0365, 5.92%, 4/1/37	948	965

Pool #1J2840, 5.97%, 9/1/37	1,345	1,371

Pool #410092, 5.15%, 11/1/24	8	8
Series 2944, Class WD, 5.50%, 11/15/28	1,415	1,424
		10,671
Total U.S. Government Agencies
(Cost $24,289)		24,625

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS - 52.0%

U.S. Treasury Notes - 52.0%

1.25%, 11/30/10	$5,328	$5,349

4.25%, 1/15/11 †	5,300	5,680

1.75%, 11/15/11 †	6,890	6,977

4.63%, 12/31/11 †	2,661	2,925

2.00%, 11/30/13	15,897	15,923

3.75%, 11/15/18 †	650	694
		37,548
Total U.S. Government Obligations
(Cost $37,177)		37,548

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES - 21.4%

Northern Institutional Funds - Liquid Assets Portfolio (2) (3)	15,443,737	15,444
Total Investment Companies
(Cost $15,444)		15,444

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT- TERM INVESTMENTS - 39.5%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$28,520	$28,520
Total Short-Term Investments
(Cost $28,520)		28,520

Total Investments - 147.0%
(Cost $105,430)		106,137
Liabilities less Other Assets - (47.0)%		(33,934)
NET ASSETS - 100.0%		$72,203

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Investment relates to cash collateral received from portfolio securities loaned.
(3)	Investment in affiliated portfolio.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

At November 30, 2008, the credit quality distribution (unaudited) for the U.S. Government Securities Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	%
AAA	100.0%

Total	100.0%

*	Standard & Poor’s Rating Services

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markiets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the U.S. Government Securities Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$15,444	$–

Level 2	90,693	–
Level 3	–	–
Total	$106,137	$–

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios (collectively, the “Portfolios” or “Fixed Income Portfolios”) are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Fixed Income Portfolios.

Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PNC Global Investment Servicing (U.S.), Inc. (“PNC Global Investment Servicing”), formerly PFPC Inc., serve as the Trust’s co-administrators, and Northern Funds Distributors, LLC is the Trust’s distributor.

Each of the Fixed Income Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2008, Class A, Class C and Class D shares were outstanding for certain Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity.

FIXED INCOME PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2008

The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2008, the Portfolios had no outstanding futures contracts.

C) STRIPPED SECURITIES Stripped securities represent the right to receive future interest payments (interest-only stripped securities) or principal payments (principal-only stripped securities). The value of variable rate interest-only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest-only stripped securities and the value of principal-only stripped securities vary inversely with changes in interest rates.

D) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

F) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. The aggregate market value of securities segregated to cover the commitment was approximately (in thousands) $46,458, $14,061, and $38,345 for the Bond, Core Bond, and Short Bond, respectively. When-issued securities at November 30, 2008, if any, are noted in each Portfolio’s Schedule of Investments and in aggregate, each Portfolio’s Statement of Assets and Liabilities.

G) MORTGAGE DOLLAR ROLLS The Portfolios may enter into mortgage “dollar rolls” in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

H) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts.

I) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

J) PORTFOLIO SECURITIES LOANED Certain Portfolios participate in Northern Trust’s securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2008. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, each of the Portfolios has invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios’ Statements of Assets and Liabilities. Each Portfolio’s percentage of ownership in Liquid Assets Portfolio is less than 5 percent, except U.S. Treasury Index, which is approximately 9%. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income from securities lending (net of fees) is disclosed as investment income in each Portfolio’s Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2008, were as follows:

Amounts in thousands	VALUE OF SECURITIES LOANED	CASH COLLATERAL HELD ON BEHALF OF THE PORTFOLIO	NON-CASH COLLATERAL HELD ON BEHALF OF THE PORTFOLIO	FEES EARNED BY NORTHERN TRUST
Bond	$40,117	$40,138	$510	$207
Core Bond	24,886	25,113	118	144
U.S. Treasury Index	91,590	92,883	385	171
Intermediate Bond	5,176	5,241	20	31
Short Bond	32,330	32,884	79	116
U.S. Government Securities	15,203	15,444	48	80

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2008. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio’s net assets at November 30, 2008.

Portfolio	BROKER/DEALER	% OF SECURITIES LOANED WITH RESPECT TO NET ASSETS
U.S. Treasury Index	Barclays Capital, Inc. Citigroup Global Markets, Inc. Goldman, Sachs & Co.	5.9% 6.1% 7.9%
Intermediate Bond	Barclays Capital, Inc.	10.9%
Short Bond	BNP Paribas Securities Corp. Credit Suisse Securities (USA) LLC	12.5% 10.4%
U.S. Government Securities	Barclays Capital, Inc. Credit Suisse Securities (USA) LLC	9.5% 7.6%

K) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

Bond	Monthly
Core Bond	Monthly
U.S. Treasury Index	Monthly
Intermediate Bond	Monthly
Short Bond	Monthly
U.S. Government Securities	Monthly

FIXED INCOME PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2008

Each Portfolio’s net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

L) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2008, through the fiscal year ended November 30, 2008, the following Portfolios incurred net capital losses which each Portfolio intends to treat as having been incurred in the next fiscal year:

Amounts in thousands
Bond	$3,903
Core Bond	3,564
U.S. Treasury Index	4
Intermediate Bond	58
Short Bond	199

At November 30, 2008, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	NOVEMBER 30, 2010	NOVEMBER 30, 2013	NOVEMBER 30, 2014	NOVEMBER 30, 2015	NOVEMBER 30, 2016
Bond	$8,192	$ —	$13,256	$1,065	$1,159
Core Bond	—	122	3,102	1,997	412
Intermediate Bond	—	310	601	192	—
Short Bond	2,589	2,106	1,131	653	932
U.S. Government Securities	—	—	335	—	—

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2008, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond	$—	$678	$—
Core Bond	—	219	—
U.S. Treasury Index	—	208	130
Intermediate Bond	—	32	—
Short Bond	—	87	—
U.S. Government	—	48	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond	$—	$11,897	$—
Core Bond	—	8,669	—
U.S. Treasury Index	—	6,168	—
Intermediate Bond	—	1,187	—
Short Bond	—	4,092	—
U.S. Government Securities	—	2,025	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2007, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond	$—	$13,336	$—
Core Bond	—	10,199	—
U.S. Treasury Index	—	2,370	—
Intermediate Bond	—	1,615	—
Short Bond	—	8,033	—
U.S. Government Securities	—	3,145	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Portfolios adopted the provisions of FIN 48 on December 1, 2007 and the adoption did not have a material effect on the net asset value, financial condition or results of operations of the Portfolios. As of November 30, 2008, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended 2005 through 2007 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2008, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2008, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
Bond	0.40%	0.15%	0.25%
Core Bond	0.40%	0.15%	0.25%
U.S. Treasury Index	0.30%	0.15%	0.15%
Intermediate Bond	0.40%	0.15%	0.25%
Short Bond	0.40%	0.15%	0.25%
U.S. Government Securities	0.40%	0.15%	0.25%

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
Bond	$29	$—	$—
Core Bond	21	—	—
U.S. Treasury Index	17	2	1
Intermediate Bond	3	—	—
Short Bond	13	—	—
U.S. Government Securities	7	—	—

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

For the fiscal year ended November 30, 2008, NTI and PNC Global Investment Servicing, the co-administrators of the Portfolios, were entitled to a monthly co-administration fee at an annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. The co-administrators were also entitled to additional fees for special legal services. The Portfolios paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

In addition, if in any fiscal year the sum of a Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of a Portfolio’s average daily net assets, NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2008, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust’s secretary also serves as legal

FIXED INCOME PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2008

counsel to the Trust and the independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	CLASS C	CLASS D
Bond	$1	–
U.S. Treasury Index	$4	$1

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2008, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond	$1,059,906	$343,489	$1,043,663	$358,282
Core Bond	1,185,967	133,734	1,184,055	156,834
U.S. Treasury Index	132,027	3,544	55,608	1,521
Intermediate Bond	144,080	18,356	142,036	25,136
Short Bond	597,676	21,057	555,570	80,091
U.S. Government Securities	726,955	36,455	717,173	37,961

At November 30, 2008, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond	$6,184	$(8,184)	$(2,000)	$376,244
Core Bond	4,212	(5,921)	(1,709)	236,978
U.S. Treasury Index	14,018	(151)	13,867	298,436
Intermediate Bond	372	(934)	(562)	40,596
Short Bond	1,022	(911)	111	179,488
U.S. Government Securities	731	(24)	707	105,430

7. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement. Effective December 11, 2008 the agreement was renewed. Borrowings under the new agreement by the Trust will bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate (ii) 0.75 percent above the IBOR or (iii) 0.75 percent above LIBOR, at the option of the Trust and in accordance with the terms of the agreement. The agreement will expire on December 10, 2009, unless renewed.

At November 30, 2008, the Portfolios did not have any outstanding loans.

The Portfolios did not incur any interest expense during the fiscal year ended November 30, 2008.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	3,791	$73,955	481	$9,295	(4,481)	$(86,944)	(209)	$(3,694)
Core Bond	3,468	34,230	873	8,424	(7,141)	(68,996)	(2,800)	(26,342)
U.S. Treasury Index	5,442	120,588	251	5,532	(2,297)	(50,898)	3,396	75,222
Intermediate Bond	202	3,969	45	891	(541)	(10,606)	(294)	(5,746)
Short Bond	6,127	111,943	167	3,058	(7,009)	(127,926)	(715)	(12,925)
U.S. Government Securities	681	13,534	94	1,861	(663)	(13,154)	112	2,241

Transactions in Class A shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	4,242	$83,038	552	$10,796	(3,404)	$(66,791)	1,390	$27,043
Core Bond	3,922	38,322	1,007	9,801	(3,535)	(34,610)	1,394	13,513
U.S. Treasury Index	4,560	97,348	86	1,801	(958)	(20,066)	3,688	79,083
Intermediate Bond	317	6,318	65	1,280	(319)	(6,340)	63	1,258
Short Bond	7,497	136,931	361	6,591	(10,285)	(187,723)	(2,427)	(44,201)
U.S. Government Securities	625	12,067	150	2,907	(925)	(17,951)	(150)	(2,977)

Transactions in Class C shares* for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	7	$145	1	$13	(14)	$(278)	(6)	$(120)
U.S. Treasury Index	134	2,987	4	81	(72)	(1,586)	66	1,482

*	Core Bond’s activity in shares and dollars for Class C and Class D was less than 500.

Transactions in Class C shares* for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Bond	12	$242	1	$14	(6)	$(116)	7	$140
U.S. Treasury Index	28	597	2	53	(10)	(216)	20	434

*	Core Bond’s activity in shares and dollars for Class C and Class D was less than 500.

FIXED INCOME PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2008

Transactions in Class D shares* for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Bond	1	$8	—	$2	(2)	$(27)	(1)	$(17)
U.S. Treasury Index	7	139	—	1	(59)	(1,312)	(52)	(1,172)
Intermediate Bond	—	1	—	—	(2)	(44)	(2)	(43)
Short Bond	—	14	—	1	(16)	(298)	(16)	(283)
U.S. Government Securities	—	1	—	3	(2)	(41)	(2)	(37)

*	Core Bond’s activity in shares and dollars for Class C and Class D was less than 500.

Transactions in Class D shares* for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	—	$ —	—	$4	(1)	$(33)	(1)	$(29)
U.S. Treasury Index	48	1,004	—	3	(37)	(770)	11	237
Intermediate Bond	—	4	—	3	(2)	(40)	(2)	(33)
Short Bond	5	96	—	3	(3)	(65)	2	34
U.S. Government Securities	—	3	—	8	(5)	(101)	(5)	(90)

*	Core Bond’s activity in shares and dollars for Class C and Class D was less than 500.

9. ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolios’ financial statements and financial disclosures, if any.

10. SUBSEQUENT EVENT

Starting January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolios. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolios by PNC Global Investment Servicing. The administration fee rate payable by the Portfolios is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. Starting January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios (the “Portfolios”) of the Northern Institutional Funds, as of November 30, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios at November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2009

FIXED INCOME PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2008 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION The following Portfolios made capital gain distributions in December 2008, and hereby designate these long-term capital gain distributions as follows (in thousands):

	LONG-TERM CAPITAL GAIN
Portfolio	20%	15%
U.S. Treasury	$ —	$130

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	FIXED INCOME PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur two types of costs; (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2008 through November 30, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/08 - 11/30/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.36%	$1,000.00	$1,010.50	$1.81
Hypothetical	0.36%	$1,000.00	$1,023.20	$1.82	**
CLASS C
Actual	0.60%	$1,000.00	$1,010.30	$3.02
Hypothetical	0.60%	$1,000.00	$1,022.00	$3.03	**
CLASS D
Actual	0.75%	$1,000.00	$1,010.10	$3.77
Hypothetical	0.75%	$1,000.00	$1,021.25	$3.79	**

CORE BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.36%	$1,000.00	$1,001.50	$1.80
Hypothetical	0.36%	$1,000.00	$1,023.20	$1.82	**
CLASS C
Actual	0.60%	$1,000.00	$1,000.20	$3.00
Hypothetical	0.60%	$1,000.00	$1,022.00	$3.03	**
CLASS D
Actual	0.75%	$1,000.00	$998.70	$3.75
Hypothetical	0.75%	$1,000.00	$1,021.25	$3.79	**

U.S. TREASURY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.26%	$1,000.00	$1,085.10	$1.36
Hypothetical	0.26%	$1,000.00	$1,023.70	$1.32	**
CLASS C
Actual	0.50%	$1,000.00	$1,084.30	$2.61
Hypothetical	0.50%	$1,000.00	$1,022.50	$2.53	**
CLASS D
Actual	0.65%	$1,000.00	$1,083.40	$3.39
Hypothetical	0.65%	$1,000.00	$1,021.75	$3.29	**

FIXED INCOME PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2008 (UNAUDITED)

INTERMEDIATE BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.36%	$1,000.00	$1,012.90	$1.81
Hypothetical	0.36%	$1,000.00	$1,023.20	$1.82	**
CLASS D
Actual	0.75%	$1,000.00	$1,011.20	$3.77
Hypothetical	0.75%	$1,000.00	$1,021.25	$3.79	**

SHORT BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.36%	$1,000.00	$1,009.70	$1.81
Hypothetical	0.36%	$1,000.00	$1,023.20	$1.82	**
CLASS D
Actual	0.75%	$1,000.00	$1,008.30	$3.77
Hypothetical	0.75%	$1,000.00	$1,021.25	$3.79	**

U.S. GOVERNMENT SECURITIES

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.36%	$1,000.00	$1,051.00	$1.85
Hypothetical	0.36%	$1,000.00	$1,023.20	$1.82	**
CLASS D
Actual	0.75%	$1,000.00	$1,048.60	$3.84
Hypothetical	0.75%	$1,000.00	$1,021.25	$3.79	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 64 Trustee since 2001	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Commonwealth Edison since 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. • Taylor Capital Group, Inc.

FIXED INCOME PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2008

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Michael E. Murphy(3) Age: 72 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (100 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Stephen N. Potter(4) Age: 51 Trustee since 2008

•   President of Northern Trust Global Investments, Ltd. since 2008;

•   Director, Northern Trust Global Investments, Ltd. And Northern Trust Global Advisors, Inc.;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman of Northern Trust Investments, N.A. since 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

Mary Jacobs Skinner, Esq.(4) Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin, LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	Mr. Murphy retired from the Board as of December 31, 2008.

(4)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008	Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

FIXED INCOME PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2008

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim Age: 31 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

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FIXED INCOME PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

FIXED INCOME PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

27	INTERNATIONAL GROWTH PORTFOLIO

30	INTERNATIONAL EQUITY INDEX PORTFOLIO

45	SMALL COMPANY GROWTH PORTFOLIO

48	SMALL COMPANY INDEX PORTFOLIO

74	MID CAP GROWTH PORTFOLIO

77	FOCUSED GROWTH PORTFOLIO

79	DIVERSIFIED GROWTH PORTFOLIO

82	EQUITY INDEX PORTFOLIO

91	NOTES TO THE FINANCIAL STATEMENTS

100	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

101	TAX INFORMATION

102	FUND EXPENSES

104	TRUSTEES AND OFFICERS

108	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performance of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The volatility experienced by international equity markets during the 12-month period ended November 30, 2008, was nearly unprecedented, at least by recent standards. While the start of the 12-month period was dominated by fears of soaring inflation and commodity prices, by the end of the summer the financial system deteriorated, almost into a meltdown. By September, fear had all but gridlocked the markets, requiring governments and central banks worldwide to resort to actions to buttress global financial institutions. These actions were followed by a coordinated effort by central banks worldwide to cut interest rates. the “relief rally” that followed was short-lived, quickly subsumed by increasing fears of a deeper and longer-lasting global recession than had been anticipated.

The Portfolio posted a return of -44.80% for its 12-month period ended November 30, 2008, ahead of the -47.79% return of its benchmark, the MSCI EAFE Index.

The recessionary fears that dominated the market in the second half of the Portfolio’s fiscal year caused materials to perform poorly for the 12-month period as a whole. The global economic uncertainty that has characterized this period also caused the financials sector to significantly underperform. Accordingly, the Portfolio benefitted from its underweight position in financials.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS D SHARES*	MSCI EAFE INDEX
ONE YEAR	(44.80)%	(44.99)%	(47.79)%
FIVE YEAR	2.70	2.29	2.00
TEN YEAR	1.74	1.53	0.60

*	For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2008, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO MANAGERS

STEPHEN DOWDS

With Northern Trust since 2004

STEPHEN WATSON

With Northern Trust since 2003

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BIGAX

INCEPTION DATE
CLASS A SHARES	3/28/94
CLASS D SHARES	11/16/94
TOTAL NET ASSETS	$122,664,044

NET ASSET VALUE
CLASS A SHARES	$6.91
CLASS D SHARES	6.92

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity and currency volatility.

EQUITY PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Portfolio returned -47.77% during the 12-month period ended November 30, 2008. During the same period, the Portfolio’s benchmark — the MSCI EAFE Index — returned -47.79%. The net impact of fair value pricing, transaction costs and Portfolio expenses accounted for the difference in returns between the Portfolio and the Index.

Overseas stocks trailed U.S. equities for the first time in many years, with the MSCI EAFE Index lagging the -38.09% return of the S&P 500 Index by nearly 10 percentage points. As the collapse of the U.S. housing market spread to the global financial services industry, a credit freeze developed and several major financial institutions failed across both the United States and Europe. The result was a sharp slowdown in U.S. economic growth and an even worse downturn overseas.

All countries in the MSCI EAFE Index posted negative returns for the 12-month period. Japan, the United Kingdom and France, which cumulatively account for 57% of the Index, returned -37.12%, -48.25% and -48.47%, respectively. Ireland, with a return of -72.38%, was the worst performer for the period. Austria and Belgium also performed poorly with losses of -70.10% and -70.28%, respectively. Sector performance also was all negative. Financials, weighted at 22.87% of the Index, suffered from the effects of the international credit crisis with a return of -58.57%. The industrials and consumer staples sectors, which cumulatively account for 21.53% of the Index, returned -50.66% and -35.44%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	MSCI EAFE INDEX
ONE YEAR	(47.77)%	(47.93)%	(47.79)%
FIVE YEAR	1.94	1.54	2.00
TEN YEAR	0.46	(0.09)	0.60

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2008, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO MANAGERS

SHAUN MURPHY

With Northern Trust since 2004

STEVEN J. SANTICCIOLI

With Northern Trust since 2003

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BIEIX

INCEPTION DATE
CLASS A SHARES	4/1/97
CLASS D SHARES	10/5/98
TOTAL NET ASSETS	$67,892,432

NET ASSET VALUE
CLASS A SHARES	$6.61
CLASS D SHARES	6.34

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

MSCI does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

As the Portfolio’s fiscal year began in December 2007, investors became increasingly concerned over growing problems in the housing and credit markets as well as the continued slowing of consumer spending. In addition, rising commodity prices were fueling fears of higher inflation. By mid-year 2008, the commodities bubble had burst and the credit and consumer markets had weakened further. In response, the Federal Reserve began a series of reductions in the federal funds rate and the federal government sent tax rebate checks to many citizens in an effort to help stimulate the struggling economy. Later in the period, severe credit and liquidity problems culminated in substantial economic and financial market upheaval. Several of the financial sector’s largest companies either went out of business or were substantially restructured, including Lehman Brothers, Bear Stearns, Freddie Mac, Fannie Mae and AIG. The Treasury Department has begun to implement a massive, taxpayer-funded rescue plan for the financial sector, which has led to further stock market turmoil.

The extraordinary events of the past 12 months caused substantial weakness in stock prices. For the 12-month period ended November 30, 2008, the Portfolio posted a return of -44.03%, while its benchmark, the Russell 2000 Growth Index, returned -41.34%.

Underperformance within the healthcare and energy sectors detracted from the Portfolio’s returns during the fiscal year. Overall, however, we believe our strategy of selecting stocks with improving fundamentals, strong market positioning and solid management has served the Portfolio well. In addition, we have sought to take advantage of market volatility where possible by adding to selected positions when their stock prices declined significantly.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	RUSSELL 2000 GROWTH INDEX
ONE YEAR	(44.03)%	(45.41)%	(41.34)%
FIVE YEAR	(4.15)	(4.93)	(3.29)
SINCE INCEPTION	(4.50)	(5.00)	(3.55)*

*	Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)
This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price- to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGERS

MATTHEW PERON

With Northern Trust since 2005

MICHAEL J. TOWLE

With Northern Trust since 2004

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BSGRX

INCEPTION DATE
CLASS A SHARES	12/1/99
CLASS D SHARES	6/13/02
TOTAL NET ASSETS	$1,435,131

NET ASSET VALUE
CLASS A SHARES	$6.61
CLASS D SHARES	6.30

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

EQUITY PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SMALL COMPANY INDEX PORTFOLIO EQUITY PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

Small-capitalization stocks, as represented by the Russell 2000 Index, returned -37.46% for the 12-month period ended November 30, 2008. The Portfolio’s return of -37.38% closely tracked the Russell 2000 Index, with the difference in returns driven by transaction costs and Portfolio expenses. Small caps slightly outperformed large caps, based on the -38.98% return of the Russell 1000 Index. Within the small-cap universe, the value style outperformed growth by a wide margin.

Poor performance by the equity markets was caused by the broadening of the financial crisis, the virtual shutdown of the credit markets and the collapse of several large financial institutions. These events, in turn, led to a slowdown in worldwide economic activity and a sharp downturn in expectations for corporate earnings in both 2008 and 2009. The stock market’s slump accelerated through the autumn, despite the extraordinary efforts of both fiscal and monetary authorities, as the economic slowdown persisted and the credit markets remained largely frozen.

All sectors in the Russell 2000 Index exhibited negative returns during the 12-month period ended November 30, 2008. The consumer discretionary and information technology groups were the most significant detractors, returning -53.36% and -45.90%, respectively. Financials, the largest sector in the Index with a weighting of 22.95%, fluctuated significantly throughout the period and ultimately returned -30.59%. This return, while significantly negative, was far above the 57.62% loss for large-cap financials. The defensive utilities sector was the largest outperformer with a return of -9.41%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	RUSSELL 2000 INDEX
ONE YEAR	(37.38)%	(37.64)%	(37.46)%
FIVE YEAR	(1.66)	(2.00)	(1.64)
TEN YEAR	2.90	2.45	3.06

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)
This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

PORTFOLIO MANAGERS

CHAD M. RAKVIN

With Northern Trust since 2004

BRENT REEDER

With Northern Trust since 1993

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BSCAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	12/8/94
TOTAL NET ASSETS	$46,146,351

NET ASSET VALUE
CLASS A SHARES	$10.63
CLASS D SHARES	10.48

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The bursting of the multi-year credit bubble, a severe bear market in equities and the start of a deep recession are the headlines that will define 2008. As investors came to the realization that several high profile bankruptcies in the financial services industry had frozen the credit markets, the appetite for risk plummeted along with equities, emerging markets and high-yield bonds. The Federal Reserve and the U.S. Treasury have reacted aggressively, flooding the market with liquidity and taking measures that have not been seen in generations. With the advent of a new administration in January, we expect that fiscal stimulus will become the next measure enacted to revive the economy.

For the 12-month period ended November 30, 2008, the Portfolio returned -39.69%, outperforming the -46.15% return of its benchmark, the Russell Midcap Growth Index. The Portfolio’s performance was positively affected by superior stock selection, while the impact of sector allocations was modest. Our favorable stock selection was led by holdings within consumer discretionary, industrials and technology, while energy and healthcare selections lagged modestly. The largest positive contributors to performance relative to the benchmark on a stock selection basis were Apollo Group, Dollar Tree and SAIC Inc. The largest detractors from relative performance were Charles River Labs, Central European Distributors and National Oil Varco.

Our investment process is a fundamentally driven, disciplined process that focuses on specific factors that we believe drive equity prices. These factors include earnings quality, capital deployment, valuation and business momentum. This process leads us to focus on companies that we believe have sustainable and consistent business models and the ability to deliver superior earnings growth throughout the business cycle. Although the performance of the stock market has been disappointing during the last 12 months, we are satisfied with the Portfolio’s relative performance and remain committed to delivering outperformance for our shareholders.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	RUSSELL MIDCAP GROWTH INDEX
ONE YEAR	(39.69)%	(39.71)%	(40.19)%	(46.15)%
FIVE YEAR	(2.02)	(2.25)	(2.51)	(2.83)
SINCE INCEPTION	(1.18)	(1.38)	(1.58)	(5.12)*

*	Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)
This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGER

DAVID P. KALIS

With Northern Trust since 2006

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BMGRX

INCEPTION DATE
CLASS A SHARES	12/31/99
CLASS C SHARES	4/4/01
CLASS D SHARES	1/29/01
TOTAL NET ASSETS	$1,388,626

NET ASSET VALUE
CLASS A SHARES	$8.98
CLASS C SHARES	8.81
CLASS D SHARES	8.66

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-sized company stocks are generally more volatile than large-company stocks.

EQUITY PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOCUSED GROWTH PORTFOLIO EQUITY PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

As the Portfolio’s fiscal year began in December 2007, investors became increasingly concerned over growing problems in the housing and credit markets and the continued slowing of consumer spending. At the same time, rising commodity prices were fueling fears of higher inflation. By mid-year 2008, the commodity bubble had burst and the credit and consumer markets had weakened further. In response, the Federal Reserve began a series of reductions in the federal funds rate, and the government distributed a large tax rebate in an effort to stimulate the struggling economy. Later in the year, severe credit and liquidity problems culminated in substantial economic and financial market upheaval. Several of the financial sector’s largest companies — including Lehman Brothers, Bear Stearns, Freddie Mac, Fannie Mae and AIG — either went out of business or were substantially restructured. Meanwhile, the Treasury Department has begun to implement a massive, taxpayer-funded rescue plan for the financial sector, which thus far has led to additional stock market turmoil.

The events of the past 12 months brought about substantial weakness in stock prices. For the 12-month period ended November 30, 2008, the Portfolio returned -39.45% while the Russell 1000 Growth Index returned -39.75%. The Portfolio’s slight outperformance of its benchmark in an extremely difficult environment came from stock selection, primarily within the consumer discretionary and energy sectors.

In constructing the Portfolio, we seek to add value by emphasizing stock selection over sector weightings. When selecting stocks, we examine factors such as capital deployment, earnings trends and quality, investor behavior and valuations. We believe that this approach to security selection contributed to performance over the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	RUSSELL 1000 GROWTH INDEX
ONE YEAR	(39.45)%	(39.57)%	(39.73)%	(39.75)%
FIVE YEAR	(3.23)	(3.56)	(3.66)	(3.11)
TEN YEAR	(2.15)	(2.43)	(2.54)	(3.61)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)
This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price- to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGERS

JOHN S. COLE

With Northern Trust since 2005

ROBERT N. STREED

With Northern Trust since 1990

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BFGAX

INCEPTION DATE
CLASS A SHARES	7/1/93
CLASS C SHARES	6/14/96
CLASS D SHARES	12/8/94
TOTAL NET ASSETS	$52,724,789

NET ASSET VALUE
CLASS A SHARES	$9.35
CLASS C SHARES	9.09
CLASS D SHARES	8.88

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The fiscal year ended November 30, 2008 was extremely difficult for the economy as well as for the equities markets. Losses emanating from real estate markets combined with high commodity prices to dramatically impact the economy. Despite governmental attempts to address these strains, the economic stress created a crisis in confidence resulting in the failure of several high-profile financial institutions. These failures caused surviving financial institutions to hoard capital, exacerbating economic weakness. Markets reflected the decline in the economy as investors shed risk and gravitated to the safest investments. In response, the government took a variety of steps to address the downward spiral in the markets and economy, including directly bailing out the financial sector.

During the 12-month period ended November 30, 2008, the Portfolio returned -39.04%, slightly lagging the -38.09% return of its benchmark, the S&P 500 Index. The Portfolio benefited from positive contributions in consumer staples, health care and information technology, while holdings in the energy and industrials sectors lagged.

Our investment process continues to be driven by fundamental analysis focused on the determinants of free cash flow growth, emphasizing capital deployment, earnings quality, investor behavior and valuation. When coupled with our commitment to risk management, we believe the Portfolio management team identifies companies possessing the characteristics to succeed in most market environments.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS D SHARES	S&P 500 INDEX
ONE YEAR	(39.04)%	(39.29)%	(38.09)%
FIVE YEAR	(3.49)	(3.90)	(1.39)
TEN YEAR	(1.90)	(2.30)	(0.93)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

PORTFOLIO MANAGERS

JOHN S. COLE

With Northern Trust since 2005

GEORGE MARIS

With Northern Trust since 2008

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BDVAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS D SHARES	9/14/94
TOTAL NET ASSETS	$41,180,681

NET ASSET VALUE
CLASS A SHARES	$4.53
CLASS D SHARES	4.29

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY INDEX PORTFOLIO EQUITY PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

Large-capitalization stocks, as represented by the S&P 500 Index, returned -38.09% during the 12 months ended November 30, 2008. The Portfolio’s 12-month period return of -38.22% closely tracked the S&P 500 Index, with the difference in returns driven by transaction costs and Portfolio expenses. Large caps slightly underperformed small caps, based on the -37.46% return of the Russell 2000 Index.

The stock market’s poor performance was caused by the broadening of the financial crisis, the virtual shutdown of the credit markets and the collapse of several large financial institutions. Included among the period’s extraordinary events were the U.S. government takeover of the mortgage giants Fannie Mae and Freddie Mac, the largest bank failure in U.S. history, and the government’s $85 billion backstop loan to the world’s largest insurance company, American International Group. The period was also notable for the sudden demise of Wall Street’s independent broker/dealer business model, as typified by Lehman Brothers’ bankruptcy, Merrill Lynch’s desperation sale to Bank of America and the conversions of Morgan Stanley and Goldman Sachs to bank holding companies. These events, in turn, led to a slowdown in worldwide economic activity and a sharp downturn in expectations for corporate earnings in both 2008 and 2009. Despite the extraordinary efforts of both fiscal and monetary authorities, the stock market’s slump accelerated through the autumn as the economic slowdown persisted and the credit markets remained largely frozen.

All sectors generated negative returns during the past 12 months. The energy, health care and information technology sectors, which cumulatively account for 43.44% of the S&P 500 Index, returned -27.19%, -29.92% and -43.28%, respectively. In a reflection of the banking and credit crisis, financials — weighted at 13.36% of the Index — returned -57.62%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	S&P 500 INDEX
ONE YEAR	(38.22)%	(38.38)%	(38.50)%	(38.09)%
FIVE YEAR	(1.56)	(1.80)	(1.96)	(1.39)
TEN YEAR	(1.13)	(1.36)	(1.50)	(0.93)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

PORTFOLIO MANAGERS

CHAD M. RAKVIN

With Northern Trust since 2004

BRENT REEDER

With Northern Trust since 1993

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BEIAX

INCEPTION DATE
CLASS A SHARES	1/11/93
CLASS C SHARES	9/28/95
CLASS D SHARES	9/14/94

TOTAL NET ASSETS	$420,934,871

NET ASSET VALUE
CLASS A SHARES	$9.51
CLASS C SHARES	9.46
CLASS D SHARES	9.44

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INTERNATIONAL GROWTH PORTFOLIO	INTERNATIONAL EQUITY INDEX PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY INDEX PORTFOLIO
ASSETS:
Investments, at cost	$191,051	$127,335		$2,540	$91,142
Investments, at value(1)	$132,344	$77,086		$2,134	$64,164
Cash	–	–		–	1
Foreign currencies, at value (Cost: $5,017, $602)	5,091	600	(2)	–	–
Interest income receivable	5	4		–	14
Dividend income receivable	441	300		–	66
Receivable for foreign tax withheld	339	157		–	–
Receivable for securities sold	–	54		14	–
Receivable for variation margin on futures contracts	–	764		–	7
Receivable for fund shares sold	267	3		–	4
Receivable from affiliated administrator	–	10		17	30
Unrealized gain on forward foreign currency exchange contracts	–	272		–	–
Prepaid and other assets	3	3		3	3
Total Assets	138,490	79,253		2,168	64,289
LIABILITIES:
Unrealized loss on forward foreign currency exchange contracts	–	416		–	–
Payable upon return of securities loaned	13,522	8,909		654	17,915
Payable for securities purchased	359	143		63	–
Payable for fund shares redeemed	1,608	1,645		–	203
Payable for variation margin on future contracts	–	5		–	–
Payable to affiliates:
Investment advisory fees	81	14		1	8
Co-administration fees	15	9		–	4
Custody and accounting fees	15	9		4	3
Transfer agent fees	1	1		–	–
Trustee fees	3	3		3	3
Accrued other liabilities	222	207		8	7
Total Liabilities	15,826	11,361		733	18,143
Net Assets	$122,664	$67,892		$1,435	$46,146
ANALYSIS OF NET ASSETS:
Capital stock	$191,816	$115,626		$19,799	$84,182
Undistributed net investment income (loss)	4,474	2,399		(1)	866
Accumulated undistributed net realized gain (loss)	(14,975)	266		(17,957)	(11,930)
Net unrealized depreciation	(58,651)	(50,399)		(406)	(26,972)
Net Assets	$122,664	$67,892		$1,435	$46,146
Net Assets:
Class A	$122,311	$67,131		$1,432	$46,072
Class C	–	–		–	–
Class D	353	761		3	74
Total Shares Outstanding (no par value), Unlimited Shares Authorized:
Class A	17,699	10,150		217	4,336
Class C	–	–		–	–
Class D	51	120		–	7
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$6.91	$6.61		$6.61	$10.63
Class C	_	_		_	_
Class D	6.92	6.34		6.30	10.48

(1)	Amounts include value of securities loaned of $12,995, $8,548, $641, $17,391, $506, $5,911, $4,135, and $33,408, respectively.
(2)	Amount includes restricted foreign currencies of $279, which covers margin requirements for open futures contracts.
(3)	Amount includes cost of $680 in Northern Trust Corp.
(4)	Amount includes value of $528 in Northern Trust Corp.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

MID CAP GROWTH PORTFOLIO	FOCUSED GROWTH PORTFOLIO	DIVERSIFIED GROWTH PORTFOLIO	EQUITY INDEX PORTFOLIO

$1,964	$69,282	$60,958	$608,321	(3)
$1,914	$58,609	$45,493	$457,567	(4)
–	1	2	91
–	–	–	–
–	1	1	9
1	90	145	1,333
–	–	–	–
42	–	–	–
–	–	–	136
–	153	8	11
14	12	24	2
3	3	3	5
1,974	58,869	45,676	459,154

–	–	–	–
516	6,088	4,175	34,069
49	–	273	101
–	–	5	3,872
–	–	–	–
1	33	21	34
–	4	3	34
7	4	8	6
–	–	–	4
3	3	3	7
9	12	7	92
585	6,144	4,495	38,219
$1,389	$52,725	$41,181	$420,935

$4,724	$101,507	$63,050	$567,203
(3)	314	652	377
(3,282)	(38,423)	(7,056)	3,916
(50)	(10,673)	(15,465)	(150,561)
$1,389	$52,725	$41,181	$420,935

$1,381	$52,578	$40,922	$410,534
2	75	–	8,458
6	72	259	1,943

154	5,621	9,033	43,162
–	9	–	894
1	8	61	206

$8.98	$9.35	$4.53	$9.51
8.81	9.09	–	9.46
8.66	8.88	4.29	9.44

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF OPERATIONS

Amounts in thousands	INTERNATIONAL GROWTH PORTFOLIO	INTERNATIONAL EQUITY INDEX PORTFOLIO	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY INDEX PORTFOLIO
INVESTMENT INCOME:
Dividend income	$6,193 (1)	$3,389 (1)	$10	$950
Interest income	13	40	2	36
Net income from securities loaned	104	48	3	224
Total Investment Income	6,310	3,477	15	1,210
EXPENSES:
Investment advisory fees	1,853	258	16	136
Co-administration fees	309	155	2	68
Custody and accounting fees	224	130	53	193
Transfer agent fees	21	11	–	7
Blue sky fees	27	28	32	28
SEC fees	4	4	6	4
Printing fees	7	7	7	7
Audit fees	5	5	5	5
Legal fees	7	7	7	7
Shareholder servicing fees	1	2	–	–
Trustee fees and expenses	7	8	8	7
Interest expense	5	3	–	–
Insurance fees	5	5	5	5
Proxy expense	3	3	3	2
Other	8	6	5	6
Total Expenses:	2,486	632	149	475
Less voluntary waivers of investment advisory fees	(206)	–	(3)	–
Less expenses reimbursed by administrator	(90)	(198)	(130)	(264)
Less custodian credits	(1)	(5)	–	–
Net Expenses	2,189	429	16	211
Net Investment Income (Loss)	4,121	3,048	(1)	999
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(14,815)	2,921	(331)	3,994
Options	–	–	–	–
Futures contracts	–	(1,478)	–	(725)
Foreign currency transactions	387	(246)	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(96,466)	(64,330)	(617)	(32,266)
Options	–	–	–	–
Futures contracts	–	(161)	–	2
Foreign currency transactions and forward foreign currency exchange contracts	74	(99)	–	–
Translation of other assets and liabilities denominated in foreign currencies	(203)	(100)	–	–
Net Losses on Investments and Foreign Currency	(111,023)	(63,493)	(948)	(28,995)
Net Decrease in Net Assets Resulting from Operations	$(106,902)	$(60,445)	$(949)	$(27,996)

(1)	Net of $750, $289, $4, and $ 1 in non-reclaimable foreign withholding taxes in the International Growth, International Equity Index, Focused Growth and Diversified Growth Portfolios, respectively.
(2)	Amount includes dividend income from Northern Trust Corp. of $ 14.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

MID CAP GROWTH PORTFOLIO	FOCUSED GROWTH PORTFOLIO	DIVERSIFIED GROWTH PORTFOLIO	EQUITY INDEX PORTFOLIO

$24	$985 (1)	$1,038 (1)	$13,980 (2)
4	64	32	428
3	12	13	180
31	1,061	1,083	14,588

34	684	391	641
4	81	52	641
67	49	59	113
–	8	6	84
24	25	40	35
6	4	4	7
7	7	7	15
5	5	5	11
7	7	7	15
–	–	1	34
8	8	7	15
–	1	4	2
5	5	5	12
3	3	3	5
6	6	6	10
176	893	597	1,640
(4)	(80)	(52)	–
(137)	(119)	(143)	(235)
–	–	–	(2)
35	694	402	1,403
(4)	367	681	13,185

(688)	(12,377)	(5,460)	36,665
–	–	8	–
–	–	–	(6,856)
–	–	–	–

(516)	(23,069)	(19,810)	(315,411)
–	–	(92)	–
–	–	–	86
–	–	–	–
–	–	–	–
(1,204)	(35,446)	(25,354)	(285,516)
$(1,208)	$(35,079)	$(24,673)	$(272,331)

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	INTERNATIONAL GROWTH PORTFOLIO		INTERNATIONAL EQUITY INDEX PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
Amounts in thousands	2008	2007	2008	2007	2008	2007
OPERATIONS:
Net investment income (loss)	$4,121	$2,917	$3,048	$3,492	$(1)	$(10)
Net realized gains (losses)	(14,428)	38,463	1,197	22,451	(331)	308
Net change in unrealized appreciation (depreciation)	(96,595)	3,244	(64,690)	(6,642)	(617)	(29)
Net Increase (Decrease) in Net Assets Resulting from Operations	(106,902)	44,624	(60,445)	19,301	(949)	269
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	11,774	10,556	17,764	3,450	210	(652)
Net increase (decrease) in net assets resulting from Class C share transactions	–	–	–	–	–	–
Net increase (decrease) in net assets resulting from Class D share transactions	76	25	809	537	(5)	(9)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	11,850	10,581	18,573	3,987	205	(661)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(3,394)	(2,081)	(4,280)	(3,448)	–	–
From net realized gains	(37,819)	(6,355)	(21,100)	(12,460)	–	–
Total Distributions to Class A shareholders	(41,213)	(8,436)	(25,380)	(15,908)	–	–
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	–	–	–	–	–	–
From net realized gains	–	–	–	–	–	–
Total Distributions to Class C shareholders	–	–	–	–	–	–
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(6)	(3)	(20)	(2)	–	–
From net realized gains	(98)	(17)	(106)	(10)	–	–
Total Distributions to Class D shareholders	(104)	(20)	(126)	(12)	–	–
Total Increase (Decrease) in Net Assets	(136,369)	46,749	(67,378)	7,368	(744)	(392)
NET ASSETS:
Beginning of year	259,033	212,284	135,270	127,902	2,179	2,571
End of year	$122,664	$259,033	$67,892	$135,270	$1,435	$2,179
Accumulated Undistributed Net Investment Income (Loss)	$4,474	$3,366	$2,399	$3,792	$(1)	$ –

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO		MID CAP GROWTH PORTFOLIO		FOCUSED GROWTH PORTFOLIO		DIVERSIFIED GROWTH PORTFOLIO		EQUITY INDEX PORTFOLIO
2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
$999	$951	$(4)	$(6)	$367	$529	$681	$563	$13,185	$12,820
3,269	13,420	(688)	1,270	(12,377)	10,957	(5,452)	2,868	29,809	82,210
(32,264)	(12,894)	(516)	(85)	(23,069)	3,058	(19,902)	(421)	(315,325)	(35,610)
(27,996)	1,477	(1,208)	1,179	(35,079)	14,544	(24,673)	3,010	(272,331)	59,420

(8,407)	(19,786)	(3,131)	(2,068)	(9,393)	(11,547)	9,946	17,643	(6,431)	27,196
–	–	(44)	20	–	15	–	–	(8,546)	(1,613)
(63)	(53)	(19)	(11)	(13)	(25)	15	243	(485)	(375)
(8,470)	(19,839)	(3,194)	(2,059)	(9,406)	(11,557)	9,961	17,886	(15,462)	25,208

(998)	(752)	–	(10)	(549)	(500)	(548)	(376)	(12,659)	(12,572)
–	–	–	–	–	–	(3,844)	(2,872)	(67,103)	(35,070)
(998)	(752)	–	(10)	(549)	(500)	(4,392)	(3,248)	(79,762)	(47,642)

–	–	–	–	–	–	–	–	(306)	(388)
–	–	–	–	–	–	–	–	(2,235)	(1,297)
–	–	–	–	–	–	–	–	(2,541)	(1,685)

(2)	(1)	–	–	–	–	(2)	(3)	(54)	(59)
–	–	–	–	–	–	(30)	(28)	(384)	(224)
(2)	(1)	–	–	–	–	(32)	(31)	(438)	(283)
(37,466)	(19,115)	(4,402)	(890)	(45,034)	2,487	(19,136)	17,617	(370,534)	35,018

83,612	102,727	5,791	6,681	97,759	95,272	60,317	42,700	791,469	756,451
$46,146	$83,612	$1,389	$5,791	$52,725	$97,759	$41,181	$60,317	$420,935	$791,469
$866	$934	$(3)	$ –	$314	$496	$652	$521	$377	$345

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO	CLASS A
Selected per share data	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Year	$15.02	$12.91	$10.31	$9.44		$7.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.17	0.15	0.16		0.08
Net realized and unrealized gains (losses)	(5.94)	2.46	2.58	0.82		1.63
Total from Investment Operations	(5.71)	2.63	2.73	0.98		1.71
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.20)	(0.13)	(0.13)	(0.11)		(0.05)
From net realized gains	(2.20)	(0.39)	–	–		–
Total Distributions Paid	(2.40)	(0.52)	(0.13)	(0.11)		(0.05)
Net Asset Value, End of Year	$6.91	$15.02	$12.91	$10.31		$9.44
Total Return(2)	(44.80)%	21.00%	26.70%	10.54%		22.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$122,311	$258,359	$211,732	$169,921		$162,643
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.06%	1.06%	1.06%	1.07	%(3)	1.06%
Expenses, before waivers, reimbursements and credits	1.21%	1.19%	1.20%	1.21%		1.21%
Net investment income, net of waivers, reimbursements and credits	2.01%	1.23%	1.32%	1.57%		0.92%
Net investment income, before waivers, reimbursements and credits	1.86%	1.10%	1.18%	1.43%		0.77%
Portfolio Turnover Rate	75.41%	87.63%	94.13%	85.60%		93.81%

	CLASS D
Selected per share data	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Year	$15.02	$12.92	$10.32	$9.43		$7.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.11	0.12	0.09		0.07
Net realized and unrealized gains (losses)	(5.90)	2.46	2.57	0.87		1.60
Total from Investment Operations	(5.76)	2.57	2.69	0.96		1.67
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.14)	(0.08)	(0.09)	(0.07)		(0.01)
From net realized gains	(2.20)	(0.39)	–	–		–
Total Distributions Paid	(2.34)	(0.47)	(0.09)	(0.07)		(0.01)
Net Asset Value, End of Year	$6.92	$15.02	$12.92	$10.32		$9.43
Total Return(2)	(44.99)%	20.46%	26.21%	10.22%		21.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$353	$674	$552	$481		$379
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.45%	1.45%	1.45%	1.46	%(3)	1.45%
Expenses, before waivers, reimbursements and credits	1.60%	1.58%	1.59%	1.60%		1.60%
Net investment income, net of waivers, reimbursements and credits	1.62%	0.84%	0.93%	1.18%		0.53%
Net investment income, before waivers, reimbursements and credits	1.47%	0.71%	0.79%	1.04%		0.38%
Portfolio Turnover Rate	75.41%	87.63%	94.13%	85.60%		93.81%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.06% and 1.45% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowing against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2008(3)	2007(3)	2006	2005(3)		2004(3)
Net Asset Value, Beginning of Year	$15.73	$15.54	$12.61	$11.41		$9.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.36	0.33	0.27		0.28
Net realized and unrealized gains (losses)	(6.50)	1.94	3.14	1.13		2.01
Total from Investment Operations	(6.19)	2.30	3.47	1.40		2.29
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.49)	(0.46)	(0.24)	(0.20)		(0.36)
From net realized gains	(2.44)	(1.65)	(0.30)	–		–
Total Distributions Paid	(2.93)	(2.11)	(0.54)	(0.20)		(0.36)
Net Asset Value, End of Year	$6.61	$15.73	$15.54	$12.61		$11.41
Total Return(2)	(47.77)%	16.74%	28.52%	12.45%		24.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$67,131	$134,611	$127,809	$115,608		$78,968
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.41%	0.41%	0.41%	0.46	%(4)	0.51%
Expenses, before waivers, reimbursements and credits	0.61%	0.57%	0.58%	0.65%		0.73%
Net investment income, net of waivers, reimbursements and credits	2.96%	2.42%	2.43%	2.29%		1.92%
Net investment income, before waivers, reimbursements and credits	2.76%	2.26%	2.26%	2.10%		1.70%
Portfolio Turnover Rate	43.61%	73.12%	68.17%	110.54%		9.80%

	CLASS D
Selected per share data	2008(3)	2007(3)	2006	2005(3)		2004(3)
Net Asset Value, Beginning of Year	$15.22	$15.09	$12.26	$11.12		$9.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.24	0.30	0.18		0.24
Net realized and unrealized gains (losses)	(6.20)	1.94	3.02	1.12		1.95
Total from Investment Operations	(5.97)	2.18	3.32	1.30		2.19
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.47)	(0.40)	(0.19)	(0.16)		(0.33)
From net realized gains	(2.44)	(1.65)	(0.30)	–		–
Total Distributions Paid	(2.91)	(2.05)	(0.49)	(0.16)		(0.33)
Net Asset Value, End of Year	$6.34	$15.22	$15.09	$12.26		$11.12
Total Return(2)	(47.93)%	16.40%	28.03%	11.85%		24.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$761	$659	$93	$73		$136
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.80%	0.80%	0.80%	0.85	%(4)	0.90%
Expenses, before waivers, reimbursements and credits	1.00%	0.96%	0.97%	1.04%		1.12%
Net investment income, net of waivers, reimbursements and credits	2.57%	2.03%	2.04%	1.90%		1.53%
Net investment income, before waivers, reimbursements and credits	2.37%	1.87%	1.87%	1.71%		1.31%
Portfolio Turnover Rate	43.61%	73.12%	68.17%	110.54%		9.80%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended were calculated using the average shares outstanding method.
(4)	Effective 3/1/05, the expense cap decreased from 0.51% to 0.41% and from 0.90% to 0.80% for Class A and Class D, respectively. Expense ratios, net of waivers, reimbursements and credits, for the year would have been 0.44% and 0.83% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	EQUITY PORTFOLIOS

See Notes to the Financial Statements.

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

sSMALL COMPANY GROWTH PORTFOLIO	CLASS A
Selected per share data	2008(2)		2007(2)		2006		2005(2)		2004(2)
Net Asset Value, Beginning of Year	$11.81		$10.60		$9.13		$8.15		$8.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)		(0.04)		(0.01)		(0.05)		(0.05)
Net realized and unrealized gains (losses)	(5.19)		1.25		1.48		1.03		0.03
Total from Investment Operations	(5.20)		1.21		1.47		0.98		(0.02)
Net Asset Value, End of Year	$6.61		$11.81		$10.60		$9.13		$8.15
Total Return(1)	(44.03)%		11.42%		16.10%		12.02%		(0.25)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,432		$2,168		$2,553		$7,200		$10,785
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.92	%(3)	0.92	%(3)	0.92	%(3)	0.92	%(3)	0.92	%(3)
Expenses, before waivers, reimbursements and credits	8.74%		5.48%		3.21%		2.12%		1.57%
Net investment loss, net of waivers, reimbursements and credits	(0.07)%		(0.40)%		(0.06)%		(0.54)%		(0.34)%
Net investment loss, before waivers, reimbursements and credits	(7.89)%		(4.96)%		(2.35)%		(1.74)%		(0.99)%
Portfolio Turnover Rate	353.47%		171.19%		275.73%		85.43%		286.92%

	CLASS D
Selected per share data	2008(2)		2007(2)		2006		2005(2)		2004(2)
Net Asset Value, Beginning of Year	$11.54		$10.40		$9.00		$8.06		$8.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.11)		(0.06)		(0.08)		(0.07)
Net realized and unrealized gains (losses)	(5.19)		1.25		1.46		1.02		0.02
Total from Investment Operations	(5.24)		1.14		1.40		0.94		(0.05)
Net Asset Value, End of Year	$6.30		$11.54		$10.40		$9.00		$8.06
Total Return(1)	(45.41)%		10.96%		15.56%		11.66%		(0.62)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3		$11		$18		$20		$26
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.31	(3)	1.31	%(3)	1.31	%(3)	1.31	%(3)	1.31	%(3)
Expenses, before waivers, reimbursements and credits	9.13%		5.87%		3.60%		2.51%		1.96%
Net investment loss, net of waivers, reimbursements and credits	(0.46)%		(0.79)%		(0.45)%		(0.93)%		(0.73)%
Net investment loss, before waivers, reimbursements and credits	(8.28)%		(5.35)%		(2.74)%		(2.13)%		(1.38)%
Portfolio Turnover Rate	353.47%		171.19%		275.73%		85.43%		286.92%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment loss for the year ended was calculated using the average shares outstanding method.
(3)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 0.91 % and 1.30% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO	CLASS A
Selected per share data	2008	2007	2006	2005	2004(2)
Net Asset Value, Beginning of Year	$17.20	$17.52	$15.12	$14.08	$12.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.20	0.16	0.18	0.12
Net realized and unrealized gains (losses)	(6.60)	(0.39)	2.41	0.95	1.95
Total from Investment Operations	(6.35)	(0.19)	2.57	1.13	2.07
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.13)	(0.17)	(0.09)	(0.16)
From net realized gains	–	–	–	–	–
Total Distributions Paid	(0.22)	(0.13)	(0.17)	(0.09)	(0.16)
Net Asset Value, End of Year	$10.63	$17.20	$17.52	$15.12	$14.08
Total Return(1)	(37.38)%	(1.05)%	17.12%	8.08%	17.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$46,072	$83,426	$102,484	$73,416	$77,506
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.31%	0.31%	0.31%	0.31%	0.31%
Expenses, before waivers, reimbursements and credits	0.70%	0.54%	0.53%	0.55%	0.59%
Net investment income, net of waivers, reimbursements and credits	1.55%	1.36%	1.19%	1.11%	0.96%
Net investment income, before waivers, reimbursements and credits	1.16%	1.13%	0.97%	0.87%	0.68%
Portfolio Turnover Rate	47.00%	37.40%	45.99%	33.95%	23.36%

	CLASS D
Selected per share data	2008	2007	2006	2005	2004(2)
Net Asset Value, Beginning of Year	$16.95	$17.25	$14.89	$13.87	$11.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.12	0.08	0.10	0.07
Net realized and unrealized gains (losses)	(6.45)	(0.37)	2.39	0.97	1.95
Total from Investment Operations	(6.32)	(0.25)	2.47	1.07	2.02
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.05)	(0.11)	(0.05)	(0.13)
From net realized gains	–	–	–	–	–
Total Distributions Paid	(0.15)	(0.05)	(0.11)	(0.05)	(0.13)
Net Asset Value, End of Year	$10.48	$16.95	$17.25	$14.89	$13.87
Total Return(1)	(37.64)%	(1.41)%	16.66%	7.71%	17.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$74	$186	$243	$373	$314
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, before waivers, reimbursements and credits	1.09%	0.93%	0.92%	0.94%	0.98%
Net investment income, net of waivers, reimbursements and credits	1.16%	0.97%	0.80%	0.72%	0.57%
Net investment income, before waivers, reimbursements and credits	0.77%	0.74%	0.58%	0.48%	0.29%
Portfolio Turnover Rate	47.00%	37.40%	45.99%	33.95%	23.36%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

MID CAP GROWTH PORTFOLIO	CLASS A
Selected per share data	2008(2)		2007(2)		2006(2)	2005(2)		2004(2)
Net Asset Value, Beginning of Year	$14.89		$12.26		$11.54	$10.41		$9.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)		(0.01)		0.01	(0.06)		(0.05)
Net realized and unrealized gains (losses)	(5.90)		2.66		0.71	1.19		0.50
Total from Investment Operations	(5.91)		2.65		0.72	1.13		0.45
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		–	–		–
Total Distributions Paid	–		(0.02)		–	–		–
Net Asset Value, End of Year	$8.98		$14.89		$12.26	$11.54		$10.41
Total Return(1)	(39.69)%		21.63%		6.24%	10.85%		4.52%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,381		$5,704		$6,616	$16,998		$24,204
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.92	%(3)	0.92	%(3)	0.91%	0.92	%(3)	0.91%
Expenses, before waivers, reimbursements and credits	4.70%		2.78%		1.68%	1.39%		1.36%
Net investment income (loss), net of waivers, reimbursements and credits	(0.10)%		(0.10)%		0.12%	(0.41)%		(0.54)%
Net investment income (loss), before waivers, reimbursements and credits	(3.88)%		(1.96)%		(0.65)%	(0.88)%		(0.99)%
Portfolio Turnover Rate	451.19%		248.47%		178.56%	98.76%		150.69%

	CLASS C
Selected per share data	2008(2)		2007(2)		2006(2)	2005(2)		2004(2)
Net Asset Value, Beginning of Year	$14.63		$12.08		$11.41	$10.32		$9.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)		(0.05)		(0.01)	(0.06)		(0.08)
Net realized and unrealized gains (losses)	(5.74)		2.62		0.68	1.15		0.50
Total from Investment Operations	(5.82)		2.57		0.67	1.09		0.42
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		–	–		–
Total Distributions Paid	–		(0.02)		–	–		–
Net Asset Value, End of Year	$8.81		$14.63		$12.08	$11.41		$10.32
Total Return(1)	(39.71)%		21.30%		5.87%	10.56%		4.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2		$51		$25	$5,300		$4,083
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.16	%(3)	1.16	%(3)	1.15%	1.16	%(3)	1.15%
Expenses, before waivers, reimbursements and credits	4.94%		3.02%		1.92%	1.63%		1.60%
Net investment loss, net of waivers, reimbursements and credits	(0.34)%		(0.34)%		(0.12)%	(0.65)%		(0.78)%
Net investment loss, before waivers, reimbursements and credits	(4.12)%		(2.20)%		(0.89)%	(1.12)%		(1.23)%
Portfolio Turnover Rate	451.19%		248.47%		178.56%	98.76%		150.69%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.
(3)	Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MID CAP GROWTH PORTFOLIO	CLASS D
Selected per share data	2008(2)		2007(2)		2006(2)	2005(2)		2004(2)
Net Asset Value, Beginning of Year	$14.47		$11.97		$11.32	$10.25		$9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.06)		(0.06)		(0.04)	(0.10)		(0.09)
Net realized and unrealized gains (losses)	(5.75)		2.58		0.69	1.17		0.49
Total from Investment Operations	(5.81)		2.52		0.65	1.07		0.40
LESS DISTRIBUTIONS PAID:
From net investment income	–		(0.02)		–	–		–
Total Distributions Paid	–		(0.02)		–	–		–
Net Asset Value, End of Year	$8.66		$14.47		$11.97	$11.32		$10.25
Total Return(1)	(40.19)%		21.15%		5.74%	10.44%		4.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6		$36		$40	$144		$443
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.31	%(3)	1.31	%(3)	1.30%	1.31	%(3)	1.30%
Expenses, before waivers and reimbursements	5.09%		3.17%		2.07%	1.78%		1.75%
Net investment loss, net of waivers and reimbursements	(0.49)%		(0.49)%		(0.27)%	(0.80)%		(0.93)%
Net investment loss, before waivers and reimbursements	(4.27)%		(2.35)%		(1.04)%	(1.27)%		(1.38)%
Portfolio Turnover Rate	451.19%		248.47%		178.56%	98.76%		150.69%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment loss for the year ended was calculated using the average shares outstanding method.
(3)	Expense ratios, net of waivers and reimbursements, for the year would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

FOCUSED GROWTH PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007(2)	2006	2005(2)	2004
Net Asset Value, Beginning of Year	$15.53	$13.33	$12.46	$11.67	$11.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.08	0.07	0.04	0.06
Net realized and unrealized gains (losses)	(6.15)	2.19	0.84	0.81	0.38
Total from Investment Operations	(6.09)	2.27	0.91	0.85	0.44
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)	(0.07)	(0.04)	(0.06)	–
Total Distributions Paid	(0.09)	(0.07)	(0.04)	(0.06)	–
Net Asset Value, End of Year	$9.35	$15.53	$13.33	$12.46	$11.67
Total Return(1)	(39.45)%	17.12%	7.29%	7.35%	3.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$52,578	$97,501	$95,041	$150,994	$183,444
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses, before waivers, reimbursements and credits	1.11%	1.06%	1.06%	1.01%	1.01%
Net investment income, net of waivers, reimbursements and credits	0.46%	0.57%	0.48%	0.26%	0.52%
Net investment income, before waivers, reimbursements and credits	0.21%	0.37%	0.28%	0.11%	0.37%
Portfolio Turnover Rate	242.18%	146.66%	151.02%	178.43%	189.01%

	CLASS C
Selected per share data	2008(2)	2007(2)	2006	2005(2)	2004
Net Asset Value, Beginning of Year	$15.10	$12.98	$12.23	$11.45	$11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	0.01	(0.07)	–	0.03
Net realized and unrealized gains (losses)	(5.98)	2.16	0.86	0.82	0.37
Total from Investment Operations	(5.95)	2.17	0.79	0.82	0.40
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)	(0.05)	(0.04)	(0.04)	–
Total Distributions Paid	(0.06)	(0.05)	(0.04)	(0.04)	–
Net Asset Value, End of Year	$9.09	$15.10	$12.98	$12.23	$11.45
Total Return(1)	(39.57)%	16.78%	6.44%	7.16%	3.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$75	$125	$92	$7,779	$15,926
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, before waivers, reimbursements and credits	1.35%	1.30%	1.30%	1.25%	1.25%
Net investment income, net of waivers, reimbursements and credits	0.22%	0.33%	0.24%	0.02%	0.28%
Net investment income (loss), before waivers, reimbursements and credits	(0.03)%	0.13%	0.04%	(0.13)%	0.13%
Portfolio Turnover Rate	242.18%	146.66%	151.02%	178.43%	189.01%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

FOCUSED GROWTH PORTFOLIO	CLASS D
Selected per share data	2008(2)	2007(2)	2006	2005(2)	2004
Net Asset Value, Beginning of Year	$14.76	$12.68	$11.90	$11.15	$10.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.05)	(0.08)	(0.02)	0.01
Net realized and unrealized gains (losses)	(5.86)	2.14	0.90	0.79	0.36
Total from Investment Operations	(5.85)	2.09	0.82	0.77	0.37
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.01)	(0.04)	(0.02)	–
Total Distributions Paid	(0.03)	(0.01)	(0.04)	(0.02)	–
Net Asset Value, End of Year	$8.88	$14.76	$12.68	$11.90	$11.15
Total Return(1)	(39.73)%	16.51%	6.87%	6.95%	3.43%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72	$133	$139	$231	$1,362
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.50%	1.45%	1.45%	1.40%	1.40%
Net investment income (loss), net of waivers, reimbursements and credits	0.07%	0.18%	0.09%	(0.13)%	0.13%
Net investment loss, before waivers, reimbursements and credits	(0.18)%	(0.02)%	(0.11)%	(0.28)%	(0.02)%
Portfolio Turnover Rate	242.18%	146.66%	151.02%	178.43%	189.01%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

DIVERSIFIED GROWTH PORTFOLIO	CLASS A
Selected per share data	2008		2007(3)	2006(3)	2005(3)		2004
Net Asset Value, Beginning of Year	$8.02		$8.09	$8.30	$7.58		$7.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.09	0.07	0.05		0.06
Net realized and unrealized gains (losses)	(2.99)		0.44	0.57	0.73		0.47
Total from Investment Operations	(2.92)		0.53	0.64	0.78		0.53
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)		(0.07)	(0.06)	(0.06)		(0.04)
From net realized gains	(0.50)		(0.53)	(0.79)	–		–
Total Distributions Paid	(0.57)		(0.60)	(0.85)	(0.06)		(0.04)
Net Asset Value, End of Year	$4.53		$8.02	$8.09	$8.30		$7.58
Total Return(1)	(39.04)%		6.90%	8.36%	10.33%		7.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$40,922		$59,875	$42,505	$38,154		$44,967
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.77	%(2)	0.76%	0.76%	0.77	%(2)	0.77	%(2)
Expenses, before waivers, reimbursements and credits	1.14%		1.07%	1.15%	1.08%		1.03%
Net investment income, net of waivers, reimbursements and credits	1.31%		1.09%	0.96%	0.64%		0.64%
Net investment income, before waivers, reimbursements and credits	0.94%		0.78%	0.57%	0.33%		0.38%
Portfolio Turnover Rate	117.55%		89.01%	123.43%	49.34%		102.83%

	CLASS D
Selected per share data	2008		2007(3)	2006(3)	2005(3)		2004
Net Asset Value, Beginning of Year	$7.62		$7.73	$7.95	$7.27		$6.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.05	0.04	0.01		0.04
Net realized and unrealized gains (losses)	(2.86)		0.43	0.54	0.70		0.43
Total from Investment Operations	(2.79)		0.48	0.58	0.71		0.47
LESS DISTRIBUTIONS PAID:
From net investment income	(0.04)		(0.06)	(0.01)	(0.03)		(0.01)
From net realized gains	(0.50)		(0.53)	(0.79)	–		–
Total Distributions Paid	(0.54)		(0.59)	(0.80)	(0.03)		(0.01)
Net Asset Value, End of Year	$4.29		$7.62	$7.73	$7.95		$7.27
Total Return(1)	(39.29)%		6.50%	7.87%	9.82%		6.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$259		$442	$195	$136		$524
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.16	%(2)	1.15%	1.15%	1.16	%(2)	1.16	%(2)
Expenses, before waivers, reimbursements and credits	1.53%		1.46%	1.54%	1.47%		1.42%
Net investment income, net of waivers, reimbursements and credits	0.92%		0.70%	0.57%	0.25%		0.25%
Net investment income (loss), before waivers, reimbursements and credits	0.55%		0.39%	0.18%	(0.06)%		(0.01)%
Portfolio Turnover Rate	117.55%		89.01%	123.43%	49.34%		102.83%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Expense ratios, net of waivers and reimbursements, for the year would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2008(2)	2007	2006(2)	2005(2)	2004(2)
Net Asset Value, Beginning of Year	$17.29	$17.17	$15.89	$15.11	$13.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.29	0.27	0.26	0.26
Net realized and unrealized gains (losses)	(6.26)	0.95	1.87	0.97	1.46
Total from Investment Operations	(5.98)	1.24	2.14	1.23	1.72
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.29)	(0.28)	(0.25)	(0.26)
From net realized gains	(1.52)	(0.83)	(0.58)	(0.20)	(0.01)
Total Distributions Paid	(1.80)	(1.12)	(0.86)	(0.45)	(0.27)
Net Asset Value, End of Year	$9.51	$17.29	$17.17	$15.89	$15.11
Total Return(1)	(38.22)%	7.59%	14.03%	8.28%	12.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$410,534	$761,863	$725,157	$746,734	$693,670
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses, before waivers, reimbursements and credits	0.25%	0.25%	0.28%	0.34%	0.34%
Net investment income, net of waivers, reimbursements and credits	2.07%	1.74%	1.72%	1.70%	1.82%
Net investment income, before waivers, reimbursements and credits	2.03%	1.70%	1.65%	1.57%	1.69%
Portfolio Turnover Rate	15.88%	43.91%	17.12%	18.74%	11.93%

	CLASS C
Selected per share data	2008(2)	2007	2006(2)	2005(2)	2004(2)
Net Asset Value, Beginning of Year	$17.21	$17.09	$15.82	$15.05	$13.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.23	0.24	0.22	0.24
Net realized and unrealized gains (losses)	(6.23)	0.97	1.85	0.97	1.44
Total from Investment Operations	(5.98)	1.20	2.09	1.19	1.68
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)	(0.25)	(0.24)	(0.22)	(0.22)
From net realized gains	(1.52)	(0.83)	(0.58)	(0.20)	(0.01)
Total Distributions Paid	(1.77)	(1.08)	(0.82)	(0.42)	(0.23)
Net Asset Value, End of Year	$9.46	$17.21	$17.09	$15.82	$15.05
Total Return(1)	(38.38)%	7.36%	13.76%	8.00%	12.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,458	$25,323	$26,677	$24,892	$38,536
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before waivers, reimbursements and credits	0.49%	0.49%	0.52%	0.58%	0.58%
Net investment income, net of waivers, reimbursements and credits	1.83%	1.50%	1.48%	1.46%	1.58%
Net investment income, before waivers, reimbursements and credits	1.79%	1.46%	1.41%	1.33%	1.45%
Portfolio Turnover Rate	15.88%	43.91%	17.12%	18.74%	11.93%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO	CLASS D
Selected per share data	2008(2)	2007	2006(2)	2005(2)	2004(2)
Net Asset Value, Beginning of Year	$17.18	$17.06	$15.79	$15.02	$13.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.19	0.21	0.20	0.21
Net realized and unrealized gains (losses)	(6.22)	0.99	1.85	0.96	1.44
Total from Investment Operations	(5.99)	1.18	2.06	1.16	1.65
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)	(0.23)	(0.21)	(0.19)	(0.21)
From net realized gains	(1.52)	(0.83)	(0.58)	(0.20)	(0.01)
Total Distributions Paid	(1.75)	(1.06)	(0.79)	(0.39)	(0.22)
Net Asset Value, End of Year	$9.44	$17.18	$17.06	$15.79	$15.02
Total Return(1)	(38.50)%	7.20%	13.57%	7.84%	12.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,943	$4,283	$4,617	$10,385	$12,400
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.64%	0.64%	0.67%	0.73%	0.73%
Net investment income, net of waivers, reimbursements and credits	1.68%	1.35%	1.33%	1.31%	1.43%
Net investment income, before waivers, reimbursements and credits	1.64%	1.31%	1.26%	1.18%	1.30%
Portfolio Turnover Rate	15.88%	43.91%	17.12%	18.74%	11.93%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO	NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7%

Australia – 3.3%

Cochlear Ltd.	36,452	$1,319

QBE Insurance Group Ltd.	26,750	416
Telstra Corp. Ltd.	863,387	2,300
		4,035

Canada – 1.5%
Bombardier, Inc., Class B	512,000	1,794

China – 0.9%
Bank of China Ltd., Class H †	3,372,000	1,067

Finland – 2.0%
UPM-KymmeneOYJ †	167,312	2,414

France – 10.6%

Accor S.A.	26,689	1,029

Air Liquide	27,444	2,337

BNPParibas	40,136	2,225

Cap Gemini S.A.	52,174	1,682

Societe Generale	40,885	1,750

Thales S.A.	51,567	1,929
Total S.A.	38,337	2,012
		12,964

Germany – 13.4%

Allianz SE (Registered)	23,323	1,953

Bayer A.G. †	46,539	2,419

Commerzbank A.G.	67,176	620

Deutsche Bank A.G. (Registered) †	39,763	1,429

Deutsche Telekom A.G. (Registered)	114,238	1,590

E.ON A.G.	60,119	2,120

GEA Group A.G.	47,276	734

Linde A.G. †	24,536	1,801

SAP A.G. †	66,792	2,296
Siemens A.G. (Registered)	24,868	1,500
		16,462

Greece – 0.5%
National Bank of Greece S.A.	35,028	669

Italy – 2.7%

ENI S.p.A.	90,153	2,046
Lottomatica S.p.A. †	51,627	1,225
		3,271

Japan – 17.6%

Chiyoda Corp. †	171,000	823

East Japan Railway Co.	380	2,924

Kawasaki Heavy Industries Ltd. †	546,000	1,172

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

Japan – 17.6% continued

Kinden Corp.	173,000	$1,558

Kirin Holdings Co. Ltd.	187,000	2,268

Kubota Corp.	240,000	1,397

Mitsubishi Estate Co. Ltd.	139,000	2,078

Shin-Etsu Chemical Co. Ltd.	46,700	1,782

Shiseido Co. Ltd.	102,000	1,896

Sony Corp.	89,500	1,736

Sumitomo Metal Mining Co. Ltd.	114,000	1,089
Toyota Motor Corp.	91,600	2,881
		21,604

Netherlands – 5.1%

Qiagen N.V. * †	82,215	1,306
Royal Dutch Shell PLC, Class B (London Exchange)	185,095	4,909
		6,215

Singapore – 1.0%
CapitaLand Ltd.	667,000	1,226

Spain – 2.7%
Telefonica S.A.	164,762	3,347

Sweden – 1.9%
Telefonaktiebolaget LM Ericsson, Class B †	338,659	2,406

Switzerland – 10.0%

ABB Ltd. (Registered) *	114,215	1,477

Julius Baer Holding A.G. (Registered)	29,419	973

Nestle S.A. (Registered)	105,531	3,821

Roche Holding A.G. (Genusschein)	25,656	3,611
Syngenta A.G. (Registered)	13,437	2,392
		12,274

United Kingdom – 23.5%

Autonomy Corp. PLC *	144,019	2,079

BAE Systems PLC	404,606	2,228

BHP Billiton PLC	153,622	2,800

BPPLC	289,615	2,349

Compass Group PLC	464,326	2,206

Diageo PLC	199,312	2,798

GlaxoSmithKline PLC	188,990	3,280

HSBC Holdings PLC	187,158	2,041

ITV PLC	1,731,014	955

QinetiQ PLC	280,241	753

Royal Bank of Scotland Group PLC	1,136,411	970

Standard Chartered PLC	54,429	713

Vodafone Group PLC	1,977,650	3,871

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 96.7% continued

United Kingdom – 23.5% continued
WPP PLC	329,677	$1,844
		28,887
Total Common Stocks
(Cost $177,454)(1)		118,635

INVESTMENT COMPANIES – 11.0%

Northern Institutional Funds – Liquid Assets Portfolio (2) (3)	13,522,470	13,522
Total Investment Companies
(Cost $13,522)		13,522

RIGHTS – 0.1%

United Kingdom – 0.1%
Standard Chartered PLC*	17,943	112
		112
Total Rights
(Cost $ –)(1)		112

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.1%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$75	$75
Total Short-Term Investments
(Cost $75)		75

Total Investments – 107.9%
(Cost $191,051)		132,344
Liabilities less Other Assets – (7.9)%		(9,680)
NET ASSETS – 100.0%		$122,664

(1)	In accordance with the Portfolio’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment relates to cash collateral received from portfolio securities loaned.
(3)	Investment in affiliated portfolio.
*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the industry sectors (unaudited) for the International Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.0%
Consumer Staples	9.1
Energy	9.5
Financials	15.0
Health Care	10.1
Industrials	15.5
Information Technology	7.2
Materials	12.4
Telecommunication Services	9.4
Utilities	1.8

Total	100.0%

At November 30, 2008, the International Growth Portfolio’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
U.S. Dollar	64.8%
Japanese Yen	13.2
British Pound	10.6
All other currencies less than 5%	11.4

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the International Growth Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)

Level 1	$15,732	$–

Level 2	116,612	–

Level 3	–	–

Total	$132,344	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9%

Australia – 5.7%

AGL Energy Ltd.	3,526	$35

Alumina Ltd.	8,979	8

Amcor Ltd.	7,167	28

AMP Ltd.	15,942	56

Aristocrat Leisure Ltd. †	2,790	7

Asciano Group	4,117	3

ASX Ltd.	1,478	30

Australia & New Zealand Banking

Group Ltd. †	18,118	178

AXA Asia Pacific Holdings Ltd.	6,932	21

Babcock & Brown International Pty Ltd. †	1,852	–

Bendigo Bank Ltd. †	2,183	16

BHP Billiton Ltd. †	31,559	633

Billabong International Ltd.	1,509	10

BlueScope Steel Ltd.	6,054	16

Boral Ltd.	4,730	12

Brambles Ltd.	12,252	58

Caltex Australia Ltd. †	1,074	5

CFS Retail Property Trust	14,633	20

Coca-Cola Amatil Ltd.	4,344	25

Cochlear Ltd.	437	16

Commonwealth Bank of Australia	13,214	298

Computershare Ltd. †	4,051	18

Crown Ltd.	3,553	11

CSL Ltd.	5,570	128

CSR Ltd. †	8,705	8

Dexus Property Group	25,589	14

Fairfax Media Ltd. †	9,705	9

Fortescue Metals Group Ltd. *†	11,066	15

Foster’s Group Ltd.	16,629	60

Goodman Fielder Ltd.	9,902	9

Goodman Group †	17,144	11

GPT Group	39,630	25

Harvey Norman Holdings Ltd. †	4,700	7

Incitec Pivot Ltd.	15,176	27

Insurance Australia Group Ltd.	17,519	42

Leighton Holdings Ltd. †	1,228	20

Lend Lease Corp. Ltd.	2,864	15

Lion Nathan Ltd. †	2,500	14

Macquarie Airports	6,369	8

Macquarie Group Ltd. †	2,460	48

Macquarie Infrastructure Group †	21,114	24

Macquarie Office Trust	16,842	3

Metcash Ltd.†	4,400	11

Mirvac Group	8,860	8

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Australia – 5.7% continued

National Australia Bank Ltd. †	17,604	$233

Newcrest Mining Ltd.	3,956	64

OneSteel Ltd.	6,767	11

Orica Ltd.	3,003	31

Origin Energy Ltd. *	7,919	83

OZ Minerals Ltd. †	25,655	9

Perpetual Ltd.	295	6

Qantas Airways Ltd.	8,112	12

QBE Insurance Group Ltd.	9,055	142

Rio Tinto Ltd.	2,692	83

Santos Ltd.	5,308	53

Sims Group Ltd. †	1,169	11

Sonic Healthcare Ltd.	2,321	20

Stockland	12,526	36

Suncorp-Metway Ltd.	8,905	46

TABCORP Holdings Ltd.	4,625	21

Tatts Ltd.	8,554	14

Telstra Corp. Ltd.	40,580	108

Toll Holdings Ltd.	4,388	17

Transurban Group	11,194	37

Wesfarmers Ltd. †	6,146	75

Wesfarmers Ltd. - PPS	1,001	12

Westfield Group	16,297	161

Westpac Banking Corp. †	17,420	206

Westpac Banking Corp. - New *†	6,681	78

Woodside Petroleum Ltd.	4,549	108

Woolworths Ltd.	11,281	198
WorleyParsons Ltd.	1,330	12
		3,897

Austria – 0.3%

Erste Group Bank A.G.	1,656	38

OMV A.G.	1,570	40

Raiffeisen International Bank Holding A.G. †	430	12

Strabag SE †	410	7

Telekom Austria A.G.	2,906	39

Verbund - Oesterreichische Elektrizita-etswirtschafts A.G., Class A	690	31

Vienna Insurance Group †	300	8

Voestalpine A.G.	972	20
Wienerberger A.G.	577	8
		203

Belgium – 0.6%

Belgacom S.A.	1,632	59

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Belgium – 0.6% continued

Colruyt S.A.	158	$34

Delhaize Group	961	58

Dexia †	4,421	19

Fortis †	20,796	20

Groupe Bruxelles Lambert S.A.	726	54

InBev N.V.	1,763	29

KBC Ancora	236	4

KBC Groep N.V.	1,498	45

Mobistar S.A.	217	15

Nationale A Portefeuille	300	16

Solvay S.A., Class A	574	42

UCB S.A.	875	26
Umicore	985	18
		439

Denmark – 0.9%

A.P. Moller – Maersk A/S, Class A †	5	26

A.P. Moller – Maersk A/S, Class B †	10	52

Carlsberg A/S, Class B	773	24

Coloplast A/S, Class B †	224	13

Danisco A/S †	335	15

Danske Bank A/S †	4,394	52

DSV A/S †	1,603	18

FLSmidth & Co. A/S †	423	14

Jyske Bank (Registered) *	468	11

Novo-Nordisk A/S, Class B	4,272	218

Novozymes A/S, Class B	456	32

Topdanmark A/S *	140	17

Tryg Vesta A/S †	211	12

Vestas Wind Systems A/S *	1,723	78
William Demant Holding A/S *†	201	7
		589

Finland – 1.4%

Elisa OYJ, Class A †	1,189	17

Fortum OYJ	4,098	82

Kesko OYJ, Class B †	452	11

Kone OYJ, Class B	1,557	31

Metso OYJ †	1,014	12

Neste Oil OYJ †	1,020	14

Nokia OYJ	36,383	515

Nokian Renkaat OYJ †	718	9

OKO Bank PLC, Class A †	700	9

Orion OYJ, Class B	600	9

Outokumpu OYJ †	1,300	13

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Finland – 1.4% continued

Rautaruukki OYJ	668	$10

Sampo OYJ, Class A	4,072	76

Sanoma-WSOY OYJ †	771	11

Stora Enso OYJ (Registered)	4,620	38

UPM-Kymmene OYJ	5,227	75
Wartsila OYJ, Class B †	756	18
		950

France – 10.6%

Accor S.A.	1,867	72

ADP †	213	12

Air France-KLM †	964	12

Air Liquide	2,312	197

Alcatel-Lucent *	22,103	47

Alstom	1,977	105

ArcelorMittal †	8,062	194

Atos Origin S.A.	660	15

AXA S.A.	14,351	275

BNP Paribas	7,754	430

Bouygues	2,325	96

Bureau Veritas †	301	11

Cap Gemini S.A.	1,229	40

Carrefour S.A.	5,904	223

Casino Guichard Perrachon S.A.	346	21

Christian Dior S.A.	442	20

Cie de Saint-Gobain	2,630	106

Cie Generale d’Optique Essilor International S.A. †	1,793	72

CNP Assurances	305	20

Compagnie Generale de Geophysique- Veritas *†	1,091	18

Credit Agricole S.A.	8,070	90

Dassault Systemes S.A. †	458	18

Eiffage S.A. †	286	13

Electricite de France	1,824	106

Eramet †	41	8

Eurazeo	198	10

Eutelsat Communications †	653	14

France Telecom S.A.	17,418	450

GDF Suez *	1,323	–

GDF Suez (VVPR)	10,427	420

Gecina S.A.	85	4

Groupe Danone	4,028	232

Hermes International †	622	78

ICADE	154	10

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

France – 10.6% continued

Iliad S.A.	136	$10

Imerys S.A. †	252	9

JC Decaux S.A. †	548	8

Klepierre †	667	14

Lafarge S.A. †	1,374	76

Lagardere S.C.A.	1,088	40

Legrand S.A.	714	11

L’Oreal S.A.	2,279	184

LVMH Moet Hennessy Louis Vuitton S.A.	2,285	130

M6-Metropole Television	708	12

Michelin Compagnie Generale des Establissements, Class B	1,263	61

Natixis	7,897	16

Neopost S.A.	256	18

PagesJaunes Groupe S.A. †	1,084	10

Pernod-Ricard S.A. †	1,491	88

Peugeot S.A.	1,196	22

PPR	730	35

Publicis Groupe †	1,106	26

Renault S.A. †	1,738	38

Safran S.A. †	1,596	21

Sanofi-Aventis	10,000	555

Schneider Electric S.A.	2,060	130

SCOR SE	1,190	23

SES FDR†	2,564	45

Societe BIC S.A.	278	14

Societe Des Autoroutes Paris-Rhin-Rhone	192	13

Societe Generale	4,331	185

Societe Television Francaise 1 †	937	13

Sodexho Alliance S.A. †	759	38

Suez Environnement S.A. *	2,342	40

Technip S.A.	971	30

Thales S.A.	705	26

Total S.A.	20,176	1,059

Unibail-Rodamco	766	103

Valeo S.A. †	654	8

Vallourec	480	51

Veolia Environment	3,404	85

Vinci S.A.	3,865	156

Vivendi	10,821	307

Wendel †	215	10
Zodiac S.A.	413	15
		7,174

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Germany – 7.9%

Adidas A.G.	1,779	$56

Allianz SE (Registered)	4,288	359

BASF A.G.	8,774	282

Bayer A.G. †	7,087	368

Bayerische Motoren Werke A.G.	3,014	76

Beiersdorf A.G. †	701	39

Celesio A.G.	676	17

Commerzbank A.G. †	5,829	54

DaimlerChrysler A.G. (Registered)	8,048	254

Deutsche Bank A.G. (Registered) †	5,162	186

Deutsche Boerse A.G. †	1,829	132

Deutsche Lufthansa A.G. (Registered)	1,821	24

Deutsche Post A.G. (Registered)	7,623	110

Deutsche Postbank A.G.	652	14

Deutsche Telekom A.G. (Registered)	26,310	366

E.ON A.G.	18,072	637

Fraport A.G. Frankfurt Airport Services Worldwide	278	10

Fresenius A.G.	206	10

Fresenius Medical Care A.G. & Co. KGaA †	1,700	74

GEA Group A.G.	1,444	22

Hamburger Hafen †	190	6

Hannover Rueckversicherung A.G.	469	11

HeidelbergCement A.G. *†	198	10

HeidelbergCement A.G. (VVPR) (1)*	83	–

Henkel KGaA	1,138	28

Hochtief A.G.	334	13

Hypo Real Estate Holding A.G. †	1,955	7

Infineon Technologies A.G. *	6,766	16

K+S A.G.	1,395	63

Linde A.G.	1,245	91

MAN A.G.	1,011	46

Merck KGaA	540	45

Metro A.G.	980	30

Muenchener Rueckversicherungs A.G. (Registered)	1,925	263

Puma A.G. Rudolf Dassler Sport A.G. †	64	11

Q-Cells A.G. *†	492	17

RWE A.G.	4,128	348

SalzgitterA.G.	327	23

SAP A.G. †	8,095	278

Siemens A.G. (Registered)	8,266	499

Solarworld A.G. †	680	12

ThyssenKrupp A.G.	3,365	69

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Germany – 7.9% continued

TUI A.G.†	1,697	$19

United Internet A.G. (Registered) †	960	6

Volkswagen A.G. †	1,103	393
Wacker Chemie A.G.	123	13
		5,407

Greece – 0.5%

Alpha Bank A.E.	3,569	37

Coca Cola Hellenic Bottling Co. S.A.	1,380	22

EFG Eurobank Ergasias S.A.	2,638	22

Hellenic Petroleum S.A.	1,222	9

Hellenic Telecommunications Organization S.A.	2,560	37

Marfin Investment Group S.A. *	5,160	19

National Bank of Greece S.A.	4,663	89

OPAP S.A.	2,034	50

Piraeus Bank S.A.	2,690	27

Public Power Corp. S.A.	713	10
Titan Cement Co. S.A.	469	8
		330

Hong Kong – 2.0%

ASM Pacific Technology	2,000	6

Bank of East Asia Ltd. †	12,599	27

BOC Hong Kong Holdings Ltd.	33,500	38

Cathay Pacific Airways Ltd. †	9,000	9

Cheung Kong Holdings Ltd.	13,000	121

Cheung Kong Infrastructure Holdings Ltd. †	4,000	16

Chinese Estates Holdings Ltd.	8,000	6

CLP Holdings Ltd.	19,194	136

Esprit Holdings Ltd.	10,000	47

Foxconn International Holdings Ltd. *†	17,000	4

Genting International PLC *†	22,000	6

Hang Lung Group Ltd.	7,000	23

Hang Lung Properties Ltd.	17,000	37

Hang Seng Bank Ltd. †	6,900	88

Henderson Land Development Co. Ltd.	10,045	34

Hong Kong & China Gas Co. Ltd.	36,913	65

Hong Kong Aircraft Engineerg †	400	4

Hong Kong Electric Holdings Ltd.	13,000	73

Hong Kong Exchanges and Clearing Ltd. †	9,500	75

Hopewell Holdings Ltd. †	5,000	13

Hutchison Telecommunications International Ltd.	16,000	4

Hutchison Whampoa Ltd.	19,500	97

Hysan Development Co. Ltd.	5,281	8

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Hong Kong – 2.0% continued

Kerry Properties Ltd. †	6,093	$14

Kingboard Chemicals Holdings Ltd.	4,000	6

Li & Fung Ltd.	18,620	34

Lifestyle International Holdings Ltd. †	6,000	4

Link REIT (The)	17,000	32

Mongolia Energy Co. Ltd. *	28,000	8

MTR Corp. †	10,985	24

New World Development Ltd.	19,169	15

Noble Group Ltd. †	10,800	7

NWS Holdings Ltd.	4,000	5

Orient Overseas International Ltd. †	2,000	3

Pacific Basin Ship	14,000	6

PCCW Ltd.	40,364	19

Shangri-La Asia Ltd. †	9,172	12

Sino Land Co.	15,408	11

Sun Hung Kai Properties Ltd.	13,172	103

Swire Pacific Ltd., Class A	7,500	51

Television Broadcasts Ltd.	3,000	10

Wharf Holdings Ltd.	11,250	27

Wheelock & Co. Ltd.	8,000	15

Wing Hang Bank Ltd.	1,000	5
Yue Yuen Industrial Holdings	4,000	7
		1,355

Ireland – 0.4%

Allied Irish Banks PLC	7,595	26

Anglo Irish Bank Corp. PLC (Dublin Exchange) †	6,354	7

Bank of Ireland – Dublin †	6,996	13

Bank of Ireland – London †	1,554	3

CRH PLC - Dublin	4,148	90

CRH PLC - London †	949	21

Elan Corp. PLC *	4,122	25

Experian Group Ltd.	9,567	58

Kerry Group PLC, Class A	1,331	28
Ryanair Holdings PLC *	3,150	12
		283

Italy – 3.7%

A2A S.p.A. †	10,311	18

Alleanza Assicurazioni S.p.A.	3,366	23

Assicurazioni Generali S.p.A.	10,051	243

Atlantia S.p.A.	2,468	40

Autogrill S.p.A.	1,000	8

Banca Carige S.p.A. †	5,691	13

Banca Monte dei Paschi di Siena S.p.A. †	21,664	40

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Italy – 3.7% continued

Banca Popolare di Milano Scrl	3,301	$17

Banco Popolare Scarl	5,960	55

Bulgari S.p.A. †	1,672	10

Enel S.p.A.	41,143	258

ENI S.p.A.	24,719	561

Fiat S.p.A.	6,146	46

Finmeccanica S.p.A.	3,740	47

Fondiaria-Sai S.p.A.	472	9

IFIL- Investments S.p.A.	1,576	5

Intesa Sanpaolo S.p.A.	73,224	221

Intesa Sanpaolo S.p.A. (RNC)	7,416	16

Italcementi S.p.A. †	723	8

Italcementi S.p.A. (RNC)	829	5

Lottomatica S.p.A.	653	15

Luxottica Group S.p.A. †	1,098	20

Mediaset S.p.A.	7,283	40

Mediobanca S.p.A.	4,668	48

Mediolanum S.p.A.	2,000	8

Parmalat S.p.A.	15,536	25

Pirelli & C. S.p.A.	19,728	7

Prysmian S.p.A.	1,205	13

Saipem S.p.A.	2,225	35

Saras S.p.A.	3,017	11

Snam Rete Gas S.p.A.	7,000	37

Telecom Italia S.p.A.	95,631	131

Telecom Italia S.p.A. (RNC)	53,741	46

Tenaris S.A.	4,800	50

Terna S.p.A.	11,235	33

UniCredito Italiano S.p.A. (Milan Exchange)	107,827	248

Unione di Banche Italiane SCPA	5,793	84
Unipol Gruppo Finanziario S.p.A.	5,252	8
		2,502

Japan – 25.0%

77 Bank (The) Ltd.	3,000	14

ABC-Mart, Inc.	200	7

Acom Co. Ltd. †	380	15

Advantest Corp. †	1,300	17

Aeon Co. Ltd.	6,500	58

Aeon Credit Service Co. Ltd.	900	11

Aeon Mall Co. Ltd.	500	11

Aioi Insurance Co. Ltd.	2,000	8

Aisin Seiki Co Ltd.	1,900	25

Ajinomoto Co., Inc.	6,000	63

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Japan – 25.0% continued

Alfresa Holdings Corp.	300	$13

All Nippon Airways Co. Ltd.	5,000	18

Alps Electric Co. Ltd.	1,000	4

Amada Co. Ltd.	3,000	14

Aozora Bank Ltd. †	4,000	5

Asahi Breweries Ltd.	3,300	58

Asahi Glass Co. Ltd.	10,000	56

Asahi Kasei Corp.	12,000	51

Asics Corp. †	1,000	6

Astellas Pharma, Inc.	4,700	192

Bank of Kyoto (The) Ltd. †	3,000	30

Bank of Yokohama (The) Ltd.	12,000	63

Benesse Corp.	700	30

Bridgestone Corp.	6,000	100

Brother Industries Ltd. †	2,000	14

Canon Marketing Japan, Inc.	1,000	15

Canon, Inc.	10,300	306

Casio Computer Co. Ltd.	1,900	11

Central Japan Railway Co.	15	127

Chiba Bank (The) Ltd.	7,000	33

Chubu Electric Power Co., Inc.	6,400	176

Chugai Pharmaceutical Co. Ltd.	2,200	38

Chugoku Bank (The) Ltd.	1,000	14

Chugoku Electric Power Co. Inc. (The)	2,700	67

Chuo Mitsui Trust Holdings, Inc.	9,000	34

Citizen Holdings Co. Ltd. †	2,700	13

Coca-Cola West Holdings Co. Ltd. †	600	13

Cosmo Oil Co. Ltd.	4,000	10

Credit Saison Co. Ltd. †	1,300	17

Dai Nippon Printing Co. Ltd.	6,000	63

Daicel Chemical Industries Ltd.	3,000	13

Daido Steel Co. Ltd.	2,000	6

Daihatsu Motor Co. Ltd. †	2,000	14

Daiichi Sankyo Co Ltd.	6,600	136

Daikin Industries Ltd.	2,700	71

Dainippon Ink & Chemicals, Inc.	5,000	9

Dainippon Sumitomo Pharma Co. Ltd. †	1,000	8

Daito Trust Construction Co. Ltd.	600	26

Daiwa House Industry Co. Ltd.	5,000	42

Daiwa Securities Group, Inc.	13,000	67

Dena Co. Ltd. †	2	5

Denki Kagaku Kogyo K.K.	3,000	7

Denso Corp.	4,800	79

Dentsu, Inc. †	21	37

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Japan – 25.0% continued

Dowa Mining Co. Ltd.	2,000	$6

East Japan Railway Co.	33	254

Eisai Co. Ltd. †	2,400	81

Electric Power Development Co.	1,300	45

Elpida Memory, Inc. *†	700	3

FamilyMart Co. Ltd.	400	16

Fanuc Ltd.	1,900	117

Fast Retailing Co. Ltd. †	500	57

Fuji Electric Holdings Co. Ltd.	6,000	8

Fuji Heavy Industries Ltd.	4,000	12

Fuji Television Network, Inc.	4	6

FUJIFILM Holdings Corp.	4,700	114

Fujitsu Ltd.	19,000	82

Fukuoka Financial Group, Inc.	6,000	20

Furukawa Electric (The) Co. Ltd.	6,000	23

Gunma Bank (The) Ltd.	4,000	23

Hachijuni Bank (The) Ltd.	2,872	15

Hakuhodo DY Holdings, Inc.	80	4

Hankyu Hanshin Holdings, Inc.	12,000	60

Haseko Corp.	9,000	8

Hikari Tsushin, Inc.	300	5

Hino Motors Ltd.	2,000	4

Hirose Electric Co. Ltd. †	300	27

Hiroshima Bank (The) Ltd.	3,000	11

Hisamitsu Pharmaceutical Co., Inc.	600	24

Hitachi Chemical Co. Ltd.	700	7

Hitachi Construction Machinery Co. Ltd. †	700	8

Hitachi High-Technologies Corp.	500	9

Hitachi Ltd.	32,000	148

Hitachi Metals Ltd.	1,000	6

Hokkaido Electric Power Co., Inc.	1,700	40

Hokuhoku Financial Group, Inc.	9,000	19

Hokuriku Electric Power Co.	1,600	41

Honda Motor Co. Ltd.	15,800	347

Hoya Corp.	3,800	55

Ibiden Co. Ltd.	1,000	16

Idemitsu Kosan Co. Ltd. †	200	12

IHI Corp.	10,000	12

Inpex Holdings, Inc.	8	51

Isetan Mitsukoshi Holdings Ltd. *†	3,360	25

Isuzu Motors Ltd.	12,000	15

Ito En Ltd. †	600	10

Itochu Corp.	14,000	71

Itochu Techno-Science Corp. †	400	10

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Japan – 25.0% continued

Iyo Bank (The) Ltd.	2,000	$22

J Front Retailing Co. Ltd.	2,800	11

Jafco Co. Ltd. †	400	11

Japan Airlines Corp. *	6,000	14

Japan Petroleum Exploration Co. †	200	8

Japan Prime Realty Investment Corp.	3	6

Japan Real Estate Investment Corp.	4	35

Japan Retail Fund Investment Corp.	2	8

Japan Steel Works Ltd.	3,000	31

Japan Tobacco, Inc.	41	150

JFE Holdings, Inc.	5,000	121

JGC Corp.	2,000	23

Joyo Bank (The) Ltd. †	7,000	34

JS Group Corp.	2,600	37

JSR Corp.	1,900	21

JTEKT Corp.	1,300	10

Jupiter Telecommunications Co. Ltd.	16	12

Kajima Corp.	9,000	26

Kamigumi Co. Ltd.	2,000	16

Kaneka Corp.	3,000	14

Kansai Electric Power Co., Inc.	7,300	198

Kansai Paint Co. Ltd.	2,000	10

Kao Corp.	5,000	143

Kawasaki Heavy Industries Ltd. †	11,000	24

Kawasaki Kisen Kaisha Ltd.	5,000	20

KDDI Corp.	28	182

Keihin Electric Express Railway Co. Ltd. †	4,000	34

Keio Corp.	5,000	27

Keisei Electric Railway Co. Ltd.	2,000	10

Keyence Corp.	400	67

Kikkoman Corp. †	1,000	11

Kinden Corp.	1,000	9

Kintetsu Corp. †	16,000	64

Kirin Holdings Co. Ltd.	7,000	85

Kobe Steel Ltd.	27,000	45

Komatsu Ltd.	8,500	104

Konami Corp.	600	14

Konica Minolta Holdings, Inc.	4,000	29

Kubota Corp.	11,000	64

Kuraray Co. Ltd.	3,000	24

Kurita Water Industries Ltd.	900	21

Kyocera Corp.	1,600	100

Kyowa Hakko Kogyo Co. Ltd.	2,000	17

Kyushu Electric Power Co., Inc.	3,500	83

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Japan – 25.0% continued

Lawson, Inc.	700	$35

Leopalace21 Corp.	900	8

Mabuchi Motor Co. Ltd. †	300	13

Makita Corp.	900	17

Marubeni Corp.	17,000	60

Marui Group Co. Ltd.	3,000	16

Maruichi Steel Tube Ltd.	200	5

Matsushita Electric Industrial Co. Ltd.	17,000	204

Matsushita Electric Works Ltd.	4,000	33

Mazda Motor Corp.	9,000	15

Mediceo Paltac Holdings Co. Ltd.	1,100	12

Meiji Dairies Corp.	3,000	16

Millea Holdings, Inc.	6,600	161

Minebea Co. Ltd.	2,000	6

Mitsubishi Chemical Holdings Corp.	12,000	50

Mitsubishi Corp.	13,100	163

Mitsubishi Electric Corp.	18,000	97

Mitsubishi Estate Co. Ltd.	11,000	164

Mitsubishi Gas Chemical Co., Inc.	3,000	11

Mitsubishi Heavy Industries Ltd.	32,000	130

Mitsubishi Logistics Corp.	1,000	11

Mitsubishi Materials Corp.	13,000	26

Mitsubishi Motors Corp. *†	36,000	50

Mitsubishi Rayon Co. Ltd. †	5,000	13

Mitsubishi Tanabe Pharma Corp.	2,000	25

Mitsubishi UFJ Financial Group, Inc.	98,430	538

Mitsubishi UFJ Lease & Finance Co. Ltd.	420	7

Mitsui & Co. Ltd.	17,000	151

Mitsui Chemicals, Inc. †	5,000	20

Mitsui Engineering & Shipbuilding Co. Ltd. †	6,000	8

Mitsui Fudosan Co. Ltd.	8,000	125

Mitsui Mining & Smelting Co. Ltd.	4,000	8

Mitsui O.S.K. Lines Ltd.	11,000	59

Mitsui Sumitomo Insurance Group Holdings, Inc.	3,700	88

Mitsumi Electric Co. Ltd.	700	9

Mizuho Financial Group, Inc. †	91	240

Mizuho Trust & Banking Co. Ltd.	10,000	12

Murata Manufacturing Co. Ltd.	2,000	69

Namco Bandai Holdings, Inc.	1,600	16

NEC Corp.	20,000	56

NEC Electronics Corp. *	300	3

NGK Insulators Ltd.	2,000	21

NGK Spark Plug Co. Ltd. †	1,000	8

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Japan – 25.0% continued

Nidec Corp.	1,100	$55

Nikon Corp.	3,000	34

Nintendo Co. Ltd.	900	278

Nippon Building Fund, Inc.	5	50

Nippon Electric Glass Co. Ltd.	3,000	17

Nippon Express Co. Ltd.	8,000	36

Nippon Meat Packers, Inc.	2,000	25

Nippon Mining Holdings, Inc.	8,000	24

Nippon Oil Corp.	12,000	45

Nippon Paper Group, Inc.	9	30

Nippon Sheet Glass Co. Ltd. †	4,000	12

Nippon Steel Corp.	50,000	156

Nippon Telegraph & Telephone Corp.	49	213

Nippon Yusen Kabushiki Kaisha	10,000	54

Nipponkoa Insurance Co. Ltd.	6,000	38

Nishi-Nippon City Bank (The) Ltd.	7,000	15

Nissan Chemical Industries Ltd. †	1,000	9

Nissan Motor Co. Ltd.	21,500	72

Nisshin Seifun Group, Inc.	2,000	22

Nisshin Steel Co. Ltd.	6,000	9

Nisshinbo Industries, Inc.	1,000	7

Nissin Food Products Co. Ltd.	600	21

Nitori Co. Ltd.	300	21

Nitto Denko Corp.	1,700	28

NOK Corp. †	900	7

Nomura Holdings, Inc.	16,600	120

Nomura Real Estate Holdings, Inc. †	600	9

Nomura Real Estate Office Fund, Inc.	3	17

Nomura Research Institute Ltd.	900	17

NSK Ltd.	3,000	11

NTN Corp.	4,000	12

NTT Data Corp.	10	36

NTT DoCoMo, Inc.	151	250

NTT Urban Development Corp. †	14	14

Obayashi Corp.	6,000	34

Obic Co. Ltd.	100	16

Odakyu Electric Railway Co. Ltd. †	6,000	46

OJI Paper Co. Ltd.	9,000	43

Olympus Corp. †	2,000	41

Omron Corp.	1,700	22

Ono Pharmaceutical Co. Ltd.	1,000	44

Onward Holdings Co. Ltd.	1,000	7

Oracle Corp. Japan †	400	17

Oriental Land Co. Ltd. †	500	38

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Japan – 25.0% continued

ORIX Corp.	880	$55

Osaka Gas Co. Ltd.	19,000	72

OSAKA Titanium Technologies Co.	100	3

Otsuka Corp.	200	9

Promise Co. Ltd. †	500	10

Rakuten, Inc. †	52	28

Resona Holdings, Inc. †	47	66

Ricoh Co. Ltd.	7,000	73

Rohm Co. Ltd.	1,000	48

Sankyo Co. Ltd.	600	33

Santen Pharmaceutical Co. Ltd. †	500	13

Sanyo Electric Co. Ltd. * †	17,000	27

Sapporo Hokuyo Holdings, Inc.	2	8

Sapporo Holdings Ltd. †	3,000	18

SBI Holdings, Inc. †	138	21

Secom Co. Ltd.	1,900	88

Sega Sammy Holdings, Inc. †	1,900	18

Seiko Epson Corp.	1,000	14

Sekisui Chemical Co. Ltd.	4,000	22

Sekisui House Ltd.	4,000	33

Seven & I Holdings Co. Ltd.	7,700	218

Sharp Corp. †	10,000	68

Shikoku Electric Power Co., Inc.	1,600	49

Shimadzu Corp.	2,000	13

Shimamura Co. Ltd. †	200	15

Shimano, Inc. †	500	18

Shimizu Corp.	5,000	26

Shin-Etsu Chemical Co. Ltd.	4,000	153

Shinko Electric Industries †	700	4

Shinko Securities Co. Ltd.	5,000	10

Shinsei Bank Ltd.	16,000	26

Shionogi & Co. Ltd.	3,000	65

Shiseido Co. Ltd.	3,000	56

Shizuoka Bank (The) Ltd.	6,000	59

Showa Denko K.K.	9,000	13

Showa Shell Sekiyu K.K. †	1,500	12

SMC Corp. of Japan	600	54

Softbank Corp. †	6,900	94

Sojitz Corp.	11,300	17

Sompo Japan Insurance, Inc.	8,000	46

Sony Corp.	9,700	188

Sony Financial Holdings, Inc.	7	21

Square Enix Co. Ltd. †	300	9

Stanley Electric Co. Ltd.	1,000	12

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Japan – 25.0% continued

Sumco Corp. †	900	$9

Sumitomo Chemical Co. Ltd.	16,000	56

Sumitomo Corp.	11,200	98

Sumitomo Electric Industries Ltd.	7,100	54

Sumitomo Heavy Industries Ltd.	5,000	19

Sumitomo Metal Industries Ltd.	37,000	95

Sumitomo Metal Mining Co. Ltd.	6,000	57

Sumitomo Mitsui Financial Group, Inc. †	65	238

Sumitomo Realty & Development Co. Ltd.	4,000	59

Sumitomo Rubber Industries, Inc.	2,200	20

Sumitomo Trust & Banking (The) Co. Ltd.	13,000	59

Suruga Bank (The) Ltd. †	2,000	20

Suzuken Co. Ltd.	400	9

Suzuki Motor Corp.	3,900	53

T&D Holdings, Inc.	2,000	75

Taiheiyo Cement Corp.	7,400	10

Taisei Corp.	8,000	16

Taisho Pharmaceutical Co. Ltd.	1,000	18

Taiyo Nippon Sanso Corp.	3,000	21

Takashimaya Co. Ltd. †	2,000	14

Takeda Pharmaceutical Co. Ltd.	7,800	377

Takefuji Corp.	1,130	8

TDK Corp.	1,100	37

Teijin Ltd.	7,000	19

Terumo Corp.	1,700	79

THKCo. Ltd.	900	9

Tobu Railway Co. Ltd. †	8,000	43

Toho Co. Ltd. of Tokyo †	900	18

Toho Gas Co. Ltd.	4,000	23

Tohoku Electric Power Co., Inc.	3,900	94

Tokuyama Corp.	2,000	15

Tokyo Broadcasting System, Inc.	500	7

Tokyo Electric Power Co., Inc.	11,700	347

Tokyo Electron Ltd.	1,700	46

Tokyo Gas Co. Ltd.	23,000	104

Tokyo Steel Manufacturing Co. Ltd.	900	8

Tokyo Tatemono Co. Ltd. †	2,000	7

Tokyu Corp.	11,000	44

Tokyu Land Corp.	4,000	11

TonenGeneral Sekiyu K.K. †	3,000	29

Toppan Printing Co. Ltd.	5,000	38

Toray Industries, Inc. †	14,000	68

Toshiba Corp.	29,000	106

Tosoh Corp.	5,000	10

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Japan – 25.0% continued

Toto Ltd. †	3,000	$18

Toyo Seikan Kaisha Ltd.	1,300	18

Toyo Suisan Kaisha Ltd.	1,000	23

Toyoda Gosei Co. Ltd.	300	4

Toyota Boshoku Corp.	500	4

Toyota Industries Corp.	1,700	33

Toyota Motor Corp.	26,100	821

Toyota Tsusho Corp.	1,700	16

Trend Micro, Inc.	1,000	29

Tsumura & Co.	500	16

Ube Industries Ltd. of Japan	10,000	20

Uni-Charm Corp.	400	28

UNYCo. Ltd.	2,000	18

Ushio, Inc.	800	10

USS Co. Ltd.	300	19

West Japan Railway Co.	17	75

Yahoo! Japan Corp. †	154	50

Yakult Honsha Co. Ltd. †	1,100	20

Yamada Denki Co. Ltd.	890	46

Yamaguchi Financial Group, Inc.	2,000	19

Yamaha Corp.	1,200	11

Yamaha Motor Co. Ltd.	1,300	12

Yamato Holdings Co. Ltd.	3,000	39

Yamato Kogyo Co. Ltd.	300	7

Yamazaki Baking Co. Ltd. †	1,000	13

Yaskawa Electric Corp.	2,000	9
Yokogawa Electric Corp.	2,000	10
		16,953

Netherlands – 4.8%

Aegon N.V.	12,853	61

Akzo Nobel N.V.	2,521	86

ASML Holding N.V.	3,604	55

Boskalis Westminster	409	12

Corio N.V.	389	18

European Aeronautic Defence & Space Co. N.V. †	2,694	43

Fugro N.V.- CVA	552	18

Heineken Holding N.V.	915	24

Heineken N.V.	2,119	59

ING Groep N.V.- CVA	17,645	148

James Hardie Industries N.V.	4,100	10

Koninklijke Ahold N.V.	11,057	123

Koninklijke DSM N.V.	1,165	27

Koninklijke Philips Electronics N.V. *	9,521	155

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Netherlands – 4.8% continued

Randstad Holdings N.V. †	781	$15

Reed Elsevier N.V.	5,458	64

Royal Dutch Shell PLC, Class A (London Exchange)	33,763	910

Royal Dutch Shell PLC, Class B (London Exchange)	25,769	683

Royal KPN N.V.	17,125	237

SBM Offshore N.V. †	1,118	17

SNS Reaal	1,072	7

TNT N.V.	3,519	74

Unilever N.V. (CVA)	15,072	352
Wolters Kluwer N.V.	2,365	40
		3,238

New Zealand – 0.1%

Auckland International Airport Ltd.	7,776	8

Contact Energy Ltd.	1,976	7

Fletcher Building Ltd. †	3,959	12

Sky City Entertainment Group Ltd.	4,302	7
Telecom Corp. of New Zealand Ltd. †	16,105	22
		56

Norway – 0.6%

Aker Kvaerner ASA	1,300	7

DnB NOR ASA	6,700	26

Frontline Ltd. †	420	12

Norsk Hydro ASA	5,950	22

Orkla ASA	7,450	43

Renewable Energy Corp. A/S *†	1,200	11

SeaDrill Ltd. †	2,450	20

StatoilHydro ASA	11,928	203

Telenor ASA	8,050	44
Yara International ASA	1,710	28
		416

Portugal – 0.3%

Banco Comercial Portugues S.A. (Registered) *†	19,937	20

Banco Espirito Santo S.A. (Registered)	1,789	13

Brisa-Auto Estradas de Portugal S.A.	2,056	16

Cimpor Cimentos de Portugal S.A. †	1,705	8

Energias de Portugal S.A.	15,854	54

Galp Energia	1,866	21

Jeronimo Martins SGPS S.A.	1,841	10

Portugal Telecom, SGPS, S.A. (Registered)	6,268	46

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Portugal – 0.3% continued
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	1,312	$6
		194

Singapore – 1.0%

Ascendas Real Estate Investment Trust	10,000	10

CapitaLand Ltd.	15,500	28

CapitaMall Trust †	8,000	9

City Developments Ltd.	5,000	19

ComfortDelgro Corp. Ltd. †	15,000	13

Cosco Corp. Singapore Ltd. †	6,000	3

DBS Group Holdings Ltd.	10,198	63

Fraser and Neave Ltd.	6,348	12

Golden Agri	42,000	6

Jardine Cycle & Carriage Ltd. †	1,870	13

Keppel Corp. Ltd.	11,500	32

Neptune Orient Lines Ltd.	3,370	2

Olam International Ltd. †	10,098	6

Oversea-Chinese Banking Corp.	23,152	79

Parkway Holdings Ltd. †	7,700	7

SembCorp Industries Ltd.	7,044	10

SembCorp Marine Ltd. †	8,400	9

Singapore Airlines Ltd.	5,667	39

Singapore Exchange Ltd. †	7,000	23

Singapore Press Holdings Ltd. †	14,295	34

Singapore Technologies Engineering Ltd. †	9,000	14

Singapore Telecommunications Ltd.	74,325	125

United Overseas Bank Ltd.	11,392	99

UOL Group Ltd. †	3,039	4
Wilmar International Ltd. †	7,000	13
		672

Spain – 4.3%

Abertis Infraestructuras S.A.	2,339	40

Acciona S.A. †	250	23

Acerinox S.A. †	1,238	17

ACS Actividades Cons y Serv	1,856	74

Banco Bilbao Vizcaya Argentaria S.A. †	33,829	352

Banco de Sabadell SA	8,626	57

Banco de Valencia S.A.	1,918	19

Banco Popular Espanol S.A. †	7,564	60

Banco Santander S.A.	75,605	632

Bankinter S.A. †	2,152	18

Cintra Concesiones de Infraestructuras de

Transporte S.A.	1,559	12

Corp. Mapfre S.A.	4,704	15

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Spain – 4.3% continued

Criteria Caixacorp S.A.	7,060	$24

EDP RenovaveisS.A. *	1,987	12

Enagas	1,668	31

Fomento de Construcciones y Contratas S.A. †	363	13

Gamesa Corp. Tecnologica S.A.	1,613	27

Gas Natural SDG S.A.	925	26

Gestevision Telecinco S.A. †	785	7

Grifols S.A.	1,042	18

Grupo Ferrovial S.A.	502	13

Iberdrola Renovables S.A. *	7,275	24

Iberdrola S.A.	33,238	248

Iberia (Lineas Aereas de Espana)	3,800	9

Inditex S.A.	2,086	70

Indra Sistemas S.A.	913	19

Red Electrica de Espana	915	41

Repsol YPF S.A.	6,797	132

Sacyr Vallehermoso S.A. †	626	6

Telefonica S.A.	40,018	813

Union Fenosa S.A.	3,428	75
Zardoya Otis S.A.	1,008	18
		2,945

Sweden – 2.0%

Alfa Laval AB †	3,600	28

Assa Abloy AB, Class B †	2,800	27

Atlas Copco AB, Class A	6,200	44

Atlas Copco AB, Class B †	3,300	21

Electrolux AB, Class B *†	2,023	17

Getinge AB, Class B	1,381	16

Hennes & Mauritz AB, Class B †	4,840	179

Holmen AB, Class B	400	10

Husqvarna AB, Class B †	1,823	10

Investor AB	4,215	60

Lundin Petroleum AB *†	1,800	9

Millicom International Cellular S.A.	700	26

Modern Times Group AB, Class B *	300	5

Nordea Bank AB	19,800	143

Sandvik AB	9,746	58

Scania AB, Class B	2,900	23

Securitas AB, Class B	2,490	24

Skandinaviska Enskilda Banken AB, Class A †	4,197	35

Skanska AB, Class B	3,500	26

SKF AB, B Shares †	3,744	30

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued	NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Sweden - 2.0% continued

Ssab Svenskt Stal AB, Class A	1,537	$12

Ssab Svenskt Stal AB, Class B	675	5

Svenska Cellulosa AB, Class B	4,700	38

Svenska Handelsbanken AB, Class A †	4,118	69

Swedbank AB †	3,300	24

Swedish Match AB	2,200	34

Tele2 AB, Class B *	2,400	20

Telefonaktiebolaget LM Ericsson, Class B	28,228	200

TeliaSonera AB	21,430	96

Volvo AB, Class A	2,900	13
Volvo AB, Class B †	10,000	45
		1,347

Switzerland - 8.5%

ABB Ltd. (Registered) *	20,338	263

Actelion Ltd. *†	845	38

Adecco S.A. (Registered)	1,050	31

Aryzta AG *†	461	12

Aryzta AG - Dublin *	308	8

Baloise Holding A.G.	417	23

BKW FMB Energie A.G.	139	13

Compagnie Financiere Richemont S.A., Class A	4,850	85

Credit Suisse Group (Registered)	9,698	285

EFG International (Registered) †	365	6

GeberitA.G. (Registered) †	314	29

Givaudan S.A. (Registered)	52	34

Holcim Ltd. (Registered)	1,970	88

Julius Baer Holding A.G. (Registered)	2,016	67

Kuehne & Nagel International A.G. (Registered) †	429	26

Lindt & Spruengli A.G.	7	14

Lindt & Spruengli A.G. (Registered) †	1	25

Logitech International S.A. (Registered) *†	1,307	17

Lonza Group A.G. (Registered) †	432	36

Nestle S.A. (Registered)	36,199	1,311

Nobel Biocare Holdings A.G. †	945	14

Novartis A.G. (Registered)	22,592	1,057

OC Oerlikon Corp. A.G. (Registered) *†	44	3

Pargesa Holding S.A. †	215	17

Roche Holding A.G. (Genusschein)	6,672	939

Schindler Holding A.G.	500	21

SGSS.A. (Registered) †	37	32

Sonova Holding A.G. (Registered)	370	20

STMicroelectronics N.V.	6,513	43

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

Switzerland – 8.5% continued

Straumann Holding A.G. (Registered) †	71	$9

Sulzer A.G. (Registered)	230	12

Swatch Group A.G. (Bearer)	266	32

Swatch Group A.G. (Registered)	500	11

Swiss Life Holding (Registered) *	317	20

Swiss Reinsurance (Registered)	3,272	135

Swisscom A.G. (Registered)	215	62

Syngenta A.G. (Registered)	982	175

Synthes, Inc.	560	65

UBS A.G. (Registered) *	27,236	343

Xstrata PLC (London Exchange)	5,953	86
Zurich Financial Services A.G. (Registered)	1,351	265
		5,772

United Kingdom - 19.3%

3i Group PLC	3,116	20

Admiral Group PLC	1,570	24

Amec PLC	2,290	19

Anglo American PLC	12,699	303

Antofagasta PLC	3,479	23

Associated British Foods PLC	2,704	28

AstraZeneca PLC	13,889	526

Aviva PLC	25,412	158

BAE Systems PLC	33,546	185

Balfour Beatty PLC	3,767	18

Barclays PLC	75,910	200

Berkeley Group Holdings PLC *	673	9

BG Group PLC	31,989	459

BHP Billiton PLC	21,290	388

BPPLC	177,278	1,438

British Airways PLC	4,579	11

British American Tobacco PLC	18,012	473

British Energy Group PLC	10,037	116

British Land Co. PLC †	4,685	38

British Sky Broadcasting PLC	10,657	73

BT Group PLC	74,674	155

Bunzl PLC	2,699	26

Burberry Group PLC	3,503	11

Cadbury PLC	12,404	105

Cairn Energy PLC *	1,028	27

Capita Group PLC	6,100	65

Carnival PLC	1,532	33

Carphone Warehouse Group PLC †	2,631	5

Centrica PLC	34,790	127

Cobham PLC	11,828	32

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

United Kingdom – 19.3% continued

Compass Group PLC	17,249	$82

Daily Mail & General Trust, Class A	2,356	11

Diageo PLC	23,976	337

Drax Group PLC	2,875	27

Eurasian Natural Resources	2,711	12

FirstGroup PLC	4,770	35

Friends Provident PLC	19,451	22

G4S PLC	10,071	32

GKN PLC	4,829	6

GlaxoSmithKline PLC	49,562	860

Hammerson PLC	2,268	18

Hays PLC	11,572	13

HBOS PLC	48,866	69

Home Retail Group	6,978	22

HSBC Holdings PLC	114,140	1,244

ICAP PLC	5,407	25

IMI PLC	2,680	11

Imperial Tobacco Group PLC	9,752	244

Intercontinental Hotels Group PLC	2,369	19

International Power PLC	13,710	55

Invensys PLC *	6,332	16

Investec PLC	3,130	13

ITV PLC	30,930	17

Johnson Matthey PLC	2,047	28

Kazakhmys PLC	1,512	6

Kingfisher PLC	22,886	42

Ladbrokes PLC	5,001	14

Land Securities Group PLC	4,656	68

Legal & General Group PLC	56,463	59

Liberty International PLC †	2,020	17

Lloyds TSB Group PLC	56,130	147

LogicaCMG PLC	12,216	13

London Stock Exchange Group PLC †	1,256	12

Lonmin PLC †	1,440	19

Man Group PLC	16,299	64

Marks & Spencer Group PLC	15,149	53

Meggitt PLC	5,205	12

Morrison WM Supermarkets PLC	22,000	82

National Express Group PLC	1,160	10

National Grid PLC	23,383	244

Next PLC	1,961	34

Old Mutual PLC	39,629	34

Pearson PLC	7,983	77

Prudential PLC	23,239	121

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.9% continued

United Kingdom – 19.3% continued

Reckitt Benckiser Group PLC	5,811	$247

Reed Elsevier PLC	10,735	89

Rexam PLC	5,105	28

Rio Tinto PLC	9,546	238

Rolls-Royce Group PLC *	17,731	86

Royal Bank of Scotland Group PLC	159,986	137

SABMiller PLC	8,563	139

Sage Group PLC	10,344	27

Sainsbury (J.) PLC	9,830	43

Schroders PLC	1,130	15

Scottish & Southern Energy PLC	8,167	139

Segro PLC †	3,465	12

Serco Group PLC	3,793	23

Severn Trent PLC	1,854	33

Shire Ltd.	5,091	71

Smith & Nephew PLC	8,368	62

Smiths Group PLC	3,930	51

Stagecoach Group PLC	4,592	12

Standard Chartered PLC	13,731	180

Standard Life PLC	20,354	83

Tate & Lyle PLC	3,315	20

Tesco PLC	75,057	341

Thomas Cook Group PLC †	3,346	8

Thomson Reuters PLC †	1,683	34

Tomkins PLC	6,808	11

TUI Travel PLC †	3,878	13

Tullow Oil PLC	6,670	54

Unilever PLC	12,313	284

United Business Media Ltd.	2,010	13

United Utilities Group PLC	6,331	59

Vedanta Resources PLC †	1,060	10

Vodafone Group PLC	499,822	978

Whitbread PLC	1,567	20

Wolseley PLC	6,251	29
WPP PLC	10,354	58
		13,088
Total Common Stocks
(Cost $117,916)(2)		67,810
PREFERRED STOCKS – 0.3%

Germany – 0.3%

Bayer Motoren Werknon VTG †	393	7

Fresenius SE	716	40

Henkel KGaA	1,719	49

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
PREFERRED STOCKS – 0.3% continued

Germany – 0.3% continued

Porsche A.G. †	741	$48

RWE A.G.	267	16
Volkswagen A.G.	985	40
		200

Italy – 0.0%
Unipol S.p.A.	6,166	6
Total Preferred Stocks
(Cost $416) (2)		206
INVESTMENT COMPANIES – 13.1%

Northern Institutional Funds - Liquid Assets Portfolio (3) (4)	8,908,701	8,909
Total Investment Companies
(Cost $8,909)		8,909
RIGHTS – 0.1%

Brazil – 0.0%
Anheuser-Busch InBev NV *	1,763	22

Spain – 0.0%
Mapfre S.A. *	4,704	–

Sweden – 0.0%

Getinge AB *	1,381	–
Swedbank AB *	3,300	2
		2

United Kingdom – 0.1%

Centrica PLC *	13,046	15
Standard Chartered PLC *	4,526	28
		43
Total Rights
(Cost $ – ) (2)		67

	NUMBER OF WARRANTS	VALUE (000S)
WARRANTS – 0.0%

Japan – 0.0%

Dowa Mining Exp. 1/29/10,
Strike 1.00 Yen (1) *	2,000	$–
Total Warrants
(Cost $ – )		–

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT- TERM INVESTMENTS – 0.1%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$94	$94
Total Short-Term Investments
(Cost $94)		94
Total Investments – 113.5%
(Cost $127,335)		77,086
Liabilities less Other Assets – (13.5)%		(9,194)
NET ASSETS – 100.0%		$67,892

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	In accordance with the Portfolio’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(3)	Investment relates to cash collateral received from portfolio securities loaned.
(4)	Investment in affiliated portfolio.
*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

At November 30, 2008, the International Equity Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (LOSS) (000S)
DJ Euro Stoxx (Euro)	32	$986	Long	12/08	$24
FTSE 100 Index (British Pound)	1	66	Long	12/08	7
Hang Seng Index (Hong Kong Dollar)	1	90	Long	12/08	7
SPI 200 (Australian Dollar)	3	183	Long	12/08	(8)
TOPIX Index (Japanese Yen)	2	174	Long	12/08	10

Total					$40

At November 30, 2008, the industry sectors (unaudited) for the International Equity Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.5%
Consumer Staples	10.3
Energy	9.3
Financials	22.6
Health Care	9.6
Industrials	11.2
Information Technology	5.1
Materials	7.9
Telecommunication Services	6.9
Utilities	7.6

Total	100.0%

At November 30, 2008, the International Equity Index Portfolio’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
British Pound	22.6%
United States Dollar	22.6
Euro	20.7
Japanese Yen	18.7
Swiss Franc	5.8
All other currencies less than 5%	9.6

Total	100.0%

At November 30, 2008, the International Equity Index Portfolio had outstanding forward foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED GAIN (LOSS) (000S)
Japanese Yen	13,000	U.S. Dollar	137	12/01/08	$1
Australian Dollar	121	U.S. Dollar	98	12/17/08	19
British Pound	293	U.S. Dollar	490	12/17/08	38
British Pound	137	U.S. Dollar	210	12/17/08	(1)
British Pound	177	U.S. Dollar	280	12/17/08	7
Euro	1,162	U.S. Dollar	1,540	12/17/08	64
Euro	248	U.S. Dollar	340	12/17/08	25
Euro	238	U.S. Dollar	320	12/17/08	17
Euro	80	U.S. Dollar	100	12/17/08	(2)
Euro	160	U.S. Dollar	200	12/17/08	(3)
Hong Kong Dollar	698	U.S. Dollar	90	12/17/08	–
Japanese Yen	63,056	U.S. Dollar	630	12/17/08	(30)
Japanese Yen	62,994	U.S. Dollar	600	12/17/08	(59)
Japanese Yen	27,401	U.S. Dollar	280	12/17/08	(7)
U.S. Dollar	417	British Pound	243	12/17/08	(43)
U.S. Dollar	400	British Pound	226	12/17/08	(52)
U.S. Dollar	551	Euro	386	12/17/08	(61)
U.S. Dollar	1,170	Euro	848	12/17/08	(92)
U.S. Dollar	900	Euro	658	12/17/08	(63)
U.S. Dollar	150	Euro	118	12/17/08	–
U.S. Dollar	100	Euro	80	12/17/08	2
U.S. Dollar	1,115	Japanese Yen	115,630	12/17/08	95
U.S. Dollar	120	Japanese Yen	11,202	12/17/08	(3)
U.S. Dollar	130	Japanese Yen	12,830	12/17/08	4

Total					$(144)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued	NOVEMBER 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the International Equity Index Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$8,909	$40

Level 2	68,175	(144)

Level 3	2	–

Total	$77,086	$(104)

* Other financial instruments include futures and forwards, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Balance as of 11/30/07	$–	$–

Realized gain (loss)	–	–

Change in unrealized appreciation/depreciation	2	–

Net Purchases (Sales)	–	–

Transfers in and/or out of

Level 3	–	–

Balance as of 11/30/08	$2	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO	NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3%

Aerospace/Defense – 2.7%

Curtiss-Wright Corp. †	537	$18

Orbital Sciences Corp. *	555	10
Teledyne Technologies, Inc. *	280	11
		39

Apparel – 2.3%

Warnaco Group (The), Inc. *	958	17
Wolverine World Wide, Inc.	796	15
		32

Banks – 1.9%

City National Corp. of California †	233	10

Texas Capital Bancshares, Inc. *	452	8
Wintrust Financial Corp.	494	10
		28

Biotechnology – 3.2%

Alexion Pharmaceuticals, Inc. *	473	16

Incyte Corp. *†	1,607	5

Myriad Genetics, Inc. *†	105	6

OSI Pharmaceuticals, Inc. *†	414	16
United Therapeutics Corp. *	67	4
		47

Commercial Services – 8.7%

Dollar Financial Corp. *	999	8

FTI Consulting, Inc. *†	519	28

Gartner, Inc. *	753	12

Kendle International, Inc. *†	616	13

Korn/Ferry International *†	881	11

Navigant Consulting, Inc. *†	960	18

Net 1 UEPS Technologies, Inc. *	1,120	11

On Assignment, Inc. *†	1,990	11
Quanta Services, Inc. *†	745	12
		124

Computers – 1.5%

Brocade Communications Systems, Inc. *†	2,809	9
CACI International, Inc., Class A *†	291	13
		22

Cosmetics/Personal Care – 1.8%
Chattem, Inc. *†	354	26

Distribution/Wholesale – 2.2%

Beacon Roofing Supply, Inc. *†	956	11
Owens & Minor, Inc. †	499	21
		32

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3% continued

Diversified Financial Services – 0.7%
World Acceptance Corp. *†	524	$10

Electric – 1.2%
Pike Electric Corp. *†	1,382	17

Electrical Components & Equipment – 0.5%
GrafTech International Ltd. *	1,155	8

Electronics – 3.8%

Analogic Corp. †	216	9

Cogent, Inc. *	1,148	15

Dionex Corp. *†	257	13

Plexus Corp. *†	662	11
Woodward Governor Co.	275	6
		54

Engineering & Construction – 3.1%

Exponent, Inc. *†	618	19

Sterling Construction Co., Inc. *	289	5
URS Corp. *†	539	20
		44

Environmental Control – 2.4%

Calgon Carbon Corp. *	1,243	16
Waste Connections, Inc. *	637	18
		34

Food – 1.2%
Flowers Foods, Inc. †	645	17

Hand/Machine Tools -1.8%

Baldor Electric Co. †	704	11
Regal-Beloit Corp. †	410	14
		25

Healthcare – Products – 6.5%

American Medical Systems Holdings, Inc. *	897	8

Angiodynamics, Inc. *†	757	9

Haemonetics Corp. of Massachusetts *†	303	17

Home Diagnostics, Inc. *	1,327	7

ICU Medical, Inc. *	286	8

Merit Medical Systems, Inc. *	603	9

Somanetics Corp. *†	615	11

STERIS Corp.	472	13
Techne Corp. †	182	11
		93

Healthcare – Services – 2.1%

Alliance Imaging, Inc. *†	1,131	9

Amedisys, Inc. *	274	11

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3% continued

Healthcare – Services – 2.1 % continued
Genoptix, Inc. *	320	$10
		30

Insurance – 0.4%

Max Capital Group Ltd.	511	6

Internet – 7.1%

AsiaInfo Holdings, Inc. *†	785	9

eResearch Technology, Inc. *	1,751	10

Gmarket, Inc. *	785	12

j2 Global Communications, Inc. *	780	15

NetFlix, Inc. *†	706	16

Perfect World Co. Ltd. ADR *	597	10

Sapient Corp. *	2,259	9

TIBCO Software, Inc. *	2,232	11
Vocus, Inc. *	541	10
		102

Leisure Time – 1.1%

WMS Industries, Inc. *†	639	16

Machinery – Diversified – 2.7%

IDEXCorp.	765	17
Wabtec Corp. †	562	22
		39

Miscellaneous Manufacturing – 1.8%

Aptargroup, Inc. †	315	10

AZZ, Inc. *†	483	12
Polypore International, Inc. *	890	4
		26

Oil & Gas – 4.3%

Atwood Oceanics, Inc. *	440	8

Berry Petroleum Co., Class A †	808	9

EXCO Resources, Inc. *	954	7

McMoRan Exploration Co. *†	1,041	12

Penn Virginia Corp. †	403	12
Petroquest Energy, Inc. *†	1,923	14
		62

Oil & Gas Services – 1.2%

Cal Dive International, Inc. *†	1,912	12
Trico Marine Services, Inc. *†	1,313	5
		17

Pharmaceuticals – 4.4%

Alkermes, Inc. *†	968	7

Allos Therapeutics, Inc. *†	840	6

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3% continued

Pharmaceuticals – 4.4% continued

Cypress Bioscience, Inc. *†	1,173	$6

Idenix Pharmaceuticals, Inc. *	1,058	6

Isis Pharmaceuticals, Inc. *†	726	8

Perrigo Co. †	370	13

Rigel Pharmaceuticals, Inc. *†	721	5

Synta Pharmaceuticals Corp. *†	756	4
Vivus, Inc. *	1,241	8
		63

Real Estate Investment Trusts – 3.3%

Capstead Mortgage Corp. †	1,316	14

Digital Realty Trust, Inc. †	287	8

Hatteras Financial Corp. †	534	14
Tanger Factory Outlet Centers, Inc. †	338	12
		48

Retail – 7.4%

Aeropostale, Inc. *	1,037	16

Buffalo Wild Wings, Inc. *	333	8

Burger King Holdings, Inc. †	401	8

CEC Entertainment, Inc. *	514	9

Children’s Place Retail Stores (The), Inc. *	625	15

Copart, Inc. *	195	5

Einstein Noah Restaurant Group, Inc. *†	1,352	7

Gymboree Corp. *†	576	14

P.F. Chang’s China Bistro, Inc. *	764	14
Tractor Supply Co. *†	252	10
		106

Semiconductors – 4.5%

IXYS Corp. †	1,267	9

MKS Instruments, Inc. *	519	7

Monolithic Power Systems, Inc. *	1,133	11

ON Semiconductor Corp. *†	2,214	7

PMC-Sierra, Inc. *†	1,658	7

Power Integrations, Inc. †	411	8

Silicon Laboratories, Inc. *	444	9
Teradyne, Inc. *	1,902	7
		65

Software – 8.0%

Double-Take Software, Inc. *	525	4

Informatica Corp. *†	1,016	14

Mantech International Corp., Class A * †	270	15

Parametric Technology Corp. *†	808	9

Phase Forward, Inc. *	865	12

Seachange International, Inc. *†	2,246	18

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.3% continued

Software – 8.0% continued

Sybase, Inc. *	660	$16

SynchronossTechnologies, Inc. *†	1,221	9

Taleo Corp., Class A * †	926	6
Wind River Systems, Inc. *†	1,424	12
		115

Telecommunications – 2.5%

Comtech Telecommunications Corp. *†	133	6

NTELOS Holdings Corp.	500	11

Starent Networks Corp. *†	1,109	11
Syniverse Holdings, Inc. *†	713	7
		35

Transportation – 1.0%
Landstar System, Inc. †	455	15
Total Common Stocks
(Cost $1,803)		1,397

INVESTMENT COMPANIES – 45.6%
Northern Institutional Funds-Liquid Assets Portfolio (1)(2)	654,193	654
Total Investment Companies
(Cost $654)		654

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 5.8%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$83	$83
Total Short-Term Investments
(Cost $83)		83
Total Investments -148.7%
(Cost $2,540)		2,134
Liabilities less Other Assets – (48.7)%		(699)
NET ASSETS-100.0%		$1,435

(1)	Investment relates to cash collateral received from portfolio securities loaned.
(2)	Investment in affiliated portfolio.
*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the industry sectors (unaudited) for the Small Company Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.8%
Consumer Staples	3.1
Energy	5.6
Financials	7.1
Health Care	22.2
Industrials	23.2
Information Technology	23.8
Materials	1.9
Telecommunication Services	1.3

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Small Company Growth Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$2,051	$–

Level 2	83	–

Level 3	–	–

Total	$2,134	$–

*	Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4%

Advertising – 0.1%

Harte-Hanks, Inc. †	2,400	$14

inVentiv Health, Inc. *	2,095	25
Marchex, Inc., Class B †	1,500	9
		48

Aerospace/Defense – 1.7%

AAR Corp. *	2,443	41

Aerovironment, Inc. *†	671	22

Argon ST, Inc. *†	868	17

Cubic Corp.	975	26

Curtiss-Wright Corp.	2,910	97

Ducommun, Inc.	700	12

Esterline Technologies Corp. *	1,915	71

GenCorp, Inc. *†	3,676	10

Heico Corp. †	1,447	46

Herley Industries, Inc. *	900	11

Kaman Corp.	1,615	38

LMI Aerospace, Inc. *†	600	7

Moog, Inc., Class A *†	2,731	88

National Presto Industries, Inc. †	279	18

Orbital Sciences Corp. *	3,812	66

Teledyne Technologies, Inc. *†	2,316	94

TransDigm Group, Inc. *†	2,167	77
Triumph Group, Inc.	1,054	36
		777

Agriculture – 0.4%

AgFeed Industries, Inc. *†	1,300	2

Alico, Inc. †	217	7

Alliance One International, Inc. *	5,678	18

Andersons (The), Inc. †	1,151	14

Cadiz, Inc. *†	800	10

Griffin Land & Nurseries, Inc. †	200	6

Maui Land & Pineapple Co., Inc. *†	252	3

Star Scientific, Inc. *	4,200	13

Tejon Ranch Co. *†	701	18

Universal Corp. of Virginia †	1,775	57
Vector Group Ltd. †	2,076	30
		178

Airlines - 0.9%

Airtran Holdings, Inc. *†	7,512	26

Alaska Air Group, Inc. *†	2,340	54

Allegiant Travel Co. *†	900	39

Hawaiian Holdings, Inc. *	2,500	11

JetBlue Airways Corp. *†	11,253	59

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Airlines – 0.9% continued

Republic Airways Holdings, Inc. *	2,300	$32

Skywest, Inc.	3,724	56

UAL Corp. †	8,146	92
US Airways Group, Inc. *†	7,390	44
		413

Apparel – 1.2%

American Apparel, Inc. *†	2,200	9

Carter’s, Inc. *	3,680	70

Cherokee, Inc. †	523	8

Columbia Sportswear Co. †	800	25

CROCS, Inc. * †	5,300	7

Deckers Outdoor Corp. *†	854	51

G-III Apparel Group Ltd. *	800	6

Iconix Brand Group, Inc. *†	3,765	32

K-Swiss, Inc., Class A	1,714	22

Maidenform Brands, Inc. *	1,400	13

Oxford Industries, Inc.	898	5

Perry Ellis International, Inc. *†	804	4

Quiksilver, Inc. *	8,000	11

Skechers U.S.A., Inc., Class A *†	2,131	26

Steven Madden Ltd. *	1,100	19

Timberland (The) Co., Class A *†	3,100	31

True Religion Apparel, Inc. *†	1,100	14

Under Armour, Inc., Class A *†	2,145	49

Unifi, Inc. *†	2,900	14

Volcom, Inc. *†	1,130	11

Warnaco Group (The), Inc. *	2,960	53

Weyco Group, Inc.	504	17
Wolverine World Wide, Inc.	3,245	63
		560

Auto Manufacturers – 0.1%

Force Protection, Inc. *†	4,400	17
Wabash National Corp. †	2,035	10
		27

Auto Parts & Equipment – 0.5%

American Axle & Manufacturing Holdings, Inc. †	2,900	7

Amerigon, Inc. *†	1,400	5

ArvinMeritor, Inc. †	4,700	18

ATC Technology Corp. *†	1,368	24

Commercial Vehicle Group, Inc. *	1,400	2

Cooper Tire & Rubber Co.	3,741	18

Dana Holding Corp. *†	6,300	6

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Auto Parts & Equipment – 0.5% continued

Dorman Products, Inc. *†	700	$8

Exide Technologies *	4,800	22

Fuel Systems Solutions, Inc. *†	800	28

Hayes Lemmerz International, Inc. *	6,500	4

Lear Corp. *	4,112	10

Modine Manufacturing Co.	2,037	10

Spartan Motors, Inc. †	2,100	6

Superior Industries International, Inc. †	1,534	19

Tenneco, Inc. *†	2,992	10

Titan International, Inc.	2,232	21

Visteon Corp. *	8,325	6
Wonder Auto Technology, Inc. *†	1,000	4
		228

Banks – 8.5%

1st Source Corp.	955	21

Amcore Financial, Inc. †	1,279	5

Ameris Bancorp	894	9

Ames National Corp.	400	10

Arrow Financial Corp.	600	17

BancfirstCorp.	462	20

Banco Latinoamericano de Exportaciones S.A., Class E	1,800	23

BancTrust Financial Group, Inc. †	1,100	14

Bank Mutual Corp.	3,059	31

Bank of the Ozarks, Inc. †	808	22

Banner Corp. †	897	9

Boston Private Financial Holdings, Inc. †	3,482	24

Bryn Mawr Bank Corp.	400	8

Camden National Corp.	500	14

Capital City Bank Group, Inc. †	737	22

Capitol Bancorp Ltd. †	962	5

Cardinal Financial Corp.	1,600	8

Cascade Bancorp †	1,408	10

Cass Information Systems, Inc.	440	16

Cathay General Bancorp †	3,213	66

Centerstate Banks of Florida, Inc.	600	10

Central Pacific Financial Corp.	1,797	23

Chemical Financial Corp. †	1,510	37

Citizens & Northern Corp.	600	13

Citizens Republic Bancorp, Inc. †	8,104	19

City Holding Co.	1,053	37

CityBank Lynwood of Washington †	847	6

CoBiz Financial, Inc. †	1,206	13

Colonial BancGroup (The), Inc. †	13,156	33

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Banks – 8.5% continued

Columbia Banking System, Inc.	1,171	$12

Community Bank System, Inc.	2,086	48

Community Trust Bancorp, Inc.	945	31

Corus Bankshares, Inc. †	2,344	3

CVB Financial Corp. †	4,249	48

East-West Bancorp, Inc. †	4,100	61

Encore Bancshares, Inc. *	400	6

Enterprise Financial Services Corp. †	700	10

Farmers Capital Bank Corp.	400	10

Financial Institutions, Inc.	700	11

First Bancorp of North Carolina	972	17

First BanCorp of Puerto Rico †	4,600	50

First Bancorp, Inc./ME †	600	11

First Busey Corp., Class A †	1,683	29

First Commonwealth Financial Corp. †	4,680	56

First Community Bancshares, Inc. of Virginia †	599	17

First Financial Bancorp †	2,400	30

First Financial Bankshares, Inc. †	1,334	70

First Financial Corp. of Indiana	714	30

First Merchants Corp. †	1,138	23

First Midwest Bancorp, Inc. of Illinois †	3,168	58

First South Bancorp, Inc. of North Carolina †	526	7

FirstMerit Corp.	5,258	116

FNB Corp. of Pennsylvania †	5,481	68

Frontier Financial Corp. †	3,029	9

Glacier Bancorp, Inc. †	3,452	61

Green Bankshares, Inc. †	816	13

Guaranty Bancorp *	3,400	7

Hancock Holding Co. †	1,680	72

Hanmi Financial Corp. †	2,282	5

Harleysville National Corp. †	2,047	29

Heartland Financial USA, Inc. †	810	17

Heritage Commerce Corp. †	662	8

Home Bancshares, Inc.	872	23

IBERIABANK Corp.	885	47

Independent Bank Corp. of Massachusetts	1,088	26

Integra Bank Corp.	1,276	3

International Bancshares Corp.	3,264	77

Lakeland Bancorp, Inc. †	1,347	13

Lakeland Financial Corp.	808	18

MainSource Financial Group, Inc.	1,156	18

MB Financial, Inc.	2,217	58

Midwest Banc Holdings, Inc. †	1,472	3

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Banks – 8.5% continued

Nara Bancorp, Inc.	1,513	$16

National Penn Bancshares, Inc. †	5,095	78

NBT Bancorp, Inc.	2,097	56

Old National Bancorp of Indiana †	4,312	74

Old Second Bancorp, Inc. †	922	14

Oriental Financial Group, Inc.	1,608	10

Pacific Capital Bancorp †	2,949	47

Pacific Continental Corp. †	700	10

PacWest Bancorp †	1,547	41

Park National Corp. †	745	51

Peapack Gladstone Financial Corp. †	518	16

Pennsylvania Commerce Bancorp, Inc. *†	300	8

Peoples Bancorp, Inc. of Ohio	647	11

Pinnacle Financial Partners, Inc. *†	1,440	40

Premierwest Bancorp †	1,300	9

PrivateBancorp, Inc. †	1,400	44

Prosperity Bancshares, Inc.	2,554	84

Provident Bankshares Corp. †	2,101	20

Renasant Corp.	1,362	26

Republic Bancorp, Inc. of Kentucky, Class A †	614	14

S &T Bancorp, Inc. †	1,512	51

Sandy Spring Bancorp, Inc. †	1,074	21

Santander BanCorp †	271	3

SCBT Financial Corp. †	672	23

Seacoast Banking Corp. of Florida †	905	4

Shore Bancshares, Inc.	500	13

Sierra Bancorp †	464	9

Signature Bank of New York *	2,294	68

Simmons First National Corp., Class A	876	26

Smithtown Bancorp, Inc. †	600	12

South Financial Group (The), Inc. †	4,700	20

Southside Bancshares, Inc. †	783	17

Southwest Bancorp, Inc. of Oklahoma	896	13

State Bancorp, Inc. of New York †	900	11

StellarOne Corp. †	1,500	25

Sterling Bancorp of New York †	1,170	15

Sterling Bancshares, Inc. of Texas	4,646	31

Sterling Financial Corp. of Washington †	3,322	18

Suffolk Bancorp	597	20

Sun Bancorp, Inc. of New Jersey *	954	7

Susquehanna Bancshares, Inc. †	5,600	86

SVB Financial Group * †	1,947	78

SY Bancorp, Inc.	870	23

Texas Capital Bancshares, Inc. *	1,751	28

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS - 99.4% continued

Banks - 8.5% continued

Tompkins Financial Corp.	390	$21

TowneBank/Portsmouth VA †	1,300	29

Trico Bancshares	942	22

Trustco Bank Corp. of New York †	4,828	51

Trustmark Corp. †	3,200	64

UCBH Holdings, Inc. †	7,065	33

UMB Financial Corp. †	2,021	97

Umpqua Holdings Corp. †	3,859	51

Union Bankshares Corp. of Virginia †	891	20

United Bankshares, Inc. †	2,470	82

United Community Banks, Inc. of Georgia †	2,579	34

United Security Bancshares of California †	505	5

Univest Corp. of Pennsylvania †	800	25

W. Holding Co., Inc. †	6,200	2

Washington Trust Bancorp, Inc.	696	14

WesBanco, Inc. †	1,701	44

West Bancorporation †	1,100	14

West Coast Bancorp of Oregon	1,025	5

Westamerica Bancorporation †	1,908	101

Western Alliance Bancorp *†	1,200	13

Wilshire Bancorp, Inc. †	1,200	8

Wintrust Financial Corp. †	1,499	31
Yadkin Valley Financial Corp. †	700	11
		3,942

Beverages – 0.2%

Boston Beer Co., Inc., Class A *†	596	19

Coca-Cola Bottling Co. Consolidated †	265	11

Farmer Bros. Co. †	400	10

Green Mountain Coffee Roasters, Inc. *†	1,128	41

National Beverage Corp. *†	720	6
Peet’s Coffee & Tea, Inc. *†	905	21
		108

Biotechnology – 3.7%

Acorda Therapeutics, Inc. *†	2,408	44

Affymax, Inc. *†	700	8

Alexion Pharmaceuticals, Inc. *	4,975	167

Alnylam Pharmaceuticals, Inc. *†	2,300	42

AMAG Pharmaceuticals, Inc. *†	1,112	37

American Oriental Bioengineering, Inc. *†	3,900	22

Arena Pharmaceuticals, Inc. *†	4,771	18

Ariad Pharmaceuticals, Inc. *†	4,498	6

Arqule, Inc. *†	2,600	9

Bio-Rad Laboratories, Inc., Class A *	1,214	90

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Biotechnology – 3.7% continued

Cambrex Corp. *†	1,829	$6

Celera Corp. *	5,148	50

CellGenesys, Inc. *†	5,756	1

CelldexTherapeutics, Inc. *†	1,000	7

Clinical Data, Inc. *†	700	7

Cougar Biotechnology, Inc. *†	1,000	24

Cubist Pharmaceuticals, Inc. *†	3,665	90

Cytokinetics, Inc. *	2,200	6

Dendreon Corp. *†	5,923	29

Discovery Laboratories, Inc. *†	6,200	6

Emergent Biosolutions, Inc. *	900	20

Enzo Biochem, Inc. *†	2,078	11

Enzon Pharmaceuticals, Inc. *†	2,852	14

Exelixis, Inc. *†	6,731	21

Geron Corp. *†	4,915	17

GTX, Inc. *†	1,200	18

Halozyme Therapeutics, Inc. *†	3,900	14

Human Genome Sciences, Inc. *†	8,600	15

Idera Pharmaceuticals, Inc. *†	1,300	9

Immunogen, Inc. *†	3,200	12

Immunomedics, Inc. *†	4,200	8

Incyte Corp. *†	4,837	16

InterMune, Inc. *†	2,011	23

Lexicon Genetics, Inc. *	5,100	9

Ligand Pharmaceuticals, Inc., Class B *	5,400	11

Marshall Edwards, Inc. *	1,300	1

Martek Biosciences Corp. †	2,142	60

Maxygen, Inc. *†	1,584	8

Medicines Co. *	3,376	44

Molecular Insight Pharmaceuticals, Inc. *†	1,200	4

Momenta Pharmaceuticals, Inc. *†	1,600	14

Myriad Genetics, Inc. *†	2,892	171

Nanosphere, Inc. *	800	4

Novavax, Inc. *†	3,581	8

NPS Pharmaceuticals, Inc. *†	3,000	18

OSI Pharmaceuticals, Inc. *†	3,700	138

PDL BioPharma, Inc.	7,748	74

Protalix BioTherapeutics, Inc. *	700	1

Regeneron Pharmaceuticals, Inc. *	3,982	62

Repligen Corp. *†	2,000	8

Rexahn Pharmaceuticals, Inc. *†	1,900	2

RTI Biologics, Inc. *†	3,400	9

Sangamo BioSciences, Inc. *†	2,400	6

Seattle Genetics, Inc. of Washington * †	3,900	34

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Biotechnology – 3.7% continued

Sequenom, Inc. *†	3,676	$61

United Therapeutics Corp. *	1,461	80

Xoma Ltd. *†	8,500	8
Zymogenetics, Inc. *†	2,413	7
		1,709

Building Materials – 0.7%

AAON, Inc. †	820	16

Apogee Enterprises, Inc.	1,855	14

Builders FirstSource, Inc. *†	900	1

China Architectural Engineering, Inc. *†	1,200	4

Comfort Systems USA, Inc.	2,600	22

Drew Industries, Inc. *†	1,280	18

Gibraltar Industries, Inc. †	1,740	22

Interline Brands, Inc. *	2,090	19

Louisiana-Pacific Corp. †	6,600	15

LSI Industries, Inc. †	1,238	9

NCI Building Systems, Inc. *†	1,313	20

Quanex Building Products Corp. †	2,375	22

Simpson Manufacturing Co., Inc. †	2,372	62

Texas Industries, Inc. †	1,542	47

Trex Co., Inc. *†	959	13

U.S. Concrete, Inc. *†	2,600	8
Universal Forest Products, Inc. †	1,049	22
		334

Chemicals – 1.6%

Aceto Corp.	1,600	14

American Vanguard Corp.	1,200	12

Arch Chemicals, Inc.	1,616	47

Balchem Corp.	1,200	31

Ferro Corp.	2,793	18

Fuller (H.B.) Co.	3,093	55

Grace (W.R.)& Co. *†	4,614	24

ICO, Inc. *†	1,800	8

Innophos Holdings, Inc.	700	12

Innospec, Inc.	1,460	8

Landec Corp. *†	1,500	10

Minerals Technologies, Inc.	1,206	57

NewMarket Corp.	875	29

Olin Corp.	4,854	79

OM Group, Inc. *†	1,988	39

Penford Corp. †	700	8

PolyOne Corp. *†	5,956	17

Quaker Chemical Corp. †	630	8

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Chemicals – 1.6% continued

Rockwood Holdings, Inc. *	2,666	$24

Schulman (A.), Inc.	1,754	24

Sensient Technologies Corp.	3,135	75

ShengdaTech, Inc. *†	1,900	8

Solutia, Inc. *†	6,000	41

Spartech Corp.	1,970	11

Stepan Co.	393	18

Symyx Technologies, Inc. *	2,130	9

Westlake Chemical Corp. †	1,200	20

Zep, Inc.	1,326	24
ZoltekCos., Inc. *†	1,750	14
		744

Coal – 0.1%

International Coal Group, Inc. *†	8,100	23

James River Coal Co. *†	1,649	19

National Coal Corp. *	1,700	3
Westmoreland Coal Co. *†	600	6
		51

Commercial Services – 5.5%

Aaron Rents, Inc. †	2,935	78

ABM Industries, Inc.	2,833	48

Administaff, Inc.	1,398	24

Advance America Cash Advance Centers, Inc.	2,780	5

Advisory Board (The) Co. *	1,079	27

Albany Molecular Research, Inc. *†	1,489	14

American Public Education, Inc. *†	708	28

AMN Healthcare Services, Inc. *	2,111	19

Arbitron, Inc.	1,784	25

Bankrate, Inc. *†	810	22

Bowne & Co., Inc.	1,757	6

Capella Education Co. *†	900	54

Cardtronics, Inc. *†	800	1

CBIZ, Inc. *	2,921	23

CDI Corp. †	864	9

Cenveo, Inc. *	3,070	12

Chemed Corp.	1,545	63

China Direct, Inc. *†	500	1

Coinstar, Inc. *	1,811	34

Consolidated Graphics, Inc. *	584	8

Corinthian Colleges, Inc. *†	5,525	89

Cornell Cos., Inc. *†	700	16

Corvel Corp. *	486	11

CoStar Group, Inc. *†	1,244	41

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Commercial Services – 5.5% continued

CRA International, Inc. *†	709	$21

Cross Country Healthcare, Inc. *†	2,013	17

Deluxe Corp.	3,300	35

Dollar Financial Corp. *	1,500	11

Dollar Thrifty Automotive Group *†	1,327	2

DynCorp International, Inc., Class A *	1,600	24

Electro Rent Corp.	1,370	15

Emergency Medical Services Corp. *†	600	20

Euronet Worldwide, Inc. *	2,990	25

ExlService Holdings, Inc. *†	891	6

First Advantage Corp., Class A *†	632	8

Forrester Research, Inc. *†	975	22

Gartner, Inc. *†	3,852	59

Geo Group (The), Inc. *	3,321	64

Gevity HR, Inc. †	1,552	2

Global Cash Access Holdings, Inc. *	2,662	8

Grand Canyon Education, Inc. *†	208	3

Great Lakes Dredge & Dock Corp.	2,500	7

H&E Equipment Services, Inc. *	1,000	7

Hackett Group (The), Inc. *	2,600	8

Healthcare Services Group †	2,791	44

Heartland Payment Systems, Inc. †	1,600	27

Heidrick & Struggles International, Inc. †	1,154	24

Hill International, Inc. *	1,500	8

HMS Holdings Corp. *†	1,600	47

Hudson Highland Group, Inc. *	1,649	5

Huron Consulting Group, Inc. *†	1,349	70

ICF International, Inc. *†	400	8

ICT Group, Inc. *	500	2

Integrated Electrical Services, Inc. *†	500	3

Interactive Data Corp.	2,332	54

Jackson Hewitt Tax Service, Inc.	1,800	23

K12, Inc. *†	389	7

Kelly Services, Inc., Class A	1,654	19

Kendle International, Inc. *	800	16

Kenexa Corp. *†	1,415	9

Kforce, Inc. *	2,000	14

Korn/Ferry International *	2,940	36

Landauer, Inc.	615	35

Learning Tree International, Inc. *†	600	7

LECG Corp. *†	1,700	9

Lincoln Educational Services Corp. *	300	4

Live Nation, Inc. *†	4,855	24

MAXIMUS, Inc.	1,168	37

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Commercial Services – 5.5% continued

McGrath Rentcorp	1,499	$27

Midas, Inc. *	896	7

Monro Muffler, Inc.	1,028	21

MPS Group, Inc. *	5,993	40

Multi-Color Corp.	650	9

National Research Corp. †	100	3

Navigant Consulting, Inc. *	3,103	59

Net 1 UEPS Technologies, Inc. *	2,900	30

Odyssey Marine Exploration, Inc. *†	3,100	10

On Assignment, Inc. *	2,200	13

Parexel International Corp. *†	3,590	30

PharmaNet Development Group, Inc. *	1,197	1

PHH Corp. *†	3,500	27

Pre-Paid Legal Services, Inc. *†	493	20

PRG-Schultz International, Inc. *	1,000	4

Princeton Review, Inc. *†	900	5

Protection One, Inc. *†	400	2

Providence Service (The) Corp. *†	794	1

Rent-A-Center, Inc. *	4,351	71

Resources Connection, Inc. *	2,904	50

Riskmetrics Group, Inc. *	1,327	20

Rollins, Inc.	2,712	47

RSC Holdings, Inc. *†	3,000	24

Sotheby’s †	4,356	43

Spherion Corp. *	3,471	8

Standard Parking Corp. *†	535	11

Steiner Leisure Ltd. *	1,100	27

Stewart Enterprises, Inc., Class A †	5,389	17

SuccessFactors, Inc. *†	1,500	9

Team, Inc. *†	1,200	34

TeleTech Holdings, Inc. *	2,525	22

TNS, Inc. *	1,600	14

TrueBlue, Inc. *	2,774	21

Universal Technical Institute, Inc. *†	1,400	27

Valassis Communications, Inc. *	3,000	4

Viad Corp.	1,300	35

VistaPrint Ltd. *†	2,877	47

Volt Information Sciences, Inc. *	784	5

Watson Wyatt Worldwide, Inc., Class A	2,773	112
Wright Express Corp. *	2,460	28
		2,539

Computers – 2.3%

3D Systems Corp. *†	1,200	9

3PAR, Inc.*	1,734	14

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Computers – 2.3% continued

Agilysys, Inc. †	1,490	$6

CACI International, Inc., Class A *	1,961	87

CIBER, Inc. *†	3,385	14

Cogo Group, Inc. *†	1,700	6

Compellent Technologies, Inc. *†	900	10

COMSYS IT Partners, Inc. *	900	3

Cray, Inc. *	2,100	4

Data Domain, Inc. *†	2,165	35

Digimarc Corp. *†	371	3

Echelon Corp. *†	1,827	12

Electronics for Imaging, Inc. *	3,386	33

Henry (Jack) & Associates, Inc.	4,868	90

Hutchinson Technology, Inc. *†	1,461	4

iGate Corp. *†	1,409	9

Imation Corp.	1,900	25

Immersion Corp. *†	2,000	8

Insight Enterprises, Inc. *	2,932	12

Integral Systems, Inc. of Maryland *	1,072	26

Isilon Systems, Inc. *†	1,600	5

Magma Design Automation, Inc. *†	2,898	5

Manhattan Associates, Inc. *†	1,594	24

Mastech Holdings, Inc. *	93	–

Maxwell Technologies, Inc. *†	1,200	6

Mentor Graphics Corp. *	5,792	39

Mercury Computer Systems, Inc. *†	1,469	4

Micros Systems, Inc. *	5,293	88

MTS Systems Corp.	1,126	29

NCI, Inc. *†	400	11

Ness Technologies, Inc. *	2,500	12

Netezza Corp. *	2,500	18

Netscout Systems, Inc. *†	1,900	15

Palm, Inc. *†	6,828	16

Perot Systems Corp., Class A *	5,542	69

Quantum Corp. *†	13,096	2

Rackable Systems, Inc. *	1,900	8

Radiant Systems, Inc. *†	1,800	9

RadisysCorp. *	1,397	8

Rimage Corp. *†	600	8

Riverbed Technology, Inc. *	3,649	34

SI International, Inc. *†	900	27

Silicon Storage Technology, Inc. *†	5,471	17

Smart Modular Technologies WWH, Inc. *†	2,900	3

SRA International, Inc., Class A *	2,700	41

STEC, Inc. *†	2,000	11

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Computers – 2.3% continued

Stratasys, Inc. *†	1,360	$15

Super Micro Computer, Inc. *	1,468	8

SYKES Enterprises, Inc. *	2,090	39

Synaptics, Inc. *†	2,207	48

Syntel, Inc. †	830	20
Virtusa Corp. *	600	3
		1,052

Cosmetics/Personal Care – 0.2%

Chattem, Inc.*†	1,132	82

Elizabeth Arden, Inc.*	1,610	23
Inter Parfums, Inc.	950	7
		112

Distribution/Wholesale – 1.0%

Beacon Roofing Supply, Inc. *†	2,893	34

BMP SunstoneCorp. *†	1,500	9

Brightpoint, Inc. *†	3,220	13

Chindex International, Inc. *†	700	4

Core-Mark Holding Co., Inc. *†	600	12

FGX International Holdings Ltd. *†	900	9

Fossil, Inc. *	2,960	45

Houston Wire & Cable Co. †	1,100	9

MWI Veterinary Supply, Inc. *	639	16

Owens & Minor, Inc.	2,669	111

Pool Corp. †	3,055	53

Scansource, Inc. *†	1,734	29

School Specialty, Inc. *†	1,222	20

Titan Machinery, Inc. *†	500	6

United Stationers, Inc. *	1,518	48
Watsco, Inc. †	1,525	60
		478

Diversified Financial Services – 1.8%

Advanta Corp., Class B †	2,464	7

Asset Acceptance Capital Corp. *†	900	6

BGC Partners, Inc. †	2,168	8

Broadpoint Securities Group, Inc. *	1,600	4

Calamos Asset Management, Inc., Class A	1,254	5

Cityscape Financial Corp. *	2,500	–

Cohen & Steers, Inc. †	1,100	13

CompuCredit Corp. *†	1,122	4

Credit Acceptance Corp. *†	375	5

Diamond Hill Investment Group, Inc.	125	7

Doral Financial Corp. *†	400	3

Duff & Phelps Corp. *	646	7

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Diversified Financial Services -1.8% continued

Encore Capital Group, Inc. *†	900	$8

Epoch Holding Corp. †	700	6

Evercore Partners, Inc., Class A †	600	6

FBR Capital Markets Corp. *†	1,800	9

FCStone Group, Inc. *†	1,450	5

Federal Agricultural Mortgage Corp., Class C	621	3

Financial Federal Corp. †	1,618	31

First Marblehead Corp. (The) †	4,400	6

Friedman Billings Ramsey Group, Inc., Class A *†	9,400	2

GAMCO Investors, Inc., Class A †	516	14

GFI Group, Inc. †	4,204	16

Greenhill & Co., Inc. †	1,127	77

Interactive Brokers Group, Inc., Class A *	2,644	48

International Assets Holding Corp. *†	300	3

KBW, Inc. *†	1,700	39

Knight Capital Group, Inc., Class A *	6,104	101

LaBranche & Co., Inc. *	3,200	16

Ladenburg Thalmann Financial Services, Inc. *†	6,500	7

MarketAxess Holdings, Inc. *	2,000	13

National Financial Partners Corp. †	2,500	4

Nelnet, Inc., Class A	1,100	14

NewStar Financial, Inc. *	1,542	7

Ocwen Financial Corp. *†	2,259	18

optionsXpress Holdings, Inc.	2,762	39

Penson Worldwide, Inc. *†	1,100	7

Piper Jaffray Cos. *†	1,189	45

Portfolio Recovery Associates, Inc. *†	1,022	35

Pzena Investment Management, Inc. †	400	1

Sanders Morris Harris Group, Inc.	1,239	7

Stifel Financial Corp. *†	1,720	74

SWS Group, Inc.	1,572	23

Thomas Weisel Partners Group, Inc. *†	1,200	5

TradeStation Group, Inc. *	2,027	14

US Global Investors, Inc., Class A †	800	4

Westwood Holdings Group, Inc. †	331	10
World Acceptance Corp. *†	1,093	21
		807

Electric – 2.7%

Allete, Inc.	1,700	58

Avista Corp.	3,389	60

Black Hills Corp. †	2,441	63

Central Vermont Public Service Corp. †	635	12

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Electric - 2.7% continued

CH Energy Group, Inc. †	1,011	$44

Cleco Corp.	3,931	93

El Paso Electric Co. *	2,843	51

Empire District Electric (The) Co. †	2,159	38

EnerNOC, Inc. *†	600	4

Idacorp, Inc.	2,959	90

ITC Holdings Corp.	3,214	135

MGE Energy, Inc.	1,446	51

NorthWestern Corp.	2,500	52

Ormat Technologies, Inc. †	1,146	34

Otter Tail Corp. †	2,250	42

Pike Electric Corp. *	1,100	13

PNM Resources, Inc. †	5,515	58

PNM Resources, Inc. - Fractional Shares (1) *	50,000	–

Portland General Electric Co.	4,087	75

Synthesis Energy Systems, Inc. *†	1,600	2

UIL Holdings Corp. †	1,601	48

Unisource Energy Corp. †	2,249	63

US Geothermal, Inc. *†	4,000	2
Westar Energy, Inc.	6,822	138
		1,226

Electrical Components & Equipment –1.0%

Advanced Battery Technologies, Inc. *†	2,700	6

Advanced Energy Industries, Inc. *	2,149	17

American Superconductor Corp. *†	2,669	35

Beacon Power Corp. *†	5,700	4

Belden, Inc.	2,851	50

Capstone Turbine Corp. *†	9,300	8

China BAK Battery, Inc. *†	1,900	5

Coleman Cable, Inc. *†	500	3

Encore Wire Corp. †	1,189	20

Ener1, Inc. *†	2,300	18

Energy Conversion Devices, Inc. *†	2,921	82

EnerSys *	1,743	15

Evergreen Solar, Inc. *†	9,360	26

Fushi Copperweld, Inc. *	900	3

GrafTech International Ltd. *	7,762	52

Graham Corp. †	625	6

Greatbatch, Inc. *†	1,429	36

Harbin Electric, Inc. *†	400	3

Insteel Industries, Inc. †	1,100	11

Littelfuse, Inc. *	1,363	20

Medis Technologies Ltd. *†	2,036	1

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Electrical Components & Equipment – 1.0% continued

Orion Energy Systems, Inc. *†	600	$2

Powell Industries, Inc. *	452	11

Power-One, Inc. *†	4,752	6

PowerSecure International, Inc. *†	1,100	5

Ultralife Batteries, Inc. *†	800	8

Universal Display Corp. *†	1,801	13

Valence Technology, Inc. *†	3,300	6
Vicor Corp. †	1,294	7
		479

Electronics – 2.5%

American Science & Engineering, Inc.	578	44

Analogic Corp. †	854	33

Axsys Technologies, Inc. *	600	42

Badger Meter, Inc. †	922	29

Bel Fuse, Inc., Class B	722	14

Benchmark Electronics, Inc. *	4,291	54

Brady Corp., Class A	3,266	67

Checkpoint Systems, Inc. *	2,494	29

China Security & Surveillance Technology, Inc. *†	1,796	10

Cogent, Inc. *†	2,598	35

Coherent, Inc. *	1,500	37

CTS Corp.	2,156	12

Cymer, Inc. *†	1,975	46

Daktronics, Inc. †	2,106	19

Dionex Corp. *	1,209	62

Electro Scientific Industries, Inc. *†	1,766	12

FARO Technologies, Inc. *†	1,100	16

FEI Co. *†	2,327	47

ICx Technologies, Inc. *†	900	7

II-VI, Inc. *	1,555	31

Kemet Corp. *	5,333	2

L-1 Identity Solutions, Inc. *	4,212	25

LaBarge, Inc. *	800	10

Measurement Specialties, Inc. *	900	5

Methode Electronics, Inc.	2,445	21

Microvision, Inc. *†	4,400	5

Multi-Fineline Electronix, Inc. *	500	5

Newport Corp. *†	2,357	14

NVE Corp. *†	300	7

OSI Systems, Inc. *	1,008	14

OYO Geospace Corp. *†	249	6

Park Electrochemical Corp.	1,284	23

Plexus Corp. *	2,551	43

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Electronics – 2.5% continued

Rofin-Sinar Technologies, Inc. *	1,918	$46

Rogers Corp. *	1,139	32

Sanmina-SCI Corp. *	33,900	22

Sonic Solutions, Inc. *†	1,375	2

Stoneridge, Inc. *	900	4

Taser International, Inc. *†	3,982	17

Technitrol, Inc.	2,611	9

TTM Technologies, Inc. *	2,705	14

Varian, Inc. *	1,912	70

Watts Water Technologies, Inc., Class A †	1,909	43

Woodward Governor Co.	3,808	81
Zygo Corp. *	1,000	7
		1,173

Energy – Alternate Sources – 0.2%

Akeena Solar, Inc. *†	1,400	3

Ascent Solar Technologies, Inc. *†	500	2

Aventine Renewable Energy Holdings, Inc. *†	1,800	1

Clean Energy Fuels Corp. *†	1,400	7

Comverge, Inc. *†	1,400	6

Evergreen Energy, Inc. *	5,426	2

FuelCell Energy, Inc. *†	4,429	19

GreenHunter Energy, Inc. *†	300	2

GT Solar International, Inc. *†	1,900	7

Headwaters, Inc. *†	2,647	15

Pacific Ethanol, Inc. *†	2,800	2

Plug Power, Inc. *†	5,100	5
Quantum Fuel Systems Technologies Worldwide, Inc. *	4,400	3
		74

Engineering & Construction – 0.9%

Baker (Michael) Corp. *	500	16

Dycom Industries, Inc. *	2,558	15

EMCOR Group, Inc. *	4,410	70

ENGlobal Corp. *	1,700	5

Exponent, Inc. *	950	29

Granite Construction, Inc. †	2,157	93

Insituform Technologies, Inc., Class A *	1,758	28

Layne Christensen Co. *	1,248	28

Orion Marine Group, Inc. *	1,400	11

Perini Corp. *†	3,273	63

Stanley, Inc. *	600	19

Sterling Construction Co., Inc. *	700	12

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Engineering & Construction – 0.9% continued
VSE Corp. †	247	$8
		397

Entertainment – 0.5%

Bally Technologies, Inc. *	3,552	66

Bluegreen Corp. *†	800	3

Churchill Downs, Inc.	593	21

Cinemark Holdings, Inc.	1,900	14

Dover Downs Gaming & Entertainment, Inc. †	917	3

Dover Motorsports, Inc. †	1,000	2

Elixir Gaming Technologies, Inc. *	4,300	–

Great Wolf Resorts, Inc. *†	1,790	2

Isle of Capri Casinos, Inc. *†	877	3

National CineMedia, Inc. †	2,700	22

Pinnacle Entertainment, Inc. *†	3,872	22

Rick’s Cabaret International, Inc. *†	400	2

Shuffle Master, Inc. *†	3,509	15

Six Flags, Inc. *†	4,636	1

Speedway Motorsports, Inc.	862	12

Steinway Musical Instruments *	472	8
Vail Resorts, Inc. *†	2,036	44
		240

Environmental Control – 1.1%

American Ecology Corp. †	1,100	19

Calgon Carbon Corp. *	2,639	34

Casella Waste Systems, Inc., Class A *	1,468	7

Clean Harbors, Inc. *	1,285	81

Darling International, Inc. *	5,146	26

Energy Recovery, Inc. *†	946	7

EnergySolutions, Inc.	2,100	10

Fuel Tech, Inc. *†	1,185	10

Metalico, Inc. *†	1,600	4

Met-Pro Corp. †	1,000	12

Mine Safety Appliances Co. †	1,978	48

Rentech, Inc. *†	10,600	7

Tetra Tech, Inc. *	3,808	76

Waste Connections, Inc. *	5,205	147
Waste Services, Inc. *†	1,533	10
		498

Food – 2.6%

American Dairy, Inc.*†	500	9

Arden Group, Inc., Class A	70	10

B&G Foods, Inc. †	1,300	7

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Food – 2.6% continued

Calavo Growers, Inc. †	700	$6

Cal-Maine Foods, Inc. †	848	21

Chiquita Brands International, Inc. *†	2,754	31

Diamond Foods, Inc. †	1,020	31

Flowers Foods, Inc. †	5,019	134

Fresh Del Monte Produce, Inc. *	2,700	68

Great Atlantic & Pacific Tea Co. *†	2,301	12

Hain Celestial Group, Inc. *†	2,642	42

HQ Sustainable Maritime Industries, Inc. *†	400	2

Imperial Sugar Co.	800	11

Ingles Markets, Inc., Class A	773	10

J & J Snack Foods Corp.	900	27

Lancaster Colony Corp. †	1,275	39

Lance, Inc. †	1,777	35

Lifeway Foods, Inc. *†	300	2

M&F Worldwide Corp. *†	739	12

Nash Finch Co.	855	38

Pilgrims Pride Corp. †	2,859	3

Ralcorp Holdings, Inc. *	3,641	228

Ruddick Corp.	2,688	74

Sanderson Farms, Inc. †	1,295	40

Seaboard Corp.	21	19

Smart Balance, Inc. *†	4,000	23

Spartan Stores, Inc.	1,400	33

Tootsie Roll Industries, Inc. †	1,575	41

TreeHouse Foods, Inc. *†	2,036	48

United Natural Foods, Inc. *†	2,794	50

Village Super Market, Class A	200	10

Weis Markets, Inc.	690	22

Winn-Dixie Stores, Inc. *	3,500	52
Zhongpin, Inc. *	1,200	10
		1,200

Forest Products & Paper – 0.5%

AbitibiBowater, Inc. *	3,356	2

Boise, Inc. *†	2,400	1

Buckeye Technologies, Inc. *	2,526	12

Deltic Timber Corp. †	653	31

Glatfelter	2,839	27

Kapstone Paper and Packaging Corp. *†	1,200	5

Mercer International, Inc. *†	1,900	4

Neenah Paper, Inc.	900	7

Potlatch Corp.	2,570	69

Schweitzer-Mauduit International, Inc. †	1,016	19

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Forest Products & Paper – 0.5% continued

Verso Paper Corp. †	900	$1

Wausau Paper Corp.	2,858	30
Xerium Technologies, Inc. *	1,200	2
		210

Gas – 1.8%

Chesapeake Utilities Corp. †	400	13

Laclede Group (The), Inc.	1,427	75

New Jersey Resources Corp.	2,736	110

Nicor, Inc. †	2,937	120

Northwest Natural Gas Co.	1,715	86

Piedmont Natural Gas Co., Inc. †	4,772	160

South Jersey Industries, Inc.	1,890	74

Southwest Gas Corp.	2,820	73
WGL Holdings, Inc.	3,227	116
		827

Hand/Machine Tools – 0.4%

Baldor Electric Co. †	3,010	50

Franklin Electric Co., Inc. †	1,472	43

K-Tron International, Inc. *	149	11

Regal-Beloit Corp.	2,051	69
Thermadyne Holdings Corp. *	800	5
		178

Healthcare – Products – 4.3%

Abaxis, Inc. *†	1,400	19

Abiomed, Inc. *†	2,161	30

Accuray, Inc. *†	2,290	12

Affymetrix, Inc. *†	4,400	12

Align Technology, Inc. *†	3,931	28

Alphatec Holdings, Inc. *†	1,600	3

American Medical Systems Holdings, Inc. *†	4,620	41

Angiodynamics, Inc. *	1,547	18

Arthrocare Corp. *†	1,704	22

Atrion Corp.	100	10

BioMimetic Therapeutics, Inc. *†	900	8

Bruker BioSciences Corp. *	3,188	15

Caliper Life Sciences, Inc. *†	3,100	3

Cantel Medical Corp. *	800	8

Cardiac Science Corp. *	1,200	8

CardioNet, Inc. *	300	6

Cepheid, Inc. *†	3,704	50

Columbia Laboratories, Inc. *†	3,000	5

Conceptus, Inc. *†	1,900	28

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Healthcare – Products – 4.3% continued

Conmed Corp. *†	1,823	$43

CryoLife, Inc. *	1,800	16

Cyberonics, Inc. *†	1,531	21

Cynosure, Inc., Class A *†	600	6

Datascope Corp. †	890	46

DexCom, Inc. *†	1,700	3

ev3, Inc. *	4,503	22

Exactech, Inc. *	500	9

Genomic Health, Inc. *†	900	17

Haemonetics Corp. of Massachusetts *	1,680	96

Hanger Orthopedic Group, Inc. *	1,968	32

Hansen Medical, Inc. *†	1,064	10

ICU Medical, Inc. *	696	21

Immucor, Inc. *	4,545	110

Insulet Corp. *†	1,200	6

Integra LifeSciences Holdings Corp. *†	1,146	36

Invacare Corp. †	2,036	30

IRIS International, Inc. *†	1,200	15

Kensey Nash Corp. *	479	9

Luminex Corp. *†	2,617	58

Masimo Corp. *†	2,991	82

Medical Action Industries, Inc. *	900	8

Mentor Corp. †	2,212	36

Meridian Bioscience, Inc. †	2,575	61

Merit Medical Systems, Inc. *	1,738	25

Micrus Endovascular Corp. *†	1,000	11

Natus Medical, Inc. *	1,749	22

NuVasive, Inc. *†	2,300	79

NxStage Medical, Inc. *†	1,589	4

Omrix Biopharmaceuticals, Inc. *†	900	22

OraSure Technologies, Inc. *†	2,950	10

Orthofix International N.V. *	1,100	13

Orthovita, Inc. *	4,200	14

Palomar Medical Technologies, Inc. *†	1,200	11

PSS World Medical, Inc. *†	4,035	70

Quidel Corp. *	1,800	25

Sirona Dental Systems, Inc. *†	1,100	13

Somanetics Corp. *†	800	14

SonoSite, Inc. *†	1,120	20

Spectranetics Corp. *†	2,100	6

Stereotaxis, Inc. *†	1,797	9

STERIS Corp.	3,803	105

SurModics, Inc. *†	1,029	23

Symmetry Medical, Inc. *	2,220	20

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Healthcare – Products – 4.3% continued

Synovis Life Technologies, Inc. *	800	$11

Thoratec Corp. *†	3,540	89

TomoTherapy, Inc. *†	2,700	6

Trans1, Inc. *†	800	6

Vision-Sciences, Inc. *	1,100	2

Vital Images, Inc. *	1,100	13

Vnus Medical Technologies, Inc. *†	800	12

Volcano Corp. *	3,000	49

West Pharmaceutical Services, Inc. †	2,104	75

Wright Medical Group, Inc. *	2,429	41
Zoll Medical Corp. *	1,332	24
		1,963

Healthcare – Services – 2.0%

Air Methods Corp. *†	700	11

Alliance Imaging, Inc. *	1,600	13

Almost Family, Inc. *†	400	18

Amedisys, Inc. *†	1,719	67

AMERIGROUPCorp. *	3,478	85

Amsurg Corp. *	2,045	41

Assisted Living Concepts, Inc., Class A *	3,500	16

Bio-Reference Labs, Inc. *†	725	16

Capital Senior Living Corp. *†	1,400	4

Centene Corp. *	2,758	51

Emeritus Corp. *†	1,200	8

Ensign Group, Inc. (The)	500	7

Five Star Quality Care, Inc. *†	2,000	3

Genoptix, Inc. *	532	17

Gentiva Health Services, Inc. *	1,622	41

Healthsouth Corp. *†	5,729	56

Healthspring, Inc. *	3,200	47

Healthways, Inc. *†	2,180	18

IPC The Hospitalist Co, Inc. *	400	7

Kindred Healthcare, Inc. *†	1,762	19

LHC Group, Inc. *	997	33

Life Sciences Research, Inc. *†	600	6

Magellan Health Services, Inc. *	2,638	87

Medcath Corp. *	1,000	7

Molina Healthcare, Inc. *†	900	21

National Healthcare Corp. †	531	24

Nighthawk Radiology Holdings, Inc. *	1,500	4

Odyssey HealthCare, Inc. *	2,139	18

Psychiatric Solutions, Inc. *†	3,596	91

RadNet, Inc. *†	1,400	5

RehabCare Group, Inc. *	1,121	16

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Healthcare - Services – 2.0% continued

Res-Care, Inc. *	1,600	$21

Skilled Healthcare Group, Inc., Class A *†	1,100	12

Sun Healthcare Group, Inc. *	2,800	28

Sunrise Senior Living, Inc. *	2,840	2

Triple-S Management Corp. *†	922	10

U.S. Physical Therapy, Inc. *	800	10
Virtual Radiologic Corp. *†	400	3
		943

Holding Companies – Diversified – 0.0%

Compass Diversified Trust	1,500	15
Resource America, Inc., Class A	627	3
		18

Home Builders – 0.3%

Amrep Corp. *†	100	3

Beazer Homes USA, Inc. *†	2,500	4

Brookfield Homes Corp. †	621	3

Cavco Industries, Inc. *†	400	12

Champion Enterprises, Inc. *	4,954	4

Fleetwood Enterprises, Inc. *†	5,003	1

Hovnanian Enterprises, Inc., Class A *†	3,073	7

M/I Homes, Inc. †	874	9

Meritage Homes Corp. *†	2,007	25

Palm Harbor Homes, Inc. *†	691	5

Ryland Group, Inc.	2,761	47

Skyline Corp. †	408	9

Standard-Pacific Corp. *†	7,900	15
Winnebago Industries, Inc. †	1,872	11
		155

Home Furnishings – 0.4%

American Woodmark Corp. †	738	12

Audiovox Corp., Class A *	1,137	6

DTS, Inc. *†	1,100	18

Ethan Allen Interiors, Inc. †	1,600	22

Furniture Brands International, Inc. †	2,700	9

Hooker Furniture Corp. †	604	4

Kimball International, Inc., Class B	2,089	14

La-Z-Boy, Inc. †	3,300	11

Sealy Corp. †	2,900	9

Tempur-Pedic International, Inc. †	4,876	34

TiVo, Inc. *†	6,522	33
Universal Electronics, Inc. *†	891	15
		187

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Household Products/Wares – 0.6%

ACCO Brands Corp. *†	3,500	$3

American Greetings Corp., Class A	3,100	36

Blyth, Inc.	1,600	13

Central Garden and Pet Co., Class A *	4,247	18

CSS Industries, Inc.	477	11

Ennis, Inc.	1,632	17

Helen of Troy Ltd. *†	1,900	30

Prestige Brands Holdings, Inc. *	2,200	17

Russ Berrie & Co., Inc. *	1,147	2

Spectrum Brands, Inc. *†	2,600	–

Standard Register (The) Co. †	984	5

Tupperware Brands Corp.	4,027	79
WD-40 Co.	1,034	30
		261

Housewares – 0.0%
Libbey, Inc. †	900	2

Insurance – 4.2%

AMBAC Financial Group, Inc. †	18,619	26

American Equity Investment Life Holding Co. †	3,500	22

American Physicians Capital, Inc.	525	20

American Safety Insurance Holdings Ltd. *	700	6

Amerisafe, Inc. *	1,200	19

Amtrust Financial Services, Inc.	1,000	9

Argo Group International Holdings Ltd. *	2,006	63

Aspen Insurance Holdings Ltd.	5,550	102

Assured Guaranty Ltd. †	3,575	40

Baldwin & Lyons, Inc., Class B	518	10

Castlepoint Holdings Ltd. †	2,100	22

Citizens, Inc. of Texas *†	2,400	23

CNA Surety Corp. *	1,077	13

Crawford & Co., Class B *†	1,539	17

Delphi Financial Group, Inc., Class A	2,657	32

Donegal Group, Inc., Class A	698	11

eHealth, Inc. *	1,600	18

EMC Insurance Group, Inc.	356	9

Employers Holdings, Inc.	3,200	52

Enstar Group Ltd. *	353	17

FBL Financial Group, Inc., Class A	803	9

First Acceptance Corp. *	1,105	4

First Mercury Financial Corp. *†	929	11

Flagstone Reinsurance Holdings Ltd. †	1,900	20

FPIC Insurance Group, Inc. *	519	24

Greenlight Capital Re Ltd., Class A *†	1,900	20

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Insurance – 4.2% continued

Hallmark Financial Services *†	400	$2

Harleysville Group, Inc. †	815	31

Horace Mann Educators Corp.	2,629	22

Independence Holding Co.	434	2

Infinity Property & Casualty Corp.	1,007	46

IPC Holdings Ltd.	3,260	91

Kansas City Life Insurance Co.	300	14

Life Partners Holdings, Inc. †	400	14

Maiden Holdings Ltd. †	3,200	13

Max Capital Group Ltd.	3,617	42

Meadowbrook Insurance Group, Inc.	3,587	20

Montpelier Re Holdings Ltd. †	6,081	84

National Interstate Corp. †	400	7

National Western Life Insurance Co., Class A	142	23

Navigators Group, Inc. *	835	45

NYMAGIC, Inc.	300	5

Odyssey Re Holdings Corp.	1,535	69

Phoenix Companies (The), Inc. †	7,330	21

Platinum Underwriters Holdings Ltd.	3,187	98

PMA Capital Corp., Class A *	2,024	10

PMI Group (The), Inc. †	5,200	9

Presidential Life Corp.	1,379	15

Primus Guaranty Ltd. *†	1,500	1

ProAssurance Corp. *	2,056	112

Radian Group, Inc. †	5,100	14

RLI Corp. †	1,190	69

Safety Insurance Group, Inc.	1,055	37

SeaBright Insurance Holdings, Inc. *	1,355	14

Selective Insurance Group, Inc.	3,420	79

State Auto Financial Corp.	885	19

Stewart Information Services Corp.	1,057	12

Tower Group, Inc.	1,300	30

United America Indemnity Ltd., Class A *	1,300	17

United Fire & Casualty Co.	1,452	31

Universal American Financial Corp. *	2,474	25

Validus Holdings Ltd.	4,102	95
Zenith National Insurance Corp.	2,391	79
		1,936

Internet – 2.6%

1-800-FLOWERS.COM, Inc., Class A *†	1,726	6

Art Technology Group, Inc. *	8,200	16

AsiaInfo Holdings, Inc. *	2,200	24

Avocent Corp. *	2,902	55

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Internet – 2.6% continued

Bidz.com, Inc. *†	400	$2

Blue Coat Systems, Inc. *†	2,098	19

Blue Nile, Inc. *†	858	20

China Information Security Technology, Inc. *†	1,500	6

Chordiant Software, Inc. *†	1,920	5

Cogent Communications Group, Inc. *†	3,000	16

comScore, Inc. *	1,203	11

Constant Contact, Inc. *†	1,319	18

CyberSource Corp. *†	4,456	41

DealerTrack Holdings, Inc. *†	2,666	32

Dice Holdings, Inc. *†	963	3

Digital River, Inc. *	2,415	51

Drugstore.com, Inc. *†	5,300	5

Earthlink, Inc. *†	7,145	48

Entrust, Inc. *	3,900	5

eResearch Technology, Inc. *†	2,700	15

Global Sources Ltd. *†	1,090	7

GSI Commerce, Inc. *†	1,497	12

HSW International, Inc. *†	1,800	1

i2 Technologies, Inc. *†	1,000	8

Ibasis, Inc. *†	2,000	3

Infospace, Inc.	2,198	17

Internap Network Services Corp. *†	3,219	9

Internet Brands, Inc. *†	1,400	9

Internet Capital Group, Inc. *	2,500	9

Interwoven, Inc. *	2,915	38

j2 Global Communications, Inc. *	2,866	56

Keynote Systems, Inc. *†	900	7

Knot (The), Inc. *†	1,800	14

Limelight Networks, Inc. *†	1,837	5

Liquidity Services, Inc. *†	900	7

LoopNet, Inc. *†	1,900	12

Mercadolibre, Inc. *†	1,616	20

ModusLink Global Solutions, Inc. *†	3,156	14

Move, Inc. *	8,156	10

NetFlix, Inc. *†	2,624	60

NIC, Inc.	2,534	12

Nutri/System, Inc. †	1,950	27

Online Resources Corp. *	1,900	6

Orbitz Worldwide, Inc. *†	2,300	6

Overstock.com, Inc. *†	964	10

PC-Tel, Inc.	1,300	8

Perficient, Inc. *	2,100	6

Rackspace Hosting, Inc. *†	1,100	8

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Internet – 2.6% continued

RealNetworks, Inc. *†	5,800	$22

S1 Corp. *	3,208	24

Safeguard Scientifics, Inc. *†	7,800	5

Sapient Corp. *	5,648	22

Shutterfly, Inc. *	1,300	9

SonicWALL, Inc. *	3,710	15

Sourcefire, Inc. *†	1,300	8

Stamps.com, Inc. *	899	8

SupportSoft, Inc. *†	3,000	6

TechTarget, Inc. *†	900	4

TeleCommunication Systems, Inc., Class A *†	2,200	17

Terremark Worldwide, Inc. *†	3,400	12

TheStreet.com, Inc. †	1,100	4

thinkorswim Group, Inc. *	3,300	21

TIBCO Software, Inc. *	12,150	59

United Online, Inc. †	4,889	32

ValueClick, Inc. *	5,640	35

Vasco Data Security International, Inc. *†	1,700	18

Vignette Corp. *†	1,600	14

Vocus, Inc. *	1,000	18

Web.com Group, Inc. *	1,800	5
Websense, Inc. *	2,945	48
		1,205

Investment Companies – 0.5%

Ampal-American Israel Corp., Class A *†	1,300	1

Apollo Investment Corp. †	9,233	78

Ares Capital Corp. †	6,223	31

BlackRock Kelso Capital Corp. †	806	8

Capital Southwest Corp. †	191	16

Gladstone Capital Corp. †	1,323	8

Gladstone Investment Corp.	1,400	7

Harris & Harris Group, Inc., Class A *†	1,609	6

Hercules Technology Growth Capital, Inc.	2,100	14

Kohlberg Capital Corp. †	1,100	5

MCG Capital Corp.	4,890	4

Medallion Financial Corp.	1,000	7

MVC Capital, Inc. †	1,600	18

NGP Capital Resources Co.	1,400	14

Patriot Capital Funding, Inc.	1,300	4

PennantPark Investment Corp.	1,400	4
Prospect Capital Corp. †	1,700	21
		246

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Iron/Steel –0.0%

China Precision Steel, Inc. *†	1,100	$1

General Steel Holdings, Inc. *†	700	2

Olympic Steel, Inc. †	600	11

Sutor Technology Group Ltd. *†	500	1
Universal Stainless & Alloy *†	400	5
		20

Leisure Time – 0.5%

Ambassadors Group, Inc.	1,188	11

Brunswick Corp. †	5,600	15

Callaway Golf Co.	4,199	42

Life Time Fitness, Inc. *†	2,273	34

Marine Products Corp. †	662	4

Nautilus, Inc. *	1,470	4

Polaris Industries, Inc. †	2,147	59

Town Sports International Holdings, Inc. *†	1,123	3
WMS Industries, Inc. *†	2,854	71
		243

Lodging – 0.2%

Ameristar Casinos, Inc. †	1,672	13

Gaylord Entertainment Co. *†	2,615	24

Lodgian, Inc. *	1,020	2

Marcus Corp. †	1,277	17

Monarch Casino & Resort, Inc. *†	700	6

Morgans Hotel Group Co. *†	1,700	7
Riviera Holdings Corp. *†	700	3
		72

Machinery – Construction & Mining – 0.1%

Astec Industries, Inc. *†	1,150	35

Machinery – Diversified -1.6%

Alamo Group, Inc.	400	5

Albany International Corp., Class A †	1,849	28

Altra Holdings, Inc. *	1,700	13

Applied Industrial Technologies, Inc. †	2,707	52

Briggs & Stratton Corp. †	3,239	46

Cascade Corp. †	562	15

Chart Industries, Inc. *	1,800	17

Cognex Corp. †	2,726	37

Columbus McKinnon Corp. of New York *	1,200	14

DXP Enterprises, Inc. *†	437	6

Flow International Corp. *†	2,400	5

Gerber Scientific, Inc. *	1,500	4

Gorman-Rupp (The) Co. †	937	26

Hurco Cos., Inc. *†	400	7

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Machinery – Diversified -1.6% continued

Intermec, Inc. *†	3,914	$52

Intevac, Inc. *	1,400	7

iRobotCorp. *†	1,200	12

Kadant, Inc. *	885	13

Key Technology, Inc. *	400	6

Lindsay Corp. †	780	30

Middleby Corp. *†	1,082	35

NACCO Industries, Inc., Class A	438	16

Nordson Corp. †	2,194	71

Presstek, Inc. *†	1,800	4

Raser Technologies, Inc. *†	2,900	14

Robbins & Myers, Inc.	1,818	41

Sauer-Danfoss, Inc. †	717	6

Tecumseh Products Co., Class A *†	1,062	13

Tennant Co. †	1,072	26

TurboChef Technologies, Inc. *†	1,500	6

Twin Disc, Inc.†	500	3
Wabtec Corp. †	3,143	121
		751

Media – 0.5%

AH Belo Corp., Class A †	1,320	3

Belo Corp., Class A	5,700	11

Charter Communications, Inc., Class A *	25,999	5

Citadel Broadcasting Corp. *†	11,600	2

CKX, Inc. *	3,300	15

Courier Corp.	671	12

Cox Radio, Inc., Class A *†	1,600	9

Crown Media Holdings, Inc., Class A *†	700	1

Cumulus Media, Inc., Class A *†	1,507	1

DG FastChannel, Inc. *†	1,000	17

Dolan Media Co. *†	1,567	7

Entercom Communications Corp., Class A †	1,700	2

Entravision Communications Corp., Class A *	3,800	3

Fisher Communications, Inc. †	475	11

Global Traffic Network, Inc. *†	800	6

Gray Television, Inc. †	2,773	2

Journal Communications, Inc., Class A	2,700	6

Lee Enterprises, Inc. †	2,800	3

Lin TV Corp., Class A *	1,582	2

Martha Stewart Living Omnimedia, Inc., Class A *†	1,641	5

McClatchy Co., Class A †	3,600	7

Media General, Inc., Class A †	1,500	3

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Media – 0.5% continued

Mediacom Communications Corp., Class A *†	2,485	$6

Outdoor Channel Holdings, Inc. *†	1,000	6

Playboy Enterprises, Inc., Class B *†	1,295	2

Primedia, Inc. †	1,606	2

R.H. Donnelley Corp. *†	4,400	2

RHI Entertainment, Inc. *	860	4

Scholastic Corp.	1,536	23

Sinclair Broadcast Group, Inc., Class A	3,399	11

Value Line, Inc.	100	3
World Wrestling Entertainment, Inc., Class A†	1,311	15
		207

Metal Fabrication/Hardware – 0.9%

Ampco-Pittsburgh Corp.	500	8

Castle (A.M.) & Co. †	1,100	10

CIRCOR International, Inc.	1,108	24

Dynamic Materials Corp. †	800	13

Foster (L.B.) Co., Class A *†	700	22

Furmanite Corp. *†	2,300	12

Haynes International, Inc. *†	752	14

Kaydon Corp. †	1,796	56

LadishCo., Inc. *†	900	15

Lawson Products, Inc.	320	7

Mueller Industries, Inc. †	2,371	55

Mueller Water Products, Inc., Class A †	7,300	45

NN, Inc.	1,000	2

Northwest Pipe Co. *	600	17

Omega Flex, Inc. †	200	5

RBC Bearings, Inc. *	1,400	32

Sun Hydraulics, Inc.	734	11
Worthington Industries, Inc. †	4,202	56
		404

Mining – 0.8%

Allied Nevada Gold Corp. *	2,900	8

AMCOL International Corp. †	1,645	33

Apex Silver Mines Ltd. *†	3,800	3

Brush Engineered Materials, Inc. *†	1,273	15

Coeur D’alene Mines Corp. *†	35,144	24

Compass Minerals International, Inc.	2,109	118

General Moly, Inc. *†	4,000	5

Hecla Mining Co. *†	8,138	19

Horsehead Holding Corp. *†	2,300	7

Kaiser Aluminum Corp. †	1,000	21

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Mining – 0.8% continued

Royal Gold, Inc.	1,910	$76

RTI International Metals, Inc. *	1,507	18

Stillwater Mining Co. *†	2,546	8

United States Lime & Minerals, Inc. *	100	3

Uranium Resources, Inc. *	3,100	2
USEC, Inc. *†	7,049	27
		387

Miscellaneous Manufacturing – 2.0%

Actuant Corp., Class A †	3,641	65

Acuity Brands, Inc. †	2,652	72

American Railcar Industries, Inc. †	600	5

Ameron International Corp.	582	31

AZZ, Inc. *†	800	19

Barnes Group, Inc. †	3,046	41

Blount International, Inc. *	2,400	22

Ceradyne, Inc. *†	1,719	45

China Fire & Security Group, Inc. *†	900	6

Clarcor, Inc. †	3,282	105

ColfaxCorp. *	1,417	14

EnPro Industries, Inc. *†	1,278	24

ESCO Technologies, Inc. *	1,664	51

Federal Signal Corp. †	3,082	22

Flanders Corp. *†	1,000	6

Freightcar America, Inc.	800	17

GenTek, Inc. *†	600	11

Griffon Corp. *	2,824	23

Hexcel Corp. *†	6,230	47

Koppers Holdings, Inc. †	1,300	28

LSB Industries, Inc. *	1,100	10

Lydall, Inc. *	1,100	6

Matthews International Corp., Class A	1,996	81

Metabolix, Inc. *†	1,200	8

Movado Group, Inc.	996	13

Myers Industries, Inc. †	1,771	11

NL Industries, Inc.	398	5

Park-Ohio Holdings Corp. *	500	2

PMFG, Inc. *†	800	6

Polypore International, Inc. *†	1,061	5

Raven Industries, Inc.	1,008	26

Reddy Ice Holdings, Inc. †	1,100	1

Smith & Wesson Holding Corp. *†	2,400	5

Smith (A.O.) Corp.	1,277	42

Standex International Corp.	819	17

Tredegar Corp.	1,510	24

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Miscellaneous Manufacturing – 2.0% continued
Trimas Corp. *†	800	$1
		917

Office Furnishings – 0.3%

Herman Miller, Inc.	3,652	54

HNI Corp. †	2,845	38

Interface, Inc., Class A	3,418	19
Knoll, Inc.	3,090	33
		144

Oil & Gas – 3.0%

Abraxas Petroleum Corp. *†	2,700	3

Alon USA Energy, Inc. †	700	7

American Oil & Gas, Inc. *†	2,400	2

APCO Argentina, Inc.	300	9

Approach Resources, Inc. *†	599	5

Arena Resources, Inc. *	2,466	65

Atlas America, Inc.	2,191	33

ATP Oil & Gas Corp. *†	1,820	12

Berry Petroleum Co., Class A †	2,782	33

Bill Barrett Corp. *†	2,370	53

BMB Munai, Inc. *†	2,400	3

BPZ Energy, Inc. *†	3,824	24

Brigham Exploration Co. *	2,900	9

Bronco Drilling Co., Inc. *	1,700	11

Callon Petroleum Co. *	1,400	3

Cano Petroleum, Inc. *†	3,100	2

Carrizo Oil & Gas, Inc. *†	1,777	37

Cheniere Energy, Inc. *†	3,100	10

Clayton Williams Energy, Inc. *†	352	16

Comstock Resources, Inc. *	2,953	124

Concho Resources, Inc. *	3,596	85

Contango Oil & Gas Co. *	839	44

CVR Energy, Inc. *†	1,500	5

Delek US Holdings, Inc.	900	5

Delta Petroleum Corp. *†	4,063	23

Double Eagle Petroleum Co. *	500	3

Endeavour International Corp. *	7,300	5

Energy Partners Ltd. *	2,056	7

Energy XXI Bermuda Ltd.	7,700	8

EXCO Resources, Inc. *†	9,694	74

FX Energy, Inc. *†	2,600	9

Gasco Energy, Inc. *†	6,000	4

GeoGlobal Resources, Inc. *†	2,400	4

GeoMet, Inc. *	1,246	3

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Oil & Gas – 3.0% continued

Georesources, Inc. *	400	$3

GMX Resources, Inc. *†	1,087	31

Goodrich Petroleum Corp. *†	1,486	54

Gran Tierra Energy, Inc. *†	14,264	39

Grey Wolf, Inc. *	11,642	64

Gulfport Energy Corp. *†	1,700	8

Harvest Natural Resources, Inc. *†	2,287	15

Houston American Energy Corp.	1,000	3

McMoRan Exploration Co. *†	3,906	44

Meridian Resource Corp. *	4,991	5

Northern Oil And Gas, Inc. *†	1,300	5

Oilsands Quest, Inc. *†	11,200	12

Panhandle Royalty Co., Class A	500	12

Parallel Petroleum Corp. *†	2,608	8

Parker Drilling Co. *	7,189	22

Penn Virginia Corp.	2,700	81

Petroleum Development Corp. *	959	18

Petroquest Energy, Inc. *†	2,800	20

Pioneer Drilling Co. *	3,200	23

PrimeEnergy Corp. *	52	3

Quest Resource Corp. *†	1,800	1

RAM Energy Resources, Inc. *†	2,300	3

Rex Energy Corp. *†	1,100	7

Rosetta Resources, Inc. *	3,298	25

Stone Energy Corp. *†	2,066	34

Sulphco, Inc. *†	3,400	5

Swift Energy Co. *†	1,991	43

Toreador Resources Corp. *†	1,031	5

Tri-Valley Corp. *†	1,400	5

TXCO Resources, Inc. *†	2,200	7

Vaalco Energy, Inc. *	3,800	24

Venoco, Inc. *	1,329	4

Warren Resources, Inc. *	3,761	12

Western Refining, Inc. †	1,900	14
		1,399

Oil & Gas Services – 1.0%

Allis-Chalmers Energy, Inc. *†	1,739	11

Basic Energy Services, Inc. *	2,600	30

Bolt Technology Corp. *†	500	4

Cal Dive International, Inc. *†	2,854	17

CARBO Ceramics, Inc. †	1,341	64

Complete Production Services, Inc.	3,100	25

Dawson Geophysical Co. *†	500	10

Dril-Quip, Inc.*	2,023	40

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Oil & Gas Services – 1.0% continued

Flotek Industries, Inc. *†	1,400	$4

Geokinetics, Inc. *	300	1

Gulf Island Fabrication, Inc.	796	11

Hornbeck Offshore Services, Inc. *†	1,523	26

ION Geophysical Corp. *	5,392	16

Lufkin Industries, Inc.	967	48

Matrix Service Co. *†	1,700	13

Mitcham Industries, Inc. *†	600	3

NATCO Group, Inc., Class A *†	1,300	24

Natural Gas Services Group, Inc. *†	800	8

Newpark Resources, Inc. *	5,696	26

RPC, Inc. †	1,855	16

Superior Well Services, Inc. *†	1,052	11

T-3 Energy Services, Inc. *	800	11

Trico Marine Services, Inc. *†	800	3

Union Drilling, Inc. *†	880	6

Willbros Group, Inc. *†	2,536	21
		449

Packaging & Containers – 0.4%

AEP Industries, Inc. *†	400	8

Bway Holding Co. *	500	3

Graphic Packaging Holding Co. *†	9,200	15

Rock-Tenn Co., Class A	2,491	84

Silgan Holdings, Inc.	1,648	75
		185

Pharmaceuticals – 3.1%

Acadia Pharmaceuticals, Inc. *†	2,100	3

Acura Pharmaceuticals, Inc. *†	500	4

Adolor Corp. *†	3,000	6

Akorn, Inc. *†	3,700	6

Alexza Pharmaceuticals, Inc. *†	1,500	3

Alkermes, Inc. *	6,143	45

Allos Therapeutics, Inc. *	3,400	24

Alpharma, Inc., Class A *†	2,857	103

Amicus Therapeutics, Inc. *†	300	3

Ardea Biosciences, Inc. *†	700	6

Array Biopharma, Inc. *	3,100	12

Auxilium Pharmaceuticals, Inc. *†	2,679	58

Biodel, Inc. *†	700	2

BioForm Medical, Inc. *†	1,418	2

Cadence Pharmaceuticals, Inc. *†	1,344	9

Caraco Pharmaceutical Laboratories Ltd. *	697	3

Catalyst Health Solutions, Inc. *	2,155	49

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Pharmaceuticals – 3.1 % continued

China Sky One Medical, Inc. *†	500	$5

CV Therapeutics, Inc. *†	3,907	35

Cypress Bioscience, Inc. *†	2,400	13

Cytori Therapeutics, Inc. *	1,300	3

Depomed, Inc. *†	3,100	5

Durect Corp. *†	5,266	22

Dyax Corp. *†	3,700	10

Idenix Pharmaceuticals, Inc. *†	1,600	9

I-Flow Corp. *†	1,369	5

Indevus Pharmaceuticals, Inc. *†	5,000	13

Inspire Pharmaceuticals, Inc. *	2,700	10

Isis Pharmaceuticals, Inc. *†	5,861	67

Javelin Pharmaceuticals, Inc. *†	3,200	3

Jazz Pharmaceuticals, Inc. *†	500	1

KV Pharmaceutical Co., Class A *†	2,119	10

Mannatech, Inc. †	900	2

MannKind Corp. *†	3,337	11

MAP Pharmaceuticals, Inc. *	500	2

Medarex, Inc. *	8,195	41

Medicis Pharmaceutical Corp., Class A	3,674	45

Medivation, Inc. *†	1,630	24

MiddleBrook Pharmaceuticals, Inc. *†	2,300	3

Nabi Biopharmaceuticals *†	3,312	13

Nektar Therapeutics *	5,900	28

Neogen Corp. *†	900	20

Neurocrine Biosciences, Inc. *	2,502	8

Noven Pharmaceuticals, Inc. *†	1,562	18

Obagi Medical Products, Inc. *†	1,200	8

Omega Protein Corp. *	1,200	5

Onyx Pharmaceuticals, Inc. *†	3,609	101

Opko Health, Inc. *†	3,100	5

Optimer Pharmaceuticals, Inc. *	1,600	13

Orexigen Therapeutics, Inc. *†	1,300	9

Osiris Therapeutics, Inc. *†	1,000	19

Pain Therapeutics, Inc. *†	2,201	19

Par Pharmaceutical Cos., Inc. *	2,200	26

Pharmasset, Inc. *†	1,100	18

PharMerica Corp. *†	1,935	32

Pozen, Inc. *†	1,642	11

Progenics Pharmaceuticals, Inc. *†	1,686	16

Questcor Pharmaceuticals, Inc. *	3,500	30

Rigel Pharmaceuticals, Inc. *	2,330	17

Salix Pharmaceuticals Ltd. *†	3,047	25

Savient Pharmaceuticals, Inc. *†	3,448	13

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Pharmaceuticals – 3.1 % continued

Schiff Nutrition International, Inc. *	600	$4

Sucampo Pharmaceuticals, Inc. *	600	4

Synta Pharmaceuticals Corp. *†	1,100	6

Synutra International, Inc. *†	700	8

Targacept, Inc. *†	1,200	3

Theravance, Inc. *†	3,300	22

USANA Health Sciences, Inc. *†	472	14

Valeant Pharmaceuticals International *†	4,533	88

Viropharma, Inc. *	4,546	51

Vivus, Inc. *†	4,387	26

Xenoport, Inc. *	1,635	51
		1,408

Pipelines – 0.0%

Crosstex Energy, Inc. †	2,561	11

Real Estate – 0.2%

Avatar Holdings, Inc. *	389	11

Consolidated-Tomoka Land Co. of Florida †	335	12

Forestar Real Estate Group, Inc. *†	2,300	11

FX Real Estate and Entertainment, Inc. *†	440	–

Grubb & Ellis Co. †	2,300	3

Hilltop Holdings, Inc. *	2,905	28

Meruelo Maddux Properties, Inc. *†	2,500	1

Stratus Properties, Inc. *†	400	7

Thomas Properties Group, Inc. †	1,500	3

United Capital Corp. *†	100	2
		78

Real Estate Investment Trusts – 5.3%

Acadia Realty Trust †	2,107	29

Agree Realty Corp. †	485	7

Alexander’s, Inc.	127	27

American Campus Communities, Inc.	2,765	62

American Capital Agency Corp. †	600	12

Anthracite Capital, Inc. †	3,667	11

Anworth Mortgage Asset Corp.	5,316	34

Arbor Realty Trust, Inc. †	900	2

Ashford Hospitality Trust, Inc. †	7,600	12

Associated Estates Realty Corp.	900	8

BioMed Realty Trust, Inc.	5,269	49

Capital Lease Funding, Inc.	2,900	6

Capital Trust, Inc. of New York, Class A †	1,100	5

Capstead Mortgage Corp.	3,582	38

Care Investment Trust, Inc.	900	8

Cedar Shopping Centers, Inc. †	2,500	12

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Real Estate Investment Trusts – 5.3% continued

Chimera Investment Corp.	2,185	$7

Cogdell Spencer, Inc. †	700	6

Colonial Properties Trust †	3,000	17

Corporate Office Properties Trust †	2,721	81

Cousins Properties, Inc. †	3,000	32

DCT Industrial Trust, Inc. †	11,257	50

DiamondRock Hospitality Co.	6,000	22

DuPont Fabros Technology, Inc.	727	2

EastGroup Properties, Inc. †	1,574	51

Education Realty Trust, Inc.	1,790	8

Entertainment Properties Trust	2,129	52

Equity Lifestyle Properties, Inc.	1,336	46

Equity One, Inc. †	2,126	35

Extra Space Storage, Inc.	5,071	45

FelCor Lodging Trust, Inc.	3,974	7

First Industrial Realty Trust, Inc. †	2,934	25

First Potomac Realty Trust	1,600	13

Franklin Street Properties Corp. †	3,822	48

Getty Realty Corp.	1,076	20

Glimcher Realty Trust †	2,478	6

Gramercy Capital Corp. of New York †	2,619	3

Hatteras Financial Corp.	700	18

Healthcare Realty Trust, Inc. †	3,832	73

Hersha Hospitality Trust	2,952	10

Highwoods Properties, Inc. †	4,141	99

Home Properties, Inc. †	2,067	81

Inland Real Estate Corp. †	3,700	41

Investors Real Estate Trust †	3,636	36

JER Investors Trust, Inc. †	1,499	2

Kite Realty Group Trust	1,300	5

LaSalle Hotel Properties †	2,614	23

Lexington Realty Trust †	3,237	16

LTC Properties, Inc.	1,456	28

Maguire Properties, Inc. †	2,500	5

Medical Properties Trust, Inc. †	4,205	26

MFA Mortgage Investments, Inc.	12,654	78

Mid-America Apartment Communities, Inc. †	1,719	64

Mission West Properties	1,300	10

Monmouth Reit, Class A	1,300	9

National Health Investors, Inc.	1,434	32

National Retail Properties, Inc.	5,179	69

Newcastle Investment Corp. †	3,433	6

NorthStar Realty Finance Corp. †	3,536	12

OMEGA Healthcare Investors, Inc.	5,347	71

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Real Estate Investment Trusts – 5.3% continued

One Liberty Properties, Inc. †	500	$5

Parkway Properties, Inc. of Maryland	956	13

Pennsylvania Real Estate Investment Trust †	2,186	10

Post Properties, Inc. †	2,882	45

PS Business Parks, Inc.	1,001	48

RAIT Financial Trust †	3,932	9

Ramco-Gershenson Properties	1,060	5

Realty Income Corp. †	6,582	133

Redwood Trust, Inc. †	2,135	28

Resource Capital Corp. †	1,300	4

Saul Centers, Inc. †	607	21

Senior Housing Properties Trust	7,443	104

Sovran Self Storage, Inc. †	1,383	38

Strategic Hotels & Resorts, Inc. †	4,687	5

Sun Communities, Inc.	996	11

Sunstone Hotel Investors, Inc.	3,264	16

Tanger Factory Outlet Centers, Inc. †	2,060	75

Universal Health Realty Income Trust †	764	24

Urstadt Biddle Properties, Inc., Class A	1,317	21

U-Store-It Trust	3,210	18

Washington Real Estate Investment Trust	3,225	85

Winthrop Realty Trust †	3,600	8
		2,438

Retail – 4.3%

99 Cents Only Stores *†	3,069	33

Aeropostale, Inc. *	4,341	66

AFC Enterprises *	1,600	6

America’s Car-Mart, Inc. *	700	7

Asbury Automotive Group, Inc.	2,012	10

Bebe Stores, Inc. †	2,500	15

Big 5 Sporting Goods Corp.	1,391	5

BJ’s Restaurants, Inc. *†	1,106	11

Blockbuster, Inc., Class A *†	11,300	13

Bob Evans Farms, Inc.	2,004	34

Borders Group, Inc.	3,900	4

Brown Shoe Co., Inc.	2,744	15

Buckle (The), Inc. †	1,510	28

Buffalo Wild Wings, Inc. *†	1,166	27

Build-A-Bear Workshop, Inc. *	1,100	5

Cabela’s, Inc. *†	2,500	16

Cache, Inc. *	762	2

California Pizza Kitchen, Inc. *†	1,341	10

Casey’s General Stores, Inc.	3,296	98

Cash America International, Inc.	1,891	51

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Retail – 4.3% continued

Casual Male Retail Group, Inc. *	2,373	$2

Cato (The) Corp., Class A	1,806	25

CBRL Group, Inc. †	1,460	28

CEC Entertainment, Inc. *	1,330	23

Charlotte Russe Holding, Inc. *	1,310	7

Charming Shoppes, Inc. *	7,223	11

Cheesecake Factory (The), Inc. *	3,918	29

Chico’s FAS, Inc. *	11,502	29

Children’s Place Retail Stores (The), Inc. *	1,507	35

Christopher & Banks Corp. †	2,260	8

Citi Trends, Inc. *	900	11

CKE Restaurants, Inc.	3,344	24

Coldwater Creek, Inc. *†	3,600	7

Collective Brands, Inc. *†	4,164	32

Conn’s, Inc. *†	600	4

Denny’s Corp. *†	6,100	11

Dillard’s, Inc., Class A †	3,700	14

DineEquity, Inc. †	1,167	15

Domino’s Pizza, Inc. *	2,461	9

Dress Barn, Inc. *†	2,812	22

DSW, Inc., Class A *†	836	8

Einstein Noah Restaurant Group, Inc. *	300	1

Ezcorp, Inc., Class A *	2,500	41

Finish Line (The), Inc., Class A	2,786	15

First Cash Financial Services, Inc. *†	1,300	20

Fred’s, Inc., Class A	2,588	30

Fuqi International, Inc. *†	600	4

Gaiam, Inc., Class A *†	1,200	6

Genesco, Inc. *	1,254	17

Group 1 Automotive, Inc. †	1,487	16

Gymboree Corp. *	1,859	47

Haverty Furniture Cos., Inc. †	1,140	10

hhgregg, Inc. *†	800	5

Hibbett Sports, Inc. *†	1,861	26

HOT Topic, Inc. *	2,845	23

J Crew Group, Inc. *†	2,759	28

Jack in the Box, Inc. *	3,826	67

Jo-Ann Stores, Inc. *	1,623	23

Jos. A. Bank Clothiers, Inc. *†	1,183	23

Kenneth Cole Productions, Inc., Class A †	571	5

Krispy Kreme Doughnuts, Inc. *†	3,600	9

Landry’s Restaurants, Inc. †	720	8

Luby’s, Inc. *	1,400	6

Lululemon Athletica, Inc.*†	1,139	11

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Retail – 4.3% continued

Lumber Liquidators, Inc. *†	600	$6

MarineMax, Inc. *†	1,019	3

Men’s Wearhouse, Inc. †	3,365	36

New York & Co., Inc. *†	1,500	3

Nu Skin Enterprises, Inc., Class A	3,164	34

O’Charleys, Inc. †	1,136	2

P.F. Chang’s China Bistro, Inc. *†	1,509	28

Pacific Sunwear of California, Inc. *†	4,500	7

Pantry (The), Inc. *	1,409	27

Papa John’s International, Inc. *	1,379	24

PC Connection, Inc. *	600	3

PC Mall, Inc. *	700	3

Pep Boys - Manny, Moe & Jack †	2,633	12

PetMed Express, Inc. *†	1,500	27

Pier 1 Imports, Inc. *†	5,700	5

Pricesmart, Inc.	900	12

Red Robin Gourmet Burgers, Inc. *†	1,055	13

Regis Corp.	2,729	30

Retail Ventures, Inc. *	1,800	2

Rex Stores Corp. *†	600	6

Ruby Tuesday, Inc. *	3,304	4

Rush Enterprises, Inc., Class A *	2,150	19

Ruth’s Chris Steak House *†	1,300	2

Sally Beauty Holdings, Inc. *†	6,000	26

Shoe Carnival, Inc. *†	622	6

Sonic Automotive, Inc., Class A	1,666	5

Sonic Corp. *†	3,921	33

Stage Stores, Inc.	2,469	14

Steak n Shake (The) Co. *†	1,820	8

Stein Mart, Inc. *†	1,545	2

Susser Holdings Corp. *	500	6

Syms Corp. *†	400	4

Systemax, Inc. †	700	7

Talbots, Inc. †	1,600	4

Texas Roadhouse, Inc., Class A *	3,300	18

Tractor Supply Co. *†	2,166	83

Tuesday Morning Corp. *†	1,930	2

Tween Brands, Inc. *	1,565	6

Ulta Salon Cosmetics & Fragrance, Inc. *†	1,358	10

Wendy’s/Arby’s Group, Inc., Class A †	25,773	104

Wet Seal (The), Inc., Class A *†	5,900	17

World Fuel Services Corp.	1,810	66

Zale Corp. *†	2,280	14

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Retail – 4.3% continued
Zumiez, Inc. *†	1,200	$10
		2,004

Savings & Loans – 1.7%

Abington Bancorp, Inc.	1,540	16

Anchor BanCorp Wisconsin, Inc. †	1,228	4

BankFinancial Corp. †	1,300	14

Beneficial Mutual Bancorp, Inc. *	2,100	25

Berkshire Hills Bancorp, Inc.	634	18

Brookline Bancorp, Inc.	3,687	42

Brooklyn Federal Bancorp, Inc.	200	3

Clifton Savings Bancorp, Inc. †	700	8

Danvers Bancorp, Inc. †	1,200	15

Dime Community Bancshares	1,482	20

ESSA Bancorp, Inc.	1,100	15

First Financial Holdings, Inc.	757	17

First Financial Northwest, Inc. †	1,500	14

First Niagara Financial Group, Inc.	7,702	119

First Place Financial Corp. of Ohio	1,089	5

FirstFed Financial Corp. *†	875	3

Flagstar Bancorp, Inc. †	3,373	2

Flushing Financial Corp. †	1,390	19

Fox Chase Bancorp, Inc. *	400	5

Guaranty Financial Group, Inc. *†	2,400	6

Home Federal Bancorp, Inc./ID	400	4

Investors Bancorp, Inc. *†	2,800	39

Kearny Financial Corp.	1,179	15

Meridian Interstate Bancorp, Inc. *	700	6

NASB Financial, Inc.	199	6

NewAlliance Bancshares, Inc.	7,067	97

Northfield Bancorp, Inc. †	1,232	15

Northwest Bancorp, Inc. †	1,094	23

OceanFirst Financial Corp. †	600	9

Oritani Financial Corp. *†	800	14

Provident Financial Services, Inc.	3,827	57

Provident New York Bancorp †	2,553	31

Rockville Financial, Inc.	517	7

Roma Financial Corp.	541	8

United Community Financial Corp. of Ohio	1,657	3

United Financial Bancorp, Inc.	1,100	15

ViewPoint Financial Group †	662	11

Waterstone Financial, Inc. *†	409	2

Westfield Financial, Inc.	2,020	21
WSFS Financial Corp.	421	18
		771

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Semiconductors – 2.6%

Actel Corp. *	1,609	$15

Advanced Analogic Technologies, Inc. *	2,900	7

Amkor Technology, Inc. *	6,900	15

Anadigics, Inc. *†	4,000	5

Applied Micro Circuits Corp. *	4,100	15

Asyst Technologies, Inc. *†	3,191	1

ATMI, Inc. *	2,047	24

AuthenTec, Inc. *†	1,600	3

Axcelis Technologies, Inc. *†	6,553	4

Brooks Automation, Inc. *†	4,102	16

Cabot Microelectronics Corp. *	1,481	37

Cavium Networks, Inc. *†	1,900	21

Ceva, Inc. *	1,300	10

Cirrus Logic, Inc. *	4,108	17

Cohu, Inc.	1,505	17

Diodes, Inc. *	1,889	9

DSP Group, Inc. *†	1,583	9

EMCORE Corp. *†	4,700	9

Emulex Corp. *	5,400	38

Entegris, Inc. *	7,248	10

Entropic Communications, Inc. *	500	–

Exar Corp. *	2,420	16

Formfactor, Inc. *†	3,180	43

Hittite Microwave Corp. *†	1,300	38

IXYS Corp. †	1,527	11

Kopin Corp. *†	4,400	9

Kulicke & Soffa Industries, Inc. *†	3,431	5

Lattice Semiconductor Corp. *†	7,367	11

LTX-Credence Corp. *†	7,982	3

Macrovision Solutions Corp. *†	5,368	63

Mattson Technology, Inc. *†	3,221	6

Micrel, Inc.	3,215	24

Microsemi Corp. *	5,109	100

Microtune, Inc. *	3,477	8

MIPS Technologies, Inc. *	2,800	4

MKS Instruments, Inc. *†	3,184	46

Monolithic Power Systems, Inc. *	1,700	16

Netlogic Microsystems, Inc. *†	1,122	21

Omnivision Technologies, Inc. *	3,286	20

Pericom Semiconductor Corp. *	1,441	8

Photronics, Inc. *†	2,679	1

PLX Technology, Inc. *	1,800	4

PMC-Sierra, Inc. *†	14,210	57

Power Integrations, Inc. †	1,934	35

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Semiconductors – 2.6% continued

Rubicon Technology, Inc. *†	800	$4

Rudolph Technologies, Inc. *	1,952	6

Semitool, Inc. *	1,445	5

Semtech Corp. *	3,950	45

Sigma Designs, Inc. *†	1,724	16

Silicon Image, Inc. *†	4,700	18

Sirf Technology Holdings, Inc. *†	3,901	6

Skyworks Solutions, Inc. *	10,602	57

Spansion, Inc., Class A *	8,200	2

Standard Microsystems Corp. *	1,455	22

Supertex, Inc. *	737	15

Techwell, Inc. *†	1,000	6

Tessera Technologies, Inc. *	3,144	58

Transmeta Corp./Delaware *†	800	14

TriQuint Semiconductor, Inc. *	9,199	24

Ultra Clean Holdings *†	1,300	3

Ultratech, Inc. *	1,467	18

Veeco Instruments, Inc. *	1,990	12

Volterra Semiconductor Corp. *	1,600	12
Zoran Corp. *	3,257	24
		1,198

Software – 4.2%

Accelrys, Inc. *†	1,700	7

ACI Worldwide, Inc. *†	2,254	35

Actuate Corp. *	4,000	10

Acxiom Corp.	3,900	29

Advent Software, Inc. *†	1,101	25

Allscripts Healthcare Solutions, Inc.	3,654	28

American Reprographics Co. *	2,340	18

American Software, Inc., Class A	1,500	6

ArcSight, Inc. *	400	2

Ariba, Inc. *†	5,561	45

athenahealth, Inc. *	1,301	36

Avid Technology, Inc. *†	1,900	24

Blackbaud, Inc. †	2,850	36

Blackboard, Inc. *	2,000	49

Bottomline Technologies, Inc. *	1,400	9

Callidus Software, Inc. *†	1,900	4

CommVault Systems, Inc. *	2,750	28

Computer Programs & Systems, Inc. †	598	17

Concur Technologies, Inc. *†	2,805	77

CSG Systems International, Inc. *	2,280	38

Deltek, Inc. *†	800	4

DemandTec, Inc. *	1,300	9

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Software – 4.2% continued

Digi International, Inc. *	1,700	$16

DivX, Inc. *	1,777	9

Double-Take Software, Inc. *	1,100	9

Ebix, Inc. *†	378	10

Eclipsys Corp. *	3,553	47

Epicor Software Corp. *	3,805	16

EPIQ Systems, Inc. *†	2,315	38

Fair Isaac Corp. †	3,100	44

FalconStor Software, Inc. *	2,415	7

Guidance Software, Inc. *	600	2

infoGROUP, Inc.	2,078	8

Informatica Corp. *	5,749	80

Innerworkings, Inc. *†	2,000	11

Interactive Intelligence, Inc. *	900	7

JDA Software Group, Inc. *	1,619	21

Lawson Software, Inc. *†	8,095	32

Mantech International Corp., Class A *	1,357	74

MedAssets, Inc. *	1,145	15

MicroStrategy, Inc., Class A *†	573	20

Midway Games, Inc. *†	721	–

Monotype Imaging Holdings, Inc. *	958	5

MSC.Software Corp. *†	2,800	21

NetSuite, Inc. *†	419	4

Omnicell, Inc. *	2,100	24

Omniture, Inc. *†	4,039	40

OpenTV Corp., Class A *†	5,600	6

OPNET Technologies, Inc. *†	800	9

Parametric Technology Corp. *	7,487	87

Pegasystems, Inc.	955	11

Phase Forward, Inc. *	2,700	37

Phoenix Technologies Ltd. *†	1,800	6

Progress Software Corp. *	2,650	56

PROS Holdings, Inc. *	800	4

QAD, Inc. †	875	4

Quality Systems, Inc. †	1,145	34

Quest Software, Inc. *	4,718	63

Renaissance Learning, Inc. †	618	6

RightNow Technologies, Inc. *	1,800	14

Schawk, Inc.	996	14

Seachange International, Inc. *†	2,000	16

Smith Micro Software, Inc. *†	2,000	10

Solera Holdings, Inc. *	3,357	66

SPSS, Inc. *	1,193	29

Sybase, Inc. *	5,146	127

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Software – 4.2% continued

SynchronossTechnologies, Inc. *†	1,400	$10

SYNNEX Corp. *†	1,100	11

Take-Two Interactive Software, Inc.	5,002	61

Taleo Corp., Class A *†	1,660	11

THQ, Inc. *†	4,255	20

Trident Microsystems, Inc. *†	3,900	7

Tyler Technologies, Inc. *	2,457	31

Ultimate Software Group, Inc. *†	1,600	24

Unica Corp. *†	900	3

VeriFone Holdings, Inc. *†	4,445	18
Wind River Systems, Inc. *	4,548	38
		1,929

Storage/Warehousing – 0.1%
Mobile Mini, Inc. *†	2,254	29

Telecommunications – 4.2%

3Com Corp. *	26,196	53

Acme Packet, Inc. *†	1,790	7

Adaptec, Inc. *	7,691	22

Adtran, Inc.	3,666	52

Advanced Radio Telecom Corp. *	10,900	–

Airvana, Inc. *	1,515	7

Alaska Communications Systems Group, Inc.	2,800	27

Anaren, Inc. *†	897	10

Anixter International, Inc. *†	1,947	53

Applied Signal Technology, Inc.	800	13

Arris Group, Inc. *	7,974	57

Aruba Networks, Inc. *†	3,400	8

Atheros Communications, Inc. *†	3,855	56

Atlantic Tele-Network, Inc.	600	14

Avanex Corp. *†	860	1

BigBand Networks, Inc. *	2,100	8

Black Box Corp.	1,103	27

Bookham, Inc. *†	6,400	3

Cbeyond, Inc. *†	1,500	23

Centennial Communications Corp. *	4,300	33

Cincinnati Bell, Inc. *	15,459	27

Comtech Telecommunications Corp. *	1,574	75

Consolidated Communications Holdings, Inc.	1,528	16

CPI International, Inc. *	600	6

EMS Technologies, Inc. *	1,000	24

Extreme Networks *	7,455	16

Fairpoint Communications, Inc. †	5,690	20

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Telecommunications – 4.2% continued

FiberTower Corp. *	7,700	$4

Finisar Corp. *†	25,278	11

Foundry Networks, Inc. *	9,453	146

General Communication, Inc., Class A *†	2,919	23

GeoEye, Inc. *†	1,200	24

Global Crossing Ltd. *†	1,658	13

Globalstar, Inc. *	2,620	1

Globecomm Systems, Inc. *	1,300	7

Harmonic, Inc. *	6,005	31

Harris Stratex Networks, Inc. *	1,650	8

Hughes Communications, Inc. *†	435	8

Hungarian Telephone & Cable *	300	3

Hypercom Corp. *†	3,417	3

ICO Global Communications Holdings Ltd. *†	6,600	11

IDT Corp., Class B *	3,500	1

Infinera Corp. *†	5,921	58

InterDigital, Inc. *†	2,951	78

Iowa Telecommunications Services, Inc. †	2,100	32

iPCS, Inc. *†	1,100	8

IPG Photonics Corp. *†	1,206	16

Ixia *	2,759	17

Knology, Inc. *†	1,800	10

Loral Space & Communications, Inc. *†	700	6

Mastec, Inc. *	2,719	17

MRV Communications, Inc. *†	10,071	6

Netgear, Inc. *	2,200	27

Neutral Tandem, Inc. *	1,052	15

Nextwave Wireless, Inc. *†	3,100	–

Novatel Wireless, Inc. *	2,000	8

NTELOS Holdings Corp.	1,900	42

Oplink Communications, Inc. *†	1,342	10

Opnext, Inc. *†	1,125	2

Orbcomm, Inc. *†	2,000	4

PAETEC Holding Corp. *†	7,921	11

Parkervision, Inc. *†	1,500	5

Plantronics, Inc.	3,100	39

Polycom, Inc. *	5,682	107

Powerwave Technologies, Inc. *†	8,406	4

Preformed Line Products Co.	200	8

Premiere Global Services, Inc. *	3,979	24

RCN Corp. *	2,400	17

RF Micro Devices, Inc. *†	17,167	23

SAVVIS, Inc. *†	2,400	19

Shenandoah Telecom Co.	1,529	38

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Telecommunications – 4.2% continued

ShoreTel, Inc. *†	2,748	$12

Sonus Networks, Inc. *†	13,000	20

Starent Networks Corp. *†	1,919	19

Switch & Data Facilities Co., Inc. *†	1,261	7

Sycamore Networks, Inc. *	12,172	37

Symmetricom, Inc. *	2,929	12

Syniverse Holdings, Inc. *	3,341	33

Tekelec *†	4,177	51

TerreStar Corp. *	3,700	2

tw telecom, Inc. *†	9,557	73

USA Mobility, Inc. *	1,462	16

UTStarcom, Inc. *†	7,100	13

Viasat, Inc. *	1,591	34

Virgin Mobile USA, Inc. *†	1,911	2
Vonage Holdings Corp. *†	3,400	4
		1,938

Textiles – 0.1%

G&K Services, Inc., Class A	1,288	30
Unifirst Corp. of Massachusetts	909	25
		55

Toys Games & Hobbies – 0.3%

Jakks Pacific, Inc. *†	1,778	32

Leapfrog Enterprises, Inc. *	2,100	9

Marvel Entertainment, Inc. *†	3,177	93
RC2 Corp. *†	1,106	12
		146

Transportation – 1.9%

American Commercial Lines, Inc. *	2,288	10

Arkansas Best Corp.	1,481	39

Arlington Tankers Ltd.	800	8

Atlas Air Worldwide Holdings, Inc. *†	815	12

Bristow Group, Inc. *†	1,586	36

CAI International, Inc. *†	500	3

Celadon Group, Inc. *	1,400	11

DHT Maritime, Inc. †	2,500	13

Dynamex, Inc. *	566	10

Eagle Bulk Shipping, Inc. †	3,064	13

Forward Air Corp.	1,886	44

Genco Shipping & Trading Ltd. †	1,590	15

General Maritime Corp. †	1,700	22

Genesee & Wyoming, Inc., Class A *	1,998	61

Golar LNG Ltd.	2,200	14

Gulfmark Offshore, Inc. *	1,440	41

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.4% continued

Transportation – 1.9% continued

Heartland Express, Inc. †	3,657	$56

Horizon Lines, Inc., Class A †	1,954	8

HUB Group, Inc., Class A *	2,400	64

International Shipholding Corp.	400	9

Knight Transportation, Inc.	3,741	59

Knightsbridge Tankers Ltd. †	1,100	16

Marten Transport Ltd. *	950	18

Nordic American Tanker Shipping †	2,238	65

Old Dominion Freight Line, Inc. *	1,805	43

Pacer International, Inc.	2,246	22

Patriot Transportation Holding, Inc. *	100	7

PHI, Inc. *	900	11

Saia, Inc. *	873	8

Ship Finance International Ltd. †	2,700	32

TBS International Ltd., Class A *†	700	3

Teekay Tankers Ltd. †	893	10

Ultrapetrol Bahamas Ltd. *†	1,600	6

Universal Truckload Services, Inc. *†	400	7

Werner Enterprises, Inc. †	2,758	48
YRC Worldwide, Inc. *†	3,700	15
		859

Trucking & Leasing – 0.1%

Aircastle Ltd.	3,000	16

AMERCO, Inc. *†	600	22

Greenbrier Cos., Inc. †	1,024	8

TAL International Group, Inc.	887	10
Textainer Group Holdings Ltd.	600	6
		62

Water – 0.4%

American States Water Co. †	1,086	38

California Water Service Group	1,295	55

Connecticut Water Service, Inc. †	600	15

Consolidated Water Co., Inc. †	900	9

Middlesex Water Co. †	800	14

Pico Holdings, Inc. *	1,066	24

SJW Corp.	858	24
Southwest Water Co. †	1,618	7
		186
Total Common Stocks
(Cost $72,821)		45,850

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
PREFERRED STOCKS – 0.0%

Healthcare – Products – 0.0%

MEDIQ, Inc., Series A (1) *	135	$–
Total Preferred Stocks
(Cost$ –)		–
INVESTMENT COMPANIES – 38.8%

Kayne Anderson Energy Development Co. †	600	6

Northern Institutional Funds – Liquid Assets Portfolio (2) (3)	17,915,011	17,915
Total Investment Companies
(Cost $17,928)		17,921
OTHER–0.0%

Escrow DLB Oil & Gas (1) *	400	–

Escrow Position PetroCorp.(1) *	420	–
Total Other
(Cost $ – )		–
RIGHTS–0.0%

CSF Holdings, Inc. *	2,000	–
Total Rights
(Cost $ – )

	NUMBER OF WARRANTS	VALUE (000S)
WARRANTS–0.0%

American Satellite Network (1) *	350	$–

Greenhunter Energy, Inc. *†	30	–

Lantronix, Inc. *	152	–

Pegasus Wireless Corp., Exp. 12/08/08, Strike $4.88 (1) *	280	–
Total Warrants
(Cost $ – )		–

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.8%

Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$213	$213

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.8% continued

U.S. Treasury Bill, 1.86%, 12/4/08(4)	$180	$180
Total Short-Term Investments
(Cost $393)		393

Total Investments - 139.0%
(Cost $91,142)		64,164
Liabilities less Other Assets – (39.0)%		(18,018)
NET ASSETS-100.0%		$46,146

(1)	Security has been deemed worthless by the Northern Trust Global Investments Valuation Committee.
(2)	Investment relates to cash collateral received from portfolio securities loaned.
(3)	Investment in affiliated portfolio.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the Small Company Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
E-Mini Russell 2000	10	473	Long	12/08	$6

At November 30, 2008, the industry sectors (unaudited) for the Small Company Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.8%
Consumer Staples	4.0
Energy	5.0
Financials	22.8
Health Care	15.0
Industrials	16.4
Information Technology	16.5
Materials	3.7
Telecommunication Services	1.1
Utilities	4.7

Total	100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Small Company Index Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$63,771	$6

Level 2	393	–

Level 3	–	–

Total	$64,164	$6

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH PORTFOLIO

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.6%

Aerospace/Defense – 2.3%

Elbit Systems Ltd. †	390	$15
L-3 Communications Holdings, Inc.	256	17
		32

Banks – 5.4%

BB&T Corp. †	711	21

City National Corp. of California †	350	16

Cullen/Frost Bankers, Inc.	446	24
SunTrust Banks, Inc.	469	15
		76

Beverages – 3.0%

Central European Distribution Corp. *	828	20
Coca-Cola Femsa S.A.B de CV	647	22
		42

Biotechnology – 2.5%

Genzyme Corp. *	376	24
Myriad Genetics, Inc. *	170	10
		34

Chemicals – 3.6%

Airgas, Inc.	601	21

CF Industries Holdings, Inc.	290	15
FMC Corp.	315	14
		50

Commercial Services – 8.0%

Apollo Group, Inc., Class A *	277	21

Iron Mountain, Inc. *†	1,472	32

ITT Educational Services, Inc. *†	293	26

SAIC, Inc. *†	769	14
Western Union (The) Co.	1,357	18
		111

Computers – 1.5%

Micros Systems, Inc. *	1,255	21

Distribution/Wholesale – 3.8%

Fastenal Co. †	543	21
LKQ Corp. *†	3,080	32
		53

Diversified Financial Services – 1.6%
Lazard Ltd., Class A	705	22

Electrical Components & Equipment – 1.6%

Ametek, Inc. †	640	22

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.6% continued

Electronics – 6.2%

Amphenol Corp., Class A †	758	$17

Cogent, Inc. *†	1,331	18

Dolby Laboratories, Inc., Class A *†	792	24

Flir Systems, Inc. *†	615	19
Thermo Fisher Scientific Inc. *	215	8
		86

Engineering & Construction – 1.7%
Fluor Corp.	505	23

Environmental Control – 3.1%

Allied Waste Industries, Inc. *	1,397	15

Clean Harbors, Inc. *†	272	17
Stericycle, Inc. *	187	11
		43

Food – 1.2%
Kroger Co.	628	17

Healthcare – Products – 3.6%

Bard (C.R.), Inc.	236	19

Haemonetics Corp. of Massachusetts *†	348	20
Varian Medical Systems, Inc. *†	282	12
		51

Healthcare – Services -1.7%
Quest Diagnostics, Inc.	494	23

Home Builders – 1.5%
Pulte Homes, Inc.	2,015	21

Household Products/Wares – 1.2%
Scotts Miracle-Gro (The) Co., Class A	502	16

Internet – 1.7%
McAfee, Inc. *†	796	24

Iron/Steel – 1.0%
United States Steel Corp.	480	15

Leisure Time – 1.3%
WMS Industries, Inc. *†	711	18

Lodging – 1.5%
Choice Hotels International, Inc. †	804	20

Machinery – Diversified – 1.3%
Flowserve Corp.	368	18

Miscellaneous Manufacturing – 2.3%
Roper Industries, Inc. †	685	31

Oil & Gas – 4.9%

Cimarex Energy Co. †	512	15

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.6% continued

Oil & Gas – 4.9% continued

Helmerich & Payne, Inc.	763	$19

Noble Energy, Inc.	402	21
St. Mary Land & Exploration Co. †	634	13
		68

Oil & Gas Services – 3.6%

Cameron International Corp. *	870	19

National-Oilwell Varco, Inc. *	750	21
Smith International, Inc.	379	11
		51

Packaging & Containers – 1.1%

Rock-Tenn Co., Class A †	464	16

Pharmaceuticals – 4.0%

Cephalon, Inc. *†	247	18

Express Scripts, Inc. *	402	23
Perrigo Co. †	408	14
		55

Retail – 9.1%

Advance Auto Parts, Inc.	833	25

Burger King Holdings, Inc. †	1,041	22

Copart, Inc. *	783	21

Dollar Tree, Inc. *	437	19

Ross Stores, Inc.	731	19
Tractor Supply Co. * †	508	20
		126

Savings & Loans – 1.6%
People’s United Financial, Inc. †	1,178	22

Semiconductors – 3.4%

Altera Corp. †	1,097	16

Microchip Technology, Inc. †	492	9
Xilinx, Inc. †	1,313	22
		47

Software – 3.7%

Activision Blizzard, Inc. *	1,960	23

Ansys, Inc. *†	443	13

Quality Systems, Inc. †	500	15

		51

Telecommunications – 2.1%
NII Holdings, Inc. *	1,495	29

Toys Games & Hobbies – 0.9%

Hasbro, Inc.	482	13

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 99.6% continued

Transportation – 2.6%

CSX Corp.	348	$13
Hunt (J.B.) Transport Services, Inc.	846	23
		36
Total Common Stocks
(Cost $1,433)		1,383

INVESTMENT COMPANIES – 37.1%

Northern Institutional Funds- Liquid Assets Portfolio (1)(2)	515,798	516
Total Investment Companies
(Cost $516)		516

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 1.1%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$15	$15
Total Short-Term Investments
(Cost $15)		15

Total Investments-137.8%
(Cost $1,964)		1,914

Liabilities less Other Assets – (37.8)%		(525)
NET ASSETS – 100.0%		$1,389

(1)	Investment relates to cash collateral received from portfolio securities loaned.
(2)	Investment in affiliated portfolio.
*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH PORTFOLIO continued	NOVEMBER 30, 2008

At November 30, 2008, the industry sectors (unaudited) for the Mid Cap Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	18.6%
Consumer Staples	4.3
Energy	8.6
Financials	8.7
Health Care	12.4
Industrials	20.0
Information Technology	18.3
Materials	7.0
Telecommunication Services	2.1

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Mid Cap Growth Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$1,899	$–

Level 2	15	–

Level 3	–	–

Total	$1,914	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FOCUSED GROWTH PORTFOLIO	NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.5%

Aerospace/Defense – 2.1%
Lockheed Martin Corp.	14,500	$1,118

Agriculture – 3.3%
Philip Morris International, Inc.	41,300	1,741

Biotechnology – 3.7%

Amgen, Inc. *	10,900	605
Gilead Sciences, Inc. *	30,425	1,363
		1,968

Chemicals – 2.4%

FMC Corp.	15,375	672

Monsanto Co.	3,205	254
Mosaic (The) Co.	10,200	309
		1,235

Computers – 7.8%

Accenture Ltd., Class A	20,960	650

Apple, Inc. *	11,010	1,020

EMC Corp. of Massachusetts *	25,800	273

Hewlett-Packard Co.	30,105	1,062
IBM Corp.	13,495	1,101
		4,106

Diversified Financial Services – 0.5%
Franklin Resources, Inc.	4,600	279

Engineering & Construction – 1.5%
Fluor Corp.	16,925	771

Food – 4.6%

Heinz (H.J.) Co.	14,800	575

Kroger Co.	44,565	1,232
Sysco Corp.	26,900	631
		2,438

Healthcare - Products – 4.1%

Baxter International, Inc.	21,090	1,115

Johnson & Johnson	13,515	792
St. Jude Medical, Inc. *	9,050	254
		2,161

Household Products/Wares – 3.6%

Clorox Co. †	15,600	923
Kimberly-Clark Corp.	16,700	965
		1,888

Insurance – 3.4%

AON Corp.	25,100	1,137

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.5% continued

Insurance – 3.4% continued
W.R. Berkley Corp.	23,400	$665
		1,802

Internet – 0.5%
Google, Inc., Class A *	950	278

Machinery - Diversified – 0.6%
Cummins, Inc.	12,900	330

Media – 2.1%
DIRECTV Group (The), Inc. *†	49,700	1,094

Mining – 1.3%
Goldcorp, Inc. †	26,000	701

Oil & Gas – 9.9%

Anadarko Petroleum Corp.	16,800	690

Devon Energy Corp.	10,500	760

Exxon Mobil Corp.	18,500	1,483

Hess Corp.	5,765	311

Noble Energy, Inc.	13,200	690
Occidental Petroleum Corp.	23,230	1,258
		5,192

Oil & Gas Services – 1.2%

Cameron International Corp. *	13,460	284
National-Oilwell Varco, Inc. *	12,800	362
		646

Pharmaceuticals – 7.0%

Abbott Laboratories	36,415	1,908

Cephalon, Inc. *†	9,900	727

Express Scripts, Inc. *	7,300	420
Merck & Co., Inc.	23,500	628
		3,683

Retail – 11.6%

Dollar Tree, Inc. *†	13,600	576

Gap (The), Inc.	36,100	470

McDonald’s Corp.	26,540	1,559

Sherwin-Williams (The) Co. †	18,600	1,096

TJX Cos., Inc.	15,200	347
Wal-Mart Stores, Inc.	36,560	2,043
		6,091

Semiconductors – 3.9%

Altera Corp. †	52,100	766

Broadcom Corp., Class A *	33,600	515
Intel Corp.	57,320	791
		2,072

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

FOCUSED GROWTH PORTFOLIO continued	NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 93.5% continued

Software – 9.8%

Adobe Systems, Inc. *	28,765	$666

Check Point Software Technologies *†	41,100	847

Intuit, Inc. *	15,700	348

Microsoft Corp.	96,370	1,949

Oracle Corp. *	60,030	966
SAPA.G. ADR †	11,400	389
		5,165

Telecommunications – 3.2%

Cisco Systems, Inc. *	69,995	1,158
QUALCOMM, Inc.	15,800	530
		1,688

Transportation – 5.4%

C.H. Robinson Worldwide, Inc.	16,315	834

CSX Corp.	7,700	287

Hunt (J.B.) Transport Services, Inc.	27,495	737
Union Pacific Corp.	19,490	975
		2,833
Total Common Stocks
(Cost $59,953)		49,280

INVESTMENT COMPANIES – 11.5%
Northern Institutional Funds- Liquid Assets Portfolio (1)(2)	6,087,448	6,088
Total Investment Companies
(Cost $6,088)		6,088

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 6.2%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$3,241	$3,241
Total Short-Term Investments
(Cost $3,241)		3,241
Total Investments – 111.2%
(Cost $69,282)		58,609
Liabilities less Other Assets-(11.2)%		(5,884)
NET ASSETS – 100.0%		$52,725

(1)	Investment relates to cash collateral received from portfolio securities loaned.
(2)	Investment in affiliated portfolio.
*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the industry sectors (unaudited) for the Focused Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.4%
Consumer Staples	16.5
Energy	11.9
Financials	4.2
Health Care	15.9
Industrials	10.3
Information Technology	26.9
Materials	3.9

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Focused Growth Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$55,368	$–

Level 2	3,241	–

Level 3	–	–

Total	$58,609	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

DIVERSIFIED GROWTH PORTFOLIO	NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.8%

Advertising – 0.4%
Focus Media Holding Ltd. ADR *†	23,193	$173

Aerospace/Defense – 3.6%

L-3 Communications Holdings, Inc.	4,069	273

Lockheed Martin Corp.	5,231	403

Northrop Grumman Corp.	8,575	351
Raytheon Co.	9,621	470
		1,497

Apparel – 1.0%
NIKE, Inc., Class B	7,644	407

Banks – 8.6%

Bank of America Corp.	20,160	328

Citigroup, Inc.	24,675	204

Cullen/Frost Bankers, Inc.	4,986	270

Goldman Sachs Group (The), Inc.	6,504	514

JPMorgan Chase & Co.	28,257	895

Morgan Stanley	18,957	280

SunTrust Banks, Inc.	12,213	387
Wells Fargo & Co.	22,988	664
		3,542

Beverages – 1.0%

Dr Pepper Snapple Group, Inc. *	11,300	182
Pepsi Bottling Group, Inc. †	13,047	236
		418

Biotechnology – 2.4%

Amgen, Inc. *	13,796	766
Genentech, Inc. *	2,971	228
		994

Chemicals – 0.6%
Air Products & Chemicals, Inc.	4,843	231

Commercial Services – 0.8%
McKesson Corp.	9,109	318

Computers – 5.9%

Accenture Ltd., Class A	7,413	230

Dell, Inc. *	11,940	133

Hewlett-Packard Co.	21,200	748

IBM Corp.	15,226	1,243
Micros Systems, Inc. *	4,813	80
		2,434

Cosmetics/Personal Care – 4.1%

Colgate-Palmolive Co.	4,151	270

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.8% continued

Cosmetics/Personal Care – 4.1 % continued
Procter & Gamble Co.	21,797	$1,403
		1,673

Diversified Financial Services – 1.6%

Discover Financial Services †	22,638	232

Fannie Mae	70,353	82
Lazard Ltd., Class A	11,434	357
		671

Electric – 3.0%

Entergy Corp.	4,161	354

FPL Group, Inc.	7,381	360
NRG Energy, Inc. *†	22,507	533
		1,247

Environmental Control – 1.0%
Waste Management, Inc.	14,579	426

Food – 3.8%

General Mills, Inc.	14,052	888

JM Smucker (The) Co.	1	–
Kroger Co.	24,548	679
		1,567

Healthcare – Products – 4.5%

Covidien Ltd.	18,257	673
Johnson & Johnson	19,879	1,164
		1,837

Healthcare - Services – 0.5%

CIGNA Corp.	14,099	171
Tenet Healthcare Corp. *†	44,898	54
		225

Home Builders – 0.7%
Pulte Homes, Inc. †	25,773	275

Insurance – 4.9%

ACE Ltd.	14,409	753

Allstate (The) Corp.	7,968	203

Conseco, Inc. *†	87,807	296

Metlife, Inc.†	15,442	444
Unum Group	22,475	335
		2,031

Internet – 0.7%
eBay, Inc. *	20,903	274

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED GROWTH PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 98.8% continued

Iron/Steel – 0.4%
United States Steel Corp.	5,163	$157

Machinery – Diversified – 0.8%
Cummins, Inc.	12,407	317

Media – 1.6%

Disney (The Walt) Co.	16,924	381
Time Warner, Inc.	32,157	291
		672

Mining – 1.3%

Cia Vale do Rio Doce ADR †	24,483	292
Southern Copper Corp. †	17,776	245
		537

Miscellaneous Manufacturing – 3.0%

Dover Corp.	8,123	242

General Electric Co.	42,365	727
Parker Hannifin Corp.	6,347	261
		1,230

Oil & Gas – 13.3%

Chevron Corp.	18,352	1,450

ENSCO International, Inc.	11,895	386

Exxon Mobil Corp.	23,481	1,882

Noble Corp.	15,504	415

Occidental Petroleum Corp.	11,233	608

Petroleo Brasileiro S.A. ADR	12,307	258

Talisman Energy, Inc. †	22,923	212
Valero Energy Corp.	14,101	259
		5,470

Pharmaceuticals – 5.6%

Cephalon, Inc. *†	4,079	300

Forest Laboratories, Inc. *	14,508	351

Lilly (Eli) & Co.	15,469	528

Pfizer, Inc.	39,554	650
Teva Pharmaceutical Industries Ltd. ADR †	11,009	475
		2,304

Retail – 9.6%

Aeropostale, Inc. *	14,788	223

Best Buy Co., Inc. †	13,177	273

GameStop Corp., Class A *†	6,784	148

Gap (The), Inc.	33,275	433

McDonald’s Corp.	14,770	868

TJX Cos., Inc.	20,718	473

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS - 98.8% continued

Retail – 9.6% continued
Wal-Mart Stores, Inc.	27,339	$1,528
		3,946

Semiconductors – 2.6%

Intel Corp.	53,546	739

National Semiconductor Corp.	12,926	142
Texas Instruments, Inc.	12,820	200
		1,081

Software – 5.5%

BMC Software, Inc. *	17,691	442

CA, Inc.	23,128	389

Microsoft Corp.	52,558	1,063
Oracle Corp. *	23,426	377
		2,271

Telecommunications – 5.5%

AT&T, Inc.	16,402	468

Cisco Systems, Inc. *	26,738	442

Embarq Corp.	11,022	360

Nokia OYJ ADR	26,228	372

Qwest Communications International, Inc. †	82,257	263
Verizon Communications, Inc.	10,628	347
		2,252

Transportation – 0.5%

Burlington Northern Santa Fe Corp.	2,481	190
Total Common Stocks
(Cost $56,040)		40,667

INVESTMENT COMPANIES – 10.1%

Northern Institutional Funds – Liquid Assets Portfolio (1)(2)	4,174,621	4,175
Total Investment Companies
(Cost $4,175)		4,175

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 1.6%
Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$651	$651
Total Short-Term Investments
(Cost $651)		651

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF CONTRACTS	VALUE (000S)
OPTIONS – 0.0%

Lehman Brothers Holdings, Inc./ January 16, 2010/20.00	75	$ –
Lehman Brothers Holdings, Inc./ January 16, 2010/22.50	118	–
Total Options
(Premium Paid $92)		–

Total Investments – 110.5%
(Cost $60,958)		45,493
Liabilities less Other Assets - (10.5)%		(4,312)
NET ASSETS - 100.0%		$41,181

(1)	Investment relates to cash collateral received from portfolio securities loaned.
(2)	Investment in affiliated portfolio.
*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the industry sectors (unaudited) for the Diversified Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.7%
Consumer Staples	12.8
Energy	13.5
Financials	15.4
Health Care	14.0
Industrials	9.0
Information Technology	16.7
Materials	2.3
Telecommunication Services	3.5
Utilities	3.1

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Diversified Growth Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$44,842	$–

Level 2	651	–

Level 3	–	–

Total	$45,493	$–

* Other financial instruments include futures, options and forwards, if applicable.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8%

Advertising – 0.1%

Interpublic Group of Cos. (The), Inc. *†	26,012	$106
Omnicom Group, Inc.	16,498	467
		573

Aerospace/Defense – 2.2%

Boeing Co.	39,463	1,682

General Dynamics Corp.	21,898	1,132

Goodrich Corp.	6,326	212

L-3 Communications Holdings, Inc.	6,300	423

Lockheed Martin Corp.	16,984	1,310

Northrop Grumman Corp.	17,606	721

Raytheon Co.	21,204	1,035

Rockwell Collins, Inc. †	8,282	282
United Technologies Corp.	49,628	2,408
		9,205

Agriculture – 2.1%

Altria Group, Inc.	104,956	1,688

Archer-Daniels-Midland Co.	34,606	947

Lorillard, Inc.	9,525	576

Philip Morris International, Inc.	109,656	4,623

Reynolds American, Inc. †	8,826	362
UST, Inc. †	7,634	525
		8,721

Airlines – 0.1%

Southwest Airlines Co.	37,430	324

Apparel – 0.4%

Coach, Inc. *	17,200	308

Jones Apparel Group, Inc. †	5,340	27

NIKE, Inc., Class B	20,868	1,111

Polo Ralph Lauren Corp. †	3,000	130
VF Corp.	4,436	232
		1,808

Auto Manufacturers – 0.2%

Ford Motor Co. *†	115,522	311

General Motors Corp. †	30,533	160
PACCAR, Inc. †	19,844	553
		1,024

Auto Parts & Equipment – 0.1%

Goodyear Tire & Rubber (The) Co. *	11,512	74
Johnson Controls, Inc.	30,534	539
		613

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Banks – 7.8%

Bank of America Corp.	261,151	$4,244

Bank of New York Mellon (The) Corp.	61,361	1,854

BB&T Corp. †	28,200	845

Capital One Financial Corp.	19,319	665

Citigroup, Inc.	287,182	2,381

Comerica, Inc. †	7,859	177

Fifth Third Bancorp †	30,956	296

First Horizon National Corp. †	7,185	77

First Horizon National Corp. – Fractional Shares *	44,778	–

Goldman Sachs Group (The), Inc.	22,153	1,750

Huntington Bancshares, Inc. of Ohio †	20,709	166

JPMorgan Chase & Co.	192,382	6,091

KeyCorp †	25,007	234

M&T Bank Corp. †	3,900	250

Marshall & Ilsley Corp. †	13,254	205

Morgan Stanley	60,230	888

National City Corp.	109,020	219

Northern Trust Corp. (1)	11,500	528

PNC Financial Services Group, Inc.	18,968	1,001

Regions Financial Corp. †	37,450	381

State Street Corp.	23,421	986

SunTrust Banks, Inc. †	18,056	573

U.S. Bancorp	90,802	2,450

Wachovia Corp.	110,204	619

Wells Fargo & Co.	198,346	5,730
Zions Bancorporation †	5,790	185
		32,795

Beverages – 2.6%

Brown-Forman Corp., Class B †	4,937	217

Coca-Cola (The) Co.	105,613	4,950

Coca-Cola Enterprises, Inc. †	14,813	136

Constellation Brands, Inc., Class A *	11,000	140

Dr Pepper Snapple Group, Inc. *	13,200	213

Molson Coors Brewing Co., Class B	7,492	333

Pepsi Bottling Group, Inc.	7,871	143
PepsiCo, Inc.	83,229	4,719
		10,851

Biotechnology – 2.0%

Amgen, Inc. *	55,427	3,078

Biogen Idec, Inc. *	15,883	672

Celgene Corp. *	23,000	1,198

Genzyme Corp. *	14,457	925

Gilead Sciences, Inc. *	48,196	2,159

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Biotechnology – 2.0% continued

Life Technologies Corp. *	4,550	$119
Millipore Corp. *†	2,878	146
		8,297

Building Materials – 0.0%
Masco Corp.	18,788	180

Chemicals – 1.9%

Air Products & Chemicals, Inc.	10,864	519

CF Industries Holdings, Inc. †	2,900	153

Dow Chemical (The) Co.	47,971	890

du Pont (E.I.) de Nemours & Co.	46,451	1,164

Eastman Chemical Co. †	4,090	134

Ecolab, Inc.	9,008	346

International Flavors & Fragrances, Inc. †	4,384	134

Monsanto Co.	29,052	2,301

PPG Industries, Inc.	8,334	366

Praxair, Inc.	17,232	1,017

Rohm & Haas Co.	6,484	444

Sherwin-Williams (The) Co. †	5,095	300
Sigma-Aldrich Corp. †	6,886	297
		8,065

Coal – 0.2%

Consol Energy, Inc.	9,400	272

Massey Energy Co.	4,300	67
Peabody Energy Corp.	14,000	328
		667

Commercial Services – 1.2%

Apollo Group, Inc., Class A *	5,501	423

Automatic Data Processing, Inc.	25,959	1,066

Convergys Corp. *	6,346	40

Donnelley (R.R.) & Sons Co.	11,461	146

Equifax, Inc.	6,655	169

H&R Block, Inc.	16,738	320

Mastercard, Inc., Class A	4,000	581

McKesson Corp.	14,248	498

Monster Worldwide, Inc. *†	7,187	83

Moody’s Corp. †	10,962	238

Paychex, Inc.	18,316	518

Robert Half International, Inc. †	8,147	170

Total System Services, Inc.	8,986	128
Western Union (The) Co.	38,161	506
		4,886

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Computers – 4.4%

Affiliated Computer Services, Inc., Class A *	5,000	$202

Apple, Inc. *	46,312	4,292

Cognizant Technology Solutions Corp., Class A *	15,600	300

Computer Sciences Corp. *†	8,110	226

Dell, Inc. *	88,843	992

EMC Corp. of Massachusetts *	106,545	1,126

Hewlett-Packard Co.	130,339	4,598

IBM Corp.	71,884	5,866

Lexmark International, Inc., Class A *	4,507	118

NetApp, Inc. *	17,075	230

SanDisk Corp. *†	12,100	97

Sun Microsystems, Inc. *	42,181	134
Teradata Corp. *	10,192	137
		18,318

Cosmetics/Personal Care – 3.0%

Avon Products, Inc.	21,990	464

Colgate-Palmolive Co.	26,124	1,700

Estee LauderCos. (The), Inc., Class A	5,900	164
Procter & Gamble Co.	158,208	10,181
		12,509

Distribution/Wholesale – 0.2%

Fastenal Co. †	6,700	258

Genuine Parts Co.	8,243	323
Grainger (W.W.), Inc. †	3,529	249
		830

Diversified Financial Services – 1.7%

American Express Co.	61,764	1,440

Ameriprise Financial, Inc. †	11,992	221

Charles Schwab (The) Corp.	47,832	877

CIT Group, Inc. †	16,300	54

CME Group, Inc.	3,476	737

Discover Financial Services †	24,665	252

E*TRADE Financial Corp. *†	26,500	36

Federated Investors, Inc., Class B	4,412	88

Franklin Resources, Inc.	8,021	487

IntercontinentalExchange, Inc. *	3,800	280

Invesco Ltd.	20,100	252

Janus Capital Group, Inc.	8,607	70

Legg Mason, Inc. †	7,501	135

Merrill Lynch & Co., Inc.	78,003	1,031

Nasdaq Stock Market, Inc. (The) *†	7,100	153

NYSE Euronext	13,600	324

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Diversified Financial Services – 1.7% continued

Price (T. Rowe) Group, Inc. †	13,372	$457
SLM Corp. *	25,184	232
		7,126

Electric – 3.8%

AES Corp. *	34,638	266

Allegheny Energy, Inc. †	8,685	306

Ameren Corp.	11,323	403

American Electric Power Co., Inc.	20,717	648

CMS Energy Corp. †	12,683	129

Consolidated Edison, Inc.	13,921	562

Constellation Energy Group, Inc.	9,221	226

Dominion Resources, Inc. of Virginia	29,724	1,094

DTE Energy Co.	8,379	312

Duke Energy Corp.	65,182	1,014

Dynegy, Inc., Class A *†	22,305	50

Edison International	16,834	562

Entergy Corp.	10,756	915

Exelon Corp.	35,590	2,001

FirstEnergy Corp.	15,695	919

FPL Group, Inc.	22,612	1,103

Integrys Energy Group, Inc. †	3,900	172

Pepco Holdings, Inc.	10,900	196

PG&E Corp. †	18,396	700

Pinnacle West Capital Corp. †	5,091	155

PPL Corp.	19,250	652

Progress Energy, Inc.	13,500	536

Public Service Enterprise Group, Inc.	26,178	809

Southern Co.	41,899	1,522

TECO Energy, Inc. †	11,616	151

Wisconsin Energy Corp. †	6,000	261
Xcel Energy, Inc.	23,185	436
		16,100

Electrical Components & Equipment – 0.4%

Emerson Electric Co.	39,494	1,418
Molex, Inc. †	8,335	113
		1,531

Electronics – 0.6%

Agilent Technologies, Inc. *	18,526	349

Amphenol Corp., Class A	9,200	214

Applied Biosystems, Inc.	9,446	263

Jabil Circuit, Inc. †	12,300	81

PerkinElmer, Inc.	6,100	110

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Electronics – 0.6% continued

Thermo Fisher Scientific Inc. *	22,911	$817

Tyco Electronics Ltd. †	24,670	407
Waters Corp. *	5,178	213
		2,454

Engineering & Construction – 0.2%

Fluor Corp.	9,382	427
Jacobs Engineering Group, Inc. *	6,500	291
		718

Entertainment – 0.0%
International Game Technology	16,697	179

Environmental Control – 0.3%

Allied Waste Industries, Inc. *	15,454	166

Stericycle, Inc. *	4,400	252
Waste Management, Inc.	25,242	737
		1,155

Food – 2.1%

Campbell Soup Co.	11,162	358

ConAgra Foods, Inc.	23,387	345

Dean Foods Co. *†	7,900	115

General Mills, Inc. †	17,241	1,089

Heinz (H.J.) Co.	16,269	632

Hershey (The) Co.	8,422	303

JM Smucker (The) Co. †	6,502	295

Kellogg Co.	13,068	568

Kraft Foods, Inc., Class A	78,114	2,126

Kroger Co.	36,058	997

McCormick & Co., Inc.	7,200	214

Safeway, Inc.	22,542	491

Sara Lee Corp.	36,031	331

SUPERVALU, Inc. †	10,941	130

Sysco Corp.	30,980	727

Tyson Foods, Inc., Class A †	14,200	95
Whole Foods Market, Inc. †	8,100	86
		8,902

Forest Products & Paper – 0.3%

International Paper Co.	21,747	271

MeadWestvaco Corp. †	8,929	104

Plum Creek Timber Co., Inc. †	9,189	327
Weyerhaeuser Co.	10,869	409
		1,111

Gas – 0.3%

Centerpoint Energy, Inc.	18,057	233

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Gas – 0.3% continued

NICOR, Inc. †	2,252	$92

NiSource, Inc.	15,435	186
Sempra Energy	12,872	601
		1,112

Hand/Machine Tools – 0.1%

Black & Decker Corp.	3,150	134

Snap-On, Inc.	3,023	109
Stanley Works (The) †	4,068	129
		372

Healthcare – Products -4.3%

Bard (C.R.), Inc.	5,080	417

Baxter International, Inc.	33,135	1,753

Becton, Dickinson & Co.	12,597	800

Boston Scientific Corp. *	74,928	462

Cardinal Health, Inc.	18,420	599

Covidien Ltd.	25,770	950

Dentsply International, Inc.	7,700	201

Hospira, Inc. *	8,788	264

Intuitive Surgical, Inc. *	2,000	265

Johnson & Johnson	147,638	8,649

Medtronic, Inc.	60,395	1,843

Patterson Cos., Inc. *†	4,700	88

St.Jude Medical, Inc. *	17,446	489

Stryker Corp.	12,336	480

Varian Medical Systems, Inc. *	6,500	262
Zimmer Holdings, Inc. *	11,885	444
		17,966

Healthcare – Services -1.1%

Aetna, Inc.	24,044	525

CIGNA Corp.	14,521	176

Coventry Health Care, Inc. *†	7,875	98

DaVita, Inc. *	5,400	271

Humana, Inc. *	8,690	263

Laboratory Corp. of America Holdings *†	5,700	361

Quest Diagnostics, Inc.	8,536	398

Tenet Healthcare Corp. *†	21,628	26

UnitedHealth Group, Inc.	65,352	1,373
WellPoint, Inc. *	26,038	927
		4,418

Holding Companies – Diversified – 0.0%

Leucadia National Corp. †	9,400	184

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Home Builders – 0.1%

Centex Corp.	7,334	$67

D.R. Horton, Inc.	16,500	113

KB Home †	4,428	52

Lennar Corp., Class A †	7,900	56
Pulte Homes, Inc.	12,832	137
		425

Home Furnishings – 0.1%

Harman International Industries, Inc.	3,600	54
Whirlpool Corp. †	3,830	151
		205

Household Products/Wares – 0.5%

Avery Dennison Corp. †	5,438	169

Clorox Co.	7,115	421

Fortune Brands, Inc.	7,905	299
Kimberly-Clark Corp.	21,960	1,269
		2,158

Housewares – 0.0%
Newell Rubbermaid, Inc.	14,061	188

Insurance – 2.4%

Aflac, Inc.	25,879	1,198

Allstate (The) Corp.	27,575	702

American International Group, Inc.	138,549	279

AON Corp.	14,434	654

Assurant, Inc.	4,900	107

Chubb Corp. †	19,486	1,001

Cincinnati Financial Corp.	8,430	247

Genworth Financial, Inc., Class A	23,700	34

Hartford Financial Services Group, Inc. †	15,298	129

Lincoln National Corp. †	13,998	192

Loews Corp.	18,664	511

Marsh & McLennan Cos., Inc. †	26,310	671

MBIA, Inc. †	11,864	69

Metlife, Inc. †	38,844	1,117

Principal Financial Group, Inc. †	13,311	184

Progressive (The) Corp. †	34,928	525

Prudential Financial, Inc.	21,799	473

Torchmark Corp. †	4,594	166

Travelers Cos. (The), Inc.	32,171	1,404

Unum Group	17,863	266
XL Capital Ltd., Class A	15,734	79
		10,008

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	85	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Internet – 1.7%

Akamai Technologies, Inc. *	9,300	$114

Amazon.com, Inc. *	17,315	739

eBay, Inc. *	56,928	747

Expedia, Inc. *	11,258	95

Google, Inc., Class A *	12,462	3,651

Symantec Corp. *	46,771	563

VeriSign, Inc. *†	10,500	227
Yahoo!, Inc. *	70,830	815
		6,951

Investment Companies – 0.0%
American Capital Ltd. †	11,000	47

Iron/Steel – 0.2%

AK Steel Holding Corp.	5,800	45

Allegheny Technologies, Inc. †	5,178	119

Nucor Corp.	16,144	576
United States Steel Corp.	6,875	209
		949

Leisure Time – 0.2%

Carnival Corp.	23,568	495
Harley-Davidson, Inc. †	12,728	216
		711

Lodging – 0.1%

Marriott International, Inc., Class A	15,000	252

Starwood Hotels & Resorts Worldwide, Inc. †	10,011	169

Wyndham Worldwide Corp.	10,347	49
Wynn Resorts Ltd. *†	3,054	122
		592

Machinery – Construction & Mining – 0.3%
Caterpillar, Inc.	30,972	1,269

Machinery – Diversified – 0.4%

Cummins, Inc.	10,884	279

Deere & Co.	22,990	800

Flowserve Corp. †	3,000	151

Manitowoc Co. (The), Inc.	7,400	58
Rockwell Automation, Inc.	7,569	236
		1,524

Media – 2.3%

CBS Corp., Class B	36,673	244

Comcast Corp., Class A	150,503	2,610

DIRECTV Group (The), Inc. *†	30,100	662

Disney (The Walt) Co. *	100,486	2,263

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Media – 2.3% continued

Gannett Co., Inc. †	11,846	$103

McGraw-Hill Cos. (The), Inc. †	16,528	413

Meredith Corp. †	2,236	36

New York Times (The) Co., Class A †	6,089	46

News Corp., Class A	118,700	938

Scripps Networks Interactive, Inc. †	4,600	128

Time Warner, Inc.	184,426	1,669

Viacom, Inc., Class B *	32,573	519
Washington Post (The), Co., Class B	333	132
		9,763

Metal Fabrication/Hardware – 0.1%
Precision Castparts Corp.	7,200	451

Mining – 0.5%

Alcoa, Inc. †	41,973	452

Freeport-McMoRan Copper & Gold, Inc. †	20,626	495

Newmont Mining Corp.	23,333	785

Titanium Metals Corp. †	4,900	41
Vulcan Materials Co. †	5,647	339
		2,112

Miscellaneous Manufacturing – 4.2%

3M Co.	37,620	2,518

Cooper Industries Ltd., Class A	9,330	225

Danaher Corp.	13,104	729

Dover Corp.	10,140	302

Eastman Kodak Co. †	16,337	124

Eaton Corp.	8,860	411

General Electric Co.	552,023	9,478

Honeywell International, Inc.	40,739	1,135

Illinois Tool Works, Inc.	20,474	699

Ingersoll-Rand Co. Ltd., Class A	17,115	268

ITT Corp.	9,748	408

Leggett & Platt, Inc. †	8,316	121

Pall Corp.	6,791	187

Parker Hannifin Corp.	9,020	370

Textron, Inc. †	12,858	196
Tyco International Ltd.	24,870	520
		17,691

Office/Business Equipment – 0.1%

Pitney Bowes, Inc.	10,735	265
Xerox Corp.	46,358	324
		589

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	86	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Oil & Gas – 12.0%

Anadarko Petroleum Corp. †	25,536	$1,048

Apache Corp.	17,474	1,351

Cabot Oil & Gas Corp.	5,000	150

Chesapeake Energy Corp. †	28,862	496

Chevron Corp.	108,653	8,585

ConocoPhillips	80,934	4,251

Devon Energy Corp.	22,550	1,631

ENSCO International, Inc.	7,800	253

EOG Resources, Inc.	13,538	1,151

Exxon Mobil Corp.	272,210	21,818

Hess Corp.	14,413	779

Marathon Oil Corp.	36,456	954

Murphy Oil Corp.	9,800	432

Nabors Industries Ltd. *†	15,106	219

Noble Corp.	13,874	372

Noble Energy, Inc.	8,900	465

Occidental Petroleum Corp.	41,668	2,256

Pioneer Natural Resources Co.	6,200	124

Questar Corp.	8,900	286

Range Resources Corp.	8,262	343

Rowan Cos., Inc. †	6,403	111

Southwestern Energy Co. *	17,600	605

Sunoco, Inc. †	6,068	241

Tesoro Corp. †	7,400	68

Transocean, Inc. *	16,400	1,097

Valero Energy Corp.	28,500	523
XTO Energy, Inc.	27,866	1,065
		50,674

Oil & Gas Services – 1.5%

Baker Hughes, Inc.	15,903	554

BJ Services Co.	15,790	189

Cameron International Corp. *	11,700	247

Halliburton Co.	44,980	792

National-Oilwell Varco, Inc. *	22,500	636

Schlumberger Ltd.	63,986	3,247

Smith International, Inc. †	11,186	327
Weatherford International Ltd. *	35,000	447
		6,439

Packaging & Containers – 0.2%

Ball Corp. †	5,028	183

Bemis Co. †	5,152	139

PactivCorp. *†	7,382	185

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Packaging & Containers – 0.2% continued
Sealed Air Corp. †	8,788	$139
		646

Pharmaceuticals – 6.0%

Abbott Laboratories	81,886	4,290

Allergan, Inc.	15,846	597

AmerisourceBergen Corp. †	8,282	260

Barr Pharmaceuticals, Inc. *	5,600	366

Bristol-Myers Squibb Co.	101,995	2,111

Cephalon, Inc. *†	3,500	257

Express Scripts, Inc. *†	13,257	763

Forest Laboratories, Inc. *	15,669	379

King Pharmaceuticals, Inc. *	13,838	133

Lilly (Eli) & Co.	50,973	1,741

Medco Health Solutions, Inc. *	27,526	1,156

Merck & Co., Inc.	112,240	2,999

Mylan Laboratories, Inc. *†	17,600	166

Pfizer, Inc.	356,921	5,864

Schering-Plough Corp.	86,852	1,460

Watson Pharmaceuticals, Inc. *†	6,152	146
Wyeth †	69,014	2,485
		25,173

Pipelines – 0.3%

El Paso Corp. †	36,178	267

Spectra Energy Corp.	31,291	509
Williams Cos. (The), Inc.	32,218	523
		1,299

Real Estate – 0.0%
CB Richard Ellis Group, Inc., Class A *†	8,900	41

Real Estate Investment Trusts – 0.8%

Apartment Investment & Management Co., Class A †	4,929	56

AvalonBay Communities, Inc. †	4,100	249

Boston Properties, Inc. †	6,400	342

Developers Diversified Realty Corp.	7,000	33

Equity Residential	13,997	426

HCP, Inc. †	12,659	262

Host Hotels & Resorts, Inc. †	26,900	202

Kimco Realty Corp. †	11,800	167

ProLogis	13,534	52

Public Storage	6,382	446

Simon Property Group, Inc. †	12,186	579
Vornado Realty Trust †	7,300	390
		3,204

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	87	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Retail – 6.0%

Abercrombie & Fitch Co., Class A †	4,500	$87

AutoNation, Inc. *†	7,611	65

Autozone, Inc. *	2,119	232

Bed Bath & Beyond, Inc. *	13,937	283

Best Buy Co., Inc. †	17,822	369

Big Lots, Inc. *†	4,757	83

Costco Wholesale Corp.	23,791	1,225

CVS Caremark Corp.	73,650	2,131

Darden Restaurants, Inc.	7,954	146

Family Dollar Stores, Inc.	7,062	196

GameStop Corp., Class A *	8,300	181

Gap (The), Inc.	23,135	301

Home Depot (The), Inc. †	87,464	2,021

Kohl’s Corp. *†	17,246	563

Limited Brands, Inc.	16,113	150

Liz Claiborne, Inc. †	5,888	17

Lowe’s Cos., Inc.	78,114	1,614

Macy’s, Inc.	22,666	168

McDonald’s Corp.	58,575	3,441

Nordstrom, Inc. †	9,080	103

Office Depot, Inc. *	15,659	31

Penney (J.C.) Co., Inc. †	12,000	228

RadioShack Corp. †	6,858	68

Sears Holdings Corp. *†	2,956	107

Staples, Inc.	39,597	687

Starbucks Corp. *	39,226	350

Target Corp.	38,430	1,297

Tiffany & Co. †	7,101	141

TJX Cos., Inc.	21,830	498

Walgreen Co.	51,030	1,263

Wal-Mart Stores, Inc.	117,135	6,546
Yum! Brands, Inc.	24,460	659
		25,251

Savings & Loans – 0.2%

Hudson City Bancorp, Inc.	29,600	495

People’s United Financial, Inc. †	17,800	339
Sovereign Bancorp, Inc. *	28,180	70
		904

Semiconductors – 2.0%

Advanced Micro Devices, Inc. *†	35,744	84

Altera Corp. †	16,107	237

Analog Devices, Inc.	15,637	267

Applied Materials, Inc.	69,897	670

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Semiconductors – 2.0% continued

Broadcom Corp., Class A *	23,074	$353

Intel Corp.	291,729	4,026

Kla-Tencor Corp. †	8,811	166

Linear Technology Corp. †	11,962	239

LSI Corp. *†	34,341	92

MEMC Electronic Materials, Inc. *	11,700	176

Microchip Technology, Inc. †	10,000	185

Micron Technology, Inc. *	39,180	107

National Semiconductor Corp. †	11,604	128

Novellus Systems, Inc. *	5,921	73

Nvidia Corp. *	29,895	223

QLogic Corp. *†	7,878	84

Teradyne, Inc. *	11,458	43

Texas Instruments, Inc.	66,795	1,040
Xilinx, Inc. †	15,036	246
		8,439

Software – 3.5%

Adobe Systems, Inc. *	29,414	681

Autodesk, Inc. *†	12,076	200

BMC Software, Inc. *	10,299	257

CA, Inc.	20,109	339

Citrix Systems, Inc. *	9,469	252

Compuware Corp. *†	15,472	98

Electronic Arts, Inc. *	18,150	346

Fidelity National Information Services, Inc.	9,200	158

Fiserv, Inc. *†	8,774	300

IMS Health, Inc.	9,397	124

Intuit, Inc. *	16,298	361

Microsoft Corp.	409,992	8,290

Novell, Inc. *†	22,041	100

Oracle Corp. *	203,209	3,270
Salesforce.com, Inc. *†	5,400	155
		14,931

Telecommunications – 6.1%

American Tower Corp., Class A *	20,400	556

AT&T, Inc.	308,814	8,820

CenturyTel, Inc. †	5,278	140

Ciena Corp. *†	5,115	38

Cisco Systems, Inc. *	311,336	5,150

Corning, Inc.	81,126	731

Embarq Corp.	7,275	237

Frontier Communications Corp. †	16,434	143

Harris Corp.	6,100	213

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	88	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000S)
COMMON STOCKS – 97.8% continued

Telecommunications - 6.1 % continued

JDS Uniphase Corp. *	13,293	$36

Juniper Networks, Inc. *	27,000	469

Motorola, Inc.	116,206	501

QUALCOMM, Inc.	86,482	2,903

Qwest Communications International, Inc. †	78,403	251

Sprint Nextel Corp. *	146,910	410

Tellabs, Inc. *†	23,962	100

Verizon Communications, Inc.	151,346	4,941
Windstream Corp.	24,084	213
		25,852

Textiles – 0.0%
Cintas Corp.	7,523	181

Toys Games & Hobbies – 0.1%

Hasbro, Inc.	6,571	176
Mattel, Inc.	18,617	255
		431

Transportation – 2.2%

Burlington Northern Santa Fe Corp.	15,538	1,190

C.H. Robinson Worldwide, Inc.	8,700	444

CSX Corp.	20,876	777

Expeditors International Washington, Inc.	11,500	384

FedEx Corp. †	17,038	1,204

Norfolk Southern Corp.	20,007	990

Ryder System, Inc. †	3,249	117

Union Pacific Corp.	25,920	1,297
United Parcel Service, Inc., Class B	52,007	2,996
		9,399
Total Common Stocks
(Cost $562,245)		411,491
INVESTMENT COMPANIES – 8.1%

Northern Institutional Funds-Liquid Assets Portfolio (2) (3)	34,068,747	34,069
Total Investment Companies
(Cost $34,069)		34,069

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 2.8%

Calyon, Grand Cayman, Eurodollar Time Deposit, 0.95%, 12/1/08	$10,129	$10,129

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 2.8% continued

U.S. Treasury Bill, 2.01%, 12/4/08(4)	$1,560	$1,559
0.84%, 5/14/09(4)	320	319
Total Short-Term Investments
(Cost $12,007)		12,007
Total Investments-108.7%
(Cost $608,321)		457,567
Liabilities less Other Assets – (8.7)%		(36,632)
NET ASSETS-100.0%		$420,935

(1)	Investment in affiliate.
(2)	Investment relates to cash collateral received from portfolio securities loaned.
(3)	Investment in affiliated portfolio.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2008, the Equity Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000S)
E-Mini S&P500	297	$13,295	Long	12/08	$193

At November 30, 2008, the industry sectors (unaudited) for the Equity Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	8.1%
Consumer Staples	13.1
Energy	14.3
Financials	13.3
Health Care	14.1
Industrials	11.0
Information Technology	15.0
Materials	3.0
Telecommunication Services	3.8
Utilities	4.3

Total	100.0%

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	89	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued	NOVEMBER 30, 2008

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007 SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Equity Index Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS INSECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)

Level 1	$445,560	$193

Level 2	12,007	–

Level 3	–	–

Total	$457,567	$193

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	90	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2008

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, and Equity Index Portfolios (collectively, the “Portfolios” or “Equity Portfolios”) are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Equity Portfolios. At November 30, 2008 the Large Cap Index Portfolio was not funded.

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“Northern Trust”), serve jointly as the investment advisers for the International Growth Portfolio. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PNC Global Investment Servicing (U.S.), Inc. (“PNC Global Investment Servicing”), formerly PFPC Inc., serve as the Trust’s co-administrators, and Northern Funds Distributors, LLC is the Trust’s distributor.

Each of the Equity Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2008, Class A, Class C and Class D shares were outstanding for certain Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over- the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to the Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	91	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

B) FUTURES CONTRACTS Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2008, the Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $180,000 and $1,878,000, respectively. The International Equity Index had entered into exchange-traded long futures contracts at November 30, 2008. The aggregate value of foreign currencies to cover margin requirements for open positions was approximately $279,000.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

F) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

G) REDEMPTION FEES The International Growth and International Equity Index Portfolios charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolios, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolios. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Portfolios’ prospectus.

EQUITY PORTFOLIOS	92	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2008

Redemption fees for the fiscal year ended November 30, 2008, were approximately $32,000 and $9,000 for the International Growth Portfolio and International Equity Index Portfolio, respectively. These amounts are included in “Proceeds from Shares Sold” in Note 8 – Capital Share Transactions. The impact from redemption fees paid to both Portfolios were less than $0.001 per share.

H) PORTFOLIO SECURITIES LOANED Certain Portfolios participate in Northern Trust’s securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust). Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios’ Statements of Assets and Liabilities. Each Portfolio’s percentage of ownership in the Liquid Assets Portfolio is less than 5 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income (net of fees) is disclosed as investment income in each Portfolio’s Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2008, were as follows:

Amounts in thousands	VALUE OF SECURITIES LOANED	CASH COLLATERAL HELD ON BEHALF OF PORTFOLIO	NON-CASH COLLATERAL HELD ON BEHALF OF PORTFOLIO	FEES EARNED BY NORTHERN TRUST
International Growth	$12,995	$13,522	$ —	$54
International Equity Index	8,548	8,909	100	24
Small Company Growth	641	654	—	2
Small Company Index	17,391	17,915	—	115
Mid Cap Growth	506	516	—	1
Focused Growth	5,911	6,088	—	6
Diversified Growth	4,135	4,175	4	7
Equity Index	33,408	34,069	5	95

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2008. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio’s net assets at November 30, 2008.

Portfolio	BROKER/DEALER	PERCENT OF SECURITIES LOANED WITH RESPECT TO NET ASSETS
Small Company Growth	Barclays Capital, Inc.	5.8%
	Goldman, Sachs & Co.	7.6%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	7.5%
	UBS Securities LLC	6.0%
Small Company Index	Goldman, Sachs & Co.	8.9%
Mid Cap Growth	Barclays Capital, Inc.	8.4%
	UBS Securities LLC	6.4%

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

International Growth	Annually
International Equity Index	Annually
Small Company Growth	Annually
Small Company Index	Annually
Mid Cap Growth	Annually
Focused Growth	Annually
Diversified Growth	Annually
Equity Index	Quarterly

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	93	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Each Portfolio’s net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the NAVs of the Portfolios.

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2008 through the fiscal year end, the following Portfolios incurred net capital losses, and/or Section 988 currency losses for which each Portfolio intends to treat as having been incurred in the next fiscal year (in thousands):

International Growth	$5,534
International Equity Index	1,013
Small Company Growth	80
Small Company Index	507
Mid Cap Growth	163
Focused Growth	3,838
Diversified Growth	318
Equity Index	1,481

At November 30, 2008, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

Amounts in thousands	NOVEMBER 30, 2009	NOVEMBER 30, 2010	NOVEMBER 30, 2011	NOVEMBER 30, 2016
International Growth	$ —	$ —	$ —	$8,010
Small Company Growth	10,746	6,855	—	162
Small Company Index	—	—	8,455	—
Mid Cap Growth	—	2,514	—	381
Focused Growth	—	25,942	—	6,689
Diversified Growth	—	—	—	4,943

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2008, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$4,475	$ —
International Equity Index	2,426	3,819
Small Company Growth	1	—
Small Company Index	868	—
Focused Growth	316	—
Diversified Growth	655	—
Equity Index	384	27,177

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$13,260	$28,057
International Equity Index	4,299	21,207
Small Company Index	1,000	—
Focused Growth	549	—
Diversified Growth	1,618	2,806
Equity Index	13,078	69,663

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2007, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Growth	$2,084	$6,372
International Equity Index	4,747	11,173
Small Company Index	753	—
Mid Cap Growth	10	—
Focused Growth	500	—
Diversified Growth	491	2,788
Equity Index	13,503	36,107

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

EQUITY PORTFOLIOS	94	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2008

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Portfolios adopted the provisions of FIN 48 on December 1, 2007 and the adoption did not have a material effect on the net asset value, financial condition or results of operations of the Portfolios. As of November 30, 2008, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended 2005 through 2007 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2008, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2008, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
International Growth	0.90%	0.10%	0.80%
International Equity Index	0.25%	—%	0.25%
Small Company Growth	0.95%	0.15%	0.80%
Small Company Index	0.20%	—%	0.20%
Mid Cap Growth	0.90%	0.10%	0.80%
Focused Growth	0.85%	0.10%	0.75%
Diversified Growth	0.75%	0.10%	0.65%
Equity Index	0.10%	—%	0.10%

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
International Growth	$20	$ —	$1
International Equity Index	10	—	1
Small Company Index	7	—	—
Focused Growth	8	—	—
Diversified Growth	5	—	1
Equity Index	62	17	5

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

For the fiscal year ended November 30, 2008, NTI and PNC Global Investment Servicing, the co-administrators of the Portfolios, were entitled to a monthly co-administration fee at an annual rate of 0.10 percent (0.15 percent in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. The co-administrators were also entitled to additional fees for special legal services. The Portfolios paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

In addition, if in any fiscal year the sum of a Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI or NTGIL for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of a Portfolio’s average daily net assets (0.25 percent for the International Growth and International Equity Index Portfolios), NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement. In addition, NTI as co-administrator has voluntarily agreed to reimburse an additional 0.10 percent of the International Equity Index Portfolio’s Other Operating Expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	95	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

The expenses reimbursed during the fiscal year ended November 30, 2008, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust’s secretary also serves as legal counsel to the Trust and the Independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	CLASS C	CLASS D
International Growth	$ —	$1
International Equity Index	—	2
Diversified Growth	—	1
Equity Index	26	8

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2008, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
International Growth	$—	$149,732	$—	$163,549
International Equity Index	—	44,232	—	44,950
Small Company Growth	—	6,144	—	5,911
Small Company Index	—	31,410	—	38,641
Mid Cap Growth	—	16,158	—	19,313
Focused Growth	—	190,615	—	202,437
Diversified Growth	—	67,508	—	60,724
Equity Index	—	99,616	—	174,041

At November 30, 2008, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET DEPRECIATION	COST BASIS OF SECURITIES
International Growth	$805	$(60,944)	$(60,139)	$192,483
International Equity Index	641	(53,619)	(52,978)	129,968
Small Company Growth	21	(540)	(519)	2,653
Small Company Index	1,722	(31,663)	(29,941)	94,105
Mid Cap Growth	41	(315)	(274)	2,189
Focused Growth	617	(13,244)	(12,627)	71,237
Diversified Growth	655	(17,916)	(17,261)	62,754
Equity Index	17,278	(189,619)	(172,341)	629,908

7. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 11, 2008 the agreement was renewed. Borrowings under the new agreement by the Trust will bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.75 percent above the IBOR or (iii) 0.75 percent above the LIBOR, at the option of the Trust and in accordance with the terms of the agreement. The agreement will expire on December 10, 2009, unless renewed.

EQUITY PORTFOLIOS	96	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2008

At November 30, 2008, International Growth Portfolio and International Equity Index Portfolio each had an outstanding loan in the amount of $200,000. This amount is included in “Other Liabilities” on the Statements of Assets and Liabilities. The effective interest rate for the outstanding loans was 1.35%.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
International Growth	$601	3.01%
International Equity Index	1,167	3.81%
Small Company Growth	278	3.25%
Mid Cap Growth	250	3.11%
Focused Growth	677	2.84%
Diversified Growth	2,356	3.50%
Equity Index	17,600	3.57%

8. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	2,401	$25,852	3,255	$38,998	(5,161)	$(53,076)	495	$11,774
International Equity Index	5,055	54,242	1,780	21,352	(5,242)	(57,830)	1,593	17,764
Small Company Growth	158	1,547	—	—	(125)	(1,337)	33	210
Small Company Index	1,608	24,262	40	679	(2,163)	(33,348)	(515)	(8,407)
Mid Cap Growth	24	234	—	—	(254)	(3,365)	(230)	(3,131)
Focused Growth	933	12,487	32	506	(1,624)	(22,386)	(659)	(9,393)
Diversified Growth	3,656	23,266	595	4,327	(2,682)	(17,647)	1,569	9,946
Equity Index	13,028	179,134	4,632	69,330	(18,551)	(254,895)	(891)	(6,431)

Transactions in Class A shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	4,379	$60,231	637	$8,153	(4,208)	$(57,828)	808	$10,556
International Equity Index	7,292	106,967	1,085	15,032	(8,043)	(118,549)	334	3,450
Small Company Growth	22	253	—	—	(79)	(905)	(57)	(652)
Small Company Index	1,861	32,644	34	584	(2,894)	(53,014)	(999)	(19,786)
Mid Cap Growth	22	287	1	8	(179)	(2,363)	(156)	(2,068)
Focused Growth	804	11,851	35	466	(1,689)	(23,864)	(850)	(11,547)
Diversified Growth	3,053	24,260	413	3,152	(1,256)	(9,769)	2,210	17,643
Equity Index	22,623	387,152	2,555	42,713	(23,369)	(402,669)	1,809	27,196

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	97	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Class C shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Mid Cap Growth	—	$ —	—	$ —	(3)	$(44)	(3)	$44
Focused Growth	4	52	—	—	(3)	(52)	1	—
Equity Index	247	3,237	155	2,345	(980)	(14,128)	(578)	(8,546)

Transactions in Class C shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Mid Cap Growth	1	$20	—	$ —	—	$ —	1	$20
Focused Growth	4	61	—	—	(3)	(46)	1	15
Equity Index	191	3,265	94	1,568	(374)	(6,446)	(89)	(1,613)

Tranactions in Class D shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	18	$206	2	$23	(14)	$(153)	6	$76
International Equity Index	83	845	9	98	(15)	(134)	77	809
Small Company Growth	—	—	—	—	(1)	(5)	(1)	(5)
Small Company Index	—	—	—	—	(4)	(63)	(4)	(63)
Mid Cap Growth	—	—	—	—	(1)	(19)	(1)	(19)
Focused Growth	—	6	—	—	(1)	(19)	(1)	(13)
Diversified Growth	13	80	1	10	(11)	(75)	3	15
Equity Index	7	101	24	359	(74)	(945)	(43)	(485)

Transactions in Class D shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Growth	11	$159	1	$5	(10)	$(139)	2	$25
International Equity Index	38	553	1	12	(2)	(28)	37	537
Small Company Growth	—	—	—	—	(1)	(9)	(1)	(9)
Small Company Index	—	1	—	—	(3)	(54)	(3)	(53)
Mid Cap Growth	—	—	—	—	(1)	(11)	(1)	(11)
Focused Growth	1	8	—	—	(3)	(33)	(2)	(25)
Diversified Growth	64	480	2	15	(33)	(252)	33	243
Equity Index	8	131	13	223	(43)	(729)	(22)	(375)

EQUITY PORTFOLIOS	98	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2008

9. ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolios’ financial statements and financial disclosures, if any.

10. SUBSEQUENT EVENT

Starting January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolios. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolios by PNC Global Investment Servicing. The administration fee rate payable by the Portfolios is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent (0.15 percent in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. Starting January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	99	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, and Equity Index Portfolios, comprising the Equity Portfolios (the “Portfolios”) of the Northern Institutional Funds, as of November 30, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, and Equity Index Portfolios at November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2009

EQUITY PORTFOLIOS	100	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2008 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION The following Portfolios made capital gain distributions in December 2008, and hereby designate these long-term capital gain distributions as follows (in thousands):

	LONG-TERM CAPITAL GAIN
Portfolio	20%	15%
International Equity Index	$ —	$3,819
Equity Index	—	27,177

CORPORATE DIVIDENDS-RECEIVED DEDUCTION A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

Portfolio	CORPORATE DRD PERCENTAGE
Small Company Index	50.61%
Focused Growth	76.59%
Diversified Growth	30.98%
Equity Index	81.74%

QUALIFIED DIVIDEND INCOME Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2008 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2008:

Portfolio	QUALIFIED DIVIDEND PERCENTAGE
International Growth	5.74%
International Equity Index	69.75%
Small Company Index	39.50%
Focused Growth	76.00%
Diversified Growth	6.35%
Equity Index	81.20%

FOREIGN TAX CREDIT The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

Portfolio	TAXES	INCOME
International Growth	$0.0311	$0.3761
International Equity Index	0.0249	0.3471

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	101	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Growth and International Equity Index Portfolios; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2008 through November 30, 2008.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/08 - 11/30/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 94), if any, in the International Growth and International Equity Index Portfolios. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INTERNATIONAL GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	1.06%	$1,000.00	$587.10	$4.21
Hypothetical	1.06%	$1,000.00	$1,019.70	$5.35	**
CLASS D
Actual	1.45%	$1,000.00	$585.90	$5.75
Hypothetical	1.45%	$1,000.00	$1,017.75	$7.31	**

INTERNATIONAL EQUITY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.41%	$1,000.00	$551.30	$1.59
Hypothetical	0.41%	$1,000.00	$1,022.95	$2.07	**
CLASS D
Actual	0.80%	$1,000.00	$550.80	$3.10
Hypothetical	0.80%	$1,000.00	$1,021.00	$4.04	**

SMALL COMPANY GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.93%	$1,000.00	$590.20	$3.70
Hypothetical	0.93%	$1,000.00	$1,020.35	$4.70	**
CLASS D
Actual	1.32%	$1,000.00	$589.30	$5.24
Hypothetical	1.32%	$1,000.00	$1,018.40	$6.66	**

SMALL COMPANY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.31%	$1,000.00	$638.40	$1.27
Hypothetical	0.31%	$1,000.00	$1,023.45	$1.57	**
CLASS D
Actual	0.70%	$1,000.00	$637.10	$2.86
Hypothetical	0.70%	$1,000.00	$1,021.50	$3.54	**

EQUITY PORTFOLIOS	102	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2008 (UNAUDITED)

MID CAP GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.93%	$1,000.00	$605.10	$3.73
Hypothetical	0.93%	$1,000.00	$1,020.35	$4.70	**
CLASS C
Actual	1.17%	$1,000.00	$604.90	$4.69
Hypothetical	1.17%	$1,000.00	$1,019.15	$5.91	**
CLASS D
Actual	1.32%	$1,000.00	$603.90	$5.29
Hypothetical	1.32%	$1,000.00	$1,018.40	$6.66	**

FOCUSED GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.86%	$1,000.00	$619.60	$3.48
Hypothetical	0.86%	$1,000.00	$1,020.70	$4.34	**
CLASS C
Actual	1.10%	$1,000.00	$619.20	$4.45
Hypothetical	1.10%	$1,000.00	$1,019.50	$5.55	**
CLASS D
Actual	1.25%	$1,000.00	$618.40	$5.06
Hypothetical	1.25%	$1,000.00	$1,018.75	$6.31	**

DIVERSIFIED GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.76%	$1,000.00	$647.10	$3.13
Hypothetical	0.76%	$1,000.00	$1,021.20	$3.84	**
CLASS D
Actual	1.15%	$1,000.00	$647.10	$4.74
Hypothetical	1.15%	$1,000.00	$1,019.25	$5.81	**

EQUITY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.21%	$1,000.00	$647.60	$0.86
Hypothetical	0.21%	$1,000.00	$1,023.95	$1.06	**
CLASS C
Actual	0.45%	$1,000.00	$646.70	$1.85
Hypothetical	0.45%	$1,000.00	$1,022.75	$2.28	**
CLASS D
Actual	0.60%	$1,000.00	$646.10	$2.47
Hypothetical	0.60%	$1,000.00	$1,022.00	$3.03	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	103	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 64 Trustee since 2001	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Commonwealth Edison since 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. • Taylor Capital Group, Inc.

EQUITY PORTFOLIOS	104	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2008

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Michael E. Murphy(3) Age: 72 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (100 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Stephen N. Potter(4) Age: 51 Trustee since 2008

•   President of Northern Trust Global Investments, Ltd. since 2008;

•   Director, Northern Trust Global Investments, Ltd. And Northern Trust Global Advisors, Inc.;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman of Northern Trust Investments, N.A. since 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

Mary Jacobs Skinner, Esq.(4) Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin, LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	Mr. Murphy retired from the Board as of December 31, 2008.

(4)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	105	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008	Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

EQUITY PORTFOLIOS	106	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2008

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim Age: 31 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	107	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

EQUITY PORTFOLIOS	108	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

10	ABBREVIATIONS AND OTHER INFORMATION

11	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	FUND EXPENSES

17	TRUSTEES AND OFFICERS

21	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY	PETER YI – Portfolio Manager

Given the continued uncertainty surrounding the credit markets, principal preservation and liquidity has remained the primary strategy for the Liquid Assets Portfolio. Northern Trust Corporation entered into a capital support arrangement with the Portfolio for one of its portfolio securities. For further details, please refer to Note 7 in the Notes to the Financial Statements. The Portfolio focused also on strengthening its liquidity position by investing its maturity proceeds in overnight investments in order to accommodate any unexpected redemptions. In addition, we remain very selective in our purchases and continue to focus on maintaining a high quality portfolio of assets.

For the 12-month period ended November 30, 2008, the Portfolio posted a 2.64% return, compared with the 2.85% return of the iMoneyNet™ First Tier Institutional Average.

Throughout 2008, a crisis of confidence dominated investor sentiment, resulting in further turmoil within the short-term fixed income markets. In March, LIBOR rates spiked due to deepening liquidity concerns and a tighter credit environment. As the credit crisis intensified, market forces led to the failure of several financial institutions and the unprecedented bailout of others. The bankruptcy of Lehman Brothers was the final straw that caused the oldest registered money market fund, the Reserve Primary Fund, to “break the buck,” triggering enormous redemption pressure for all money market funds. To address the deteriorating market conditions, new liquidity facilities and guarantee schemes were arranged by central banks and governments globally. In addition, dramatic measures that included capital injections, the conversion of investment banks into bank holding companies and forced sales of financial institutions were implemented to better position financial entities in this challenging environment. Meanwhile, the Federal Reserve continued to provide substantial liquidity to financial institutions and remained accommodative in its monetary policy, lowering short-term interest rates to 1% from their recent cyclical peak of 5.25%.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance data current to the most recent month-end at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ended 11/30/08. In the absence of fee waivers, the Current 7-Day Yield for the Liquid Assets Portfolio would have been 0.05% as of 11/30/08.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	2	LIQUID ASSETS PORTFOLIOS

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2008

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO
ASSETS:
Investments, at amortized cost	$697,853	(1)
Repurchase agreements, at cost which approximates fair value	313,850
Investment in capital support agreement, at value (cost $–)	7,367
Interest income receivable	2,867
Receivable for fund shares sold	29
Receivable from affiliated administrator	29
Prepaid and other assets	17
Total Assets	1,022,012
LIABILITIES:
Cash overdraft	30
Distributions payable to shareholders	933
Accrued co-administration fees	94
Trustee fees	17
Accrued other liabilities	42
Total Liabilities	1,116
Net Assets	$1,020,896
ANALYSIS OF NET ASSETS:
Capital stock	$1,021,624
Accumulated undistributed net investment income	188
Net unrealized depreciation	(916)
Net Assets	$1,020,896
Total Shares Outstanding (no par value, unlimited shares authorized)	1,021,624
Net Asset Value, Redemption and Offering Price Per Share	$1.00

(1)	Certain defaulted securities reflect a fair market value rather than amortized cost. Investments at cost are $706,136.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	LIQUID ASSETS PORTFOLIOS

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME:
Interest income	$72,637
EXPENSES :
Investment advisory fees	6,463
Co-administration fees	2,591
Custody and accounting fees	333
Transfer agent fees	1
Printing fees	6
Professional fees	97
Trustee fees and expenses	53
Other	86
Total Expenses	9,630

Less voluntary waivers of:

Investment advisory fees	(6,463)

Custody fees	(177)

Transfer agent fees	(1)

Less expenses reimbursed by affiliated administrator	(247)

Less custodian credits	(156)
Net Expenses	2,586
Net Investment Income	70,051
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	187
Net change in unrealized depreciation on investments	(8,283)
Net change in unrealized appreciation on capital support agreement	7,367
Net Losses on Investments	(729)
Net Increase in Net Assets Resulting from Operations	$69,322

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	4	LIQUID ASSETS PORTFOLIOS

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Amounts in thousands	2008	2007
OPERATIONS:
Net investment income	$70,051	$138,051
Net realized gain on investment transactions	187	—
Net change in unrealized depreciation on investments and net change in unrealized appreciation on capital support agreement	(916)	—
Net Increase in Net Assets Resulting from Operations	69,322	138,051
CAPITAL SHARE TRANSACTIONS: (1)
Net increase (decrease) in net assets resulting from capital share transactions	(1,776,444)	370,789
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,776,444)	370,789
DISTRIBUTIONS PAID:
From net investment income	(70,050)	(138,051)
Total Distributions Paid	(70,050)	(138,051)
Total Increase (Decrease) in Net Assets	(1,777,172)	370,789
NET ASSETS:
Beginning of year	2,798,068	2,427,279
End of year	$1,020,896	$2,798,068
Accumulated Undistributed Net Investment Income	$188	$—

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	LIQUID ASSETS PORTFOLIOS

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Selected per share data	2008		2007	2006	2005	2004

Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.05	0.05	0.03	0.01
Net realized and unrealized gains (losses)	—	(2)	—	—	—	—
Total from Investment Operations	0.03		0.05	0.05	0.03	0.01
LESS DISTRIBUTIONS PAID:

From net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Total Distributions Paid	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	2.64	%(3)	5.34%	4.95%	3.07%	1.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,020,896		$2,798,068	$2,427,279	$2,305,164	$2,066,719
Ratio to average net assets of:

Expenses, net of waivers, reimbursements and credits	0.10%		0.10%	0.10%	0.10%	0.10%

Expenses, before waivers, reimbursements and credits	0.37%		0.37%	0.37%	0.37%	0.37%

Net investment income, net of waivers, reimbursements and credits	2.71%		5.21%	4.88%	3.04%	1.26%
Net investment income, before waivers, reimbursements and credits	2.44%		4.94%	4.61%	2.77%	0.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.

(3)	Without the value of the capital support agreement, the total return would have been 2.36%.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	6	LIQUID ASSETS PORTFOLIOS

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO	NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 6.9%
Multi-Seller Conduits – 6.4%
Clipper Receivables Corp., 1.50%, 12/1/08	$30,000	$30,000
Galleon Capital Corp., 1.50%, 12/1/08	35,000	35,000
		65,000
Non-Depository Personal Credit – 0.5%
General Electric Capital Corp., 0.60%, 12/1/08	5,000	5,000
Total Commercial Paper
(Cost $70,000)		70,000

CORPORATE NOTES/BONDS – 4.3%
Non-Depository Personal Credit – 3.2%
General Electric Capital Corp., FRN, 2.86%, 12/16/08 1.44%, 12/24/08 4.25%, 1/5/09	10,000 18,000 5,000	9,999 18,000 5,000
		32,999
Structured Investment Vehicles – 1.1%
Whistlejacket Capital LLC, FRN, (1) (2) † 5.15%, 4/21/08 3.81%, 7/23/08	7,884 11,827	4,375 6,564
		10,939
Total Corporate Notes/Bonds
(Cost $52,221)		43,938

EURODOLLAR TIME DEPOSITS – 24.1%
Domestic Depository Institutions – 11.4%
Bank of America, Grand Cayman, 0.30%, 12/1/08	46,057	46,057
Citibank, Nassau, 0.50%, 12/1/08	30,000	30,000
JPMorgan Chase Bank, Toronto, 0.63%, 12/1/08	40,000	40,000
		116,057
Foreign Depository Institutions – 12.7%
Barclays Bank, Global Treasury Services, London, 0.65%, 12/1/08	40,000	40,000
CALYON, Grand Cayman, 0.88%, 12/1/08	25,000	25,000
Rabobank Nederland, London, 0.75%, 12/1/08	30,000	30,000
Societe Generale, Grand Cayman, 0.75%, 12/1/08	35,000	35,000
		130,000
Total Eurodollar Time Deposits
(Cost $246,057)		246,057

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 26.5% (3)
Fannie Mae – 1.0%
FNMA Discount Notes, 1.15%, 5/1/09 1.75%, 5/20/09	$5,000 5,000	$4,976 4,959
		9,935
Federal Home Loan Bank – 20.4%
FHLB Bonds, 2.56%, 2/13/09 2.63%, 2/27/09 2.65%, 2/27/09 2.39%, 3/18/09 2.13%, 3/27/09 2.20%, 4/1/09 2.30%, 4/3/09 2.22%, 4/7/09 2.25%, 4/17/09 2.52%, 4/21/09 2.32%, 4/24/09 2.45%, 4/28/09 2.63%, 5/5/09 2.38%, 5/27/09 2.64%, 6/3/09 2.75%, 6/4/09 2.63%, 6/10/09 2.70%, 6/16/09 2.91%, 6/18/09 3.00%, 6/19/09	7,000 4,000 5,000 10,000 3,000 7,000 12,000 7,000 7,000 5,000 10,000 5,000 7,000 10,000 20,000 10,000 20,000 15,000 15,000 10,000	7,005 4,008 5,009 10,005 3,000 6,997 12,001 7,000 7,000 5,000 10,000 5,000 7,000 9,992 20,000 10,000 19,985 15,000 15,000 10,012
FHLB Discount Notes, 1.60%, 5/18/09 2.99%, 7/13/09	10,000 10,000	9,925 9,814
		208,753
Freddie Mac – 5.1%
FHLMC Bond, 4.88%, 2/17/09	4,000	4,025
FHLMC Discount Notes, 1.00%, 3/25/09 1.30%, 4/2/09 1.28%, 5/4/09 1.25%, 5/5/09	15,000 10,000 6,077 10,000	14,952 9,956 6,044 9,946
FHLMC Note, 2.45%, 4/9/09	7,000	7,000
		51,923
Total U.S. Government Agencies
(Cost $270,611)		270,611

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued NOVEMBER 30, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 6.6%

U.S. Treasury Notes – 6.6%

4.75%, 12/31/08	$52,000	$52,137

3.25%, 1/15/09	5,000	5,011
4.50%, 4/30/09	10,000	10,099
Total U.S. Government Obligations
(Cost $67,247)		67,247

Investments, at Amortized Cost
(Cost $706,136)		697,853

REPURCHASE AGREEMENTS – 30.7%

(Collateralized at a minimum of 102%)

Joint Repurchase Agreements – 4.8% (4)

Morgan Stanley & Co., Inc., dated 11/28/08, repurchase price $10,856 0.10%, 12/1/08	10,856	10,856

Societe Generale, New York Branch, dated 11/28/08, repurchase price $21,712 0.25%, 12/1/08	21,711	21,711
UBS Securities LLC, dated 11/28/08, repurchase price $16,284 0.20%, 12/1/08	16,283	16,283
		48,850

(Collateralized at a minimum of 102%)

Repurchase Agreements – 25.9% (5)

Bank of America Securities LLC, dated 11/28/08, repurchase price $100,002 0.28%, 12/1/08	100,000	100,000

Citigroup Global Markets, Inc., dated 11/28/08, repurchase price $50,001 0.30%, 12/1/08	50,000	50,000

Deutsche Bank Securities, Inc., dated 11/28/08, repurchase price $55,001 0.30%, 12/1/08	55,000	55,000
JPMorgan Securities, dated 11/28/08, repurchase price $60,001 0.28%, 12/1/08	60,000	60,000
		265,000
Total Repurchase Agreements
(Cost $313,850)		313,850

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CAPITAL SUPPORT AGREEMENT – 0.7%
Northern Trust Corp., (6)	$ —	$7,367
Total Capital Support Agreement
(Cost $–)		7,367

Total Investments – 99.8%
(Cost $1,019,986) (7)		1,019,070
Other Assets less Liabilities – 0.2%		1,826
NET ASSETS – 100.0%		$1,020,896

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)	Restricted security that has been deemed illiquid. At November 30, 2008, the value of these restricted illiquid securities amounted to approximately $10,939,000 or 1.1% of net assets. Additional information on each restricted, illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Whistlejacket Capital LLC, FRN,
5.15%, 4/21/08	4/11/07	$7,882
3.81%, 7/23/08	7/17/07	11,825

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$33,984	3.63% - 7.50%	11/15/16 - 2/15/37
U.S. Treasury Notes	$15,943	0.88% - 4.63%	1/15/10 - 2/15/17

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$63,130	4.72% -5.50%	4/1/35 - 3/1/38
FNMA	$209,697	5.00% - 6.00%	9/1/27 - 9/1/38

(6)	Investment in affiliate.

(7)	The cost for federal income tax purposes was $1,019,986.

† Defaulted security. The security has been valued at fair value according to procedures approved, in good faith, by the Trust’s Board of Trustees. Northern Trust Corporation has entered into a Capital Support Agreement (“CSA”) with Northern Institutional Funds on behalf of the Liquid Assets Portfolio (the “Portfolio”) and has committed to provide capital to the Portfolio, in the event that the Portfolio realizes a loss on the Whistlejacket Capital LLC Security. Additional information regarding the CSA can be found in the Notes to the Financial Statements.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	8	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued NOVEMBER 30, 2008

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three levels listed below:

Level 1 — Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis.

Level 2 — Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 — Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Liquid Assets Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS * (000S)
Level 1	$—	$—
Level 2	1,000,764	—
Level 3	10,939	7,367
Total	$1,011,703	$7,367

* Other financial instruments include futures, forwards and capital support agreement, if applicable.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES (000S)	OTHER FINANCIAL INSTRUMENTS* (000S)
Balance as of 11/30/07	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(8,283)	7,367
Net purchases (sales)	(5,772)	—
Transfers in and/or out of Level 3	24,994	—
Balance as of 11/30/08	$10,939	$7,367

* Other financial instruments include futures, forwards and capital support agreement, if applicable.

At November 30, 2008, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY ANALYSIS	%
0 - 14 Days	61.6%
15 - 30 Days	4.7
31 - 60 Days	6.2
61 - 90 Days	2.0
91 - 180 Days	15.7
181 - 364 Days	9.8
Total	100.0%

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2008

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FHLB	Federal Home Loan Bank
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Notes

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	10	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2008

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the “Portfolio”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”), formerly PFPC Inc., serve as the Trust’s co-administrators and Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Amortized cost was not deemed to approximate fair value for certain investments in the Portfolio. The valuation methodology for such investments is described on page 8 of this annual report.

B) REPURCHASE AGREEMENTS During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

The Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2008, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2008, the tax component of undistributed net investment income and realized gains, including amounts

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2008

declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Liquid Assets	$1,139

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2008 and 2007 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2008	2007
Liquid Assets	$80,125	$138,041

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Portfolio adopted the provisions of FIN 48 on December 1, 2007 and the adoption did not have a material effect on the NAV, financial condition or results of operations of the Portfolio. As of November 30, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2005 through November 30, 2007 remain subject to examination by the Internal Revenue Service.

At November 30, 2008, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION		NET DEPRECIATION		COST BASIS OF SECURITIES
Liquid Assets	—		$(916)		$(916)	$1,019,986

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.25 percent of the Portfolio’s average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2008, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for services rendered as custodian and transfer agent, including the assumption of the expenses related thereto, Northern Trust receives compensation based on a pre-determined schedule of charges approved by the Board. Until further notice, Northern Trust has voluntarily agreed to waive all of the custodian and transfer agent fees. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2008, reduced fees as shown in the accompanying Statement of Operations. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are reflected in the Portfolio’s Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

For the fiscal year ended November 30, 2008, NTI and PNC Global Investment Servicing, the co-administrators of the Portfolio, were entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets. The co-administrators were also entitled to additional fees for special legal services. The Portfolio paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

In addition, if in any fiscal year the sum of the Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets, NTI as co-administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed for the fiscal year ended November 30, 2008 under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation under the placement agency

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	12	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2008

agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio, although the Trust’s secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolio for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 11, 2008 the agreement was renewed. Borrowings under the new agreement by the Trust will bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.75 percent above the IBOR or (iii) 0.75 percent above the LIBOR, at the option of the Trust and in accordance with the terms of the agreement. The agreement will expire on December 10, 2009, unless renewed.

At November 30, 2008, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2008.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED		NET DECREASE IN NET ASSETS
Liquid Assets	$9,382,616		$(11,159,060)		$(1,776,444)

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED		NET INCREASE IN NET ASSETS
Liquid Assets	$10,693,040		$(10,322,251)	$370,789

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008 and September 29, 2008, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Liquid Assets Portfolio (the “Portfolio”). The Corporation currently has a First Tier credit rating. The CSA will expire no later than February 28, 2009. This date may be extended to November 6, 2009 upon agreement of the Trust and Corporation, subject to the prior approval of the staff of the U.S. Securities and Exchange Commission.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation will not receive any consideration from the Portfolio. Under the CSA, the Corporation has committed to provide capital to the Portfolio in the event that the Portfolio realizes a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio will promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualify as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to February 28, 2009 (or November 6, 2009 if the termination date of the CSA is extended). In addition, the Board of Trustees may, at its option, cause the Portfolio to sell the Security at any time if it determines that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, is insufficient. The CSA provides support in the maximum amount of $12,500,000. The maximum contribution amount may be increased at any time as agreed by the Corporation and the Trust.

The value of the CSA may increase or decrease as a result of changes in the value of the Security or other factors prior to the actual payment of a capital contribution by the Corporation to the Portfolio. No events occurred during the period which required the actual payment of a capital contribution to the Portfolio. The maximum value of the CSA is limited to the maximum contribution amount.

As of November 30, 2008, the amortized cost and fair value of the Portfolio’s holdings covered by the CSA is as follows:

AMORTIZED COST	FAIR VALUE
$19,222	$10,939

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2008

Additional information regarding the CSA can be found in the Portfolio financial statements and schedule of investments.

8. ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a portfolio uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and financial disclosures, if any.

9. TAX INFORMATION (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2010. The Trust designates 100% of its Qualified Interest Income (QII) for the fiscal year ended November 30, 2008.

10. SUBSEQUENT EVENT

Starting January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolio. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolio by PNC Global Investment Servicing. The administration fee rate payable by the Portfolio is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the Portfolio. Starting January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	14	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2008, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2009

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2008 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2008 through November 30, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/08 - 11/30/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 –11/30/08
Actual	0.10%	$1,000.00	$1,009.40	$0.50
Hypothetical	0.10%	$1,000.00	$1,024.50	$0.51	**

*	Expenses are calculated using the Portfolio’s annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	16	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2008

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal/Officer/Director, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and from 2008 to present;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 64 Trustee since 2001	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Commonwealth Edison since 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. • Taylor Capital Group, Inc.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2008

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Michael E. Murphy(3) Age: 72 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (100 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Stephen N. Potter(4) Age: 51 Trustee since 2008

•   President of Northern Trust Global Investments, Ltd. since 2008;

•   Director, Northern Trust Global Investments, Ltd. And Northern Trust Global Advisors, Inc.;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman of Northern Trust Investments, N.A. since 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

Mary Jacobs Skinner, Esq.(4) Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin, LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	Mr. Murphy retired from the Board as of December 31, 2008.

(4)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	18	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2008

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008	Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2008

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim Age: 31 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	20	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	LIQUID ASSETS PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO (formerly known as the Balanced Portfolio)

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

8	SCHEDULE OF INVESTMENTS

8	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO (formerly known as the Balanced Portfolio)

9	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	TAX INFORMATION

17	FUND EXPENSES

18	TRUSTEES AND OFFICERS

24	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Global Tactical Asset Allocation Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Global Tactical Asset Allocation Portfolio prospectus, which contains more complete information about Northern Institutional Funds Global Tactical Asset Allocation Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performance of the Portfolio is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

In April 2008, the Balanced Portfolio was renamed the Global Tactical Asset Allocation Portfolio. Although its investment objective of long-term capital appreciation and current income was maintained, the Portfolio’s investment strategy changed. The new multi-asset class allocation strategy required the liquidation of existing holdings and acquisition of new holdings.

The economic and financial market turmoil of the past 12 months impacted nearly every corner of the investment landscape. Driven first by stresses in the credit and funding markets, and then by a worldwide recession and accelerating financial shocks, global equity, commodity and real estate markets all posted significant negative 12-month returns. Cash and non-Treasury fixed income sectors generated flat-to-modestly-positive returns, excepting the high-yield sector, which performed poorly. Treasury bonds were the top performing asset class.

For the 12-month period ended November 30, 2008, the Portfolio provided a return of -23.97% (Class A Shares), outperforming the -30.22% return of the Asset Allocation Blend Index benchmark, the Russell 1000 Index of -38.98% and underperforming the 1.74% return of the Barclays Capital U.S. Aggregate Index. Upon initial conversion to the multi-asset class allocation strategy, the Portfolio was positioned with underweight exposures to equities, bonds and alternative assets, and an overweight exposure to cash. Subsequently, but in advance of the sharp deterioration in the economy, a series of allocation changes were implemented which further reduced allocations to equities and alternative assets, while increasing allocations to fixed income and cash. These risk reduction moves accounted for the Portfolio’s favorable performance results for the period. We anticipate maintaining the Portfolio’s current positioning until effective and durable solutions to the economic and credit market crises are able to gain the confidence of investors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2008

TOTAL RETURN	CLASS A SHARES	CLASS C SHARES	CLASS D SHARES	BLEND INDEX
ONE YEAR	(23.97)%	(24.14)%	(24.58)%	(30.22)%
FIVE YEAR	(0.65)	(0.88)	(1.11)	1.14
TEN YEAR	1.32	1.11	0.90	1.79

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The benchmarks for the Global Tactical Asset Allocation Portfolio are the Asset Allocation Blend Index (Blend Index), Russell 1000 Index and Barclay’s Capital U.S. Aggregate Index. The Blend Index consists of 55% Russell 1000 Index, 30% Barclay’s Capital U.S. Aggregate Index and 15% MSCI EAFE and MSCI Emerging Markets Indices. These benchmarks replaced the previous benchmarks, as shown in the line graph, to reflect the Portfolio’s change in its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds.

PORTFOLIO MANAGER

PETER J. FLOOD

With Northern Trust since 1979

FUND FACTS (as of 11/30/08)

TICKER SYMBOL	BBALX

INCEPTION DATE
CLASS A SHARES	7/1/93
CLASS C SHARES	12/29/95
CLASS D SHARES	2/20/96

TOTAL NET ASSETS	$20,757,936

NET ASSET VALUE
CLASS A SHARES	$7.81
CLASS C SHARES	7.81
CLASS D SHARES	7.71

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2008

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO
ASSETS:
Investments, at cost (1)	$24,684
Investments, at value (2)	$24,215
Interest income receivable	6
Dividend income receivable	2
Receivable for securities sold	12,554
Receivable for fund shares sold	7
Receivable from affiliated administrator	28
Prepaid and other assets	3
Total Assets	36,815
LIABILITIES:
Payable for securities purchased	70
Payable for fund shares redeemed	15,932
Payable to affiliates:
Investment advisory fees	4
Co-administration fees	3
Custody and accounting fees	4
Transfer agent fees	1
Trustee fees	3
Accrued other liabilities	40
Total Liabilities	16,057
Net Assets	$20,758
ANALYSIS OF NET ASSETS:
Capital stock	$31,892
Undistributed net investment income	9
Accumulated undistributed net realized loss	(10,674)
Net unrealized depreciation	(469)
Net Assets	$20,758
Net Assets:
Class A	$17,426
Class C	3,287
Class D	45
Total Shares Outstanding (no par value), Unlimited Shares Authorized:
Class A	2,230
Class C	421
Class D	6
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$7.81
Class C	7.81
Class D	7.71

(1)	Amount includes cost of $23,064 in affiliated portfolios.
(2)	Amount includes value of $22,758 in affiliated portfolios.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO
INVESTMENT INCOME:
Dividend income (1)	$1,049
Interest income	308
Net income from securities loaned	28
Total Investment Income	1,385
EXPENSES:
Investment advisory fees	205
Co-administration fees	53
Custody and accounting fees	49
Transfer agent fees	8
Blue sky fees	27
SEC fees	4
Printing fees	28
Professional fees	12
Shareholder servicing fees	7
Trustee fees and expenses	8
Other	14
Total Expenses	415
Less voluntary waivers of investment advisory fees	(53)
Less expenses reimbursed by administrator	(138)
Less custodian credits	(16)
Net Expenses	208
Net Investment Income	1,177
NET REALIZED AND UNREALIZED LOSSES:
Net realized loss on investments (2)	(9,497)
Net change in unrealized depreciation on investments (3)	(4,498)
Net Losses on Investments	(13,995)
Net Decrease in Net Assets Resulting from Operations	$(12,818)

(1)	Amount includes dividend income from affiliated portfolios of $770.
(2)	Amount includes net realized loss from affiliated portfolios of $(9,052).
(3)	Amount includes net change in unrealized depreciation from affiliated portfolios of $(306).

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)
Amounts in thousands	2008	2007
OPERATIONS:
Net investment income	$1,177	$2,083
Net realized gains (losses)	(9,497)	9,647
Net change in unrealized depreciation	(4,498)	(6,574)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,818)	5,156
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from Class A share transactions	(22,283)	(61,811)
Net increase in net assets resulting from Class C share transactions	302	728
Net decrease in net assets resulting from Class D share transactions	(27)	(147)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,008)	(61,230)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(1,107)	(2,039)
From net realized gains	(9,491)	(4,243)
Total Distributions to Class A shareholders	(10,598)	(6,282)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(91)	(119)
From net realized gains	(808)	(146)
Total Distributions to Class C shareholders	(899)	(265)
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(1)	(4)
From net realized gains	(17)	(8)
Total Distributions to Class D shareholders	(18)	(12)
Total Decrease in Net Assets	(46,341)	(62,633)
NET ASSETS:
Beginning of year	67,099	129,732
End of year	$20,758	$67,099
Accumulated Undistributed Net Investment Income	$9	$31

(1)	Formerly known as the Balanced Portfolio.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO (1)	CLASS A
Selected per share data	2008(3)		2007(3)	2006	2005	2004(3)
Net Asset Value, Beginning of Year	$12.56		$12.61	$12.63	$12.11	$11.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.30	0.28	0.23	0.19
Net realized and unrealized gains (losses)	(2.74)		0.42	0.52	0.62	0.41
Total from Investment Operations	(2.52)		0.72	0.80	0.85	0.60
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)		(0.34)	(0.27)	(0.23)	(0.19)
From net realized gains	(2.01)		(0.43)	(0.55)	(0.10)	–
Total Distributions Paid	(2.23)		(0.77)	(0.82)	(0.33)	(0.19)
Net Asset Value, End of Year	$7.81		$12.56	$12.61	$12.63	$12.11
Total Return (2)	(23.97)%		5.88%	6.74%	7.14%	5.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$17,426		$61,967	$125,172	$130,166	$128,318
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.37	%(4)(5)	0.61%	0.61%	0.61%	0.61%
Expenses, before waivers, reimbursements and credits	0.77	%(4)(5)	0.82%	0.79%	0.78%	0.78%
Net investment income, net of waivers, reimbursements and credits	2.25%		2.38%	2.23%	1.90%	1.63%
Net investment income, before waivers, reimbursements and credits	1.85%		2.17%	2.05%	1.73%	1.46%
Portfolio Turnover Rate	398.83%		147.04%	200.30%	119.58%	133.25%

	CLASS C
Selected per share data	2008(3)		2007(3)	2006	2005	2004(3)
Net Asset Value, Beginning of Year	$12.56		$12.61	$12.63	$12.11	$11.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.27	0.25	0.21	0.17
Net realized and unrealized gains (losses)	(2.73)		0.42	0.52	0.61	0.40
Total from Investment Operations	(2.54)		0.69	0.77	0.82	0.57
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)		(0.31)	(0.24)	(0.20)	(0.16)
From net realized gains	(2.01)		(0.43)	(0.55)	(0.10)	–
Total Distributions Paid	(2.21)		(0.74)	(0.79)	(0.30)	(0.16)
Net Asset Value, End of Year	$7.81		$12.56	$12.61	$12.63	$12.11
Total Return (2)	(24.14)%		5.63%	6.57%	6.80%	4.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,287		$5,023	$4,306	$4,518	$4,987
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.61	%(4)(5)	0.85%	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	1.01	%(4)(5)	1.06%	1.03%	1.02%	1.02%
Net investment income, net of waivers, reimbursements and credits	2.01%		2.14%	1.99%	1.66%	1.39%
Net investment income, before waivers, reimbursements and credits	1.61%		1.93%	1.81%	1.49%	1.22%
Portfolio Turnover Rate	398.83%		147.04%	200.30%	119.58%	133.25%

(1)	Formerly known as the Balanced Portfolio.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.
(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.
(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO (1)	CLASS D
Selected per share data	2008(3)		2007(3)	2006	2005	2004(3)
Net Asset Value, Beginning of Year	$12.47		$12.52	$12.54	$12.03	$11.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.25	0.23	0.20	0.15
Net realized and unrealized gains (losses)	(2.75)		0.41	0.53	0.59	0.40
Total from Investment Operations	(2.57)		0.66	0.76	0.79	0.55
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)		(0.28)	(0.23)	(0.18)	(0.14)
From net realized gains	(2.01)		(0.43)	(0.55)	(0.10)	–
Total Distributions Paid	(2.19)		(0.71)	(0.78)	(0.28)	(0.14)
Net Asset Value, End of Year	$7.71		$12.47	$12.52	$12.54	$12.03
Total Return (2)	(24.58)%		5.47%	6.38%	6.65%	4.79%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$45		$109	$254	$254	$486
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.76	%(4)(5)	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.16	%(4)(5)	1.21%	1.18%	1.17%	1.17%
Net investment income, net of waivers, reimbursements and credits	1.86%		1.99%	1.84%	1.51%	1.24%
Net investment income, before waivers, reimbursements and credits	1.46%		1.78%	1.66%	1.34%	1.07%
Portfolio Turnover Rate	398.83%		147.04%	200.30%	119.58%	133.25%

(1)	Formerly known as the Balanced Portfolio.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Net investment income for the year ended was calculated using the average shares outstanding method.
(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.
(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	NOVEMBER 30, 2008

	NUMBER OF SHARES	VALUE (000s)
FUND ALLOCATION – INVESTMENT COMPANIES – 116.7%

iPath Dow Jones-AIG Commodity Index Total Return ETN	9,658	$358

iShares Lehman TIPS Bond Fund	11,759	1,099

Northern Funds – Bond Index Fund (1)(2)	353,062	3,509

Northern Funds – Emerging Markets Equity Fund (1)(2)	49,545	310

Northern Funds – Global Real Estate Index Fund (1)(2)	124,111	619

Northern Funds – High Yield Fixed Income Fund (1)(2)	133,063	723

Northern Funds – Mid Cap Index Fund (1)(2)	85,659	619

Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	6,552,696	6,553

Northern Institutional Funds – Equity Index Portfolio (1)(2)	520,978	4,954

Northern Institutional Funds – International Equity Index Portfolio (1)(2)	320,119	2,116

Northern Institutional Funds – Short Bond Portfolio (1)(2)	170,986	3,097

Northern Institutional Funds – Small Company Index Portfolio (1)(2)	24,275	258
Total Investment Companies
(Cost $24,684)		24,215
Total Investments (3) – 116.7%
(Cost $24,684)		24,215
Liabilities less Other Assets – (16.7)%		(3,457)
NET ASSETS – 100.0%		$20,758

(1)	Northern Trust Investments, N.A. is an investment adviser of the Fund and the investment adviser to the Northern Institutional Funds.
(2)	Investment in affiliated portfolio.
(3)	In April 2008, the Portfolio changed from a traditional balanced fund to an asset allocation fund operating as a fund of funds.

ETN	– Exchange Traded Note
NF	– Northern Funds
NIF	– Northern Institutional Funds

Percentages shown are based on Net Assets.

At November 30, 2008, the asset class weightings for the Global Tactical Asset Allocation Portfolio were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE

U.S. Equity – Large	24.0%	NIF Equity Index

U.S. Equity – Mid	3.0	NF Mid Cap Index

U.S. Equity – Small	1.3	NIF Small Company Index

Non U.S. Equity – Developed	10.2	NIF International Equity Index

Non U.S. Equity – Emerging Markets	1.5	NF Emerging Markets Equity

Global Real Estate	3.0	NF Global REIT Index

U.S. Bonds – High Yield	3.5	NF High Yield Fixed Income

U.S. Bonds – Inflation Protected	3.0	iShares Lehman TIPS Bond Fund

U.S. Bonds – Intermediate	16.9	NF Bond Index

U.S. Bonds – Short	14.9	NIF Short Bond

Commodities	0.9	iPath Dow Jones-AIG Commodity

		Index Total Return ETN

Cash	17.8	NIF Diversified Assets

Total	100.0%

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date and on an ongoing basis

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices)

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Following is a summary of the inputs used in valuing the Global Tactical Asset Allocation Portfolio’s investments and other financial instruments which are carried at fair value, as of November 30, 2008:

VALUATION LEVEL	INVESTMENTS IN SECURITIES (000s)	OTHER FINANCIAL INSTRUMENTS * (000s)

Level 1	$24,215	$–

Level 2	–	–

Level 3	–	–

Total	$24,215	$–

* Other financial instruments include futures and forwards, if applicable.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2008

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently includes 24 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Portfolio (the “Portfolio”) (formerly known as the Balanced Portfolio) is a separate, diversified investment portfolio of the Trust. As of April 1, 2008, the Portfolio changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The Portfolio seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds to which Northern Trust Investments, N.A. (“NTI”), the Portfolio’s investment adviser, or an affiliate acts as investment adviser. The Portfolio also may invest in other unaffiliated mutual funds and exchange-traded funds (“ETFs”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian and transfer agent for the Portfolio. NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”), formerly PFPC Inc., serve as the Trust’s co-adminstrators, and Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2008, Class A, Class C and Class D shares were outstanding.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value (“NAV”). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by the Portfolio if an event occurs after the publication of market values normally used by the Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by the Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolio to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

B) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

C) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the underlying funds.

D) PORTFOLIO SECURITIES LOANED While the Portfolio does not currently participate in Northern Trust’s securities lending program and does not loan a portion of its investment portfolio to securities lending borrowers (e.g., brokers approved by Northern Trust), it had participated in the program until March 31, 2008. The Portfolio may participate in the program in the future. Northern Trust receives collateral for the Portfolio, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolio in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, the Portfolio may invest cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral may be held in custody for the Portfolio. The Portfolio may not exercise effective control over the non-cash collateral received and therefore it would not be recognized on the Portfolio’s Statement of Assets and Liabilities. The Portfolio’s percentage of ownership in the Liquid Assets Portfolio would be less than 5 percent. The value of the collateral would be monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

If the Portfolio participates in the program, it will earn income on portfolio securities loaned, and receive compensation for lending its securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. For the four month period ended March 31, 2008, income earned by the Portfolio from securities lending was based on the amount and type of securities loaned, the length of the borrowing period and other factors. During the same period the Portfolio paid fees of approximately $15,000 to Northern Trust for administering the securities lending program for the four months ended March 31, 2008. Income (net of fees) is disclosed as investment income in the Portfolio’s Statement of Operations.

E) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

The Portfolio’s net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the NAV of the Portfolio.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2008 through the fiscal year end, the Portfolio incurred net capital losses, and/or Section 988 currency losses for which the Portfolio intends to treat as having been incurred in the next fiscal year (in thousands):

Global Tactical Asset Allocation	$3,583

At November 30, 2008, the capital loss carryforward for U.S. federal income tax purposes and its respective year of expiration is as follows:

Amounts in thousands	NOVEMBER 30, 2016
Global Tactical Asset Allocation	$2,189

The Portfolio in the above table may offset future capital gains with this capital loss carryforward.

At November 30, 2008, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$11	$ —

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2008, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$4,194	$7,321

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2008

The taxable character of distributions paid during the fiscal year ended November 30, 2007, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Balanced(1)	$2,162	$4,397

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

(1)	Currently known as Global Tactical Asset Allocation Portfolio.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Portfolio adopted the provisions of FIN 48 on December 1, 2007 and the adoption did not have a material effect on the net asset value, financial condition or results of operations of the Portfolio. As of November 30, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended 2005 through 2007 remain subject to examination by the Internal Revenue Service.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of the Portfolio’s respective average daily net assets). The investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the four months ended March 31, 2008, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
Global Tactical Asset Allocation Portfolio(1)	0.60%	0.10%	0.50%

(1)	Formerly known as Balanced Portfolio.

Effective April 1, 2008, the Portfolio changed its investment strategy to an asset allocation fund. As compensation for asset allocation services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Portfolio’s respective average daily net assets).

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
Global Tactical Asset Allocation	0.25%	0.10%	0.15%

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
Global Tactical Asset Allocation	$4	$4	$—

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are reflected in the Portfolio’s Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

For the fiscal year ended November 30, 2008, NTI and PNC Global Investment Servicing, the co-administrators of the Portfolio, were entitled to a monthly co-administration fee at an annual rate of 0.10 percent of the average daily net assets of the Portfolio. The co-administrators were also entitled to additional fees for special legal services. The Portfolio paid the co-administration fees to NTI, which in turn paid a portion of these fees to PNC Global Investment Servicing for its services.

In addition, if in any fiscal year the sum of the Portfolio’s expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets, NTI as co-administrator

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement. In addition, NTI as co-administrator has voluntarily agreed to reimburse an additional 0.04 percent of the Portfolio’s Other Operating Expenses.

The expenses reimbursed during the fiscal year ended November 30, 2008, under such arrangements, are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio, although the Trust’s secretary also serves as legal counsel to the Trust and the Independent Trustees and receives legal fees from the Portfolio for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	CLASS C	CLASS D
Global Tactical Asset Allocation	$7	$ —

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2008, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolio were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$26,219	$161,170	$34,449	$184,721

At November 30, 2008, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET DEPRECIATION	COST BASIS OF SECURITIES
Global Tactical Asset Allocation	$—	$(5,370)	$(5,370)	$29,585

7. BANK LOANS

The Trust has entered into a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 11, 2008 the agreement was renewed. Borrowings under the new agreement by the Trust will bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.75 percent above the IBOR or (iii) 0.75 percent above the LIBOR, at the option of the Trust and in accordance with the terms of the agreement. The agreement will expire on December 10, 2009, unless renewed.

At November 30, 2008, the Portfolio did not have any outstanding loans.

The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2008.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2008

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Class A	400	$3,906	1,034	$10,595	(4,136)	$(36,784)	(2,702)	$(22,283)
Class C	60	573	87	898	(126)	(1,169)	21	302
Class D	—	1	2	17	(5)	(45)	(3)	(27)

Transactions in capital shares for the fiscal year ended November 30, 2007, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Class A	1,175	$14,706	508	$6,279	(6,675)	$(82,796)	(4,992)	$(61,811)
Class C	89	1,116	22	264	(52)	(652)	59	728
Class D	1	12	1	8	(13)	(167)	(11)	(147)

9. ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio’s financial position, financial performance and cash flows. This will include quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008.

Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and financial disclosures, if any.

10. SUBSEQUENT EVENT

Starting January 1, 2009, PNC Global Investment Servicing is no longer a co-administrator of the Portfolio. NTI, as the sole administrator, provides the administrative services formerly provided to the Portfolio by PNC Global Investment Servicing. The administration fee rate payable by the Portfolio is unchanged. NTI is entitled to a monthly administration fee at an annual rate of 0.10 percent of the average daily net assets of the Portfolio. Starting January 1, 2009, NTI does not pay a portion of the administration fees received to PNC Global Investment Servicing.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2008

11. AFFILIATED PORTFOLIOS

Transactions in affiliated portfolios for the fiscal year ended November 30, 2008, were as follows:

Amounts in thousands	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	REALIZED LOSSES	DIVIDEND INCOME	VALUE, END OF PERIOD
Northern Funds Bond Index Fund	$—	$13,847	$10,135	$(251)	$177	$3,509
Northern Funds Emerging Markets Equity Fund	—	1,835	1,085	(445)	—	310
Northern Funds Global Fixed Income Fund		1,545	1,518	(27)	—	—
Northern Funds Global Real Estate Index Fund	—	5,368	3,749	(996)	27	619
Northern Funds High Yield Fixed Income Fund	—	6,989	5,681	(479)	177	723
Northern Funds Mid Cap Index Fund	—	3,127	2,057	(448)	—	619
Northern Institutional Funds — Diversified Assets Portfolio	—	33,446	26,893	—	81	6,553
Northern Institutional Funds — Equity Index Portfolio	—	27,234	18,316	(3,753)	199	4,954
Northern Institutional Funds — International Equity Index Portfolio	—	12,061	7,541	(2,357)	—	2,116
Northern Institutional Funds — Short Bond Portfolio	—	12,157	8,930	(143)	109	3,097
Northern Institutional Funds — Small Company Index Portfolio	—	1,395	983	(153)	—	258
	—	119,004	86,888	(9,052)	770	22,758

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Global Tactical Asset Allocation Portfolio (the “Portfolio”), formerly known as the Balanced Portfolio, of the Northern Institutional Funds as of November 30, 2008, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures include a confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Tactical Asset Allocation Portfolio at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2009

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2008 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION – A percentage of the dividends distributed during the fiscal year for the Portfolio qualifies for the dividends-received deduction for corporate shareholders:

PORTFOLIO	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation Portfolio	23.57%

QUALIFIED DIVIDEND INCOME – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2008 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2008:

PORTFOLIO	QUALIFIED DIVIDEND PERCENTAGE
Global Tactical Asset Allocation Portfolio	6.51%

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2008 (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2008, through November 30, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/08 - 11/30/08” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL TACTICAL ASSET ALLOCATION(1)

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/08	ENDING ACCOUNT VALUE 11/30/08	EXPENSES PAID* 6/1/08 - 11/30/08
Actual	0.22%	$1,000.00	$793.00	$0.99
Hypothetical	0.22%	$1,000.00	$1,023.90	$1.11	**
CLASS C
Actual	0.46%	$1,000.00	$792.00	$2.06
Hypothetical	0.46%	$1,000.00	$1,022.70	$2.33	**
CLASS D
Actual	0.61%	$1,000.00	$790.90	$2.73
Hypothetical	0.61%	$1,000.00	$1,021.95	$3.08	**

(1)	Formerly known as the Balanced Portfolio.

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2008. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 65 portfolios in the Northern Funds Complex — Northern Funds offers 41 portfolios and Northern Institutional Funds offers 24 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

William L. Bax Age: 65 Trustee since 2005

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1997;

•   Trustee of DePaul University since 1998;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 68 Trustee since 2000

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•   Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•   Member and Director of the Illinois Venture Capital Association since 2001;

•   Trustee at Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Advisory Board of AAVIN Equity Partners since 2005;

•   Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

Sharon Gist Gilliam Age: 65 Trustee since 2001

•   Principal/Officer/Director, UCG Associates, Inc. (an aviation

•   consulting firm) from 2005 to 2006 and from 2008 to present;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 64 Trustee since 2001	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 70 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Commonwealth Edison since 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. • Taylor Capital Group, Inc.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NOVEMBER 30, 2008

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Michael E. Murphy(3) Age: 72 Trustee since 1998	• President of Sara Lee Foundation (a philanthropic organization) from 1997 to 2001.	• Coach, Inc.; • GATX Corporation (a railcar leasing and financial services company).

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•   Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) since 2003;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2003.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (100 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 65 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

•   Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present.

• GATX Corporation
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Stephen N. Potter(4) Age: 51 Trustee since 2008

•   President of Northern Trust Global Investments, Ltd. since 2008;

•   Director, Northern Trust Global Investments, Ltd. And Northern Trust Global Advisors, Inc.;

•   Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•   Executive Vice President of Northern Trust Corporation since October 2003;

•   Chairman of Northern Trust Investments, N.A. since 2008;

•   Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to 2008;

•   Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

Mary Jacobs Skinner, Esq.(4) Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin, LLP.	• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)	Mr. Murphy retired from the Board as of December 31, 2008.

(4)	An “interested person,” as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company, President and Director of Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989; Director, Northern Trust Global Advisors, Inc.

Eric K. Schweitzer Age: 47 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 52 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of NTGA since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Michael J. Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2008	Vice President and Anti-Money Laundering Compliance Officer for Northern Trust Securities, Inc. since 2007; Vice President and Anti-Money Laundering Advisory Officer for LaSalle Bank from 2006 to 2007; Anti-Money Laundering Compliance Officer for LaSalle Financial Services, Inc. from 2005 to 2006; Assistant Vice President and Compliance Officer for LaSalle Financial Services, Inc. from 2001 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration of The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

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NOVEMBER 30, 2008

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney at The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim Age: 31 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney at The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2008					2007
	All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved		All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved		All fees and services to service affiliates that were pre- approved		All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees	$414,200		N/A		N/A	$378,400		N/A		N/A
(b) Audit-Related Fees	$0		$0		$0	$0		$0		$0
(c) Tax Fees	$69,000	(1)	$0		$0	$61,600	(1)	$0		$0
(d) All Other Fees	$0		$50,600	(2)(3)	$0	$0		$49,500	(2)(3)	$0

(1)	Federal and State tax return review, Excise tax return review.
(2)	Agreed upon procedures relating to transfer agent. ($22,600 and $21,500 for fiscal year 2008 and 2007, respectively.)
(3)	Subscription to online technical support for research on specific accounting, tax and technical matters. ($28,000 and $28,000 for fiscal year 2008 and 2007, respectively.)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Tax Fees” and “All Other Fees” that were billed by E&Y for the fiscal years ended November 30, 2008 and November 30, 2007 are Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by E&Y for tax compliance, tax advice, and tax planning. “All Other Fees” are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003, August 5, 2005 and August 3, 2006, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee or the registrant’s designated Audit Committee Financial Expert (if any), provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a)-4(d), the registrant’s Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant’s last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $119,600 and $111,100 for 2008 and 2007, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on February 6, 2004 (Accession Number 0001193125-04-016223).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Institutional Funds

By (Signature and Title)	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: February 6, 2009

By (Signature and Title)	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: February 6, 2009